UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03015
Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports To Stockholders.

W E A L T H B U I L D I N G O P P O R T U N I T Y Ohio National Fund, Inc. Semi-Annual Report JUNE 30, 2008 Ohio National Fund, Inc. Ohio National Financial Services L32623_2_Ohio Nat_cover.pmd 3 8/6/2008, 12:38 PM

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Management’s Discussion of Fund Performance, Portfolio Composition, and Financial Statements (Unaudited) for each of the Fund’s Portfolios:
Equity Portfolio	3
Money Market Portfolio	10
Bond Portfolio	15
Omni Portfolio	23
International Portfolio	32
Capital Appreciation Portfolio	39
Millennium Portfolio	46
International Small-Mid Company Portfolio (formerly the International Small Company Portfolio)	53
Aggressive Growth Portfolio	60
Small Cap Growth Portfolio	67
Mid Cap Opportunity Portfolio	74
S&P 500 Index Portfolio	81
Strategic Value Portfolio (formerly the Blue Chip Portfolio)	92
High Income Bond Portfolio	98
Capital Growth Portfolio	109
Nasdaq-100 Index Portfolio	116
Bristol Portfolio	122
Bryton Growth Portfolio	128
U.S. Equity Portfolio	134
Balanced Portfolio	141
Income Opportunity Portfolio	149
Target VIP Portfolio	157
Target Equity/Income Portfolio	164
Bristol Growth Portfolio	170
Notes to Financial Statements (Unaudited)	176
Additional Information (Unaudited)	195
Information About Directors and Officers (Unaudited)	197

[THIS PAGE INTENTIONALLY LEFT BLANK]

President’s
Message

Dear Investor:

In reviewing my prior messages, I realize that we are now well over a year into the subprime mortgage debacle, with very little sign of it ending. In fact, it seems that we’ve now moved to the stage of a general mortgage and real estate crisis, as housing prices continued their decline over the past six months. Homeowners have seen price decreases of as much or more than 30 percent in the hardest hit areas of the country. These losses in value continued to take a toll on U.S. consumer spending and led to a credit crunch as lenders tightened their standards for new loans.

Results for the first three months of the year reflected substantial declines in value each month. The beginning of the second quarter, however, seemed to herald a new beginning for stocks. The government engineered the bailout of Bear Stearns, and after all the write-downs that had been taken by major banks, the worst seemed to be over. All the major indices climbed in April and only the Dow Jones Industrials declined in May.

Unfortunately June brought the first rumors of trouble at Fannie Mae and Freddie Mac, the two government-sponsored entities which control roughly half of the mortgage market in the U.S. Further, the economy continued to shed jobs at a rate of about 65,000 per month, and those workers who rely on overtime to make ends meet began to see their hours cut back.

And so, the first six months have ended poorly for domestic stocks and most international stocks as worldwide commodity prices, particularly petroleum, continue to rise.

In the meantime, bonds have been fairly flat, which is good news when the equity environment is consistently negative. Thus, an investor that is half invested in bonds and half in equities has felt only half the pain of the first half of the year.

The Ohio National Fund

You may have heard the saying, ‘A rising tide raises all ships’; unfortunately, the reverse is true as well. This was a particularly difficult six months as both growth and value stocks and large and small stocks were hit by the downturn. The consistent downward pressure took its toll on the performance of the Ohio National Fund Portfolios.

In the middle of it all however, there were some strong performances in terms of returns relative to benchmark indices. A number of portfolios — Omni, Capital Appreciation, International Small-Mid Company, Aggressive Growth, Strategic Value, Capital Growth, Bristol, Bryton Growth, Income Opportunity and Bristol Growth Portfolios — all outperformed their respective primary benchmarks. Bear in mind that this performance is relative to their benchmarks, as all finished in negative territory for the period. The bond portfolios performed as expected when compared to their benchmarks.

Looking Ahead

So, where do we go from here? When canvassing the business news of the day, there seems to be little good news to offset the gloom. Analysts remain conflicted as to whether this economic cycle will be long or short. The questions now are “how long?”, “how wide?”, and “how deep?” this period of economic retraction will be. Diversification and caution continue to be the prudent action steps for now.

Thank you for entrusting your assets to the Ohio National Fund. We look forward to continuing to serve your investment needs.

Sincerely,
John J. Palmer, FSA
President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
L. Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
John I. Von Lehman, Director
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2008, is available without charge, upon request, by calling 877-781-6392 toll-free and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

Ohio National Fund, Inc.
Equity Portfolio

 Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing primarily in common stocks or other equity securities.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-35.00%
Five years	0.54%
Ten years	0.14%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Equity Portfolio returned -27.49% versus -11.91% for the current benchmark, the S&P 500 Index.

Equity markets in general saw a weak first half of the year. A dramatic rise in commodity prices, particularly of oil, during the first six months of 2008 proved too much for stocks to overcome. Investors’ fears of a massive global slowdown due to high energy prices supplanted ongoing worries about the ongoing credit crunch as the primary driver of the market’s negative returns, in our opinion. The JPMorgan Chase & Co. fire-sale takeover of The Bear Stearns Companies Inc. that had at first appeared to mark the market bottom proved only temporary, as stocks reversed their rebound and slipped into official bear market territory by the end of the second quarter.

We responded to the market dislocation by increasing the Portfolio’s concentration, particularly in those areas where valuations were most depressed. Consequently, the top ten holdings now represent 49% of the Portfolio. In addition, the number of holdings in the Portfolio decreased from 49 to 31 as we exited 18 positions.(1)

In the Information Technology sector, International Business Machines Corp.’s solid quarterly results and aggressive stock repurchases buoyed its shares by 11% over the past six months. The company announced in February that it would buy back $15 billion worth of shares (9% of total outstanding) in the next couple of years, after repurchasing $18.8 billion of its stock in 2007. We believe that in a period of significant architectural change, International Business Machines Corp. is well positioned, based on its broad and deep technology expertise, to execute its strategy focused on providing high-end systems and outsourcing services. Furthermore, having achieved sufficient scale in its emerging markets business, we expect this unit to be a material contributor to growth over the next few years. If we are correct, the market is significantly underestimating International Business Machines Corp.’s future growth, margins, and cash flow.(1)

We bought credit card association Visa Inc. at its initial public offering (“IPO”) in mid-March. With a dominant market share of more than 50% in a global oligopoly with smaller rivals, MasterCard and American Express, Visa Inc. boasts irreplaceable assets in the form of brand name and installed user base. The credit market disruption led to an attractive offering price, and its shares rose more than 40% between its IPO and the month end. As the stock’s sharp gains caused it to exceed our estimate of its fair value, we exited the position in early April.(1)

Steel mini-mill Nucor Corp. has seen solid gains since the end of 2007. In February, Nucor Corp. announced that it had acquired one of the largest scrap producers in the country, ensuring it a solid supply network. With prices rising overseas, domestic steel companies should be able to effect prices increases of their own, and as Nucor Corp. has now established its input costs, increased revenue should fall more easily to the bottom line.(1)

The continuing fallout from the credit crisis on several of the Portfolio’s holdings has been a negative theme for year-to-date returns. Most notably, the collapse of The Bear Stearns Companies Inc., Wall Street’s fifth largest investment bank that had never posted a money-losing year in its entire history, detracted significantly from performance. Based on fundamentals, it seems clear the company could have remained a viable going concern, but the jittery state of the market rendered fundamentals basically meaningless. As such, we believe The Bear Stearns Companies Inc.’s fire sale to JPMorgan Chase & Co. could conceivably have happened to any other large broker, as no amount of capital strength or cash balance can withstand a panicky liquidity run.(1)

A larger than anticipated capital raise and consecutive quarterly losses have sent shares of American International Group, Inc. down 54% for the year. Already reeling from a fourth quarter loss and large asset write downs, investors were greeted in May with news of another large quarterly loss and $20 billion capital raise. Welling shareholder discontent burst forth in June when the company dismissed CEO Martin Sullivan and Barron’s rescinded their formerly bullish stance on the insurance giant, arguing that “at a minimum the stock will be dead money for some time to come.” While we agree there have been missteps by management, we believe these issues are well discounted in the current share price and that many of the “mark-to-market” losses should at least partly reverse in the near future.(1)

Citigroup, Inc. and Merrill Lynch & Co., Inc. were also hit hard, each falling by more than 40%. Concerns that Citigroup, Inc.’s umbrella business model was broken weighed on investors, even after new CEO, Vikram Pandit, laid out plans to strengthen the company’s capital base through orderly divestiture, while increasing long-term return on equity to the range of 18-20% by driving efficiency gains. Though negative sentiment is at an all time high, we are confident in new management’s ability to execute this strategy and believe there is significant upside at Citigroup, Inc. for patient shareholders should they be

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

successful. Large credit losses at Merrill Lynch & Co., Inc.’s investment banking division have unfairly masked the value of its crown jewel, the Global Wealth Management business, the industry’s largest and most profitable retail brokerage franchise that is expected to generate over half of the company’s 2008 revenue. Merrill Lynch & Co., Inc.’s modest valuation should set a low hurdle for CEO John Thain, an expert risk manager and consensus builder who we believe is the right person to turn around the company.(1)

Shares of Freddie Mac have struggled for most of the year, as building concern over the company’s capital position amid deteriorating home values and mounting industry credit losses has scared away investors. In May, however, the company’s retained portfolio experienced the largest-ever increase (up more than 50% from last year) as the company aggressively put its excess capital to work. We believe the $12 billion in new capital the company has raised since last November should earn excellent returns, as Freddie Mac and its sister company Fannie Mae now garner a 75% market share in new mortgage financing and enjoy enormous pricing power. As the old mortgage loan book rolls off and capital is redeployed at higher returns, we believe it is only a matter of time before investors recognize Freddie Mac’s strong revenue growth, return prospects and market share position. In our opinion, the company is worth several times more than where it is currently trading.(1)

Outside of Financials, another major area of weakness for the Portfolio was managed care, where heavyweight players UnitedHealth Group, Inc. and Aetna, Inc. sustained significant losses. The selling frenzy was set off early in the year by guidance reductions by sector cohorts WellPoint Inc. and Humana Inc. for what we believe were largely company-specific reasons. Skittish investors punished the entire group, however, after concluding that a potential downturn in the underwriting cycle, exacerbated by weak employment, would crush the managed care providers’ profit margins. Foremost in investors’ minds is the question of whether the industry will resume its violent cyclical swings of the 1980s and 1990s. The market appears to have priced in significant multi-year margin deterioration for both companies while hardly giving them any credit for future growth. We believe the dire embedded scenario should make the stocks more attractive, not less, and take the market’s positive reaction to UnitedHealth Group, Inc.’s cut in earnings forecast in early July as indication that much of the concern is already embedded in the stock price.(1)

Qwest Communications International, Inc., which had been a “ten-bagger” from mid-2002 to May 2007, has fallen 42% in 2008, as investors wondered if its impressive margin expansion in recent years would end due to the company’s exposure to consumer spending and competitive headwinds in the wholesale market. Such concerns are valid but well discounted, in our opinion. Our investment case, which rests on the company’s strong free cash flow (“FCF”) generation and a double-digit FCF yield (based on 2008 estimates), remains intact.(1)

Meanwhile, shares of Sprint Nextel Corp. have rebounded recently, after large sell-offs earlier in the year as investors grew impatient over the apparent lack of tangible progress in the company’s turnaround. Amidst the selling frenzy, the stock plummeted not only far below our assessment of intrinsic value, but below the liquidation value of its assets, and on par with the value of its spectrum holdings alone. The stock’s recent recovery was catalyzed by news that Sprint Nextel Corp. and fellow wireless company ClearWire would form a joint venture to develop a nationwide WiMax network, giving Sprint Nextel Corp. a head start over rivals in a promising disruptive technology while freeing up resources to focus on turning around its core operations. Although we see significant upside from here if its turnaround initiatives are successful, we exited the position in July in favor of more attractive opportunities.(1)

After a stellar 2007, shares of Amazon.com, Inc. took a step back, falling 21% so far this year. Most of the drop came early in the year after the company showed lower-than-expected operating margins in its fourth quarter results, resurrecting the ghost of margin concerns. Amazon.com, Inc. was hit by a second wave of sell-offs in June after key shipping partner, United Parcel Service, lowered guidance citing lower-than-expected package volume, causing investors to worry about Amazon.com Inc.’s sales growth. We believe such knee-jerk reactions ignore the significant share of Amazon.com Inc.’s revenue from faster growing international markets and its potential for market expansion through Web service solutions and online content delivery (such as through its newly introduced Kindle e-book reader). We continue to be encouraged by management’s unwavering commitment to lasting value creation.(1)

We continue to believe that oil prices above $135 per barrel pose a significant threat to the U.S. equity market and the U.S. economy. Oil prices at these levels or higher increase the odds that the U.S. economy will fall into recession, a view shared by a number of other market observers we respect. Another worry for investors is now that the market correction has morphed into a bear market, how much more weakness in stocks can investors expect? We believe the arguments are at least as good that it may be less severe than average, and in fact, may be close to ending, both in terms of time and degree of downside risk. We note that valuation spreads widened by a near record amount in June and now stand nearly three standard deviations above their long-term mean, which is nearly as high as they have ever been. When they begin to narrow, valuation-based strategies, such as ours, should show dramatically improved performance.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets
Common Stocks (3)	94.4
Repurchase Agreements Less Net Liabilities	5.6

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	The AES Corp.	8.6
2.	Amazon.com, Inc.	7.0
3.	Aetna, Inc.	5.4
4.	eBay, Inc.	4.5
5.	UnitedHealth Group, Inc.	4.1
6.	Google, Inc. Class A	4.1
7.	JPMorgan Chase & Co.	4.0
8.	General Electric Co.	3.7
9.	Citigroup, Inc.	3.6
10.	Hewlett-Packard Co.	3.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	28.4
Consumer Discretionary	19.0
Financials	18.8
Health Care	12.0
Utilities	8.6
Industrials	3.7
Telecommunication Services	3.5
Materials	0.4

94.4

Ohio National Fund, Inc.
Equity Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 94.4%	Shares	Value

CONSUMER DISCRETIONARY – 19.0%
Internet & Catalog Retail – 7.4%
Amazon.com, Inc. (a)	307,660	$22,560,708
Expedia, Inc. (a)	66,100	1,214,918

		23,775,626

Leisure Equipment & Products – 3.0%
Eastman Kodak Co.	663,500	9,574,305

Media – 3.4%
Time Warner, Inc.	740,600	10,960,880

Multiline Retail – 5.2%
J.C. Penney Co., Inc.	153,600	5,574,144
Sears Holdings Corp. (a)	151,200	11,137,392

		16,711,536

TOTAL CONSUMER DISCRETIONARY		61,022,347

FINANCIALS – 18.8%
Capital Markets – 2.8%
Merrill Lynch & Co., Inc.	200,700	6,364,197
The Goldman Sachs Group, Inc.	15,300	2,675,970

		9,040,167

Consumer Finance – 1.8%
Capital One Financial Corp.	157,000	5,967,570

Diversified Financial Services – 7.6%
Citigroup, Inc.	700,900	11,747,084
JPMorgan Chase & Co.	376,500	12,917,715

		24,664,799

Insurance – 2.5%
American International Group, Inc.	310,000	8,202,600

Thrifts & Mortgage Finance – 4.1%
Countrywide Financial Corp.	901,700	3,832,225
Freddie Mac	571,653	9,375,109

		13,207,334

TOTAL FINANCIALS		61,082,470

HEALTH CARE – 12.0%
Biotechnology – 2.4%
Amgen, Inc. (a)	162,900	7,682,364

Health Care Providers & Services – 9.6%
Aetna, Inc.	433,200	17,557,596
UnitedHealth Group, Inc.	508,400	13,345,500

		30,903,096

TOTAL HEALTH CARE		38,585,460

INDUSTRIALS – 3.7%
Industrial Conglomerates – 3.7%
General Electric Co.	453,600	12,106,584

TOTAL INDUSTRIALS		12,106,584

INFORMATION TECHNOLOGY – 28.4%
Communications Equipment – 2.6%
Cisco Systems, Inc. (a)	354,400	8,243,344

Computers & Peripherals – 7.0%
Hewlett-Packard Co.	265,200	11,724,492
International Business Machines Corp.	92,600	10,975,878

		22,700,370

Internet Software & Services – 12.0%
eBay, Inc. (a)	536,500	14,662,545
Google, Inc. Class A (a)	25,300	13,318,426
Yahoo!, Inc. (a)	527,300	10,894,018

		38,874,989

Semiconductor & Semiconductor Equipment – 2.2%
Texas Instruments, Inc.	250,900	7,065,344

Software – 4.6%
CA, Inc.	314,400	7,259,496
Electronic Arts, Inc. (a)	168,400	7,482,012

		14,741,508

TOTAL INFORMATION TECHNOLOGY		91,625,555

MATERIALS – 0.4%
Metals & Mining – 0.4%
Nucor Corp.	16,500	1,232,055

TOTAL MATERIALS		1,232,055

TELECOMMUNICATION SERVICES – 3.5%
Diversified Telecommunication Services – 2.9%
Qwest Communications International, Inc.	2,388,400	9,386,412

Wireless Telecommunication Services – 0.6%
Sprint Nextel Corp.	209,100	1,986,450

TOTAL TELECOMMUNICATION SERVICES		11,372,862

UTILITIES – 8.6%
Independent Power Producers & Energy Traders – 8.6%
The AES Corp. (a)	1,448,000	27,816,080

TOTAL UTILITIES		27,816,080

Total Common Stocks (Cost $337,860,184)		$304,843,413

	Face	Fair
Repurchase Agreements – 13.3%	Amount	Value

Goldman Sachs 2.360% 07/01/2008	$43,087,112	$43,087,112

Repurchase price $43,089,937
Collateralized by:
Federal National Mortgage Association 6.000%, 01/01/2038 Fair Value: $44,020,208
Total Repurchase Agreements (Cost $43,087,112)		$43,087,112

Total Investments – 107.7% (Cost $380,947,296) (b)		$347,930,525
Liabilities in Excess of Other Assets – (7.7)%		(25,002,158)

Net Assets – 100.0%		$322,928,367

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $337,860,184)	$304,843,413
Repurchase agreements	43,087,112
Cash	1
Receivable for securities sold	8,095,464
Receivable for fund shares sold	8,527,526
Dividends and accrued interest receivable	371,579
Prepaid expenses and other assets	2,253

Total assets	364,927,348

Liabilities:
Payable for fund shares redeemed	41,702,725
Payable for investment management services	243,040
Payable for compliance services	532
Accrued custody expense	3,950
Accrued professional fees	7,826
Accrued accounting fees	21,208
Accrued printing and filing fees	19,700

Total liabilities	41,998,981

Net assets	$322,928,367

Net assets consist of:
Par value, $1 per share	$15,018,307
Paid-in capital in excess of par value	337,101,746
Accumulated net realized gain on investments	1,998,558
Net unrealized depreciation on investments	(33,016,771)
Undistributed net investment income	1,826,527

Net assets	$322,928,367

Shares outstanding	15,018,307

Authorized Fund shares allocated to Portfolio	30,000,000

Net asset value per share	$21.50

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$139,704
Dividends	3,425,192

Total investment income	3,564,896

Expenses:
Management fees	1,605,204
Custodian fees	17,080
Directors’ fees	14,819
Professional fees	11,963
Accounting fees	63,672
Printing and filing fees	20,619
Compliance expense	2,667
Other	4,842

Total expenses	1,740,866

Net investment income	1,824,030

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(27,652,760)
Change in unrealized appreciation/depreciation on investments	(110,043,311)

Net realized/unrealized gain (loss) on investments	(137,696,071)

Change in net assets from operations	$(135,872,041)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,824,030	$263,738
Net realized gain (loss) on investments and foreign currency related transactions	(27,652,760)	63,159,376
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(110,043,311)	(94,208,204)

Change in net assets from operations	(135,872,041)	(30,785,090)

Distributions to shareholders:
Distributions from net investment income	—	(229,856)

Capital transactions:
Received from shares sold	66,090,569	75,705,851
Received from dividends reinvested	—	229,856
Paid for shares redeemed	(112,357,772)	(89,918,130)

Change in net assets from capital transactions	(46,267,203)	(13,982,423)

Change in net assets	(182,139,244)	(44,997,369)
Net Assets:
Beginning of period	505,067,611	550,064,980

End of period	$322,928,367	$505,067,611

Undistributed net investment income	$1,826,527	$2,497

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$29.65		$31.52	$29.55	$27.85	$24.78
Operations:
Net investment income (loss)	0.12		0.02	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(8.27)		(1.88)	1.98	1.71	3.06

Total from operations	(8.15)		(1.86)	1.97	1.70	3.08

Distributions:
Distributions from net investment income	—		(0.01)	—	—	(0.01)

Net asset value, end of period	$21.50		$29.65	$31.52	$29.55	$27.85

Total return	(27.49	)%(b)	(5.89)%	6.67%	6.10%	12.44%
Ratios and supplemental data:
Net assets at end of period (millions)	$322.9		$505.1	$550.1	$540.7	$502.1
Ratios to average net assets:
Expenses	0.83	%(a)	0.84%	0.86%	0.88%	0.92%
Net investment income (loss)	0.87	%(a)	0.05%	(0.04)%	(0.03)%	0.09%
Portfolio turnover rate	18%		23%	13%	20%	10%
(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets
Short-Term Notes (2)	88.7
Repurchase Agreements and Other Net Assets	11.3

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1)

		% of Net Assets

1.	The Washington Post Co. 2.100%, 07/01/2008	4.8
2.	Toyota Motor Credit Corp. 2.090%, 07/18/2008	4.3
3.	Johnson & Johnson 2.000%, 07/02/2008	4.0
4.	Wal-Mart Stores, Inc. 2.100%, 07/07/2008	4.0
5.	HSBC Finance Corp. 2.250%, 07/09/2008	4.0
6.	Praxair, Inc. 2.110%, 07/10/2008	4.0
7.	E.I. du Pont de Nemours & Co. 2.080%, 07/11/2008	4.0
8.	International Business Machines Corp. 2.050%, 08/01/2008	4.0
9.	Prudential Funding LLC 2.100%, 07/01/2008	3.5
10.	The Walt Disney Co. 2.200%, 07/11/2008	3.5

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Financials	32.4
Consumer Staples	13.4
Consumer Discretionary	9.4
Materials	8.5
Health Care	8.5
Telecommunication Services	4.5
Energy	4.3
Information Technology	4.0
Industrials	3.7

88.7

Ohio National Fund, Inc.
Money Market Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Amortized
Short-Term Notes – 88.7%	Amount	Cost

CONSUMER DISCRETIONARY – 9.4%
Media – 9.4%
The Walt Disney Co. 2.200%, 07/11/2008	$13,000,000	$12,992,055
2.180%, 07/11/2008	4,000,000	3,997,578
The Washington Post Co. 2.100%, 07/01/2008 (a)	18,000,000	18,000,000

TOTAL CONSUMER DISCRETIONARY		34,989,633

CONSUMER STAPLES – 13.4%
Beverages – 4.3%
The Coca-Cola Co. 2.030%, 07/03/2008 (a)	8,000,000	7,999,098
2.170%, 07/21/2008 (a)	8,000,000	7,990,356

		15,989,454

Food & Staples Retailing – 4.5%
Wal-Mart Stores, Inc. 2.100%, 07/07/2008 (a)	15,000,000	14,994,750
2.170%, 07/22/2008 (a)	2,000,000	1,997,468

		16,992,218

Food Products – 4.6%
Nestle Capital Corp. 2.120%, 07/07/2008 (a)	5,000,000	4,998,233
2.130%, 07/08/2008 (a)	12,000,000	11,995,030

		16,993,263

TOTAL CONSUMER STAPLES		49,974,935

ENERGY – 4.3%
Oil, Gas & Consumable Fuels – 4.3%
Chevron Funding Corp. 2.050%, 07/10/2008	8,000,000	7,995,900
2.100%, 07/24/2008	8,000,000	7,989,267

TOTAL ENERGY		15,985,167

FINANCIALS – 32.4%
Commercial Banks – 3.5%
Wells Fargo & Co. 2.470%, 07/01/2008	3,200,000	3,200,000
2.150%, 07/01/2008	10,000,000	10,000,000

		13,200,000

Consumer Finance – 13.4%
American Express Credit Corp. 2.040%, 07/03/2008	10,000,000	9,998,867
2.100%, 07/15/2008	8,000,000	7,993,467
American Honda Finance Corp. 2.100%, 07/14/2008	9,000,000	8,993,175
2.130%, 07/16/2008 (a)	2,200,000	2,198,047
2.200%, 07/23/2008	5,000,000	4,993,278
Toyota Motor Credit Corp. 2.090%, 07/18/2008	16,000,000	15,984,209

		50,161,043

Diversified Finance Services – 8.6%
General Electric Capital Corp. 2.150%, 07/09/2008	9,000,000	8,995,700
2.230%, 07/17/2008	8,000,000	7,992,071
HSBC Finance Corp. 2.250%, 07/09/2008	15,000,000	14,992,500

		31,980,271

Insurance – 6.9%
MetLife Funding 2.280%, 08/26/2008 (a)	10,000,000	9,964,533
Prudential Funding LLC 2.100%, 07/01/2008	13,015,000	13,015,000
2.000%, 07/15/2008	3,000,000	2,997,667

		25,977,200

TOTAL FINANCIALS		121,318,514

HEALTH CARE – 8.5%
Pharmaceuticals – 8.5%
Abbott Laboratories 2.200%, 07/07/2008 (a)	7,000,000	6,997,433
2.100%, 07/30/2008 (a)	10,000,000	9,983,083
Johnson & Johnson 2.000%, 07/02/2008 (a)	15,000,000	14,999,167

TOTAL HEALTH CARE		31,979,683

INDUSTRIALS – 3.7%
Commercial Services & Supplies – 3.7%
Cintas Corp. No. 2 2.300%, 07/07/2008 (a)	7,000,000	6,997,317
2.350%, 07/24/2008 (a)	6,780,000	6,769,820

TOTAL INDUSTRIALS		13,767,137

INFORMATION TECHNOLOGY – 4.0%
Computer – Peripherals – 4.0%
International Business Machines Corp. 2.050%, 08/01/2008 (a)	15,000,000	14,973,521

TOTAL INFORMATION TECHNOLOGY		14,973,521

MATERIALS – 8.5%
Chemicals – 8.5%
E.I. du Pont de Nemours & Co. 2.180%, 07/09/2008 (a)	2,000,000	1,999,031
2.080%, 07/11/2008 (a)	15,000,000	14,991,333
Praxair, Inc. 2.110%, 07/10/2008	15,000,000	14,992,088

TOTAL MATERIALS		31,982,452

TELECOMMUNICATION SERVICES – 4.5%
Diversified Telecommunication Services – 4.5%
AT&T Inc. 2.220%, 07/07/2008 (a)	7,000,000	6,997,410
2.250%, 07/28/2008 (a)	10,000,000	9,983,125

TOTAL TELECOMMUNICATION SERVICES		16,980,535

Total Short-Term Notes
(Cost $331,951,577)		$331,951,577

(continued)

Ohio National Fund, Inc.
Money Market Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Amortized
Repurchase Agreements – 11.1%	Amount	Cost

U.S. Bank 1.250% 07/01/2008	$41,318,000	$41,318,000

Repurchase price $41,319,435
Collateralized by:
Federal Home Loan Mortgage Corp. #E99430 4.500%, 09/01/2018 Fair Value: $15,670,948
Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $26,472,342
Total Repurchase Agreements (Cost $41,318,000)		$41,318,000

Total Investments – 99.8% (Cost $373,269,577) (b)		$373,269,577
Other Assets in Excess of Liabilities – 0.2%		859,532

Net Assets – 100.0%		$374,129,109

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2008, the value of these securities totaled $174,828,755 or 46.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents cost for Federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of the Portfolio.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at amortized cost	$331,951,577
Repurchase agreements	41,318,000
Cash	854
Receivable for fund shares sold	5,156,738
Accrued interest receivable	1,435
Prepaid expenses and other assets	311

Total assets	378,428,915

Liabilities:
Payable for fund shares redeemed	4,167,100
Payable for investment management services	74,396
Payable for compliance services	532
Accrued custody expense	5,774
Accrued professional fees	7,652
Accrued accounting fees	22,202
Accrued printing and filing fees	22,150

Total liabilities	4,299,806

Net assets	$374,129,109

Net assets consist of:
Par value, $1 per share	$37,412,483
Paid-in capital in excess of par value	336,716,626

Net assets	$374,129,109

Shares outstanding	37,412,483

Authorized Fund shares allocated to Portfolio	40,000,000

Net asset value per share	$10.00

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$5,097,482

Expenses:
Management fees	485,475
Custodian fees	18,425
Directors’ fees	13,890
Professional fees	11,013
Accounting fees	67,606
Printing and filing fees	23,716
Compliance expense	2,667
Other	871

Total expenses	623,663
Less expenses voluntarily reduced or reimbursed by adviser	(25,000)

Net expenses	598,663

Net investment income	4,498,819

Change in net assets from operations	$4,498,819

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,498,819	$14,487,500

Distributions to shareholders:
Distributions from net investment income	(4,498,819)	(14,487,500)

Capital transactions:
Received from shares sold	470,095,984	583,249,915
Received from dividends reinvested	4,498,819	14,556,015
Paid for shares redeemed	(436,678,078)	(515,971,609)

Change in net assets from capital transactions	37,916,725	81,834,321

Change in net assets	37,916,725	81,834,321
Net Assets:
Beginning of period	336,212,384	254,378,063

End of period	$374,129,109	$336,212,384

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$10.00		$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.12		0.48	0.47	0.27	0.09

Distributions:
Distributions from net investment income	(0.12)		(0.48)	(0.47)	(0.27)	(0.09)

Net asset value, end of period	$10.00		$10.00	$10.00	$10.00	$10.00

Total return	1.20	%(b)	4.92%	4.79%	2.92%	1.01%
Ratios and supplemental data:
Net assets at end of period (millions)	$374.1		$336.2	$254.4	$169.6	$141.0
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.32	%(a)	0.31%	0.32%	0.33%	0.36%
Net investment income	2.38	%(a)	4.79%	4.72%	2.92%	1.03%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.33	%(a)	0.32%	0.35%	0.37%	0.40%
(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	1.52%
Five years	2.98%
Ten years	4.93%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Bond Portfolio returned -0.96% versus -0.81% for the current benchmark, the Merrill Lynch U.S. Corporate Master Bond Index (“the Merrill Lynch Index”).

The Portfolio under-performed the Merrill Lynch Index by 15 basis points primarily due to several holdings that performed poorly, most of which were in the banking and finance sectors.

The theme that dominated the fixed income market during the first half of 2008 was the continuing crisis in the subprime mortgage market, and its negative impact on the credit markets in general, especially in the banking and finance industries. Because of the crisis, credit spreads continued to widen. The credit spread of the Merrill Lynch Index widened by 71 basis points. This widening explains the negative return of the Merrill Lynch Index. In comparison to credit spreads, changes in Treasury yields had a relatively benign affect on fixed income returns because long-term Treasury yields did not change much during the period. Short-term Treasury yields, however, declined because the Federal Reserve continued to cut its Fed Funds rate through April 30 in order to stimulate the U.S. economy. The Federal Reserve has kept its Fed Funds rate steady at 2.00% since April 30.

The investments which explain the under-performance of the Portfolio include Wachovia Capital Trust III, Sprint-Nextel Corp., the Bank of Ireland, Fifth-Third Bancorp, Clear Channel Communications, Inc., International Lease Finance, General Motors Acceptance Corporation and Capmark Financial Group, Inc. Wachovia Capital Trust III, the Bank of Ireland, Fifth-Third Bancorp, General Motors Acceptance Corporation and Capmark Financial Group, Inc. have been hurt by problems in the credit and mortgage markets. Clear Channel Communications, Inc. declined in value because the company was able to move forward with a leveraged buy-out. Sprint-Nextel Corp. declined in value because of poor operating results which forced the company to borrow under its revolving credit agreements. International Lease Finance Corp. was hurt by problems in the airline industry and with its parent, American International Group, Inc. Securities which performed very well include Countrywide Financial Corp., Capital One Bank USA NA, Pulte Homes, Inc., Energy Transfer Partners LP and iStar Financial, Inc. Countrywide Financial Corp. had an exceptional 33.2% return because it was a distressed mortgage company that was acquired by Bank of America Corp.(1)

Several industry weightings impacted performance. The Portfolio benefited from its under-weighting in banks and brokers, because these industries under-performed. The Portfolio was slightly over-weighted in finance, and this weighting negatively impacted performance. The Portfolio’s over-weighting in electric utilities continued to benefit performance.(1)

We expect that the U.S. economy will enter a recession due to high energy prices, problems in the subprime mortgage and homebuilding markets, and the credit crisis that is gripping the financial services industries. Because of accelerating inflation related to rising food and energy prices, the Federal Reserve may find that it must raise the Fed Funds rate, making any recession worse. Because of the weak economy, we will over-weight the consumer staples, aerospace/defense and healthcare sectors, maintain the over-weighting in electric utilities, and continue to under-weight banks and brokers. Exposure to the finance industry will be reduced. We will continue to purchase higher quality assets until the economy stabilizes. Because of increasing inflation and low Treasury yields, the duration of the Portfolio will be maintained short of the benchmark duration. We will continue to purchase bonds having change of control protection because the threat of leveraged buy-outs will return when capital markets become less risk-averse.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Bond Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $150 million.

Merrill Lynch U.S. Corporate Bond Index 1-10 Year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

We are now using the Merrill Lynch U.S. Corporate Master Bond Index as the Portfolio’s primary benchmark because we believe the Portfolio’s investments more closely resemble the securities represented in that index than those in the Merrill Lynch U.S. Corporate Bond Index 1-10 year.

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

		% of Net Assets

1.	Verizon Communications Inc. 5.350%, 02/15/2011	1.2
2.	General Electric Capital Corp. 4.875%, 10/21/2010	1.2
3.	The Goldman Sachs Group LP 4.500%, 06/15/2010	1.2
4.	CVS/Caremark Corp. 5.750%, 06/01/2017	1.1
5.	Merrill Lynch & Co., Inc. 4.790%, 08/04/2010	1.1
6.	Comcast Corp. 5.875%, 02/15/2018	1.1
7.	The Home Depot, Inc. 5.250%, 12/16/2013	1.1
8.	Lehman Brothers Holdings, Inc. 6.500%, 07/19/2017	1.1
9.	Morgan Stanley 4.750%, 04/01/2014	1.1
10.	Wells Fargo Bank, NA 6.450%, 02/01/2011	1.0

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Corporate Bonds (3) (4)	96.9
Foreign Government Bonds (4)	0.9
Short-Term Notes Less Net Liabilities	2.2

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Financials	40.6
Utilities	14.0
Consumer Discretionary	12.9
Consumer Staples	8.0
Industrials	6.8
Telecommunication Services	5.3
Energy	5.2
Information Technology	1.7
Materials	1.4
Health Care	1.0

96.9

(4)	Bond Credit Quality (Standard & Poor’s Ratings):

% of Total Bonds

AAA	1.1
AA	15.6
A	27.0
BBB	49.6
BB	5.3
B	1.4

100.0

Ohio National Fund, Inc.
Bond Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 96.9%	Amount	Value

CONSUMER DISCRETIONARY – 12.9%
Auto Components – 0.8%
Johnson Controls, Inc. 5.250%, 01/15/2011	$1,250,000	$1,264,840

Hotels, Restaurants & Leisure – 0.7%
Wyndham Worldwide Corp. 6.000%, 12/01/2016	1,250,000	1,105,590

Household Durables – 3.4%
Centex Corp. 5.125%, 10/01/2013	1,000,000	803,750
Lennar Corp. 5.950%, 03/01/2013	1,000,000	795,000
Mohawk Industries, Inc. 5.750%, 01/15/2011	1,000,000	1,002,625
Newell Rubbermaid, Inc. 4.625%, 12/15/2009	1,000,000	992,932
6.250%, 04/15/2018	500,000	497,152
Pulte Homes, Inc. 7.875%, 08/01/2011	1,000,000	990,000

		5,081,459

Media – 5.9%
Clear Channel Communications, Inc. 5.750%, 01/15/2013	1,000,000	674,362
Comcast Corp. 5.875%, 02/15/2018	1,750,000	1,686,692
Cox Communications, Inc. 6.750%, 03/15/2011	1,500,000	1,549,011
Rogers Communications, Inc. 5.500%, 03/15/2014	1,500,000	1,445,685
Time Warner Cable, Inc. 5.850%, 05/01/2017	1,000,000	951,404
Time Warner, Inc. 6.875%, 05/01/2012	1,000,000	1,023,903
Viacom, Inc. 5.750%, 04/30/2011	1,500,000	1,504,467

		8,835,524

Multiline Retail – 1.0%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/2016	1,750,000	1,522,626

Specialty Retail – 1.1%
The Home Depot, Inc. 5.250%, 12/16/2013	1,750,000	1,680,397

TOTAL CONSUMER DISCRETIONARY		19,490,436

CONSUMER STAPLES – 8.0%
Beverages – 0.9%
Anheuser Busch Co., Inc. 5.500%, 01/15/2018	1,500,000	1,409,282

Food & Staples Retailing – 3.2%
CVS/Caremark Corp. 5.750%, 06/01/2017	1,750,000	1,724,175
Kroger Co. 6.400%, 08/15/2017	1,500,000	1,532,562
Safeway, Inc. 6.350%, 08/15/2017	1,500,000	1,546,416

		4,803,153

Food Products – 2.8%
Bunge N.A. Finance LP 5.900%, 04/01/2017	1,500,000	1,375,774
Kraft Foods, Inc. 6.125%, 02/01/2018	1,500,000	1,460,720
Tyson Foods, Inc. 6.600%, 04/01/2016	1,500,000	1,370,614

		4,207,108

Household Products – 1.1%
Kimberly-Clark Corp. 6.125%, 08/01/2017	1,500,000	1,560,234

TOTAL CONSUMER STAPLES		11,979,777

ENERGY – 5.2%
Energy Equipment & Services – 1.0%
Weatherford International Ltd. 6.000%, 03/15/2018	1,500,000	1,483,072

Oil, Gas & Consumable Fuels – 4.2%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	1,500,000	1,503,216
Atlantic Richfield Co. 8.550%, 03/01/2012	200,000	225,987
Devon OEI Operating, Inc. 7.250%, 10/01/2011	1,000,000	1,068,634
Energy Transfer Partners LP 5.650%, 08/01/2012	1,000,000	1,009,174
Marathon Oil Corp. 6.125%, 03/15/2012	750,000	770,954
Valero Energy Corp. 6.875%, 04/15/2012	750,000	779,177
XTO Energy, Inc. 4.900%, 02/01/2014	1,000,000	979,230

		6,336,372

TOTAL ENERGY		7,819,444

FINANCIALS – 40.6%
Capital Markets – 9.9%
Allied Capital Corp. 6.625%, 07/15/2011	1,500,000	1,452,027
Credit Suisse (USA), Inc. 5.250%, 03/02/2011	1,500,000	1,515,366
Invesco Ltd. 4.500%, 12/15/2009	1,500,000	1,486,540
Janus Capital Group, Inc. 6.700%, 06/15/2017	1,500,000	1,442,004
Jefferies Group Inc. 5.875%, 06/08/2014	1,500,000	1,422,655
Lehman Brothers Holdings, Inc. 6.500%, 07/19/2017	1,750,000	1,621,643
Merrill Lynch & Co., Inc. 4.790%, 08/04/2010	1,750,000	1,702,227

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 96.9%	Amount	Value

Capital Markets (continued)

Morgan Stanley 4.750%, 04/01/2014	$1,750,000	$1,596,606
Nuveen Investments, Inc. 5.000%, 09/15/2010	1,000,000	907,500
The Goldman Sachs Group LP 4.500%, 06/15/2010	1,750,000	1,753,157

		14,899,725

Commercial Banks – 7.5%
BB&T Corp. 5.200%, 12/23/2015	1,500,000	1,386,170
BOI Capital Funding No. 2 LP 5.571%, Perpetual (a) (c)	1,000,000	675,770
Comerica Bank 5.750%, 11/21/2016	1,500,000	1,329,906
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (a) (c)	1,500,000	1,265,746
Fifth Third Bancorp 4.500%, 06/01/2018	1,750,000	1,266,143
PNC Funding Corp. 5.250%, 11/15/2015	1,500,000	1,391,563
SunTrust Bank 5.000%, 09/01/2015	1,500,000	1,372,418
Wachovia Capital Trust III 5.800%, Perpetual (c)	1,500,000	1,020,574
Wells Fargo Bank, NA 6.450%, 02/01/2011	1,500,000	1,568,421

		11,276,711

Consumer Finance – 5.2%
American Express Credit Corp. 5.000%, 12/02/2010	1,500,000	1,511,103
American General Finance Corp. 4.875%, 05/15/2010	1,000,000	983,913
Capital One Bank USA NA 5.125%, 02/15/2014	1,000,000	973,382
Discover Financial Services 6.450%, 06/12/2017	1,500,000	1,269,751
GMAC LLC 7.250%, 03/02/2011	1,000,000	735,417
HSBC Finance Corp. 6.375%, 11/27/2012	1,500,000	1,539,564
SLM Corp. 5.375%, 05/15/2014	1,000,000	879,599

		7,892,729

Diversified Financial Services – 4.4%
Capmark Financial Group, Inc. 6.300%, 05/10/2017	1,000,000	647,379
Citigroup, Inc. 4.625%, 08/03/2010	1,500,000	1,494,513
General Electric Capital Corp. 4.875%, 10/21/2010	1,750,000	1,778,474
ILFC E-Capital Trust I 5.900%, 12/21/2065 (a) (b)	1,500,000	1,214,885
JPMorgan Chase & Co. 5.150%, 10/01/2015	1,500,000	1,446,429

		6,581,680

Insurance – 5.0%
Assurant, Inc. 5.625%, 02/15/2014	1,500,000	1,423,470
Axis Capital Holdings Ltd. 5.750%, 12/01/2014	1,000,000	950,920
Hartford Financial Services Group, Inc. 5.375%, 03/15/2017	1,500,000	1,415,862
Liberty Mutual Group, Inc. 5.750%, 03/15/2014 (a)	1,000,000	966,466
Loews Corp. 5.250%, 03/15/2016	750,000	726,644
Prudential Financial, Inc. 6.100%, 06/15/2017	1,500,000	1,496,575
StanCorp Financial Group, Inc. 6.875%, 10/01/2012	500,000	495,183

		7,475,120

Real Estate Investment Trusts – 6.9%
Camden Property Trust 4.375%, 01/15/2010	1,000,000	975,005
Developers Diversified Realty Corp. 5.375%, 10/15/2012	1,250,000	1,173,770
Equity One Inc. 6.250%, 01/15/2017	1,250,000	1,127,347
HCP, Inc. 4.875%, 09/15/2010	1,500,000	1,439,889
iStar Financial, Inc. 5.700%, 03/01/2014	1,000,000	840,971
Mack-Cali Realty L.P. 4.600%, 06/15/2013	1,000,000	909,040
Post Apartment Homes L.P. 5.125%, 10/12/2011	750,000	708,565
Potlatch Corp. 13.000%, 12/01/2009	1,000,000	1,101,471
Simon Property Group L.P. 4.875%, 08/15/2010	1,250,000	1,220,784
The Rouse Co. LP 7.200%, 09/15/2012	1,000,000	922,257

		10,419,099

Thrifts & Mortgage Finance – 1.7%
Countrywide Financial Corp. 5.800%, 06/07/2012	1,500,000	1,419,926
Washington Mutual, Inc. 4.625%, 04/01/2014	1,500,000	1,096,291

		2,516,217

TOTAL FINANCIALS		61,061,281

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 96.9%	Amount	Value

HEALTH CARE – 1.0%

Health Care Providers & Services – 1.0%
UnitedHealth Group, Inc. 6.000%, 02/15/2018	$1,500,000	$1,453,605

TOTAL HEALTH CARE		1,453,605

INDUSTRIALS – 6.8%
Building Products – 0.9%
Owens Corning, Inc. 6.500%, 12/01/2016	1,500,000	1,367,856

Commercial Services & Supplies – 1.0%
Waste Management, Inc. 6.100%, 03/15/2018	1,500,000	1,499,265

Industrial Conglomerates – 1.0%
Hutchison Whampoa International (03/33) Ltd. 6.250%, 01/24/2014 (a)	1,500,000	1,503,338

Machinery – 1.7%
Caterpillar, Inc.
5.700%, 08/15/2016	1,500,000	1,530,637
Timken Co.
5.750%, 02/15/2010	1,000,000	1,001,307

		2,531,944

Road & Rail – 2.2%
CSX Corp.
5.600%, 05/01/2017	1,500,000	1,386,041
Ryder System, Inc.
4.625%, 04/01/2010	1,000,000	999,169
Union Pacific Corp.
3.625%, 06/01/2010	1,000,000	982,111

		3,367,321

TOTAL INDUSTRIALS		10,269,724

INFORMATION TECHNOLOGY – 1.7%
Computers & Peripherals – 0.7%
NCR Corp.
7.125%, 06/15/2009	1,000,000	1,014,153

IT Services – 1.0%
Computer Sciences Corp.
6.500%, 03/15/2018 (a)	1,500,000	1,509,953

TOTAL INFORMATION TECHNOLOGY		2,524,106

MATERIALS – 1.4%
Chemicals – 0.7%
Monsanto Co.
7.375%, 08/15/2012	1,000,000	1,102,335

Metals & Mining – 0.7%
Teck Cominco Ltd.
7.000%, 09/15/2012	1,000,000	1,068,932

TOTAL MATERIALS		2,171,267

TELECOMMUNICATION SERVICES – 5.3%
Diversified Telecommunication Services – 4.1%
AT&T Corp.
7.300%, 11/15/2011	500,000	532,940
Embarq Corp.
6.738%, 06/01/2013	1,500,000	1,448,807
France Telecom SA
7.750%, 03/01/2011	1,000,000	1,059,680
Telecom Italia Capital SA
5.250%, 10/01/2015	1,500,000	1,374,747
Verizon Communications Inc.
5.350%, 02/15/2011	1,750,000	1,787,931

		6,204,105

Wireless Telecommunication Services – 1.2%
America Movil S.A.B. de C.V.
5.750%, 01/15/2015	1,000,000	994,383
New Cingular Wireless Services, Inc.
7.875%, 03/01/2011	750,000	798,970

		1,793,353

TOTAL TELECOMMUNICATION SERVICES		7,997,458

UTILITIES – 14.0%
Electric Utilities – 10.1%
Appalachian Power Co.
5.550%, 04/01/2011	1,500,000	1,507,009
Commonwealth Edison Co.
5.950%, 08/15/2016	1,500,000	1,494,832
Duke Energy Carolinas LLC
6.050%, 04/15/2038	1,350,000	1,339,166
Entergy Mississippi, Inc.
5.920%, 02/01/2016	1,000,000	986,176
IPALCO Enterprises, Inc.
8.625%, 11/14/2011	1,000,000	1,045,000
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,500,000	1,458,983
Metropolitan Edison Co.
4.875%, 04/01/2014	750,000	708,988
Pepco Holdings, Inc.
4.000%, 05/15/2010	750,000	735,514
Potomac Electric Power Co.
6.500%, 11/15/2037	750,000	734,725
PSEG Power LLC
5.000%, 04/01/2014	750,000	713,833
Scottish Power Ltd.
4.910%, 03/15/2010	1,000,000	1,002,596
Tenaska Georgia Partners L.P.
9.500%, 02/01/2030	496,247	551,856
Union Electric Co.
6.400%, 06/15/2017	1,500,000	1,499,630
Virginia Electric & Power Co.
5.400%, 01/15/2016	1,500,000	1,467,960

		15,246,268

Gas Utilities – 1.5%
CenterPoint Energy Resources Corp.
5.950%, 01/15/2014	500,000	490,707
Southwest Gas Corp.
7.625%, 05/15/2012	1,000,000	1,026,711

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 96.9%	Amount	Value

Gas Utilities (continued)

Spectra Energy Capital LLC
5.500%, 03/01/2014	$750,000	$728,951

		2,246,369

Independent Power Producers & Energy Traders – 1.1%
Energy Future Competitive Holdings Co.
7.480%, 01/01/2017	661,000	571,956
TransAlta Corp.
6.750%, 07/15/2012	1,000,000	1,017,162

		1,589,118

Multi-Utilities – 1.3%
Avista Corp.
5.950%, 06/01/2018	1,000,000	963,520
Consumers Energy Co.
6.000%, 02/15/2014	1,000,000	1,018,832

		1,982,352

TOTAL UTILITIES		21,064,107

Total Corporate Bonds (Cost $152,344,362)		$145,831,205

	Face	Fair
Foreign Government Bonds – 0.9%	Amount	Value

United Mexican States 5.875%, 01/15/2014	$1,250,000	$1,303,125

Total Foreign Government Bonds (Cost $1,254,370)		$1,303,125

	Face	Fair
Short-Term Notes – 11.9%	Amount	Value

American Express Corp.
1.970%, 07/01/2008	$6,000,000	$6,000,000
General Electric Capital Corp.
1.900%, 07/01/2008	4,983,000	4,983,000
Prudential Funding LLC
1.950%, 07/01/2008	7,000,000	7,000,000

Total Short-Term Notes (Cost $17,983,000)		$17,983,000

Total Investments – 109.7% (Cost $171,581,732) (d)		$165,117,330
Liabilities in Excess of Other Assets – (9.7)%		(14,550,130)

Net Assets – 100.0%		$150,567,200

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2008, the value of these securities totaled $7,136,158 or 4.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	This security is a fixed-to-floating rate bond. The coupon rate is fixed at 5.900% through 12/21/2010. Thereafter, the rate is a variable rate based on the highest rate among the three month U.S. LIBOR and the 10-year and 30-year Constant Maturity Treasury rates.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2008.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements

Ohio National Fund, Inc.
Bond Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $153,598,732)	$147,134,330
Short-term notes	17,983,000
Cash	726
Receivable for fund shares sold	646,615
Accrued interest receivable	2,354,819
Prepaid expenses and other assets	116

Total assets	168,119,606

Liabilities:
Payable for fund shares redeemed	17,444,333
Payable for investment management services	77,280
Payable for compliance services	532
Accrued custody expense	2,075
Accrued professional fees	6,486
Accrued accounting fees	13,077
Accrued printing and filing fees	8,623

Total liabilities	17,552,406

Net assets	$150,567,200

Net assets consist of:
Par value, $1 per share	$13,284,573
Paid-in capital in excess of par value	134,148,239
Accumulated net realized loss on investments	(3,813,238)
Net unrealized depreciation on investments	(6,464,402)
Undistributed net investment income	13,412,028

Net assets	$150,567,200

Shares outstanding	13,284,573

Authorized Fund shares allocated to Portfolio	25,000,000

Net asset value per share	$11.33

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$4,986,403

Expenses:
Management fees	486,868
Custodian fees	6,390
Directors’ fees	6,260
Professional fees	8,221
Accounting fees	38,734
Printing and filing fees	9,243
Compliance expense	2,667
Other	422

Total expenses	558,805

Net investment income	4,427,598

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(1,059,451)
Change in unrealized appreciation/depreciation on investments	(4,974,136)

Net realized/unrealized gain (loss) on investments	(6,033,587)

Change in net assets from operations	$(1,605,989)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,427,598	$8,981,766
Net realized gain (loss) on investments	(1,059,451)	37,249
Change in unrealized appreciation/depreciation on investments	(4,974,136)	(2,435,616)

Change in net assets from operations	(1,605,989)	6,583,399

Capital transactions:
Received from shares sold	25,044,930	39,973,351
Paid for shares redeemed	(50,526,642)	(40,020,045)

Change in net assets from capital transactions	(25,481,712)	(46,694)

Change in net assets	(27,087,701)	6,536,705
Net Assets:
Beginning of period	177,654,901	171,118,196

End of period	$150,567,200	$177,654,901

Undistributed net investment income	$13,412,028	$8,984,430

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$11.44		$11.03	$10.96	$11.33	$10.70
Operations:
Net investment income	0.43		0.58	0.55 (a)	0.56 (a)	0.51
Net realized and unrealized gain (loss) on investments	(0.54)		(0.17)	(0.06)	(0.51)	0.12

Total from operations	(0.11)		0.41	0.49	0.05	0.63

Distributions:
Distributions from net investment income	—		—	(0.42)	(0.42)	—

Net asset value, end of period	$11.33		$11.44	$11.03	$10.96	$11.33

Total return	(0.96	)%(c)	3.72%	4.44%	0.42%	5.89%
Ratios and supplemental data:
Net assets at end of period (millions)	$150.6		$177.7	$171.1	$139.0	$114.4
Ratios to average net assets:
Expenses	0.64	%(b)	0.63%	0.65%	0.68%	0.72%
Net investment income	5.08	%(b)	4.99%	4.99%	4.97%	5.22%
Portfolio turnover rate	8%		13%	25%	13%	19%
(a) Calculated using the average daily shares method.

(b) Annualized.

(c) Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-5.80%
Five years	8.54%
Ten years	0.29%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Omni Portfolio returned -7.05% versus -8.57% for the current benchmark, which is composed of 70% S&P 500 Index and 30% Merrill Lynch U.S. Corporate Master Bond Index (“the Merrill Lynch Index”).

The first half of 2008 proved to be a challenging and volatile period for stock market indices. Recessionary concerns deepened, oil prices skyrocketed, inflation remained high, and companies failed to meet earnings expectations. The U.S. unemployment rate jumped to 5.5% in May, adding further pressure to the outlook for consumer spending already hurt by rising food and energy prices. The housing market showed no signs of recovery and credit market turmoil persisted. The early stages of a slowdown in international markets also became apparent by the end of the second quarter.

The 152 basis points of out-performance is the result of three factors. First, the equity component of the Portfolio out-performed the S&P 500 Index. Second, the bond component of the Portfolio out-performed the Merrill Lynch U.S. Corporate Master Bond Index. Third, the Portfolio was slightly under-weighted in stocks during a period when stocks performed poorly.(1)

The equity component of the Portfolio had a return of -9.81%, out-performing the S&P 500 Index by 210 basis points. Out-performers included several natural gas stocks benefiting from higher commodity prices, including Chesapeake Energy Corp. up 80%, Cabot Oil & Gas Corp. up 58% and Pioneer Natural Resources Co. up 44%. Agrium, Inc. was up 49% after beating quarterly earnings due to higher potash prices, and on raised estimates. Hess Corp. was up 25% on improved prospects in Brazil and better expectations for its assets in the Gulf of Mexico. Another out-performer was Fomento Economico Mexicano SAB de CV up 20% after the company beat estimates on increased sales at its convenience store business and share gains.(1)

Detractors to stock performance for the period included several Financials stocks which under-performed on continued credit concerns and substantial earnings cuts. American International Group was down 54%, Citigroup, Inc. was down 42%, and Morgan Stanley was down 31%. Lehman Brothers Holdings, Inc. was down 42% on concerns over liquidity issues following the Bear Stearns Companies Inc. collapse and weak investment banking revenue trends. Also, General Electric Co. was down 27% after the company guided lower on weakness in its financial services and health care divisions. Another under-performer was International Game Technology, down 43% on lowered estimates due to replacement spending cuts at casinos. Google, Inc. was down 24% driven by negative revisions due to weak paid search revenues and concerns that economic weakness would impact revenues.(1)

During the first half, the weighting in Financials stocks was increased to a slight over-weight. The over-weighting in Information Technology stocks was maintained. The weighting in Consumer Discretionary stocks was reduced to a 5% under-weight. After initially decreasing the weighting in the Health Care sector, it was increased in the second quarter to a 2% over-weight.(1)

The bond component of the Portfolio had a return of -0.69%, out-performing the Merrill Lynch U.S. Corporate Master Bond Index by 12 basis points. The slight out-performance of the bond component of the Portfolio was primarily the result of individual bond performance. Bonds which performed well included Countrywide Financial Corp., Nuveen Investments, Inc., Capital One Bank USA NA, The Walt Disney Co. and Clear Channel Communications Inc. Countrywide Financial Corp., which had a 33% return, was a distressed mortgage company that was acquired by Bank of America Corp. The bonds which were the largest detractors from performance were all negatively impacted by the mortgage and credit crisis, and included Residential Capital LLC, The Bear Stearns Companies Inc., Wachovia Capital Trust III, Capmark Financial Group, Inc., Radian Group, Inc. and Discover Financial Services. Several industry weightings also had an impact on the return of the bond component of the Portfolio. The over-weighting in electric utilities and media, as well as the under-weighting in banks and brokers, benefited performance. The over-weighting in real estate investment trusts (“REITs”), however, hurt performance.(1)

We believe a slowdown in economic growth is a clear trend at this point, and the U.S. economy may be entering a recession. We are less optimistic for an economic recovery in the near term since we see several economic challenges continuing. Going forward, the equity component of the Portfolio is over-weighted in Health Care and is at a slight over-weight in Financials. The focus is on stocks which have opportunities for earnings growth, or where valuations already discount bad news. Consumer Discretionary stocks are under-weighted because there is a further downside risk to earnings. The strategy for the bond component of the Portfolio includes maintaining a duration that is short of the bond index because inflation appears to be accelerating, reducing exposure to the finance sector and lower quality bonds given the unstable economic environment, and swapping into bonds that have change-of-control covenant protection. We will also

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

purchase bonds in defensive areas, such as consumer products and health care.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Bond Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $150 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	65.9
Corporate Bonds (3)	29.3
Repurchase Agreements and Other Net Assets	4.8

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Applied Materials, Inc.	1.8
2.	Intel Corp.	1.5
3.	Chesapeake Energy Corp.	1.4
4.	Fomento Economico Mexicano SAB de CV – ADR	1.4
5.	Halliburton Co.	1.4
6.	Broadcom Corp. Class A	1.4
7.	Google, Inc. Class A	1.4
8.	Hewlett-Packard Co.	1.3
9.	Wyeth	1.3
10.	Apple Inc.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	21.7
Information Technology	18.1
Energy	11.3
Health Care	10.2
Consumer Staples	9.2
Industrials	6.6
Consumer Discretionary	5.8
Utilities	4.5
Telecommunication Services	4.2
Materials	3.6

95.2

Ohio National Fund, Inc
Omni Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 65.9%	Shares	Value

CONSUMER DISCRETIONARY – 2.6%
Hotels, Restaurants & Leisure – 2.0%
International Game Technology	18,000	$449,640
McDonald’s Corp.	10,500	590,310

		1,039,950

Specialty Retail – 0.6%
Staples, Inc.	13,900	330,125

TOTAL CONSUMER DISCRETIONARY		1,370,075

CONSUMER STAPLES – 7.3%
Beverages – 3.7%
Fomento Economico Mexicano SAB de CV – ADR	16,500	750,915
Molson Coors Brewing Co. Class B	10,200	554,166
The Coca-Cola Co.	12,800	665,344

		1,970,425

Food & Staples Retailing – 0.7%
Wal-Mart Stores, Inc.	6,900	387,780

Food Products – 2.3%
Kraft Foods, Inc. Class A	22,200	631,590
Unilever NV – ADR	21,400	607,760

		1,239,350

Household Products – 0.6%
Energizer Holdings, Inc. (a)	4,800	350,832

TOTAL CONSUMER STAPLES		3,948,387

ENERGY – 9.1%
Energy Equipment & Services – 1.4%
Halliburton Co.	14,100	748,287

Oil, Gas & Consumable Fuels – 7.7%
Anadarko Petroleum Corp.	9,000	673,560
Apache Corp.	3,100	430,900
Cabot Oil & Gas Corp.	9,600	650,208
Chesapeake Energy Corp.	11,400	751,944
Hess Corp.	4,900	618,331
Marathon Oil Corp.	8,500	440,895
Pioneer Natural Resources Co.	7,100	555,788

		4,121,626

TOTAL ENERGY		4,869,913

FINANCIALS – 10.2%
Capital Markets – 1.2%
Morgan Stanley	17,400	627,618

Commercial Banks – 0.3%
SunTrust Banks Inc.	4,100	148,502

Diversified Financial Services – 1.9%
Citigroup, Inc.	36,900	618,444
JPMorgan Chase & Co.	12,200	418,582

		1,037,026

Insurance – 6.8%
American International Group, Inc.	21,900	579,474
Lincoln National Corp.	12,700	575,564
Prudential Financial, Inc.	10,200	609,348
The Chubb Corp.	12,800	627,328
The Hartford Financial Services Group, Inc.	10,500	677,985
Travelers Companies, Inc.	14,200	616,280

		3,685,979

TOTAL FINANCIALS		5,499,125

HEALTH CARE – 8.6%
Biotechnology – 3.3%
Celgene Corp. (a)	8,900	568,443
Human Genome Sciences, Inc. (a)	56,000	291,760
Savient Pharmaceuticals, Inc. (a)	15,300	387,090
Vertex Pharmaceuticals, Inc. (a)	15,700	525,479

		1,772,772

Health Care Equipment & Supplies – 0.7%
Cooper Cos. Inc.	10,000	371,500

Health Care Providers & Services – 0.2%
Laboratory Corp. of America Holdings (a)	1,400	97,482

Life Sciences Tools & Services – 1.3%
Thermo Fisher Scientific, Inc. (a)	12,500	696,625

Pharmaceuticals – 3.1%
Abbott Laboratories	5,100	270,147
Mylan Inc.	56,000	675,920
Wyeth	14,800	709,808

		1,655,875

TOTAL HEALTH CARE		4,594,254

INDUSTRIALS – 5.1%
Aerospace & Defense – 3.5%
Honeywell International, Inc.	12,900	648,612
Lockheed Martin Corp. (a)	1,500	147,990
Precision Castparts Corp.	4,600	443,302
United Technologies Corp.	10,600	654,020

		1,893,924

Air Freight & Logistics – 0.7%
FedEx Corp.	4,400	346,676

Industrial Conglomerates – 0.9%
General Electric Co.	18,900	504,441

TOTAL INDUSTRIALS		2,745,041

INFORMATION TECHNOLOGY – 17.8%
Communications Equipment – 3.2%
Cisco Systems, Inc. (a)	29,300	681,518
Corning, Inc.	28,200	650,010
QUALCOMM, Inc.	9,000	399,330

		1,730,858

Computers & Peripherals – 4.4%
Apple Inc. (a)	4,200	703,248
Hewlett-Packard Co.	16,100	711,781
International Business Machines Corp.	5,300	628,209
NetApp, Inc. (a)	15,300	331,398

		2,374,636

(continued)

Ohio National Fund, Inc
Omni Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 65.9%	Shares	Value

Internet Software & Services – 2.5%
eBay, Inc. (a)	20,900	$571,197
Google, Inc. Class A (a)	1,390	731,724

		1,302,921

Semiconductor & Semiconductor Equipment – 6.4%
Applied Materials, Inc.	49,300	941,137
Broadcom Corp. Class A (a)	27,000	736,830
Cypress Semiconductor Corp. (a)	13,700	339,075
Intel Corp.	36,900	792,612
Maxim Integrated Products, Inc.	30,100	636,615

		3,446,269

Software – 1.3%
Electronic Arts, Inc. (a)	3,400	151,062
Microsoft Corp.	19,900	547,449

		698,511

TOTAL INFORMATION TECHNOLOGY		9,553,195

MATERIALS – 3.6%
Chemicals – 2.8%
Agrium, Inc.	3,900	419,406
Monsanto Co.	3,400	429,896
Rohm & Haas Co.	14,500	673,379

		1,522,681

Metals & Mining – 0.8%
Freeport-McMoRan Copper & Gold, Inc.	3,500	410,165

TOTAL MATERIALS		1,932,847

TELECOMMUNICATION SERVICES – 1.6%
Diversified Telecommunication Services – 1.6%
AT&T Inc.	10,000	336,900
Verizon Communications, Inc.	15,500	548,700

TOTAL TELECOMMUNICATION SERVICES		885,600

Total Common Stocks (Cost $37,556,077)		$35,398,436

	Face	Fair
Corporate Bonds – 29.3%	Amount	Value

CONSUMER DISCRETIONARY – 3.2%
Automobiles – 0.5%
Daimler Finance North America LLC 6.500%, 11/15/2013	$250,000	$259,536

Household Durables – 0.4%
Centex Corp. 5.125%, 10/01/2013	250,000	200,938

Media – 2.1%
Clear Channel Communications Inc. 4.250%, 05/15/2009	250,000	241,300
Comcast Corp. 5.875%, 02/15/2018	150,000	144,574
Cox Communications, Inc. 6.750%, 03/15/2011	250,000	258,168
Rogers Communications, Inc. 5.500%, 03/15/2014	250,000	240,947
The Walt Disney Co. 6.200%, 06/20/2014	250,000	269,793

		1,154,782

Multiline Retail – 0.2%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/2016	150,000	130,511

TOTAL CONSUMER DISCRETIONARY		1,745,767

CONSUMER STAPLES – 1.9%
Beverages – 0.3%
Anheuser-Busch Co. Inc. 5.500%, 01/15/2018	150,000	140,928

Food & Staples Retailing – 0.8%
CVS/Caremark Corp. 5.750%, 06/01/2017	150,000	147,786
Kroger Co. 6.400%, 08/15/2017	150,000	153,256
Safeway, Inc. 6.350%, 08/15/2017	150,000	154,642

		455,684

Food Products – 0.5%
Bunge N.A. Finance LP 5.900%, 04/01/2017	150,000	137,578
Kraft Foods, Inc. 6.500%, 08/11/2017	150,000	150,446

		288,024

Household Products – 0.3%
Kimberly-Clark Corp. 6.125%, 08/01/2017	150,000	156,024

TOTAL CONSUMER STAPLES		1,040,660

ENERGY – 2.2%
Oil, Gas & Consumable Fuels – 1.9%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	150,000	150,322
Boardwalk Pipelines LP 5.500%, 02/01/2017	250,000	233,354
Enterprise Products Operating LP
5.000%, 03/01/2015	150,000	141,497
Valero Energy Corp. 4.750%, 06/15/2013	250,000	238,251
XTO Energy, Inc. 4.900%, 02/01/2014	250,000	244,807

		1,008,231

Energy Equipment & Services – 0.3%
Weatherford International Ltd. 6.000%, 03/15/2018	150,000	148,307

TOTAL ENERGY		1,156,538

(continued)

Ohio National Fund, Inc
Omni Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 29.3%	Amount	Value

FINANCIALS – 11.5%
Capital Markets – 2.6%
Jefferies Group Inc. 5.875%, 06/08/2014	$150,000	$142,266
Lehman Brothers Holdings, Inc. 5.750%, 05/17/2013	250,000	238,053
Mellon Funding Corp. 5.500%, 11/15/2018	250,000	231,601
Merrill Lynch & Co, Inc. 6.050%, 05/16/2016	150,000	138,585
Morgan Stanley 4.750%, 04/01/2014	250,000	228,087
Nuveen Investments, Inc. 5.500%, 09/15/2015	250,000	180,000
The Goldman Sachs Group, Inc. 5.150%, 01/15/2014	250,000	242,279

		1,400,871

Commercial Banks – 1.9%
BB&T Corp. 5.200%, 12/23/2015	150,000	138,617
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (b) (c)	250,000	210,958
KeyBank NA 5.700%, 11/01/2017	150,000	134,426
PNC Funding Corp. 5.250%, 11/15/2015	150,000	139,156
RBS Capital Trust III 5.512%, Perpetual (c)	250,000	217,550
Wachovia Capital Trust III 5.800%, Perpetual (c)	250,000	170,096

		1,010,803

Consumer Finance – 1.6%
American General Finance Corp. 5.400%, 12/01/2015	150,000	127,487
Capital One Bank USA NA 5.125%, 02/15/2014	250,000	243,346
Discover Financial Services 6.450%, 06/12/2017	150,000	126,975
HSBC Finance Corp.
6.375%, 11/27/2012	250,000	256,594
SLM Corp. 5.375%, 05/15/2014	150,000	131,940

		886,342

Diversified Financial Services – 1.6%
Bank of America Corp. 5.750%, 08/15/2016	150,000	143,455
Capmark Financial Group, Inc. 6.300%, 05/10/2017	150,000	97,107
Citigroup, Inc. 5.850%, 08/02/2016	150,000	145,655
General Electric Capital Corp. 5.000%, 01/08/2016	250,000	241,527
JPMorgan Chase & Co. 5.150%, 10/01/2015	250,000	241,071

		868,815

Insurance – 1.4%
Assurant, Inc. 5.625%, 02/15/2014	250,000	237,245
Liberty Mutual Group Inc. 5.750%, 03/15/2014 (b)	250,000	241,616
MetLife, Inc. 5.375%, 12/15/2012	250,000	252,539

		731,400

Real Estate Investment Trusts – 1.7%
Colonial Realty L.P. 6.050%, 09/01/2016	150,000	131,531
Duke Realty L.P. 4.625%, 05/15/2013	250,000	227,084
HCP, Inc. 6.000%, 01/30/2017	150,000	129,296
iStar Financial, Inc. 6.000%, 12/15/2010	250,000	213,240
Post Apartment Homes L.P. 5.125%, 10/12/2011	250,000	236,188

		937,339

Thrifts & Mortgage Finance – 0.7%
Countrywide Financial Corp. 5.800%, 06/07/2012	150,000	141,993
Residential Capital LLC 9.625%, 05/15/2015 (b)	120,000	58,800
Washington Mutual, Inc. 4.625%, 04/01/2014	250,000	182,715

		383,508

TOTAL FINANCIALS		6,219,078

HEALTH CARE – 1.6%
Health Care Equipment & Supplies – 0.3%
Hospira, Inc. 6.050%, 03/30/2017	150,000	145,001

Health Care Providers & Services – 0.5%
UnitedHealth Group, Inc. 6.000%, 02/15/2018	150,000	145,360
WellPoint, Inc. 5.875%, 06/15/2017	150,000	145,236

		290,596

Pharmaceuticals – 0.8%
Abbott Laboratories 5.600%, 11/30/2017	150,000	151,576
Wyeth 6.950%, 03/15/2011	250,000	264,811

		416,387

TOTAL HEALTH CARE		851,984

(continued)

Ohio National Fund, Inc
Omni Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 29.3%	Amount	Value

INDUSTRIALS – 1.5%
Building Products – 0.2%
Owens Corning Inc. 6.500%, 12/01/2016	$150,000	$136,786

Commercial Services & Supplies – 0.3%
Waste Management Inc. 6.100%, 03/15/2018	150,000	149,926

Industrial Conglomerates – 0.5%
Hutchison Whampoa International (03/33) Ltd. 6.250%, 01/24/2014 (b)	250,000	250,556

Road & Rail – 0.5%
CSX Corp. 5.600%, 05/01/2017	150,000	138,604
ERAC USA Finance Co. 6.375%, 10/15/2017 (b)	150,000	134,266

		272,870

TOTAL INDUSTRIALS		810,138

INFORMATION TECHNOLOGY – 0.3%
IT Services – 0.3%
Computer Sciences Corp. 6.500%, 03/15/2018 (b)	150,000	150,995

TOTAL INFORMATION TECHNOLOGY		150,995

TELECOMMUNICATION SERVICES – 2.6%
Diversified Telecommunication Services – 2.1%
AT&T Corp. 7.300%, 11/15/2011	250,000	266,470
Embarq Corp. 6.738%, 06/01/2013	150,000	144,881
Telecom Italia Capital SA 5.250%, 10/01/2015	250,000	229,124
Telefonos de Mexico S.A.B. de C.V. 5.500%, 01/27/2015	250,000	244,562
Verizon Florida LLC 6.125%, 01/15/2013	250,000	255,074

		1,140,111

Wireless Telecommunication Services – 0.5%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	250,000	248,596

TOTAL TELECOMMUNICATION SERVICES		1,388,707

UTILITIES – 4.5%
Electric Utilities – 3.3%
Commonwealth Edison Co. 5.950%, 08/15/2016	150,000	149,483
Duke Energy Carolinas LLC 6.050%, 04/15/2038	150,000	148,796
Kansas City Power & Light Co. 5.850%, 06/15/2017	150,000	145,898
Nevada Power Co. 5.950%, 03/15/2016	150,000	149,567
Pennsylvania Electric Co. 6.050%, 09/01/2017	150,000	145,751
Potomac Power Co. 6.500%, 11/15/2037	150,000	146,945
PSEG Power LLC 5.000%, 04/01/2014	250,000	237,945
Southern Power Co. 4.875%, 07/15/2015	250,000	236,752
Union Electric Co. 6.400%, 06/15/2017	150,000	149,963
Virginia Electric and Power Co. 4.750%, 03/01/2013	250,000	246,282

		1,757,382

Gas Utilities – 0.4%
Spectra Energy Capital LLC 5.500%, 03/01/2014	250,000	242,984

Multi-Utilities – 0.5%
Consumers Energy Co. 6.000%, 02/15/2014	250,000	254,708

Water Utilities – 0.3%
American Water Capital Corp. 6.085%, 10/15/2017	150,000	144,131

TOTAL UTILITIES		2,399,205

Total Corporate Bonds (Cost $16,757,778)		$15,763,072

	Face	Fair
Repurchase Agreements – 3.7%	Amount	Value

U.S. Bank 1.250% 07/01/2008	$1,981,000	$1,981,000

Repurchase price $1,981,069
Collateralized by:
Federal Home Loan Mortgage Corp. #E99430 4.500%, 09/01/2018 Fair Value: $751,347
Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $1,269,222
Total Repurchase Agreements (Cost $1,981,000)		$1,981,000

Total Investments – 98.9% (Cost $56,294,855) (d)		$53,142,508
Other Assets in Excess of Liabilities – 1.1%		578,562

Net Assets – 100.0%		$53,721,070

(continued)

Ohio National Fund, Inc
Omni Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2008, the value of these securities totaled $1,047,191 or 1.9% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2008.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $54,313,855)	$51,161,508
Repurchase agreements	1,981,000
Cash	943
Receivable for securities sold	831,539
Receivable for fund shares sold	42,768
Dividends and accrued interest receivable	276,819
Prepaid expenses and other assets	250

Total assets	54,294,827

Liabilities:
Payable for securities purchased	397,261
Payable for fund shares redeemed	132,336
Payable for investment management services	27,602
Payable for compliance services	532
Accrued custody expense	1,602
Accrued professional fees	5,853
Accrued accounting fees	5,561
Accrued printing and filing fees	2,969
Other accrued expenses	41

Total liabilities	573,757

Net assets	$53,721,070

Net assets consist of:
Par value, $1 per share	$3,482,161
Paid-in capital in excess of par value	49,723,459
Accumulated net realized gain on investments	2,905,620
Net unrealized depreciation on investments	(3,152,347)
Undistributed net investment income	762,177

Net assets	$53,721,070

Shares outstanding	3,482,161

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$15.43

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$491,548
Dividends (net of withholding tax of $2,692)	350,126

Total investment income	841,674

Expenses:
Management fees	170,655
Custodian fees	5,018
Directors’ fees	2,041
Professional fees	6,556
Accounting fees	16,576
Printing and filing fees	3,171
Compliance expense	2,667
Other	570

Total expenses	207,254

Net investment income	634,420

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(761,250)
Change in unrealized appreciation/depreciation on investments	(4,143,784)

Net realized/unrealized gain (loss) on investments	(4,905,034)

Change in net assets from operations	$(4,270,614)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$634,420	$1,205,475
Net realized gain (loss) on investments	(761,250)	5,991,485
Change in unrealized appreciation/depreciation on investments	(4,143,784)	(2,742,797)

Change in net assets from operations	(4,270,614)	4,454,163

Distributions to shareholders:
Distributions from net investment income	—	(1,077,718)

Capital transactions:
Received from shares sold	3,969,692	3,211,250
Received from dividends reinvested	—	1,077,718
Paid for shares redeemed	(7,811,911)	(12,909,788)

Change in net assets from capital transactions	(3,842,219)	(8,620,820)

Change in net assets	(8,112,833)	(5,244,375)
Net Assets:
Beginning of period	61,833,903	67,078,278

End of period	$53,721,070	$61,833,903

Undistributed net investment income	$762,177	$127,757

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$16.60		$15.79	$14.11	$13.05	$12.35
Operations:
Net investment income	0.18		0.34	0.27	0.25	0.24
Net realized and unrealized gain (loss) on investments	(1.35)		0.76	1.61	0.99	0.64

Total from operations	(1.17)		1.10	1.88	1.24	0.88

Distributions:
Distributions from net investment income	—		(0.29)	(0.20)	(0.18)	(0.18)

Net asset value, end of period	$15.43		$16.60	$15.79	$14.11	$13.05

Total return	(7.05	)%(b)	6.99%	13.32%	9.49%	7.11%
Ratios and supplemental data:
Net assets at end of period (millions)	$53.7		$61.8	$67.1	$66.2	$71.4
Ratios to average net assets:
Expenses	0.73	%(a)	0.71%	0.71%	0.71%	0.71%
Net investment income	2.24	%(a)	1.85%	1.69%	1.66%	1.97%
Portfolio turnover rate	62%		143%	178%	180%	240%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Objective/Strategy

The International Portfolio seeks total return on assets by investing primarily in equity securities of foreign companies.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-10.86%
Five years	11.93%
Ten years	2.70%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the International Portfolio returned -11.63% versus -8.14% for the current benchmark, the MSCI EAFE Growth Index (Net-USD).

Escalating volatility continued to affect global equity markets during the first quarter. The first quarter’s poor equity returns were accompanied by a plethora of negative news events and an overall deterioration of investment confidence. After a January lull, commodity prices resumed their upward trajectory in February and reached periodic peaks in the first half of March. The price of copper increased in excess of 25%, nickel by more than 13% and gold by almost 10%. The strength of the gold price was almost perfectly mirrored by the continuing weakness of the U.S. dollar. Its relative attractiveness weakened by aggressive Fed rate cuts and increasingly negative sentiment, the dollar managed to drop in excess of 10% relative to the Japanese yen and plumbed new all-time lows versus the euro. Central banks from Europe to India and China are facing the advent of accelerating inflation with predictable consequences in terms of tightening monetary policy prescriptions.

The bottom in international equity performance for the first quarter came near the end of January. Global markets were given positive signals by the Federal Reserve in the form of two consecutive rate cuts totaling 125 basis points for the benchmark Fed Funds rate. The rate cuts followed on the heels of a major trading scandal involving a French bank, Societe Generale, leading to increased doubts about the overall health of the world financial system. Many major global financial institutions continued to write-off their exposures to low quality U.S. mortgages. The staggering degree of magnitude of these write-offs caused most market participants to rediscover the concept of counter-party risk, leading to almost total paralysis in short-term credit markets. The crisis climaxed in the middle of March as the U.S. broker, The Bear Stearns Companies Inc., collapsed and was subsequently rescued by a combined action of JPMorgan Chase & Co. and the Federal Reserve.

After gaining some traction in April, equities ended flat for the second quarter, as international markets reacted negatively to accelerating inflation and decelerating global growth. The market has become increasingly concerned about stagflation. Economic growth is under pressure as surging commodity prices threaten consumer spending. Oil has continued its record assent, piercing the $140/barrel mark in late June. Strong demand in the emerging world, as well as concerns over a possible conflict between Israel and Iran, continue to buoy oil prices despite evidence of decreased demand in the developed world.

The credit crisis has also persisted. Bond insurers MBIA and Ambac Financial Group, saw their credit ratings downgraded by S&P and Moody’s. Meanwhile, investors remain concerned that major financial institutions will continue to announce more write-downs.

Despite slowing economic growth, central banks around the globe are becoming more concerned about inflation. After lowering the Fed Funds rate to 2.0% in April, the U.S. Federal Reserve Bank signaled that the easing cycle has come to an end. Likewise, the European Central Bank is expected to raise rates in the third quarter.

There has not been a significant change to the overall risk level of the Portfolio. We continue to expect the world economic slowdown to deepen in the second half of 2008. The Portfolio remains over-weighted in emerging markets versus the benchmark despite relatively high inflation rates. European export growth is beginning to slow due to very strong currencies and as a result, the earnings growth of many European companies is under pressure. The valuation of the Japanese stock market remains attractive at these levels.(1)

The Portfolio maintains over-weight positions in Energy and Information Technology. We are maintaining under-weight positions in Consumer Staples, Consumer Discretionary, Materials, Utilities and Industrials. In terms of stock selection, we are maintaining our focus on quality growth companies with industry leadership characteristics.(1)

The Portfolio’s best performing sectors were Energy, Consumer Staples and Health Care. The Portfolio benefited from its over-weight position in Energy, as oil and gas prices continued their record surge. Stock selection also helped as Petroleo Brasileiro, TMK OAO, and Talisman Energy, Inc. all benefited from rapidly increasing energy prices. Strong stock selection was the primary driver behind out-performance within Consumer Staples. The Portfolio also benefited from its relative under-weight position. Within the sector, the Portfolio benefited from InBev NV’s strong performance in the first quarter related to initiatives on cash flow generation, capital management, and significant cost savings. The Portfolio did well to see the security before it posted weak first quarter results due to weakness in the Brazilian beer market. InBev NV has since rebounded on news of its bid for Anheuser-Busch. Finally, the Portfolio benefited from its over-weight position in Health Care, particularly in the Pharmaceuticals and Biotechnology industries. The Portfolio’s positions in China Medical Technologies and Elan Corp. plc have also boosted relative performance. China Medical Technologies surged in late June

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

after posting strong quarterly results and a positive outlook based on the firm’s increased focus on its higher growth In-Vitro Diagnostic business. Elan Corp. plc also performed well as the firm announced statistically significant phase II headline results for its Alzheimer’s drug, Bapineuzumab.(1)

The Portfolio’s weakest performing sectors were Materials, Financials, and Consumer Discretionary. The Portfolio was hurt by its under-weight position within Materials, as the sector continued to benefit from surging commodity prices. At a stock specific level, the Portfolio’s under-weight position in Rio Tinto plc negatively impacted performance as the firm was a prime beneficiary of higher metal prices and an acquisition offer from BHP Billiton. Sterlite Industries Ltd. also under-performed, as analysts have become pessimistic that the firm will consolidate minority stakes in Hindustan Zinco and Balco. The Portfolio’s under-performance in Financials was primarily driven by one security, ICICI Bank. We maintained a position in this security in order to give the Portfolio exposure to India. Our over-weight position in India, however, proved to be inappropriate as the Indian economy has been hit hard by deteriorating economic fundamentals and rising interest rates. Two securities in particular, ICICI Bank and Sterlite Industries Ltd., significantly contributed to the Portfolio’s under-performance in the Financials and Materials sectors, respectively. Given the current interest rate environment in India, we are looking to sell ICICI Bank at an appropriate exit point. Finally, the Portfolio’s under-performance in the Consumer Discretionary sector is essentially due to one security, Gildan Activewear, Inc. Citing a production shortfall at its factory in the Dominican Republic, the firm saw its share price drop approximately 30% in a single day after issuing its first profit warning since 2001. We have since exited the position.(1)

Coming into the second quarter of 2008, our Portfolio was positioned for a slowdown in global growth. Our thesis at the time was that this slowdown would lead to a decline in global demand, particularly for basic materials. This belief was directly reflected in our under-weight position in the Materials sector. While we have, in fact, seen a significant slowdown in global growth, commodity prices continued to surge past technically overbought levels in the second quarter. As such, we were negatively impacted by our under-weight bet. We feel, however, that our call on commodity prices was early (not wrong), and we continue to be under-weighted in the Materials sector.(1)

Additionally, surging energy prices and the persistence of the credit crisis have created the most negative environment for consumers in recent memory. Consumers have experienced significant wealth deterioration as the result of declining home prices, while tighter credit standards have made access to capital more difficult. At the same time, record energy prices represent a serious hit to purchasing power. As such, the weakness in the equity market has not been limited to the Financials sector, but has instead spread to nearly all other sectors. The result is that even traditionally defensive sectors, like Consumer Staples and Telecommunication Services, have under-performed the overall market, thereby creating an even more difficult equity environment.

Consistent with our comments above, we expect the world economic slowdown to continue into 2008. Most central banks in the large developed markets appear to have reached an inflection point in their respective monetary policy responses. Given that most of the world’s stock markets have reached bear market territory, we are anticipating the arrival of a more constructive environment for stocks toward the end of the year.

We continue to maintain that most stock markets are currently trading at undemanding valuations. Our concerns center on the overly optimistic consensus earnings expectations and the worldwide resurgence of inflation. Although we do not adhere to a scenario of economic decoupling, we do expect the slowdown in earnings growth to be less severe in most foreign developed markets. Given the dramatic slowdown in merger and acquisition activity, we expect corporations to utilize their under-leveraged balance sheets to make add-on and fill-in acquisitions at more reasonable valuations.

The Portfolio remains over-weighted in emerging markets versus the benchmark despite relatively high inflation rates. European export growth is beginning to slow due to very strong currencies and as a result, the earnings growth of many European companies is under pressure. We are expecting a slowdown in earnings growth and are under-weighted in Europe. The Japanese stock market is trading at low valuations not seen in more than a generation and we are finding interesting stock selection opportunities.(1)

From a Portfolio allocation and personnel perspective, we are confident in our current positioning. The third and fourth quarters of last year were used to reposition the portfolio, and first quarter 2008 was relatively strong. Despite some difficulty in the second quarter, we do not feel that second quarter 2008 performance represents the ability or the eventual success of this investment team. Further, we are confident that the Portfolio is properly positioned for the second half as we continue to believe that a slowdown in global growth will lead to easing of demand for commodities, and as such, we are confident that our under-weight position in Materials (and corresponding under-weight position in Industrials) will add value to the Portfolio and boost relative performance. Consistent with our call for further macro-economic weakness, the Portfolio has repositioned to more significant under-weights in both the Consumer Discretionary and Consumer Staples sectors. Margins in both of these sectors are under pressure from higher raw material input costs. In addition, consumers are facing wealth deterioration from the housing crisis, more difficult access to capital from the credit crisis, and deteriorating purchasing power from high energy prices. As such, we are confident that our under-weight call in these sectors will be successful in the second half of this year. From a stock-specific perspective, having already exited Gildan Activewear, Inc. and with plans to exit ICICI Bank and Qimonda, we feel that we will have eliminated a significant portion of the problematic securities within the Portfolio.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Growth Index (Net-USD) is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation. The index presented herein includes the effect of minimum reinvestment of dividends.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	95.5
U.S. Treasury Obligations	1.7
Repurchase Agreements Less Net Liabilities	2.8

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Nintendo Corp. Ltd.	2.7
2.	Qiagen NV	2.6
3.	Keyence Corp.	2.6
4.	BHP Billiton Ltd.	2.5
5.	Komatsu Ltd.	2.5
6.	Roche Holding AG – Genusschein	2.4
7.	Gazprom OAO – ADR	2.3
8.	Nikon Corp.	2.2
9.	China Medical Technologies, Inc. – ADR	2.1
10.	Fanuc Ltd.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings:

% of Net Assets

Japan	21.7
United Kingdom	13.8
Australia	6.1
Switzerland	6.0
France	6.0
Germany	4.4
Russia	4.4
Canada	4.3
Taiwan	3.7
Brazil	3.1

Ohio National Fund, Inc.
International Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 95.5%	Shares	Value

Japan – 21.7%
Daifuku Co. Ltd. (b) (6)	414,500	$4,085,682
Daiwa Securities Group, Inc. Ltd. (b) (4)	639,000	5,876,113
Elpida Memory, Inc. (a) (b) (7)	124,800	4,002,450
Fanuc Ltd. (b) (6)	61,100	5,975,413
Honda Motor Co. Ltd. (b) (1)	147,000	5,016,620
Keyence Corp. (b) (7)	31,800	7,580,266
Komatsu Ltd. (b) (6)	257,100	7,179,809
Mitsui OSK Lines Ltd. (b) (6)	223,000	3,180,418
Nidec Corp. (b) (7)	83,200	5,541,896
Nikon Corp. (b) (1)	219,000	6,410,837
Nintendo Corp. Ltd. (b) (7)	13,900	7,882,321

		62,731,825

United Kingdom – 13.8%
Anglo American plc (b) (8)	47,200	3,315,055
BG Group plc (b) (3)	121,900	3,167,895
Imperial Tobacco Group plc (b) (2)	150,800	5,602,049
Reckitt Benckiser Group plc (b) (2)	66,000	3,333,554
Reed Elsevier plc (b) (1)	358,000	4,079,617
Rio Tinto plc (b) (8)	35,800	4,311,318
Serco Group plc (b) (6)	644,200	5,716,582
Shire Ltd. (b) (5)	284,500	4,650,870
Standard Chartered plc (b) (4)	200,900	5,689,417

		39,866,357

Australia – 6.1%
BHP Billiton Ltd. (b) (8)	169,000	7,192,686
CSL Ltd. (b) (5)	133,300	4,562,980
Paladin Energy Ltd. (a) (b) (3)	936,600	5,718,455

		17,474,121

Switzerland – 6.0%
Nestle SA (b) (2)	95,000	4,281,144
Roche Holding AG – Genusschein (b) (5)	39,200	7,047,075
Syngenta AG (b) (8)	18,425	5,969,198

		17,297,417

France – 6.0%
AXA SA (b) (4)	126,570	3,729,490
Groupe Danone (b) (2)	66,500	4,653,274
Ipsen SA (b) (5)	73,000	3,730,773
Nexans SA (b) (6)	42,200	5,171,911

		17,285,448

Germany – 4.4%
E.ON AG (b) (10)	29,100	5,862,186
Merck KGAA (b) (5)	35,300	5,005,078
Qimonda AG – ADR (a) (7)	785,400	1,869,252

		12,736,516

Russia – 4.4%
Vimpel-Communications (9)	95,100	2,822,568
Gazprom OAO – ADR (3)	115,300	6,660,747
TMK OAO-CLS – GDR (a) (3)	93,900	3,230,160

		12,713,475

Canada – 4.3%
Research in Motion Ltd. (a) (7)	34,300	4,009,670
Shoppers Drug Mart Corp. (b) (2)	86,900	4,763,010
Talisman Energy, Inc. (b) (3)	162,380	3,595,705

		12,368,385

Taiwan – 3.7%
High Tech Computer Corp. (b) (7)	267,000	5,967,429
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (a) (7)	438,460	4,783,599

		10,751,028

Brazil – 3.1%
Companhia Vale do Rio Doce – ADR (8)	146,400	4,368,576
Petroleo Brasileiro SA – ADR (3)	80,800	4,682,360

		9,050,936

India – 3.1%
ICICI Bank Ltd. – ADR (a) (4)	137,000	3,940,120
Sterlite Industries Ltd. – ADR (a) (8)	306,100	4,866,990

		8,807,110

China – 3.0%
China COSCO Holdings Co. Ltd., Class H (b) (6)	1,758,000	4,302,547
PetroChina Co. Ltd. (b) (3)	3,384,000	4,374,624

		8,677,171

Hong Kong – 2.8%
Hong Kong Exchanges & Clearing Ltd. (b) (4)	240,200	3,518,622
Li & Fung Ltd. (b) (1)	1,534,200	4,629,384

		8,148,006

Netherlands – 2.6%
Qiagen NV (a) (b) (5)	378,200	7,613,166

Cayman Islands – 2.1%
China Medical Technologies, Inc. – ADR (5)	125,600	6,204,640

Spain – 2.0%
Banco Santander, SA (b) (4)	318,600	5,812,563

South Africa – 1.9%
MTN Group Ltd. (b) (9)	349,800	5,536,985

Poland – 1.5%
Bank Pekao SA (b) (4)	56,000	4,318,225

Mexico – 1.5%
America Movil S.A.B. de C.V. Class L – ADR (9)	80,700	4,256,925

Greece – 1.5% EFG Eurobank Engasias SA (b) (4)
Total Common Stocks (Cost $292,667,815)		$275,900,502

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)
		Face	Fair
U.S. Treasury Obligations – 1.7%		Amount	Value

U.S. Treasury Bill 1.430%, 07/17/2008 (c)		$5,000,000	$4,996,822

Total U.S. Treasury Obligations (Cost $4,996,822)			$4,996,822

		Face	Fair
Repurchase Agreements — 22.8%		Amount	Value

State Street Bank 0.600% 07/01/2008		$66,054,000	$66,054,000

Repurchase price $66,055,101
Collateralized by:
Federal Home Loan Bank 2.130%, 10/16/2009 Fair Value: $67,380,000
Total Repurchase Agreements (Cost $66,054,000)			$66,054,000

Total Investments – 120.0% (Cost $363,718,637) (d)			$346,951,324
Liabilities in Excess of Other Assets – (20.0%)			(57,936,725)

Net Assets – 100.0%			$289,014,599

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $224,204,895 or 77.6% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00pm Eastern Time U.S. market close.

(c)	Security is pledged as collateral for futures contracts held at June 30, 2008. See also Note 7 of the Notes to Financial Statements for more detail related to futures contracts.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

Sector Classifications:

(1)	Consumer Discretionary	7.0%
(2)	Consumer Staples	7.9%
(3)	Energy	10.9%
(4)	Financials	12.8%
(5)	Health Care	13.4%
(6)	Industrials	12.3%
(7)	Information Technology	14.4%
(8)	Materials	10.4%
(9)	Telecommunication Services	4.4%
(10)	Utilities	2.0%

		95.5%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $297,664,637)	$280,897,324
Repurchase agreements	66,054,000
Cash	1,102
Deposits with brokers for margin requirements on futures	1,085,672
Variation margin on futures contracts	(761,126)
Receivable for securities sold	7,786,152
Receivable for fund shares sold	3,196,094
Dividends and accrued interest receivable	229,246
Prepaid expenses and other assets	1,556

Total assets	358,490,020

Liabilities:
Foreign cash overdraft (Cost $804,411)	804,012
Payable for securities purchased	2,893,509
Payable for fund shares redeemed	65,214,348
Payable for investment management services	476,308
Payable for compliance services	1,065
Accrued accounting and custody fees	57,316
Accrued professional fees	7,537
Accrued printing and filing fees	21,326

Total liabilities	69,475,421

Net assets	$289,014,599

Net assets consist of:
Par value, $1 per share	$23,335,642
Paid-in capital in excess of par value	238,809,565
Accumulated net realized gain on investments	40,628,504
Net unrealized appreciation/depreciation on:
Investments	(16,767,313)
Foreign currency related transactions	44,935
Futures contracts	(761,126)
Undistributed net investment income	3,724,392

Net assets	$289,014,599

Shares outstanding	23,335,642

Authorized Fund shares allocated to Portfolio	35,000,000

Net asset value per share	$12.39

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$55,285
Dividends (net of $432,082 foreign taxes withheld)	3,622,756

Total investment income	3,678,041

Expenses:
Management fees	1,384,614
Custodian fees	120,583
Directors’ fees	12,977
Professional fees	10,982
Accounting fees	43,738
Printing and filing fees	22,840
Compliance expense	2,667
Other	3,387

Total expenses	1,601,788

Net investment income	2,076,253

Realized/unrealized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(8,048,892)
Foreign currency contracts	(4,651)
Foreign currency related transactions	310,432
Change in unrealized appreciation/depreciation on:
Investments	(39,344,473)
Futures contracts	(761,126)
Foreign currency related transactions	(15,751)

Net realized/unrealized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	(47,864,461)

Change in net assets from operations	$(45,788,208)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,076,253	$2,499,793
Net realized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	(7,743,111)	49,733,679
Change in unrealized appreciation/depreciation on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	(40,121,350)	(18,847,590)

Change in net assets from operations	(45,788,208)	33,385,882

Capital transactions:
Received from shares sold	50,250,306	82,963,061
Paid for shares redeemed	(104,608,182)	(60,146,527)

Change in net assets from capital transactions	(54,357,876)	22,816,534

Change in net assets	(100,146,084)	56,202,416
Net Assets:
Beginning of period	389,160,683	332,958,267

End of period	$289,014,599	$389,160,683

Undistributed net investment income	$3,724,392	$1,342,358

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$14.02		$12.81	$10.76	$9.84	$8.71
Operations:
Net investment income	0.10		0.09	0.05	0.05	0.03
Net realized and unrealized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	(1.73)		1.12	2.02	0.87	1.10

Total from operations	(1.63)		1.21	2.07	0.92	1.13

Distributions:
Distributions from net investment income	—		—	(0.02)	—	—

Net asset value, end of period	$12.39		$14.02	$12.81	$10.76	$9.84

Total return	(11.63	)%(b)	9.45%	19.23%	9.40%	12.97%
Ratios and supplemental data:
Net assets at end of period (millions)	$289.0		$389.2	$333.0	$212.2	$123.1
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.89	%(a)	0.99%	1.03%	1.11%	1.11%
Net investment income	1.15	%(a)	0.66%	0.58%	0.61%	0.36%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.89	%(a)	0.99%	1.03%	1.12%	1.16%
Portfolio turnover rate	110%		123%	72%	117%	76%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-16.85%
Five years	9.09%
Ten years	7.61%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Capital Appreciation Portfolio returned -10.07% versus -11.91% for the current benchmark, the S&P 500 Index.

The burden of higher commodity prices continued to weigh on global growth prospects thus far in 2008. The magnitude of the energy-price advance has led to increased worries about economic expansion, inflation, and corporate profits growth. Increased loan defaults and higher rates of non-performing assets throughout the global financial system reflect a growing list of consumer woes — continued housing declines, tighter lending standards, rampant energy price escalation, and food price inflation. Financial institutions took more write-offs and provisions, bringing the total amount written off or provisioned since the crisis began last year to more than $200 billion. A corresponding amount of new capital was raised to fund these actions.

In this environment, every investment style and market capitalization delivered negative performance. Within the S&P 500 Index, only the commodity-driven Energy and Materials sectors generated positive returns.

Energy positions made the strongest positive impact on performance and out-performed the market by a wide margin, despite the Portfolio’s under-weight in this sector. We believe the secular supply/demand imbalance for many commodities will persist, but are concerned that in the short to medium term there could be a cyclical correction as demand moderates. The economic slowdown and malaise that the developed OECD countries are currently experiencing could spread to the emerging markets, which have been the biggest drivers of demand for those commodities. The energy markets have seen recent inventory builds in the U.S. because of the economic slowdown, causing the resultant pullback of prices of crude and natural gas from peak levels. Within the oil complex, we continue to focus on companies with solid international production growth, exposure to newly defined resource plays or compelling valuation. Newfield Exploration Co., Occidental Petroleum Corp., and Talisman Energy, Inc. all benefited returns.(1)

St. Louis-based coal company Peabody Energy Corp. benefited from the global shortage of thermal coal production as Australian and Chinese capacity has not returned after first-quarter weather and earthquake outages. We remain bullish on the long-term, global supply/demand fundamentals for coal, which should support better pricing. U.S. utility inventories have fallen, Australian infrastructure and transportation issues persist, and emerging Asian demand continues to grow. We have trimmed the position given the recent run-up and subsequent narrowing of the risk/reward for Peabody Energy Corp.(1)

The Consumer Staples sector, on the strength of Performance Food Group Co. and Wal-Mart Stores, Inc. added to returns. Food distributor Performance Food Group Co. gained due to the January 18th announcement of a definitive merger agreement with Blackstone Group and Wellspring Capital Management for $1.3 billion in cash. This represented a 43% premium over the previous day’s close. We took profit and closed the position as we did not want to take the arbitrage risk.(1)

Wal-Mart Stores, Inc.’s merchandising initiatives put in place nearly two years ago are finally bearing fruit. While traffic remains challenging, we believe the combination of difficult economic times and a re-focus on the all-important value proposition positions the company well for the remainder of this calendar year. The combination of easy margin comparisons and extremely clean inventories, especially in apparel, should enable Wal-Mart Stores, Inc. to report solid results.(1)

In Industrials, shares of Allied Waste Industries, Inc., the nation’s second largest waste services company, rose as the company reported positive first-quarter results, driven by pricing. Price increases of 6% more than offset the volume pressure of -3.6%, which resulted from weaker residential construction in Florida, Nevada and California. At 7x Enterprise Value/Earnings Before Interest, Taxes, Depreciation, Amortization (EBITDA), Allied Waste Industries, Inc. continues to trade at a discount to Waste Management and its historical multiples. We took profit and trimmed the position in half due to valuation, but have not completely exited it as we believe there is further upside with or without the recently announced Republic Services merger. The combined entity would control approximately 27% of industry landfill capacity.(1)

In the hard-hit Financials sector, security selection led the Portfolio to out-perform the S&P 500 Index, as Portfolio holdings declined comparatively less than the overall sector. Eaton Vance Corp. had a strong double-digit return, offsetting some of the losses in Downey Financial Corp. and Merrill Lynch & Co., Inc., among others. Asset management firm Eaton Vance Corp. benefited from strong inflows and an increase in assets under management. In addition, financial results for the second quarter highlighted a decrease in sales expenses. We are encouraged by

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

these developments and continue to have high conviction in management’s strategy for growth.(1)

Downey Financial Corp. is the seventh largest branch franchise and tenth largest deposit franchise in California. Downey Financial Corp., a major player in the option-arm mortgage market, declined amid the deterioration in the subprime mortgage area and housing market. Although we purchased Downey Financial Corp. after it had fallen to book value, the recent weakness in the real estate market has caused the stock to drop to a discount to book value. Fortunately Downey Financial Corp. was not a big position due to the potential downside risk of the cycle, illustrating our risk/reward process. However, unfortunately, we were on the wrong side of the value trap. As of this writing, the position is no longer in the Portfolio.(1)

Diebold, Inc. and H&R Block, Inc. were notable holdings. Diebold, Inc., which manufactures and services ATM machines and security systems, rallied due to United Technologies’ bid for the company at $40 per share, which Diebold, Inc. rejected. We agree that $40 per share was too low and expect United Technologies to raise its offer after Diebold, Inc. files its financial statements. Long term, Diebold, Inc. should continue to benefit from a solid ATM spending environment and from increased bank spending on their deposit automation upgrades. We have trimmed the position, opportunistically taking advantage of rises in Diebold, Inc.’s stock price, but retain a small stake expecting a higher bid from United Technologies.(1)

H&R Block, Inc. rose with the sale of its Option One mortgage business. The tax preparer subsequently entered into an agreement with the Office of Thrift Supervision (bank regulator), where the company can reduce the amount of capital it is required to maintain. This reduced amount puts H&R Block, Inc. in a position to be able to buy back stock. Additionally, H&R Block, Inc. is gaining market share in the remaining tax business.(1)

On the negative side were Motorola, Inc. and Fair Isaac Corp. Motorola, Inc. fell due to competitive pressures and continued concern of further market share erosion. Fair Isaac Corp. is the developer of the “FICO” score. While the FICO score is ever more necessary in this deteriorating credit environment, it has become tougher for Fair Isaac Corp. to sell additional credit scoring services to banks. Nonetheless, free cash flow valuation is extremely compelling, in our view, and the company is well positioned for the long term.(1)

The five best performers were Peabody Energy Corp., Diebold, Inc., Eaton Vance Corp., Newfield Exploration Co., and Warner Music Group Corp. The five worst performers were Downey Financial Corp., Smurfit-Stone Container Corp., Motorola, Inc., Career Education Corp., and Merrill Lynch & Co., Inc. The top five contributors to absolute return were Peabody Energy Corp., Allied Waste Industries, Inc., Newfield Exploration Co., Wal-Mart Stores, Inc., and Performance Food Group Co. The bottom five detractors from absolute return were Smurfit-Stone Container Corp., Downey Financial Corp., Motorola, Inc., Merrill Lynch & Co, Inc., and Pinnacle Entertainment, Inc.(1)

In the current market environment, where volatility is a factor for stocks across market capitalizations and investment styles, we believe stock selection will ultimately be the key driver for out-performance over market indices. As in 2002 and prior severely negative market environments, turmoil can create tremendous investment opportunities. Our benchmark agnostic approach enables us to capitalize on these dislocations and find the hidden gems amongst the rubble. Through our fundamental research, we are identifying new ideas in a variety of sectors that we believe have been overlooked by the market and possess catalysts that we believe will drive value realization. While we may likely already be in a recession, there are a growing number of company and industry specific investment stories where a weak economic backdrop is already priced into valuations. At present time, many of these stock opportunities are in sectors where we have a long history of investing experience. Furthermore, while we may have ended 2007 with almost half the Portfolio in larger cap stocks (market capitalization of $15 billion and above), incrementally more of our new opportunities are in market caps below that level as certain mid-cap stocks have had considerable price declines. While the economy and market is facing many challenges, such as energy inflation and consumer credit, we are confident we will continue to prudently craft a robust Portfolio to lead us into the eventual upturn.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	95.3
Repurchase Agreements Less Net Liabilities	4.7

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Wyeth	2.5
2.	Newfield Exploration Co.	2.4
3.	Occidental Petroleum Corp.	2.4
4.	Marathon Oil Corp.	2.2
5.	The Charles Schwab Corp.	2.2
6.	H&R Block, Inc.	2.1
7.	SLM Corp.	2.0
8.	Barr Pharmaceuticals, Inc.	1.9
9.	Wal-Mart Stores, Inc.	1.9
10.	E.I. du Pont de Nemours & Co.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Consumer Discretionary	17.8
Financials	15.1
Energy	13.3
Information Technology	13.0
Health Care	11.2
Industrials	10.2
Consumer Staples	7.2
Materials	4.9
Telecommunication Services	1.5
Utilities	1.1

95.3

Ohio National Fund, Inc.
Capital Appreciation Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 95.3%	Shares	Value

CONSUMER DISCRETIONARY – 17.8%
Diversified Consumer Services – 3.6%
Career Education Corp. (a)	72,300	$1,056,303
H&R Block, Inc.	159,800	3,419,720
Weight Watchers International, Inc.	40,300	1,435,083

		5,911,106

Hotels, Restaurants & Leisure – 1.3%
Pinnacle Entertainment, Inc. (a)	200,300	2,101,147

Household Durables – 2.1%
Ryland Group, Inc.	73,300	1,598,673
Sony Corp. – ADR	40,800	1,784,592

		3,383,265

Internet & Catalog Retail – 1.5%
IAC/InterActiveCorp (a)	124,200	2,394,576

Media – 8.5%
Discovery Holding Co. Class A (a)	93,700	2,057,652
Liberty Global, Inc. – Series C (a)	49,196	1,493,590
Pearson PLC – ADR	216,100	2,647,225
Radio One, Inc. Class D (a)	211,500	272,835
Time Warner Cable, Inc. (a)	90,600	2,399,088
Viacom, Inc. Class B (a)	65,444	1,998,660
Warner Music Group Corp.	253,600	1,810,704
Xinhua Finance Media Ltd. – ADR (a)	130,200	304,668
XM Satellite Radio Holdings, Inc. Class A (a)	114,600	898,464

		13,882,886

Specialty Retail – 0.8%
The Gap, Inc.	79,500	1,325,265

TOTAL CONSUMER DISCRETIONARY		28,998,245

CONSUMER STAPLES – 7.2%
Food & Staples Retailing – 3.5%
The Kroger Co.	94,200	2,719,554
Wal-Mart Stores, Inc.	54,000	3,034,800

		5,754,354

Food Products – 2.7%
Cadbury PLC (c)	159,552	2,001,334
ConAgra Foods, Inc.	120,100	2,315,528

		4,316,862

Household Products – 1.0%
Kimberly-Clark Corp.	26,300	1,572,214

TOTAL CONSUMER STAPLES		11,643,430

ENERGY – 13.3%
Energy Equipment & Services – 2.8%
Exterran Holdings, Inc. (a)	28,800	2,058,912
Schlumberger Ltd.	22,900	2,460,147

		4,519,059

Oil, Gas & Consumable Fuels – 10.5%
Marathon Oil Corp.	69,200	3,589,404
Newfield Exploration Co. (a)	60,000	3,915,000
Occidental Petroleum Corp.	43,000	3,863,980
Peabody Energy Corp.	31,900	2,808,795
Talisman Energy, Inc.	132,000	2,921,160

		17,098,339

TOTAL ENERGY		21,617,398

FINANCIALS – 15.1%
Capital Markets – 7.7%
Eaton Vance Corp.	57,700	2,294,152
KKR Private Equity Investors LP – RDU (b)	75,200	953,550
Lazard Ltd. Class A	49,300	1,683,595
Merrill Lynch & Co., Inc.	64,300	2,038,953
The Bank Of New York Mellon Corp.	56,151	2,124,192
The Charles Schwab Corp.	171,600	3,524,664

		12,619,106

Consumer Finance – 2.0%
SLM Corp. (a)	168,500	3,260,475

Diversified Financial Services – 0.8%
Citigroup, Inc.	73,300	1,228,508

Insurance – 3.6%
Axis Capital Holdings Ltd.	61,600	1,836,296
StanCorp Financial Group, Inc.	54,200	2,545,232
White Mountains Insurance Group Ltd.	3,631	1,557,699

		5,939,227

Real Estate Management & Development – 0.9%
Forestar Real Estate Group, Inc. (a)	73,200	1,394,460

Thrifts & Mortgage Finance – 0.1%
Downey Financial Corp.	47,100	130,467

TOTAL FINANCIALS		24,572,243

HEALTH CARE – 11.2%
Biotechnology – 1.2%
Amgen, Inc. (a)	42,600	2,009,016

Pharmaceuticals – 10.0%
Abbott Laboratories	54,100	2,865,677
Barr Pharmaceuticals, Inc. (a)	68,400	3,083,472
Forest Laboratories, Inc. (a)	51,100	1,775,214
Pfizer, Inc.	108,000	1,886,760
Watson Pharmaceuticals, Inc. (a)	95,300	2,589,301
Wyeth	83,900	4,023,844

		16,224,268

TOTAL HEALTH CARE		18,233,284

INDUSTRIALS – 10.2%
Aerospace & Defense – 1.4%
Honeywell International, Inc.	43,600	2,192,208

Airlines – 0.4%
JetBlue Airways Corp. (a)	183,400	684,082

Commercial Services & Supplies – 3.7%
Allied Waste Industries, Inc. (a)	153,700	1,939,694
Manpower, Inc.	32,300	1,881,152
Waste Management, Inc.	57,700	2,175,867

		5,996,713

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 95.3%	Shares	Value

Machinery – 2.6%
Dover Corp.	59,400	$2,873,178
IDEX Corp.	38,700	1,425,708

		4,298,886

Trading Companies & Distributors – 2.1%
Aircastle Ltd.	173,600	1,459,976
RSC Holdings, Inc. (a)	218,200	2,020,532

		3,480,508

TOTAL INDUSTRIALS		16,652,397

INFORMATION TECHNOLOGY – 13.0%
Communications Equipment – 4.4%
Cisco Systems, Inc. (a)	75,700	1,760,782
Motorola, Inc.	144,200	1,058,428
Nokia Corp. – ADR	101,000	2,474,500
QUALCOMM, Inc.	41,300	1,832,481

		7,126,191

Computers & Peripherals – 1.6%
Diebold, Inc.	36,900	1,312,902
NetApp, Inc. (a)	59,300	1,284,438

		2,597,340

IT Services – 1.2%
CACI International, Inc. – Class A (a)	42,600	1,949,802

Software – 5.8%
Check Point Software Technologies Ltd. (a)	111,000	2,627,370
Fair Isaac Corp.	94,500	1,962,765
Manhattan Associates, Inc. (a)	99,000	2,349,270
Symantec Corp. (a)	134,400	2,600,640

		9,540,045

TOTAL INFORMATION TECHNOLOGY		21,213,378

MATERIALS – 4.9%
Chemicals – 2.7%
E.I. du Pont de Nemours & Co.	70,100	3,006,589
Nalco Holding Co.	64,300	1,359,945

		4,366,534

Containers & Packaging – 1.0%
Smurfit-Stone Container Corp. (a)	411,100	1,673,177

Paper & Forest Products – 1.2%
Domtar Corp. (a)	353,000	1,923,850

TOTAL MATERIALS		7,963,561

TELECOMMUNICATION SERVICES – 1.5%
Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.	263,200	2,500,400

TOTAL TELECOMMUNICATION SERVICES		2,500,400

UTILITIES – 1.1%
Independent Power Producers & Energy Traders – 1.1%
NRG Energy, Inc. (a)	42,700	1,831,830

TOTAL UTILITIES		1,831,830

Total Common Stocks (Cost $169,281,959)		$155,226,166

	Face	Fair
Repurchase Agreements – 6.3%	Amount	Value

U.S. Bank 1.250% 07/01/2008	$10,246,000	$10,246,000

Repurchase price $10,246,356
Collateralized by:
Federal Home Loan Mortgage Corp. #E99430 4.500%, 09/01/2018 Fair Value: $3,886,068
Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $6,564,587
Total Repurchase Agreements (Cost $10,246,000)		$10,246,000

Total Investments – 101.6% (Cost $179,527,959) (d)		$165,472,166
Liabilities in Excess of Other Assets – (1.6)%		(2,539,604)

Net Assets – 100.0%		$162,932,562

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

  RDU: Restricted Depository Unit

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2008, the value of this security totaled $953,500 or 0.6% of the Portfolio’s net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. This security represents $2,001,334 or 1.2% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $169,281,959)	$155,226,166
Repurchase agreements	10,246,000
Cash	11,060
Receivable for securities sold	29,120
Receivable for fund shares sold	100,314
Dividends and accrued interest receivable	126,987
Prepaid expenses and other assets	816

Total assets	165,740,463

Liabilities:
Payable for securities purchased	1,691,490
Payable for fund shares redeemed	976,971
Payable for investment management services	110,865
Payable for compliance services	532
Accrued custody expense	2,321
Accrued professional fees	6,494
Accrued accounting fees	9,854
Accrued printing and filing fees	9,374

Total liabilities	2,807,901

Net assets	$162,932,562

Net assets consist of:
Par value, $1 per share	$8,861,629
Paid-in capital in excess of par value	143,849,845
Accumulated net realized gain on investments	23,485,925
Net unrealized depreciation on investments	(14,055,793)
Net unrealized depreciation on foreign currency related transactions	(122)
Undistributed net investment income	791,078

Net assets	$162,932,562

Shares outstanding	8,861,629

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$18.39

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$47,636
Dividends (net of withholding tax of $20,735)	1,405,287
Other	1,592

Total investment income	1,454,515

Expenses:
Management fees	683,182
Custodian fees	7,265
Directors’ fees	6,271
Professional fees	8,289
Accounting fees	29,481
Printing and filing fees	9,746
Compliance expense	2,667
Other	1,846

Total expenses	748,747

Net investment income	705,768

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(3,285,586)
Foreign currency related transactions	(5,513)
Change in unrealized appreciation/depreciation on investments	(16,741,084)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(20,032,183)

Change in net assets from operations	$(19,326,415)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$705,768	$1,016,768
Net realized gain (loss) on investments and foreign currency related transactions	(3,291,099)	27,776,195
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(16,741,084)	(18,903,998)

Change in net assets from operations	(19,326,415)	9,888,965

Distributions to shareholders:
Distributions from net investment income	—	(919,601)

Capital transactions:
Received from shares sold	10,591,041	17,898,192
Received from dividends reinvested	—	919,601
Paid for shares redeemed	(25,967,154)	(52,658,929)

Change in net assets from capital transactions	(15,376,113)	(33,841,136)

Change in net assets	(34,702,528)	(24,871,772)
Net Assets:
Beginning of period	197,635,090	222,506,862

End of period	$162,932,562	$197,635,090

Undistributed net investment income	$791,078	$90,823

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$20.45		$19.79	$17.08	$16.31	$14.55
Operations:
Net investment income	0.08		0.11	0.12	0.08	0.08
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(2.14)		0.65	2.68	0.78	1.74

Total from operations	(2.06)		0.76	2.80	0.86	1.82

Distributions:
Distributions from net investment income	—		(0.10)	(0.09)	(0.09)	(0.06)

Net asset value, end of period	$18.39		$20.45	$19.79	$17.08	$16.31

Total return	(10.07	)%(b)	3.82%	16.37%	5.27%	12.50%
Ratios and supplemental data:
Net assets at end of period (millions)	$162.9		$197.6	$222.5	$169.6	$129.4
Ratios to average net assets:
Expenses	0.85	%(a)	0.84%	0.85%	0.88%	0.91%
Net investment income	0.80	%(a)	0.46%	0.64%	0.60%	0.54%
Portfolio turnover rate	35%		69%	80%	86%	100%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Objective/Strategy

The Millennium Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-4.16%
Five years	10.11%
Ten years	6.91%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Millennium Portfolio returned -12.02% versus -8.93% for the current benchmark, the Russell 2000 Growth Index.

Health Care holdings were the largest contributors to relative performance for the six month period as medical appliances and equipment names were strong performers. Holdings within Information Technology were also contributory to relative Portfolio performance as various niche software companies were strong performers. Despite the overall strong stock picking in this sector, one holding which did not perform well was MercadoLibre, Inc. Together with its subsidiaries, MercadoLibre, Inc. hosts an online trading and payments platform in Latin America. MercadoLibre, Inc.’s services are designed to provide its users with mechanisms to buy, sell, pay for, and collect on e-commerce transactions. It principally offers MercadoLibre marketplace, an online trading service, located at www.mercadolibre.com, that permits businesses and individuals to list items and conduct their sales and purchases online in either a fixed-price or auction-based format. MercadoLibre, Inc. missed earnings and guided lower so we liquidated the position. (1)

In addition, within Telecommunication Services as wireless companies began to perform better in the 2nd quarter, our holdings within this area were also contributory to relative performance. Lastly, our holdings within Energy, the strongest performing sector for the six month time period, were also additive to relative performance. Within Energy, Concho Resources, Inc. was one of the Portfolio’s strongest performers. Concho Resources, Inc.’s principal activity is the acquisition, development, exploitation and exploration of oil and natural gas properties. Concho Resources, Inc. also seeks to acquire other oil and gas properties that provide opportunities for the addition of reserves, production and value through a combination of exploitation, development, high-potential exploration and control of operations. Concho Resources, Inc. intends to grow its reserves and production through developmental drilling, exploitation and exploration activities on their multi-year project inventory and through acquisition that meets their strategic and financial objectives. Given continued world wide demand for both oil and natural gas the company continues to have good earnings visibility and growth prospects moving forward.(1)

Our largest detractor from relative Portfolio performance was our security selection within Industrials. Names related to our aviation theme that were largely contributory to performance in 2007, such as Heico Corp. and CAE, Inc., have struggled in 2008. Heico Corp. was one of the poorest performing securities in the Portfolio. Heico Corp. is the largest low cost producer of aircraft replacement parts. It is the leading manufacturer of FAA approved aftermarket replacement parts (“PMA”) with approximately 30% market share. The airline industry continues to increasingly accept PMA parts as opposed to the traditional premium providers of these airline parts. Given the process that is required to get approval for PMAs and the already existing broad parts offering that Heico Corp. possesses, it is a difficult market for other manufacturers to penetrate. Although, we continue to find the business model for this company compelling, given the backdrop of ever increasing gas and oil prices and its impact on airline carriers, we elected to liquidate this position. We continued to consolidate our holdings in this area as we believe that oil & gas prices will erode the ability of these companies to grow earnings as airlines continue to struggle in this energy environment. Partially offsetting the poor performance in Industrials was Bucyrus International, Inc. Bucyrus International, Inc.’s principal activity is to manufacture surface mining equipment and supplies replacement parts and offer services for such machines. The products are sold primarily to companies and quasi-governmental entities engaged in the mining of copper, coal, oil sands and iron ore. The markets for the products and services are in Australia, Canada, China, India, Brazil, Peru, England, South Africa, South America and the United States. Given the rise in commodity prices global demand for metals, coal, and anything that must be mined from the Earth has grown to immense levels. This has in turn caused demands for highly specialized machines to grow accordingly. Bucyrus International, Inc. designs and builds the modern-day equivalents of yesterday’s picks and axes.(1)

Security selection within Consumer Discretionary was also a detractor from relative Portfolio performance. Names that were strong performers last year that were part of our full service hotel and lodging theme (high end consumer) have struggled into this year as concerns regarding the health of the economy and consumer grow. We have consolidated these holdings and taken money out of this area of the Portfolio. Holdings in Financials were also a detraction from relative performance as various investment brokerage names were hard hit during the second quarter. Additionally, our holding GFI Group, Inc. was a particularly large detractor. Through its subsidiaries, GFI Group, Inc. provides brokerage services, market data, and analytics software products to investment and commercial banks, large corporations, insurance companies, and hedge funds in North America, Europe, and Asia-Pacific. It offers brokerage services for credit derivative products across most instruments. Although

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

GFI Group, Inc. experienced nearly a 50% rise in quarterly profits and beat earnings estimates, the company had a defection of 22 traders in April and given this development we elected to close out the position. We continue to monitor our financial holdings as we move through the issues that have plagued the sector and are also staying away from banks and thrifts that we believe could have continued problems due to subprime exposure.(1)

Lastly, although additive last quarter within Consumer Staples, farm product-related names such as Chiquita guided earnings lower during the quarter as significant increases in fuel and fertilizer costs continued to negatively impact margins. We have liquidated this holding in light of this development.(1)

We continue to feel that, in the current market environment, stock selection will be key and that the market will continue to reward growth style investing as investors will pay up for earnings growth potential in this slowing environment. We also believe that, for the most part, as volatility increases, companies that have exhibited earnings quality, which is what we seek to identify in our process, should be rewarded as fundamentals will once again come to the forefront.

From a sector perspective, while we continue to believe that Energy will provide earnings growth potential in the longer term, given worldwide demand and constrained supply, we believe that much of the good news is priced into these names and have taken some money off the table at this point. We will remain under-weight at this time. We have moved our Industrials holdings to a slight under-weight as we have consolidated some themes that fall into this sector such as aviation. Although we remain cautious about areas linked to the average consumer and have consolidated holdings in the Consumer Discretionary sector moving into 2008, we plan to remain over-weight as we continue to play niche areas such as secondary education. We will continue to monitor this area of the Portfolio closely as the market continues to deal with an economic slowdown and credit issues. We have added to our Consumer Staples allocation and we expect to remain slightly over-weight at this point. While we are relative neutral in Materials and under-weight in Utilities, which combined comprises only slightly over 4% of the Russell 2000 Growth Index benchmark, given our bottom-up stock selection process, we will likely not have large allocations in most of these sectors as their growth potential does not generally meet our criteria. Although we have added to our Financials allocation, particularly in niche services and brokerage related areas, we remain only slightly over-weight in the sector, staying away from banks and thrifts that we believe could have continued problems due to subprime exposure. We remain slightly over-weight within Information Technology. Lastly, within Health Care we are currently under-weighted and are looking to add to these positions opportunistically. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	98.7
Repurchase Agreements Less Net Liabilities	1.3

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

		% of Net Assets

1.	SBA Communications Corp. Class A	2.6
2.	Cornell Companies, Inc.	2.5
3.	Central European Distribution Corp.	2.3
4.	Strayer Education, Inc.	2.2
5.	Concho Resources, Inc.	2.2
6.	Riskmetrics Group, Inc.	2.2
7.	Alpha Natural Resources, Inc.	2.1
8.	United Therapeutics Corp.	2.1
9.	Varian Semiconductor Equipment Associates, Inc.	2.1
10.	Arena Resources, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	22.7
Industrials	17.0
Health Care	16.9
Consumer Discretionary	15.7
Energy	9.3
Financials	5.8
Consumer Staples	5.3
Materials	3.4
Telecommunication Services	2.6

98.7

Ohio National Fund, Inc.
Millennium Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.7%	Shares	Value

CONSUMER DISCRETIONARY – 15.7%
Distributors – 1.3%
LKQ Corp. (a)	42,200	$762,554

Diversified Consumer Services – 3.6%
Capella Education Company (a)	13,700	817,205
Strayer Education, Inc.	6,200	1,296,234

		2,113,439

Hotels, Restaurants & Leisure – 2.9%
Orient-Express Hotels Ltd. Class A	20,800	903,552
WMS Industries, Inc. (a)	26,150	778,486

		1,682,038

Household Durables – 1.1%
Gafisa SA – ADR	19,300	663,341

Multiline Retail – 1.5%
Fred’s, Inc.	76,300	857,612

Specialty Retail – 3.9%
Citi Trends, Inc. (a)	26,400	598,224
GameStop Corp. Class A (a)	27,300	1,102,920
Gymboree Corp. (a)	15,500	621,085

		2,322,229

Textiles, Apparel & Luxury Goods – 1.4%
The Warnaco Group, Inc. (a)	18,500	815,295

TOTAL CONSUMER DISCRETIONARY		9,216,508

CONSUMER STAPLES – 5.3%
Beverages – 2.3%
Central European Distribution Corp. (a)	18,100	1,342,115

Food & Staples Retailing – 1.4%
Ruddick Corp.	23,100	792,561

Food Products – 1.6%
Diamond Foods, Inc.	41,300	951,552

TOTAL CONSUMER STAPLES		3,086,228

ENERGY – 9.3%
Oil, Gas & Consumable Fuels – 9.3%
Alpha Natural Resources, Inc. (a)	11,800	1,230,622
Arena Resources, Inc. (a)	22,900	1,209,578
Carrizo Oil & Gas, Inc. (a)	14,300	973,687
Concho Resources, Inc. (a)	34,100	1,271,930
Parallel Petroleum Corp. (a)	37,000	744,810

TOTAL ENERGY		5,430,627

FINANCIALS – 5.8%
Capital Markets – 5.8%
Affiliated Managers Group, Inc. (a)	11,100	999,666
Riskmetrics Group, Inc. (a)	64,300	1,262,852
Waddell & Reed Financial, Inc. Class A	33,500	1,172,835

TOTAL FINANCIALS		3,435,353

HEALTH CARE – 16.9%
Biotechnology – 3.2%
Martek Biosciences Corp. (a)	18,500	623,635
United Therapeutics Corp. (a)	12,500	1,221,875

		1,845,510

Health Care Equipment & Supplies – 8.5%
Conceptus, Inc. (a)	31,800	587,982
Edwards Lifesciences Corp. (a)	12,500	775,500
Kensey Nash Corp. (a)	18,700	599,335
Natus Medical, Inc. (a)	46,300	969,522
Wright Medical Group, Inc. (a)	35,900	1,019,919
Zoll Medical Corp. (a)	30,700	1,033,669

		4,985,927

Life Sciences Tools & Services – 5.2%
ICON plc – ADR (a)	12,800	966,656
Illumina, Inc. (a)	11,600	1,010,476
Techne Corp. (a)	13,900	1,075,721

		3,052,853

TOTAL HEALTH CARE		9,884,290

INDUSTRIALS – 17.0%
Aerospace & Defense – 4.5%
Aerovironment, Inc. (a)	32,500	883,350
Axsys Technologies, Inc. (a)	17,400	905,496
CAE, Inc.	73,000	824,170

		2,613,016

Air Freight & Logistics – 1.5%
HUB Group, Inc. Class A (a)	25,600	873,728

Commercial Services & Supplies – 7.1%
Clean Harbors, Inc. (a)	9,000	639,540
Cornell Companies, Inc. (a)	60,300	1,453,833
CoStar Group, Inc. (a)	12,300	546,735
Metalico, Inc. (a)	52,000	911,040
The GEO Group, Inc. (a)	26,200	589,500

		4,140,648

Machinery – 2.5%
Bucyrus International, Inc. Class A	12,400	905,448
Kaydon Corp.	11,100	570,651

		1,476,099

Marine – 1.4%
Kirby Corp. (a)	17,800	854,400

TOTAL INDUSTRIALS		9,957,891

INFORMATION TECHNOLOGY – 22.7%
Electronic Equipment & Instruments – 3.3%
Flir Systems, Inc. (a)	28,700	1,164,359
Itron, Inc. (a)	7,500	737,625

		1,901,984

Internet Software & Services – 4.6%
Open Text Corp. (a)	15,600	500,760
Sohu.com, Inc. (a)	7,800	549,432
Switch & Data Facilities Co., Inc. (a)	45,200	767,948
Vocus, Inc. (a)	27,700	891,109

		2,709,249

IT Services – 0.7%
Heartland Payment Systems, Inc.	17,600	415,360

Semiconductor & Semiconductor Equipment – 3.4%
Cavium Networks, Inc. (a)	36,000	756,000

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.7%	Shares	Value

Semiconductor & Semiconductor Equipment (continued)

Varian Semiconductor Equipment Associates, Inc. (a)	34,950	$1,216,959

		1,972,959

Software – 10.7%
Ansys, Inc. (a)	23,900	1,126,168
Blackboard, Inc. (a)	13,600	519,928
Concur Technologies, Inc. (a)	33,400	1,109,882
Nuance Communications, Inc. (a)	61,300	960,571
Solera Holdings, Inc. (a)	33,100	915,546
THQ, Inc. (a)	28,000	567,280
Ultimate Software Group, Inc. (a)	30,700	1,093,841

		6,293,216

TOTAL INFORMATION TECHNOLOGY		13,292,768

MATERIALS – 3.4%
Chemicals – 3.4%
Calgon Carbon Corp. (a)	73,300	1,133,218
Rockwood Holdings, Inc. (a)	25,000	870,000

TOTAL MATERIALS		2,003,218

TELECOMMUNICATION SERVICES – 2.6%
Wireless Telecommunication Services – 2.6%
SBA Communications Corp. Class A (a)	42,100	1,516,021

TOTAL TELECOMMUNICATION SERVICES		1,516,021

Total Common Stocks (Cost $51,178,841)		$57,822,904

	Face	Fair
Repurchase Agreements – 3.2%	Amount	Value

U.S. Bank 1.250% 07/01/2008	$1,887,000	$1,887,000

Repurchase price $1,887,066
Collateralized by:
Federal Home Loan Mortgage Corp. #E99430 4.500%, 09/01/2018 Fair Value: $715,695
Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $1,208,996
Total Repurchase Agreements (Cost $1,887,000)		$1,887,000

Total Investments – 101.9% (Cost $53,065,841) (b)		$59,709,904
Liabilities in Excess of Other Assets – (1.9)%		(1,120,680)

Net Assets – 100.0%		$58,589,224

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $51,178,841)	$57,822,904
Repurchase agreements	1,887,000
Cash	3,722
Receivable for securities sold	542,895
Receivable for fund shares sold	41,608
Dividends and accrued interest receivable	3,777
Prepaid expenses and other assets	253

Total assets	60,302,159

Liabilities:
Payable for securities purchased	1,551,250
Payable for fund shares redeemed	107,169
Payable for investment management services	39,799
Payable for compliance services	532
Accrued custody expense	1,595
Accrued professional fees	5,858
Accrued accounting fees	3,903
Accrued printing and filing fees	2,829

Total liabilities	1,712,935

Net assets	$58,589,224

Net assets consist of:
Par value, $1 per share	$2,650,039
Paid-in capital in excess of par value	70,905,827
Accumulated net realized loss on investments	(21,414,097)
Net unrealized appreciation on investments	6,644,063
Net unrealized appreciation on foreign currency	8
Accumulated net investment loss	(196,616)

Net assets	$58,589,224

Shares outstanding	2,650,039

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$22.11

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$9,581
Dividends (net of withholding tax of $691)	66,224

Total investment income	75,805

Expenses:
Management fees	240,948
Custodian fees	4,651
Directors’ fees	2,108
Professional fees	6,591
Accounting fees	11,671
Printing and filing fees	3,215
Compliance expense	2,667
Other	571

Total expenses	272,422

Net investment loss	(196,617)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(2,668,216)
Foreign currency related transactions	1
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(5,873,373)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(8,541,588)

Change in net assets from operations	$(8,738,205)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(196,617)	$(461,103)
Net realized gain (loss) on investments and foreign currency related transactions	(2,668,215)	8,867,184
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(5,873,373)	6,632,410

Change in net assets from operations	(8,738,205)	15,038,491

Capital transactions:
Received from shares sold	7,889,711	10,902,795
Paid for shares redeemed	(11,614,612)	(17,478,958)

Change in net assets from capital transactions	(3,724,901)	(6,576,163)

Change in net assets	(12,463,106)	8,462,328
Net Assets:
Beginning of period	71,052,330	62,590,002

End of period	$58,589,224	$71,052,330

Accumulated net investment loss	$(196,616)	$—

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$25.13		$19.94	$18.57	$18.57	$16.74
Operations:
Net investment loss	(0.07)		(0.16)	(0.13)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(2.95)		5.35	1.50	0.10	1.95

Total from operations	(3.02)		5.19	1.37	—	1.83

Net asset value, end of period	$22.11		$25.13	$19.94	$18.57	$18.57

Total return	(12.02	)%(b)	26.03%	7.38%	0.00%	10.93%
Ratios and supplemental data:
Net assets at end of period (millions)	$58.6		$71.1	$62.6	$71.4	$89.0
Ratios to average net assets:
Expenses	0.90	%(a)	0.89%	0.89%	0.90%	0.91%
Net investment loss	(0.65	)%(a)	(0.70)%	(0.59)%	(0.53)%	(0.64)%
Portfolio turnover rate	99%		156%	219%	179%	104%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio)

 Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-7.48%
Five years	22.48%
Ten years	10.93%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the International Small-Mid Company Portfolio (formerly the International Small Company Portfolio) returned -7.11% versus -10.02% for the current benchmark, the S&P/Citigroup Extended Market (EMI) Growth World ex-U.S. Index (“EMI Index”).

International small caps, as measured by the EMI Index, have had a relatively weak year of performance. International markets have reacted negatively to accelerating inflation and decelerating global growth and have thus become increasingly concerned about stagflation. In sharp contrast to last year, Japan has had the best relative performance of all small cap regional markets (all figures in U.S. dollars with dividends). The S&P/Citigroup Japan EMI Growth Index declined 9.35% while the S&P/Citigroup Europe EMI Growth Index fell 9.79% and the S&P/Citigroup Asia Pacific, ex-Japan EMI Growth Index declined 15.31%.

Foreign currencies continued to appreciate against the U.S. dollar as the Federal Reserve lowered interest rates in the first half of the year. The euro appreciated 7.9% and the yen gained 4.9% against the U.S. dollar during the reporting period. The pound sterling remained relatively unchanged against the dollar.

Top performing relative markets in the Portfolio included Germany, Spain and the United Kingdom. Weaker relative investments were in Malaysia, Singapore, and France.

Relative out-performing sectors came from our investments in Materials, Consumer Discretionary, and Information Technology. Individual stocks that contributed to the Portfolio’s performance included: K+S AG, a German manufacturer of salt and fertilizer products, which gained 144.08% during the period. K+S AG benefited from strong fertilizer demand and continued strength in agricultural commodity prices. Banpu Public Co. Ltd., a Thai coal mining firm, gained 34.4% during the first half of 2008 on the back of higher thermal coal prices and the positive impact of the firm’s acquisition of Chinese coal assets. The UK-based, software and video game retailer, Game Group plc also contributed to performance, gaining 17.4% during the period. Game Group plc posted strong sales growth and margin improvement as the unprecedented sell-through of “3rd generation” game consoles has led to a larger installed base of video game consumers.(1)

On a relative basis, under-performance came from Industrials, Consumer Staples, and Energy. Individual stocks that detracted from the Portfolio’s performance included: Synear Food Holdings Ltd., a Singapore-based frozen food company, which fell 67.8% during the period. Synear Food Holdings Ltd.’s share price declined sharply after it posted disappointing fourth quarter 2007 results due to declining sales volume. Gamuda Berhad, a Malaysian investment holding and civil engineering company, fell 58.7% during the period, as analysts have become increasingly concerned about the firm’s property venture in Vietnam in the face of a deteriorating macro-economic environment, rising inflation and a severe plunge in the stock market. Gildan Activewear, Inc., a Canadian manufacturer of branded basic activewear, also hurt relative performance, declining 37.1% during the period. Citing a production shortfall at its factory in the Dominican Republic, Gildan Activewear, Inc. saw its share price drop approximately 30% in a single day after issuing its first profit warning since 2001.(1)

The depreciation of the U.S. dollar positively impacted the Portfolio’s performance as the Portfolio’s assets held in foreign currencies were unhedged and worth more when converted back to U.S. dollars.

The longer view of our sector weightings continue to give us confidence that higher commodities and materials prices will drive earnings revisions higher for the companies that participate in these sectors. We remain over-weighted in Materials, Industrials, and Energy while minimizing investments in the Financials and Consumer Discretionary sectors. Rather than try to time the market through its ever present volatility, we remain confident in our investment decisions and outlook for the remainder of the year. Lower valuations with healthy earnings growth in select industries make an attractive investment environment. While the outcome of the U.S. presidential election is uncertain, small-mid cap companies tend to lead the markets as the economy recovers from the slowdown.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio) (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P/Citigroup Extended Market (EMI) Growth World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The BMI includes all companies with a float capital of at least USD $100 million. The EMI represents the bottom 20% of the index capitalization within each country in the index. The World excluding U.S. composite includes all developed countries except the United States. S&P/Citigroup uses a proprietary multi-factor model to determine each companys relative position on a growth-value continuum. The S&P/Citigroup Extended Market (EMI) Growth World Ex-U.S. Index reflects each companys available market capitalization weighted by its growth probability. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	93.5
Repurchase Agreements
Less Net Liabilities	6.5

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	K+S AG	4.5
2.	Agrium, Inc.	4.2
3.	SGL Carbon AG	2.0
4.	Rentokil Initial plc	2.0
5.	Indra Sistemas SA	1.9
6.	Gamesa Corporacion Tecnologica SA	1.7
7.	Umicore	1.7
8.	Q-Cells AG	1.6
9.	Tubacex	1.5
10.	Grifols SA	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings:

% of Net Assets

Spain	11.2
Germany	10.7
Canada	10.1
United Kingdom	7.8
Netherlands	5.4
Switzerland	5.0
France	4.9
Japan	4.0
Bermuda	3.4
Singapore	3.1

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 93.5%	Shares	Value

Spain – 11.2%
Abengoa SA (b) (6)	47,195	$1,470,604
Gamesa Corporacion Tecnologica SA (b) (6)	36,593	1,791,473
Grifols SA (b) (5)	48,687	1,550,689
Indra Sistemas SA (b) (7)	75,788	1,964,829
Laboratorios Almirall SA (b) (5)	50,828	1,101,044
Obrascon Huarte Lain, SA (b) (6)	22,696	769,116
Sol Melia SA (b) (1)	29,652	319,210
Tecnicas Reunidas SA (b) (6)	12,839	1,073,040
Tubacex (b) (8)	130,703	1,567,488

		11,607,493

Germany – 10.7%
Bauer AG (b) (6)	9,793	940126
K+S AG (b) (8)	8,181	4,693,572
Q-Cells AG (a) (b) (6)	15,898	1,607,490
SGL Carbon AG (a) (b) (6)	29,406	2,050,353
Solarworld AG (b) (6)	21,000	994,385
Stada Arzneimittel AG (b) (5)	11,520	825,766

		11,111,692

Canada – 10.1%
Agrium, Inc. (b) (8)	40,000	4,313,033
Gildan Activewear, Inc. (a) (1)	51,067	1,321,614
HudBay Minerals, Inc. (a) (b) (8)	30,700	426,615
Industrial Alliance Life Insurance And Financial Services, Inc. (b) (4)	11,282	378,943
Lundin Mining Corp. (a) (b) (8)	65,166	397,502
Oilexco, Inc. (a) (b) (3)	56,200	1,072,523
SNC-Lavalin Group, Inc. (b) (6)	19,518	1,072,275
TMX Group, Inc. (b) (4)	17,600	726,645
Viterra, Inc. (a) (b) (2)	57,400	788,075

		10,497,225

United Kingdom – 7.8%
Autonomy Corp. plc (a) (b) (7)	80,422	1,441,621
Fenner plc (b) (6)	99,547	479,505
Game Group plc (b) (1)	261,832	1,510,319
John Wood Group plc (b) (3)	157,187	1,542,986
Rentokil Initial plc (b) (6)	1,032,678	2,034,034
Wellstream Holdings plc (a) (b) (3)	41,565	1,074,338

		8,082,803

Netherlands – 5.4%
Arcadis NV (b) (6)	24,528	553,189
Boskalis Westminster NV (b) (6)	28,953	1,539,440
Fugro NV (b) (3)	17,567	1,495,858
Qiagen NV (a) (b) (5)	43,112	866,040
SBM Offshore NV (b) (3)	30,239	1,112,664

		5,567,191

Switzerland – 5.0%
Actelion Ltd. (a) (b) (5)	23,365	1,246,372
Lindt & Spruengli AG (b) (2)	343	945,229
Orascom Development Holding AG (a) (b) (1)	2,172	253,039
Panalpina We lttransport Holding AG (b) (6)	6,666	707,750
Partners Group Holding AG (b) (4)	8,765	1,205,949
Sulzer AG (b) (6)	6,814	860,872

		5,219,211

France – 4.9%
Carbone Lorraine (b) (6)	14,728	809,275
Haulotte Group (b) (6)	51,229	743,791
Ipsen SA (b) (5)	18,970	969,490
Neopost SA (b) (7)	6,798	716,710
Nexans SA (b) (6)	4,651	570,013
UBISOFT Entertainment SA (a) (b) (7)	14,842	1,297,960

		5,107,239

Japan – 4.0%
Capcom Co., Ltd. (b) (7)	30,200	882,757
JGC Corp. (b) (6)	60,000	1,181,500
Square Enix Co. Ltd. (b) (7)	36,200	1,071,263
Tokai Carbon Co. Ltd. (b) (8)	100,000	1,020,188

		4,155,708

Bermuda – 3.4%
Aquarius Platinum Ltd. (a) (b) (8)	75,000	1,195,088
Central European Media Enterprises Ltd. Class A (a) (1)	10,200	923,406
Vostok Gas Ltd. (a) (b) (3)	15,150	1,412,988

		3,531,482

Singapore – 3.1%
Cosco Corp Singapore Ltd. (b) (6)	274,000	646,567
Raffles Education Corp. Ltd. (b) (1)	1,138,000	946,355
SembCorp Marine Ltd. (b) (6)	301,800	899,625
Swiber Holdings, Ltd. (a) (b) (3)	405,000	737,362

		3,229,909

Italy – 2.8%
Davide Campari – Milano SpA (b) (2)	85,524	712,182
ERG SpA (b) (3)	36,219	863,890
Prysmian SpA (b) (6)	37,477	946,123
Tod’s SpA (b) (1)	7,053	386,513

		2,908,708

Austria – 2.4%
Andritz AG (b) (6)	21,444	1,345,060
Boehler-Uddeholm AG (a) (b) (8)	9,667	1,091,676

		2,436,736

Belgium – 2.3%
Bekaert SA (b) (6)	3,936	604,745
Umicore (b) (8)	35,140	1,728,309

		2,333,054

Malaysia – 2.1%
Kuala Lumpur Kepong BHD (b) (2)	198,600	1,072,263
Mah Sing Group BHD (b) (4)	809,700	355,123
YTL Corp., BHD (b) (9)	374,200	773,645

		2,201,031

(continued)

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio) (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 93.5%	Shares	Value

Cayman Islands – 2.0%
China Medical Technologies, Inc. – ADR (5)	31,100	$1,536,340
KWG Property Holding Ltd. (b) (4)	671,500	482,934

		2,019,274

Norway – 1.9%
Fred Olsen Energy ASA (b) (3)	18,050	1,093,549
TGS Nopec Geophysical Co. ASA (a) (b) (3)	65,600	910,385

		2,003,934

China – 1.9%
Giant Interactive Group, Inc. – ADR (a) (7)	60,400	732,048
Hidili Industry International Development Ltd. (b) (8)	713,000	1,246,193

		1,978,241

Finland – 1.7%
Konecranes Oyj (b) (6)	22,350	917,674
Nokian Renkaat Oyj (b) (1)	17,223	816,921

		1,734,595

Thailand – 1.5%
Banpu Public Co. Ltd. – GDR (b) (3)	96,300	1,523,096

Hong Kong – 1.5%
China Everbright Ltd. (b) (4)	560,000	1,082,252
Great Eagle Holdings Ltd. (b) (4)	139,000	412,066

		1,494,318

Egypt – 1.3%
Commercial International Bank (b) (4)	47,289	726,450
El Ezz Steel Co. (b) (8)	41,975	635,313

		1,361,763

Marshall Islands – 1.2%
Diana Shipping, Inc. (b) (6)	20,100	617,271
Dryships, Inc. (b) (6)	7,401	593,412

		1,210,683

South Korea – 1.1%
Hite Brewery Co. Ltd. (b) (2)	3,420	379,113
MegaStudy Co. Ltd. (b) (1)	2,449	773,010

		1,152,123

Ireland – 1.1%
Dragon Oil plc (a) (b) (3)	119,593	1,086,470

Israel – 1.0%
Nice Systems Ltd. – ADR (a) (7)	33,900	1,002,423

Sweden – 0.8%
Getinge AB (b) (5)	33,511	817,036

Greece – 0.6%
Intralot SA (b) (1)	36,817	632,505

Cyprus – 0.5%
Bank of Cyprus Public Co. Ltd. (b) (4)	44,342	541,477

United Arab Emirates – 0.2%
Depa Ltd. (a) (6)	35,700	248,115

Total Common Stocks (Cost $75,626,625)		$96,795,535

	Face	Fair
Repurchase Agreements – 8.3%	Amount	Value

State Street Bank 0.600% 07/01/2008	$8,621,000	$8,621,000

Repurchase price $8,621,144
Collateralized by:
Federal Home Loan Bank 4.375% 09/17/2010 Fair Value: $8,795,640
Total Repurchase Agreements (Cost $8,621,000)		$8,621,000

Total Investments – 101.8% (Cost $84,247,625) (c)		$105,416,535
Liabilities in Excess of Other Assets – (1.8%)		(1,855,135)

Net Assets – 100.0%		$103,561,400

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $91,031,589 or 87.9% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00pm Eastern Time U.S. market close.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

(continued)

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio) (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

Sector Classifications:

(1)	Consumer Discretionary	7.6%
(2)	Consumer Staples	3.8%
(3)	Energy	13.5%
(4)	Financials	5.7%
(5)	Health Care	8.6%
(6)	Industrials	27.1%
(7)	Information Technology	8.8%
(8)	Materials	17.7%
(9)	Utilities	0.7%

		93.5%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio)

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $75,626,625)	$96,795,535
Repurchase agreements	8,621,000
Cash	692
Foreign currency (Cost $23,240)	23,204
Receivable for securities sold	221,611
Receivable for fund shares sold	154,640
Dividends and accrued interest receivable	88,311
Prepaid expenses and other assets	397

Total assets	105,905,390

Liabilities:
Payable for securities purchased	1,909,264
Payable for fund shares redeemed	176,250
Payable for investment management services	177,582
Payable for compliance services	1,078
Accrued accounting and custody fees	24,849
Accrued professional fees	6,092
Accrued printing and filing fees	5,960
Withholding taxes payable	42,915

Total liabilities	2,343,990

Net assets	$103,561,400

Net assets consist of:
Par value, $1 per share	$4,084,458
Paid-in capital in excess of par value	72,462,252
Accumulated net realized gain on investments	5,453,069
Net unrealized appreciation/depreciation on:
Investments	21,168,910
Foreign currency related transactions	5,607
Undistributed net investment income	387,104

Net assets	$103,561,400

Shares outstanding	4,084,458

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$25.35

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$30,453
Dividends (net of $128,055 foreign taxes withheld)	975,543

Total investment income	1,005,996

Expenses:
Management fees	509,200
Custodian fees	46,562
Directors’ fees	3,644
Professional fees	7,205
Accounting fees	24,621
Printing and filing fees	6,453
Compliance expense	2,667
Other	890

Total expenses	601,242

Net investment income	404,754

Realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(4,094,961)
Foreign currency contracts	8,494
Foreign currency related transactions	(132,298)
Change in unrealized appreciation/ depreciation on:
Investments	(4,358,717)
Foreign currency related transactions	10,376

Net realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	(8,567,106)

Change in net assets from operations	$(8,162,352)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio)

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$404,754	$263,211
Net realized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	(4,218,765)	9,459,350
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(4,348,341)	3,708,344

Change in net assets from operations	(8,162,352)	13,430,905

Capital transactions:
Received from shares sold	20,117,983	47,970,507
Paid for shares redeemed	(21,373,381)	(23,797,656)

Change in net assets from capital transactions	(1,255,398)	24,172,851

Change in net assets	(9,417,750)	37,603,756
Net Assets:
Beginning of period	112,979,150	75,375,394

End of period	$103,561,400	$112,979,150

Undistributed net investment income	$387,104	$106,154

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$27.29		$23.23	$18.87	$14.69	$12.27
Operations:
Net investment income (loss)	0.10		0.07	(0.01)	0.03	0.02
Net realized and unrealized gain (loss) on investments foreign currency contracts, and other foreign currency related transactions	(2.04)		3.99	4.98	4.23	2.54

Total from operations	(1.94)		4.06	4.97	4.26	2.56

Distributions:
Distributions from net investment income	—		—	(0.03)	(0.08)	(0.14)
Distributions of net realized capital gains	—		—	(0.58)	—	—

Total distributions	—		—	(0.61)	(0.08)	(0.14)

Net asset value, end of period	$25.35		$27.29	$23.23	$18.87	$14.69

Total return	(7.11	)%(b)	17.48%	26.35%	28.99%	20.87%
Ratios and supplemental data:
Net assets at end of period (millions)	$103.6		$113.0	$75.4	$49.9	$30.4
Ratios to average net assets:
Expenses	1.18	%(a)	1.29%	1.34%	1.47%	1.47%
Net investment income (loss)	0.79	%(a)	0.27%	(0.01)%	0.36%	0.16%
Portfolio turnover rate	29%		53%	69%	85%	82%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	9.12%
Five years	13.40%
Ten years	-2.18%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Aggressive Growth Portfolio returned -4.32% versus -11.91% for the current benchmark, the S&P 500 Index.

Continued turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for equity markets during the first six months of 2008. In the U.S., stock prices opened the period on a volatile and weak note as the problems in the credit markets, which began in 2007, reached an apex early in the year, prompting a series of aggressive moves by the Federal Reserve (“Fed”) that included an unprecedented inter-meeting 75-basis point emergency interest rate cut.

Stock prices rebounded from the March lows into May, but suffered from renewed recession fears, surging oil prices and rising inflation expectations late in the period. A mixed corporate earnings picture at best, more write-downs among Financials and a weak dollar also provided a negative backdrop. Adding to the complexity of the environment, the Fed held its target interest rate steady at its June meeting, which represented a change in its risk assessment from downside economic growth, to no assessment, to finally inflation risk. Interest rates reversed course after declining during the first half of the period, finishing well off of the lows amid rising inflation and growing expectations of a possible Fed interest rate hike before the end of the year.

Elsewhere, the broad equity market finished near its lowest level since August 2006. Smaller capitalization stocks fared better than large-cap stocks, while growth dominated value oriented names. Financials were by far the weakest performing group as more write-downs related to mortgage-backed securities were feared or announced. Meanwhile, Energy and Materials gained during the period with defensive sectors like Utilities and Consumer Staples out-performing. As the period came to a close, continued weakness in housing, soft labor markets, slowing manufacturing activity and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Strong stock selection across a number of sectors drove Portfolio out-performance during the period, with holdings in Materials, Health Care and Energy leading the way. In terms of detractors, weak performing selections within Financials and Consumer Discretionary weighed on performance during the period.(1)

Looking more closely at Materials, Potash Corp. of Saskatchewan, Inc. was among the top individual contributors. A large global need to improve crop yields has led to strong industry pricing trends for key ingredients used in fertilizer. We remain comforted by the fact that new supply continued to be delayed, which suggests demand may continue to outweigh supply.(1)

As the period unfolded, the market began to recognize Celgene Corp.’s competitive position. While we reduced our Celgene Corp. position during the period to accurately reflect our view of its volatility profile, we believe in the long-term growth potential from new applications for its key drug Revlimid, increased global distribution and other pipeline drugs.(1)

Other holdings that made a positive contribution to performance included Energy company Hess Corp., whose exploration/discovery capabilities have enabled the company to capture large new discoveries. Specifically, Hess Corp.’s ultra-deep pre-salt layer discovery in the Tupi oil field off the coast of Brazil has the potential to equal its current reserves.(1)

Gilead Sciences, Inc. was also a top performer, aided by studies which showed that the efficacy of a competing drug might not be as robust as initially expected, thereby suggesting the potential for market share gains for Gilead Sciences, Inc.’s drug. We continue to like the company’s pipeline of drugs.(1)

On the downside, holdings within the Financials sector detracted from performance during the period, specifically, Lehman Brothers Holdings, Inc. and National Financial Partners Corp. For Lehman Brothers Holdings, Inc., we believe the market wrongly assigned a high probability of bankruptcy to the company and put extreme pressure on the stock during the first half of the year. Our analysis of Lehman Brothers Holdings, Inc.’s liquidity has given us confidence that the company should weather the credit storm as the company de-levers its balance sheet. Looking ahead, we believe Lehman Brothers Holdings, Inc. will remain a leading global investment bank and that long-term demand for sophisticated financial services will likely remain strong. While we believe Lehman Brothers Holdings, Inc. can continue to earn an attractive return on equity against this backdrop, we recognize the liquidity risks and will continue to monitor the situation closely.(1)

National Financial Partners Corp. also suffered from negative news in the Financials sector. While we believe in the future cash flow production of the company, roll-up insurance businesses have historically not created value for shareholders long term. As such, we trimmed the position.(1)

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

An anti-competitive legal brief released by the Department of Justice in January set the tone for commodities and futures exchange operator CME Group, Inc. during the period, as did the problems in the credit markets. Investors were concerned about the potential for regulatory changes that could damage the CME Group, Inc.’s competitive advantage. We do not think lawmakers will enact these changes anytime soon given how they would likely make U.S. exchanges less competitive among global financial markets. We also believe the company offers a compelling valuation given its strong fundamentals.(1)

Apple, Inc. was weak early in the period only to recover much of its losses by the end of June. Our thesis on Apple, Inc. remains centered on the attractiveness of its closed loop of integration between software and hardware, which has proven to be a superior business model. Furthermore, the iPhone has been able to extend Apple, Inc.’s software expertise to mobile data devices and Apple, Inc. has had success growing its addressable market through the launch of new products and building out its retail stores.(1)

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and U.S. consumer confidence, as well as the direction of inflation and commodity prices, among other things. While inflation is elevated, the general level of prices, excluding volatile food and energy costs, has not seen the same acceleration. Trends in wage growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity prices have a more permanent impact on the general level of inflation. With that said we have been looking to own companies that have strong pricing power and the ability to pass along price increases.(1)

In terms of economic activity, we believe inflation will likely force central banks to raise interest rates, which could have a negative impact on growth. There is a concern that high commodity prices could cause a ripple effect of rising prices in other areas of the economy, such as wages. We believe that there continues to be concern about the health of the consumer and housing in the U.S., but we think these issues have already been discounted by the market. As always, we remain focused on identifying businesses selling compelling products into large total addressable markets.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	86.9
Short-Term Notes	13.0
Repurchase Agreements Less Net Liabilities	0.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Gilead Sciences, Inc.	5.6
2.	Potash Corp. of Saskatchewan, Inc.	5.5
3.	ABB Ltd.	5.4
4.	Celgene Corp.	4.9
5.	Apple, Inc.	4.1
6.	Companhia Vale do Rio Doce – ADR	4.0
7.	Hess Corp.	3.6
8.	Crown Castle International Corp.	3.1
9.	Intuitive Surgical, Inc.	3.0
10.	Google, Inc. Class A	3.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	24.3
Health Care	14.5
Materials	9.5
Financials	8.8
Telecommunication Services	7.7
Consumer Staples	7.5
Industrials	7.1
Energy	4.9
Consumer Discretionary	2.6

86.9

Ohio National Fund, Inc.
Aggressive Growth Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 86.9%	Shares	Value

CONSUMER DISCRETIONARY – 2.6%
Household Durables – 2.1%
Sony Corp. (b)	15,165	$664,737

Media – 0.5%
News Corp. Class A	9,695	145,813

TOTAL CONSUMER DISCRETIONARY		810,550

CONSUMER STAPLES – 7.5%
Beverages – 1.9%
Davide Campari-Milano SpA (b)	70,690	588,657

Food & Staples Retailing – 2.7%
CVS/Caremark Corp.	21,965	869,155

Food Products – 2.9%
Bunge Ltd.	8,430	907,827

TOTAL CONSUMER STAPLES		2,365,639

ENERGY – 4.9%
Oil, Gas & Consumable Fuels – 4.9%
Apache Corp.	3,150	437,850
Hess Corp.	8,870	1,119,305

TOTAL ENERGY		1,557,155

FINANCIALS – 8.8%
Capital Markets – 4.9%
Lehman Brothers Holdings, Inc.	23,990	475,242
The Goldman Sachs Group, Inc.	4,675	817,658
UBS AG (a)	131	2,706
UBS AG (a) (b)	11,010	229,429

		1,525,035

Diversified Financial Services – 1.6%
CME Group, Inc.	1,020	390,854
MarketAxess Holdings, Inc. (a)	15,175	114,723

		505,577

Insurance – 0.8%
National Financial Partners Corp.	12,900	255,678

Real Estate Investment Trust – 1.5%
CapitalSource, Inc.	43,764	484,905

TOTAL FINANCIALS		2,771,195

HEALTH CARE – 14.5%
Biotechnology – 10.5%
Celgene Corp. (a)	24,030	1,534,796
Gilead Sciences, Inc. (a)	33,255	1,760,852

		3,295,648

Health Care Equipment & Supplies – 3.0%
Intuitive Surgical, Inc. (a)	3,519	948,019

Pharmaceuticals – 1.0%
Roche Holding AG (b)	1,847	332,039

TOTAL HEALTH CARE		4,575,706

INDUSTRIALS – 7.1%
Air Freight & Logistics – 0.9%
FedEx Corp.	3,465	273,008

Commercial Services & Supplies – 0.8%
CoStar Group, Inc. (a)	5,320	236,474

Electrical Equipment – 5.4%
ABB Ltd. (b)	60,428	1,710,466

TOTAL INDUSTRIALS		2,219,948

INFORMATION TECHNOLOGY – 24.3%
Communications Equipment – 8.9%
Cisco Systems, Inc. (a)	33,875	787,933
Corning, Inc.	37,795	871,175
QUALCOMM, Inc.	9,120	404,654
Research In Motion Ltd. (a)	6,410	749,329

		2,813,091

Computers & Peripherals – 4.1%
Apple, Inc. (a)	7,705	1,290,125

Electronic Equipment & Instruments – 2.5%
Trimble Navigation Ltd. (a)	21,620	771,834

Internet Software & Services – 4.8%
Equinix, Inc. (a)	4,165	371,601
Google, Inc. Class A (a)	1,785	939,660
VistaPrint Limited (a)	7,400	198,024

		1,509,285

Semiconductor & Semiconductor Equipment – 1.2%
Cypress Semiconductor Corp. (a)	15,745	389,689

Software – 2.8%
Oracle Corp. (a)	42,240	887,040

TOTAL INFORMATION TECHNOLOGY		7,661,064

MATERIALS – 9.5%
Chemicals – 5.5%
Potash Corp. of Saskatchewan, Inc.	7,580	1,732,560

Metals & Mining – 4.0%
Companhia Vale do Rio Doce – ADR	34,785	1,245,999

TOTAL MATERIALS		2,978,559

TELECOMMUNICATION SERVICES – 7.7%
Diversified Telecommunication Services – 1.0%
tw telecom inc. (a)	19,935	319,558

Wireless Telecommunication Services – 6.7%
America Movil S.A.B. de C.V. – ADR	16,855	889,101
Cellcom Israel Ltd.	7,630	261,023
Crown Castle International Corp. (a)	24,930	965,539

		2,115,663

TOTAL TELECOMMUNICATION SERVICES		2,435,221

Total Common Stocks (Cost $23,693,656)		$27,375,037

	Face	Fair
Short-Term Notes – 13.0%	Amount	Value

Federal Home Loan Bank Discount Note 1.85%, 07/01/2008	$4,100,000	$4,100,000

Total Short-Term Notes (Cost $4,100,000)		$4,100,000

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)
		Face	Fair
Repurchase Agreements – 0.2%		Amount	Value

U.S. Bank 1.250% 07/01/2008		$60,000	$60,000

Repurchase price $60,002
Collateralized by:
Federal Home Loan Mortgage Corp. #E99430 4.500%, 09/01/2018 Fair Value: $22,757
Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $38,442
Total Repurchase Agreements (Cost $60,000)			$60,000

Total Investments – 100.1% (Cost $27,853,656) (c)			$31,535,037
Liabilities in Excess of Other Assets – (0.1)%			(30,148)

Net Assets – 100.0%			$31,504,889

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $3,525,328 or 11.2% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $23,693,656)	$27,375,037
Repurchase agreements and short-term notes	4,160,000
Cash	442
Receivable for fund shares sold	97,640
Dividends and accrued interest receivable	16,068
Prepaid expenses and other assets	83

Total assets	31,649,270

Liabilities:
Payable for fund shares redeemed	110,900
Payable for investment management services	21,545
Payable for compliance services	532
Accrued custody expense	1,420
Accrued professional fees	5,695
Accrued accounting fees	2,319
Accrued printing and filing fees	1,970

Total liabilities	144,381

Net assets	$31,504,889

Net assets consist of:
Par value, $1 per share	$3,559,426
Paid-in capital in excess of par value	35,162,410
Accumulated net realized loss on investments	(10,994,574)
Net unrealized appreciation/depreciation on:
Investments	3,681,381
Foreign currency related transactions	1,720
Undistributed net investment income	94,526

Net assets	$31,504,889

Shares outstanding	3,559,426

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$8.85

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$25,494
Dividends (net of withholding tax of $11,218)	135,812

Total investment income	161,306

Expenses:
Management fees	113,864
Custodian fees	5,597
Directors’ fees	1,029
Professional fees	6,122
Accounting fees	7,094
Printing and filing fees	2,183
Compliance expense	2,667
Other	188

Total expenses	138,744

Net investment income	22,562

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	798,691
Foreign currency related transactions	(313)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(2,287,229)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(1,488,851)

Change in net assets from operations	$(1,466,289)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$22,562	$72,553
Net realized gain (loss) on investments and foreign currency related transactions	798,378	1,493,428
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(2,287,229)	3,786,767

Change in net assets from operations	(1,466,289)	5,352,748

Capital transactions:
Received from shares sold	11,087,242	11,216,356
Paid for shares redeemed	(6,875,402)	(5,580,550)

Change in net assets from capital transactions	4,211,840	5,635,806

Change in net assets	2,745,551	10,988,554
Net Assets:
Beginning of period	28,759,338	17,770,784

End of period	$31,504,889	$28,759,338

Undistributed net investment income	$94,526	$72,277

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$9.25		$7.14	$6.75	$5.96	$5.47
Operations:
Net investment income (loss)	—		0.02	0.02	(0.02)	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.40)		2.09	0.37	0.81	0.49

Total from operations	(0.40)		2.11	0.39	0.79	0.49

Net asset value, end of period	$8.85		$9.25	$7.14	$6.75	$5.96

Total return	(4.32	)%(b)	29.55%	5.78%	13.28%	8.96%
Ratios and supplemental data:
Net assets at end of period (millions)	$31.5		$28.8	$17.8	$16.6	$16.1
Ratios to average net assets:
Expenses	0.97	%(a)	0.97%	1.06%	1.03%	0.95%
Net investment income (loss)	0.16	%(a)	0.34%	0.22%	(0.35)%	0.03%
Portfolio turnover rate	21%		29%	105%	139%	87%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-21.91%
Five years	10.87%
Ten years	3.05%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Small Cap Growth Portfolio returned -21.85% versus -8.93% for the current benchmark, the Russell 2000 Growth Index.

Continued turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for equity markets during the first six months of 2008. In the U.S., stock prices opened the period on a volatile and weak note as the problems in the credit markets, which began in 2007, reached an apex early in the year, prompting a series of aggressive moves by the Federal Reserve (“Fed”) that included an unprecedented inter-meeting 75-basis point emergency interest rate cut.

Stock prices rebounded from the March lows into May, but suffered from renewed recession fears, surging oil prices and rising inflation expectations late in the period. A mixed corporate earnings picture at best, more write-downs among Financials and a weak dollar also provided a negative backdrop. Adding to the complexity of the environment, the Fed held its target interest rate steady at its June meeting, which represented a change in its risk assessment from downside economic growth, to no assessment, to finally inflation risk. Interest rates reversed course after declining during the first half of the period, finishing well off of the lows amid rising inflation and growing expectations of a possible Fed interest rate hike before the end of the year.

Elsewhere, the broad equity market finished near its lowest level since August 2006. Financials were by far the weakest performing group as more write-downs related to mortgage-backed securities were feared or announced. Meanwhile, Energy and Materials gained during the period with defensive sectors like Utilities and Consumer Staples out-performing. As the period came to a close, continued weakness in housing, soft labor markets, slowing manufacturing activity and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Weak performing selections within Industrials, Information Technology and Consumer Discretionary were the primary detractors from comparable performance, while an under-weight position in Energy also weighed on results. Overall, our holdings within Materials aided relative returns.(1)

On an individual basis, SiRF Technology Holdings, Inc. fell over 71% in the period as the industry landscape changed with a new competitor driving down pricing. We sold our position in the stock as a result of this change in competitive positioning. Staying within Information Technology, Vistaprint Limited, an online printing company servicing small business, fell over 37% on concerns of a slowdown in spending and changes in management. We believe the company’s differentiated business model of leveraging high volume production to serve customers that place low volume orders should benefit returns over the longer term.(1)

MercadoLibre, Inc. fell over 53% in the period along with many high valuation stocks. We believe the fundamental thesis remains intact and that the long-term secular positioning of this Latin American online commerce site is promising.(1)

Ultimate Software Group, Inc. rose over 13% as the company continued to execute and generate strong recurring revenue from its subscription-based human resources servicing model. As a long-term investor in the company, we believe it should continue to perform well as more businesses subscribe to its services.(1)

PetroHawk Energy Corp. rose more than 90% amid increasing natural gas prices and initial reports that their productivity from new wells in the Haynesville natural gas shale area was much better than expected. While the reports from the Haynesville shale were compelling, we believe the market continued to undervalue the full potential of PetroHawk Energy Corp.’s underlying assets, including those outside of the Haynesville shale play. Similarly, Carrizo Oil & Gas, Inc. also benefited from rising energy prices in addition to the growing need for exploration services.(1)

Market volatility has persisted in the small-cap growth space and many of our strong fundamental names have experienced selling pressure. Our long-term emphasis and conviction in our research process led us to hold or add many of our favorite ideas during this difficult period. The Portfolio remains a diversified mix of small-cap growth companies and we believe that over the long-term our differentiated view will provide opportunities that may benefit our clients.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	98.9
Short-Term Notes	1.0
Repurchase Agreements Less Net Liabilities	0.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Ultimate Software Group, Inc.	4.4
2.	Equinix, Inc.	3.5
3.	CoStar Group, Inc.	2.8
4.	VistaPrint Limited	2.6
5.	Lions Gate Entertainment Corp.	2.4
6.	Solera Holdings, Inc.	2.3
7.	LPS Brasil – Consultoria de Imoveis SA	2.0
8.	Zumiez, Inc.	1.8
9.	Microsemi Corp.	1.8
10.	Jarden Corp.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	34.0
Health Care	20.1
Consumer Discretionary	17.1
Industrials	16.3
Financials	7.3
Energy	3.1
Materials	0.5
Telecommunication Services	0.5

98.9

Ohio National Fund, Inc.
Small Cap Growth Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.9%	Shares	Value

CONSUMER DISCRETIONARY – 17.1%
Auto Components – 0.4%
Motorcar Parts of America Inc. (a)	10,070	$75,173

Diversified Consumer Services – 2.2%
American Public Education, Inc. (a)	5,685	221,942
Capella Education Company (a)	750	44,738
Corinthian Colleges, Inc. (a)	4,820	55,960
Sotheby’s	4,340	114,446

		437,086

Hotels, Restaurants & Leisure – 3.3%
Great Canadian Gaming Corp. (a) (b)	14,325	127,558
Kingdom Hotel Investments – GDR (a)	30,180	192,734
PokerTek, Inc. (Private Placement) (Acquired 04/23/2007, Cost $53,715) (a) (d)	7,139	22,307
Progressive Gaming International Corp. (a)	90,320	112,900
Vail Resorts, Inc. (a)	4,815	206,226

		661,725

Household Durables – 1.5%
Jarden Corp. (a)	16,280	296,947

Internet & Catalog Retail – 0.1%
The Parent Co. (Private Placement) (Acquired 06/14/2007 and 09/05/2007, Cost $92,154) (a) (d)	14,856	15,710

Leisure Equipment & Products – 1.2%
Smith & Wesson Holding Corp. (a)	25,330	131,969
Sturm, Ruger & Co, Inc. (a)	17,140	121,009

		252,978

Media – 5.7%
Dolan Media Co. (a)	8,245	150,059
Genius Products, Inc. (a)	104,665	17,793
Lions Gate Entertainment Corp. (a)	46,965	486,557
Marvel Entertainment, Inc. (a)	8,995	289,099
MDC Partners, Inc. (a)	8,610	61,820
National CineMedia, Inc.	12,130	129,306

		1,134,634

Specialty Retail – 2.7%
Bebe Stores, Inc.	19,415	186,578
Zumiez, Inc. (a)	21,895	363,019

		549,597

TOTAL CONSUMER DISCRETIONARY		3,423,850

ENERGY – 3.1%
Oil, Gas & Consumable Fuels – 3.1%
Carrizo Oil & Gas, Inc. (a)	4,350	296,192
PetroHawk Energy Corp. (a)	3,350	155,138
World Fuel Services Corp.	7,555	165,757

TOTAL ENERGY		617,087

FINANCIALS – 7.3%
Capital Markets – 3.5%
Evercore Partners, Inc.	5,735	54,482
FCStone Group, Inc. (a)	3,635	101,526
Hercules Technology Growth Capital, Inc.	10,571	94,399
optionsXpress Holdings, Inc.	6,185	138,173
Polytec Asset Holdings Ltd. (b)	455,000	120,001
Riskmetrics Group, Inc. (a)	9,340	183,438

		692,019

Diversified Financial Services – 1.2%
MarketAxess Holdings, Inc. (a)	20,690	156,417
MSCI, Inc. (a)	2,245	81,471

		237,888

Real Estate Management & Development – 2.6%
E-House China Holdings Ltd. – ADR (a)	11,375	129,220
LPS Brasil – Consultoria de Imoveis SA (b)	19,256	390,381

		519,601

TOTAL FINANCIALS		1,449,508

HEALTH CARE – 20.1%
Biotechnology – 2.1%
Acorda Therapeutics, Inc. (a)	5,960	195,667
Genomic Health, Inc. (a)	10,000	191,500
Metabolix, Inc. (a)	3,255	31,899

		419,066

Health Care Equipment & Supplies – 4.6%
ArthroCare Corp. (a)	5,435	221,802
CONMED Corp. (a)	4,270	113,368
I-Flow Corp. (a)	15,780	160,167
Immucor, Inc. (a)	8,095	209,499
TomoTherapy, Inc. (a)	20,670	184,583
TranS1, Inc. (a)	2,455	36,997

		926,416

Health Care Providers & Services – 12.1%
Animal Health International, Inc. (a)	5,240	32,645
athenahealth, Inc. (a)	3,600	110,736
Bio-Reference Labs, Inc. (a)	3,325	74,181
Genoptix, Inc. (a)	3,840	121,152
Health Grades, Inc. (a)	27,835	124,979
HealthExtras, Inc. (a)	9,455	284,974
Healthways, Inc. (a)	6,300	186,480
HMS Holdings Corp. (a)	3,750	80,512
Hythiam, Inc. (Private Placement Issue) (Acquired 9/20/2007, Cost $69,503) (a) (d)	9,521	20,737
Hythiam, Inc. (a)	32,000	77,440
LHC Group, Inc. (a)	8,445	196,346
MWI Veterinary Supply, Inc. (a)	6,760	223,824
Pediatrix Medical Group, Inc. (a)	3,960	194,951
PSS World Medical, Inc. (a)	14,795	241,158
Psychiatric Solutions, Inc. (a)	4,405	166,685
RadNet, Inc. (a)	8,790	54,498
Skilled Healthcare Group, Inc. Class A (a)	7,880	105,750

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.9%	Shares	Value

Health Care Providers & Services (continued)

The Providence Service Corp. (a)	3,525	$74,413
Virtual Radiologic Corp. (a)	3,480	46,110

		2,417,571

Health Care Technology – 1.3%
MedAssets, Inc. (a)	4,330	73,826
Omnicell, Inc. (a)	3,280	43,230
SXC Health Solutions Corp. (a)	10,095	137,999

		255,055

TOTAL HEALTH CARE		4,018,108

INDUSTRIALS – 16.3%
Aerospace & Defense – 0.7%
Ceradyne, Inc. (a)	2,860	98,098
Stanley, Inc. (a)	1,290	43,241

		141,339

Air Freight & Logistics – 1.3%
Forward Air Corp.	7,455	257,943

Commercial Services & Supplies – 8.8%
Cenveo, Inc. (a)	2,880	28,138
CoStar Group, Inc. (a)	12,441	553,002
Duff & Phelps Corp. (a)	3,720	61,603
Huron Consulting Group, Inc. (a)	4,400	199,496
Odyssey Marine Exploration, Inc. (a)	25,775	102,069
Resources Connection, Inc.	12,855	261,599
Standard Parking Corp. (a)	12,465	226,863
The GEO Group, Inc. (a)	11,895	267,638
UTEK Corp. (a)	5,410	54,100

		1,754,508

Electrical Equipment – 3.2%
Fushi Copperweld, Inc. (a)	1,415	33,578
Fushi Copperweld Inc. (Private Placement) (Acquired 10/24/2007, Cost $139,412) (a) (d)	9,958	212,673
Harbin Electric Inc. (Private Placement) (Acquired 06/25/2008, Cost $129,996) (a) (c) (d) (e)	9,200	117,659
JA Solar Holdings Co. Ltd. – ADR (a)	16,455	277,267

		641,177

Machinery – 0.4%
Barnes Group, Inc.	3,890	89,820

Marine – 1.4%
Horizon Lines Inc.	27,270	271,336

Road & Rail – 0.5%
Old Dominion Freight Line, Inc. (a)	3,575	107,322

TOTAL INDUSTRIALS		3,263,445

INFORMATION TECHNOLOGY – 34.0%
Communications Equipment – 0.8%
Staring Networks Corp. (a)	12,755	160,458

Computers & Peripherals – 1.2%
Data Domain, Inc. (a)	9,965	232,484

Electronic Equipment & Instruments – 3.4%
DTS, Inc. (a)	6,005	188,076
Elixir Gaming Technologies Inc. (a)	5,065	6,078
Elixir Gaming Technologies Inc. (Private Placement) (Acquired 10/19/2007, Cost $244,786) (a) (d)	69,939	71,338
IPG Photonics Corp. (a)	11,935	224,497
L-1 Identity Solutions, Inc. (a)	14,080	187,546

		677,535

Internet Software & Services – 14.7%
Bankrate, Inc. (a)	4,180	163,313
Constant Contact, Inc. (a)	4,445	83,788
DealerTrack Holdings, Inc. (a)	10,605	149,637
Equinix, Inc. (a)	7,925	707,068
GSI Commerce, Inc. (a)	11,925	162,538
LivePerson, Inc. (a)	52,900	148,649
MercadoLibre, Inc. (a)	5,250	181,072
NaviSite, Inc. (a)	62,105	235,999
Omniture, Inc. (a)	14,575	270,658
SAVVIS, Inc. (a)	8,560	110,510
Switch & Data Facilities Co., Inc. (a)	6,710	114,003
TechTarget, Inc. (a)	6,780	71,597
Think Partnership, Inc. (a)	50,960	22,422
VistaPrint Limited (a)	19,545	523,024

		2,944,278

IT Services – 3.8%
Euronet Worldwide, Inc. (a)	7,220	122,018
Information Services Group, Inc. (a)	40,135	192,648
NeuStar, Inc. Class A (a)	12,815	276,291
Yucheng Technologies Ltd. (a)	16,105	180,215

		771,172

Semiconductor & Semiconductor Equipment – 1.8%
Microsemi Corp. (a)	14,235	358,437

Software – 8.3%
Concur Technologies, Inc. (a)	2,870	95,370
Monotype Imaging Holdings Inc. (a)	16,720	203,649
Salary.com, Inc. (a)	3,550	14,200
Solera Holdings, Inc. (a)	16,960	469,114
Ultimate Software Group, Inc. (a)	24,655	878,458

		1,660,791

TOTAL INFORMATION TECHNOLOGY		6,805,155

MATERIALS – 0.5%
Chemicals – 0.5%
Intrepid Potash, Inc. (a)	1,645	108,208

TOTAL MATERIALS		108,208

TELECOMMUNICATION SERVICES – 0.5%
Diversified Telecommunication Services – 0.3%
UCN, Inc. (a)	26,215	60,819

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.9%	Shares	Value

Wireless Telecommunication Services – 0.2%
SBA Communications Corp. Class A (a)	1,075	$38,710

TOTAL TELECOMMUNICATION SERVICES		99,529

Total Common Stocks (Cost $21,871,553)		$19,784,890

	Underlying	Fair
Warrants – 0.0%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Hotels, Restaurants & Leisure – 0.0%
PokerTek, Inc. (Private Placement) (Acquired 04/23/2007, Cost $10,537) (a) (c) (d) (e) Expiration: April 2012, Exercise Price: $10.80	2,172	$—

Total Warrants (Cost $10,537)		$—

	Face	Fair
Short-Term Notes – 1.0%	Amount	Value

Federal Home Loan Bank Discount Note 0.000% Coupon, 1.894% Effective Yield, 07/01/2008	$200,000	$200,000

Total Short-Term Notes (Cost $200,000)		$200,000

	Face	Fair
Repurchase Agreements – 0.2%	Amount	Value

U.S. Bank 1.250% 07/01/2008	$40,000	$40,000

Repurchase price $40,001
Collateralized by:
Federal Home Loan Mortgage Corp.
#E99430 4.500%, 09/01/2018
Fair Value: $15,171
Federal National Mortgage Association
#555408 5.000%, 04/01/2033
Fair Value: $25,628
Total Repurchase Agreements (Cost $40,000)		$40,000

Total Investments – 100.1% (Cost $22,122,090) (f)		$20,024,890
Liabilities in Excess of Other Assets – (0.1)%		(24,095)

Net Assets – 100.0%		$20,000,795

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $637,940 or 3.2% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2008, the value of these securities totaled $117,659 or 0.6% of the Portfolio’s net assets. Unless otherwise noted by (e) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(d)	A market quotation for this investment was not readily available at June 30, 2008. As discussed in Note 2 of the Notes to Financial Statements, the prices for these issues were derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. These securities represents $460,424 or 2.3% of the Portfolio’s net assets.

(e)	Represents a security deemed to be illiquid. At June 30, 2008, the value of illiquid securities in the Portfolio totaled $117,659 or 0.6% of the Portfolio’s net assets.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $21,882,090)	$19,784,890
Repurchase agreements and short-term notes	240,000
Cash	619
Receivable for fund shares sold	21,561
Dividends and accrued interest receivable	285
Prepaid expenses and other assets	95

Total assets	20,047,450

Liabilities:
Payable for fund shares redeemed	20,191
Payable for investment management services	16,558
Payable for compliance services	532
Accrued custody expense	413
Accrued professional fees	5,657
Accrued accounting fees	2,423
Accrued printing and filing fees	881

Total liabilities	46,655

Net assets	$20,000,795

Net assets consist of:
Par value, $1 per share	$2,040,113
Paid-in capital in excess of par value	31,485,435
Accumulated net realized loss on investments	(11,337,100)
Net unrealized appreciation/depreciation on investments	(2,097,200)
Accumulated net investment loss	(90,453)

Net assets	$20,000,795

Shares outstanding	2,040,113

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$9.80

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$3,658
Dividends (net of withholding tax of $120)	31,856

Total investment income	35,514

Expenses:
Management fees	101,804
Custodian fees	3,642
Directors’ fees	737
Professional fees	6,050
Accounting fees	7,208
Printing and filing fees	998
Compliance expense	2,667
Other	214

Total expenses	123,320

Net investment loss	(87,806)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(83,726)
Foreign currency related transactions	(1,011)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(5,540,270)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(5,625,007)

Change in net assets from operations	$(5,712,813)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(87,806)	$(185,718)
Net realized gain (loss) on investments and foreign currency related transactions	(84,737)	3,367,556
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(5,540,270)	(70,880)

Change in net assets from operations	(5,712,813)	3,110,958

Capital transactions:
Received from shares sold	3,105,754	9,339,953
Paid for shares redeemed	(4,369,626)	(6,224,621)

Change in net assets from capital transactions	(1,263,872)	3,115,332

Change in net assets	(6,976,685)	6,226,290
Net Assets:
Beginning of period	26,977,480	20,751,190

End of period	$20,000,795	$26,977,480

Accumulated net investment loss	$(90,453)	$(1,636)

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$12.54		$10.94	$8.71	$8.18	$7.34
Operations:
Net investment loss	(0.04)		(0.09)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(2.70)		1.69	2.32	0.60	0.89

Total from operations	(2.74)		1.60	2.23	0.53	0.84

Net asset value, end of period	$9.80		$12.54	$10.94	$8.71	$8.18

Total return	(21.85	)%(b)	14.63%	25.60%	6.48%	11.44%
Ratios and supplemental data:
Net assets at end of period (millions)	$20.0		$27.0	$20.8	$17.1	$18.2
Ratios to average net assets:
Expenses	1.15	%(a)	1.15%	1.16%	1.11%	1.11%
Net investment loss	(0.82	)%(a)	(0.77)%	(0.92)%	(0.77)%	(0.69)%
Portfolio turnover rate	22%		74%	93%	93%	38%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-12.61%
Five years	11.02%
Ten years	6.95%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Mid Cap Opportunity Portfolio returned -14.98% versus -6.81% for the current benchmark, the Russell Midcap Growth Index.

After a very difficult first quarter in 2008, U.S. equity markets posted mixed results during the second quarter as a strong relief rally off the March lows was quickly reversed by escalating commodity prices and more bad news in the Financials sector. Combined with the economic consequences of continued credit market weakness, rising unemployment rates, and declining home values, investor risk aversion is quite high. Although we were disappointed in our short-term results, our focus continues to be investing in companies that can grow revenues, earnings, and cash flow in a sluggish economic environment.

Investors now seem to be grappling with the possibility of stagflation, which historically has been a very negative force for the equity markets and has recently caused valuation spreads to reach historically high levels. The Portfolio has been positioned for a slowing-growth economic environment but has not necessarily been positioned for a sustainably high inflationary environment. The immediate focus is on the outlook for commodity prices and the implications that $140 oil will have on already-low consumer confidence and the amount of demand destruction that will occur from this trend. We believe that if commodity prices decline, or even just stop their relentless rise, equity markets should do well. If they continue to move steadily higher, they have the potential to destabilize the global economy. Most market indexes are now down 15% to 20% from their 2007 peaks. Real interest rates are low, corporate profits and balance sheets are still healthy, and we believe that valuations are very reasonable. We think the conditions certainly exist for a stronger U.S. equity market going forward, as we have already discounted a lot of bad news.(1)

The Financials sector was one of the worst-performing sectors within the index and detracted from performance during the past six months. We made an opportunistic investment in Alliance Data Systems Corp., which contributed positively to returns for the first half of 2008 after a big upswing in the second quarter. Alliance Data Systems Corp. is a leading provider of transaction services, database marketing, loyalty programs, and receivables management to companies worldwide. We were fortunate to own the stock in mid-May 2007, when the company received an $81.75-per-share takeover offer from equity buyout firm Blackstone Group. We felt that the approximate 25% premium to where Alliance Data Systems Corp. was trading was fair, and we sold our entire holdings above $78 per share. Fast-forward eight months later to mid-January 2008, when many proposed leveraged buyouts were in jeopardy due to the ongoing U.S. credit market crisis. Rumors started floating around that the Alliance/Blackstone deal was at risk and might fall apart due to financing issues and conditions required by federal bank regulators. Several days later Blackstone walked away from the deal and Alliance Data Systems Corp. stock fell more than 40% in value. Following the dramatic decline in the stock price, we took the opportunity to repurchase Alliance Data Systems Corp. shares. The company continues to fire on all cylinders, and recent concerns about its credit portfolio seemed overblown to us. Now trading at about 12 times 2009 earnings estimates and at the same price as it was in June 2006, we find the stock to be a compelling long-term investment.(1)

A financial stock that didn’t perform well during the first half of the year was our investment in AerCap Holdings NV. AerCap Holdings NV leases aircraft and engines to commercial airlines and cargo operators in more than 40 countries worldwide. We like the company’s diversified business model, which includes aircraft and engine leasing, sales and trading, and asset management. Aircraft-leasing stocks were very volatile during the past six months, and AerCap Holdings NV was no exception. Investors sold the stock down dramatically on fears of slowing global growth, rising fuel prices, the declining U.S. dollar, and airline bankruptcy speculation. Despite such concerns the company has met or exceeded Wall Street expectations for the past three quarters. Despite being one of our worst-performing stocks, AerCap Holdings NV remains a holding. The stock trades at approximately five to six times our 2008 earnings-per-share outlook and has no funding concerns for the next two years. We believe that this company is better positioned than its peers to face industry headwinds, and its additional financing flexibility should help it weather tightening credit markets.(1)

As we have been discussing over the past year or so, fundamental trends in the consumer sector have been very challenging due to deteriorating housing market conditions and record-high energy prices, which have had a negative impact on consumer discretionary spending trends. The Portfolio was under-weighted in the Consumer Discretionary sector early in the quarter, but we continued to make select investments in the sector as valuations compressed sharply, providing us with better risk/reward opportunities.(1)

A recent investment that performed well for the Portfolio was ITT Educational Services. ITT Educational Services provides career-oriented education programs to more than 47,000 students through 87 locations nationwide. We have long admired ITT

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

Educational Services for its disciplined growth strategy over the years, which has produced one of the best business models in the industry. The Portfolio took an initial position during the first quarter after the stock had declined from its October 2007 high of $130 to the low $50 range over fears that the federal and private student-lending markets would dry up and negatively affect student enrollment trends. We felt that ITT Educational Services was well positioned to weather the credit market storm by using its pristine balance sheet and free cash flow to lend directly to its student population if the credit markets were to worsen. Our worst-case-scenario analysis had the company generating more than $300 million of earnings before interest, taxes, depreciation, and amortization and in excess of $150 million of free cash flow, which at our purchase price gave us 15% downside risk and a positive 60% upside if the stock were to trade at the low end of its historical multiple range. In April the company announced better-than-expected earnings results, and we used the subsequent rally to exit our position, as the stock approached our price objective.(1)

A consumer stock that performed poorly for the Portfolio was our position in Crocs Inc. We had thought that the stock fully discounted a minor slowdown in sales and that the company’s inventory levels were manageable. We were very mistaken, as Crocs’ domestic sales fell far short of our expectations, and the company missed earnings for the third quarter in a row. Even worse, inventory and expense controls are deteriorating. We don’t think this will be a short-term fix, so we sold our position.(1)

After suffering declines during the first quarter, the Portfolio’s Information Technology holdings posted a modestly positive gain in the second quarter, as we believe investors’ concerns over information technology (“IT”) spending trends in the financial services vertical have been fully discounted. Despite the improvement, Portfolio holdings lagged those of the benchmark for the first six months of the year due to suboptimal stock selection, with overall under-performance largely attributable to one stock: VeriFone Holdings, Inc. We recently highlighted the issues surrounding the poor stock performance and our reasons for maintaining our position. During the second quarter the company provided an update on its business that was less favorable than we expected. Because almost 50% of VeriFone Holdings, Inc.’s sales come from outside the United States, we felt that its global business could offset any short-term U.S. weakness, but we were wrong. The company saw worldwide deterioration in both sales and margins, as many retailers continue to defer their purchases of new point-of-sale equipment. Facing such a challenging revenue environment did not bode well for the company’s earnings outlook, and we sold the position during the second quarter.(1)

On a more positive note, the largest position in the Portfolio, Brocade Communications Systems, Inc., contributed positively to returns for the first half of 2008. We originally invested in Brocade Communications Systems, Inc. because it is the market-share leader in the storage area networking (“SAN”) switch market, which could see growth in a declining IT spending environment because of the rapid adoption of server virtualization. Virtual servers are four to five times more likely to connect to storage networks than are physical servers, and by most estimates less than 5% of enterprise servers are currently virtualized. In addition, the company is at the beginning of a new product cycle for 8-gigabyte SAN switches that carry much higher average selling prices and more software content, which will act as a revenue driver and allow for margin expansion. We are also impressed by the new complimentary product offerings for host bus adapters and file area networking, which double the addressable market opportunity and are also higher-margin opportunities. The company has a very strong balance sheet and is aggressively buying back stock ($600 million buyback authorization, which equals 20% of the shares outstanding); and, based on our numbers, it has a free cash flow yield of 10%, which could attract both strategic and financial buyers.(1)

Since the U.S equity market peaked in October 2007, the majority of stocks and major market indexes have declined 15% or more. Coupled with the pessimism and slowing growth of the U.S. economy, albeit not negative yet, one could argue that we entered a cyclical bear market last fall. That shouldn’t surprise investors because we have enjoyed five consecutive years of positive equity returns (2003 through 2007). Other mature economies, such as Japan, the United Kingdom, and Germany, are also slowing, but keep in mind that 30% of world gross domestic product (“GDP”) is accounted for by the developing countries. We believe that their economic growth will slow, but it should continue high enough to avoid a global recession.

Since World War II, economic contractions have typically been shallower and shorter than before, lasting 10 to 11 months. U.S. GDP growth peaked in the third quarter of 2007 at a 4.9% rate and has declined ever since. Assuming we are in an average recession (not proven yet), the current contraction should end by the third quarter of 2008. Investors must remember that the stock market has historically been a surprisingly reliable anticipatory mechanism in terms of past economic cycles. The stock market tends to bottom a little over halfway through an economic decline.

We are closely monitoring the key areas of health of consumer spending and employment statistics; inflation trends, U.S. dollar performance, and credit market conditions; and monetary and fiscal policy changes. In summary, we expect the current cyclical bear market to end sometime during 2008 and have positioned the Portfolio for a slow-growth environment. We remain focused on our bottom-up process and continue to seek companies that can grow earnings above market trends in a slowing environment. As fellow investors in the strategy we remain focused and committed to our investment goal: long-term growth of capital.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	88.8
Repurchase Agreements and
Other Net Assets	11.2

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Brocade Communications Systems, Inc.	2.9
2.	FTI Consulting, Inc.	2.2
3.	McDermott International, Inc.	1.9
4.	Genco Shipping & Trading Ltd.	1.9
5.	Alliance Data Systems Corp.	1.9
6.	Akamai Technologies, Inc.	1.8
7.	Newfield Exploration Co.	1.8
8.	TeleTech Holdings, Inc.	1.7
9.	St. Jude Medical, Inc.	1.7
10.	EnergySolutions, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	26.5
Industrials	23.0
Energy	11.8
Consumer Discretionary	10.7
Health Care	9.7
Materials	3.1
Financials	2.4
Consumer Staples	1.6

88.8

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 88.8%	Shares	Value

CONSUMER DISCRETIONARY – 10.7%
Hotels, Restaurants & Leisure – 1.4%
Bally Technologies, Inc. (a)	46,730	$1,579,474

Internet & Catalog Retail – 1.3%
priceline.com, Inc. (a)	13,000	1,500,980

Media – 1.2%
Marvel Entertainment, Inc. (a)	45,000	1,446,300

Specialty Retail – 2.6%
The TJX Cos., Inc.	43,000	1,353,210
Urban Outfitters, Inc. (a)	51,260	1,598,799

		2,952,009

Textiles, Apparel & Luxury Goods – 4.2%
Coach, Inc. (a)	55,000	1,588,400
Deckers Outdoor Corp. (a)	11,500	1,600,800
Fossil, Inc. (a)	55,000	1,598,850

		4,788,050

TOTAL CONSUMER DISCRETIONARY		12,266,813

CONSUMER STAPLES – 1.6%
Beverages – 1.6%
Central European Distribution Corp. (a)	25,000	1,853,750

TOTAL CONSUMER STAPLES		1,853,750

ENERGY – 11.8%
Energy Equipment & Services – 7.2%
Atwood Oceanics, Inc. (a)	14,710	1,829,041
Cameron International Corp. (a)	27,410	1,517,143
FMC Technologies, Inc. (a)	17,920	1,378,586
Hornbeck Offshore Services, Inc. (a)	32,000	1,808,320
National Oilwell Varco, Inc. (a)	18,500	1,641,320

		8,174,410

Oil, Gas & Consumable Fuels – 4.6%
CONSOL Energy, Inc.	13,500	1,516,995
Newfield Exploration Co. (a)	31,500	2,055,375
Ultra Petroleum Corp. (a)	17,200	1,689,040

		5,261,410

TOTAL ENERGY		13,435,820

FINANCIALS – 2.4%
Capital Markets – 2.4%
Northern Trust Corp.	17,000	1,165,690
Waddell & Reed Financial, Inc. Class A	46,400	1,624,464

TOTAL FINANCIALS		2,790,154

HEALTH CARE – 9.7%
Biotechnology – 2.9%
Amylin Pharmaceuticals, Inc. (a)	68,990	1,751,656
Celgene Corp. (a)	25,000	1,596,750

		3,348,406

Health Care Equipment & Supplies – 4.4%
Hologic, Inc. (a)	80,000	1,744,000
Intuitive Surgical, Inc. (a)	5,000	1,347,000
St. Jude Medical, Inc. (a)	47,460	1,940,165

		5,031,165

Life Sciences Tools & Services – 1.3%
Illumina, Inc. (a)	17,000	1,480,870

Pharmaceuticals – 1.1%
Allergan, Inc.	24,000	1,249,200

TOTAL HEALTH CARE		11,109,641

INDUSTRIALS – 23.0%
Aerospace & Defense – 3.2%
AerCap Holdings NV (a)	150,000	1,894,500
Precision Castparts Corp.	18,390	1,772,244

		3,666,744

Commercial Services & Supplies – 3.9%
EnergySolutions, Inc.	86,610	1,935,734
FTI Consulting, Inc. (a)	36,480	2,497,421

		4,433,155

Construction & Engineering – 1.5%
EMCOR Group, Inc. (a)	60,000	1,711,800

Electrical Equipment – 3.9%
Ametek, Inc.	25,000	1,180,500
General Cable Corp. (a)	26,000	1,582,100
GrafTech International Ltd. (a)	61,750	1,656,753

		4,419,353

Industrial Conglomerates – 3.1%
McDermott International, Inc. (a)	35,000	2,166,150
Textron, Inc.	27,800	1,332,454

		3,498,604

Machinery – 4.0%
Flowserve Corp.	11,500	1,572,050
Kaydon Corp.	33,000	1,696,530
Manitowoc Co. Inc.	40,000	1,301,200

		4,569,780

Marine – 1.9%
Genco Shipping & Trading Ltd.	33,000	2,151,600

Road & Rail – 1.5%
Landstar System, Inc.	31,000	1,711,820

TOTAL INDUSTRIALS		26,162,856

INFORMATION TECHNOLOGY – 26.5%
Communications Equipment – 6.0%
Brocade Communications Systems, Inc. (a)	400,000	3,296,000
Harris Corp.	37,600	1,898,424
NICE Systems, Ltd. – ADR (a)	55,000	1,626,350

		6,820,774

Electronic Equipment & Instruments – 5.7%
Amphenol Corp. Class A	36,604	1,642,788
Dolby Laboratories, Inc. Class A (a)	43,000	1,732,900
Flir Systems, Inc. (a)	40,000	1,622,800

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 88.8%	Shares	Value

Electronic Equipment & Instruments (continued)

Trimble Navigation Ltd. (a)	42,500	$1,517,250

		6,515,738

Internet Software & Services – 2.9%
Akamai Technologies, Inc. (a)	60,000	2,087,400
MercadoLibre, Inc. (a)	35,000	1,207,150

		3,294,550

IT Services – 5.1%
Alliance Data Systems Corp. (a)	38,000	2,148,900
Mastercard, Inc. Class A	6,500	1,725,880
TeleTech Holdings, Inc. (a)	100,000	1,996,000

		5,870,780

Software – 6.8%
Activision, Inc. (a)	47,000	1,601,290
Ansys, Inc. (a)	32,630	1,537,525
Autodesk, Inc. (a)	55,670	1,882,203
Informatica Corp. (a)	80,000	1,203,200
MICROS Systems, Inc. (a)	52,000	1,585,480

		7,809,698

TOTAL INFORMATION TECHNOLOGY		30,311,540

MATERIALS – 3.1%
Chemicals – 1.6%
CF Industries Holdings, Inc.	12,000	1,833,600

Construction Materials – 1.5%
Texas Industries, Inc.	31,000	1,740,030

TOTAL MATERIALS		3,573,630

Total Common Stocks (Cost $99,654,344)		$101,504,204

	Face	Fair
Repurchase Agreements – 10.0%	Amount	Value

U.S. Bank 1.250% 07/01/2008	$11,352,000	$11,352,000

Repurchase price $11,352,394
Collateralized by:
Federal Home Loan Mortgage Corp.
#E99430 4.500%, 09/01/2018
Fair Value: $4,305,547
Federal National Mortgage Association
#555408 5.000%, 04/01/2033
Fair Value: $7,273,199
Total Repurchase Agreements (Cost $11,352,000)		$11,352,000

Total Investments – 98.8% (Cost $111,006,344) (b)		$112,856,204
Other Assets in Excess of Liabilities – 1.2%		1,419,528

Net Assets – 100.0%		$114,275,732

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $99,654,344)	$101,504,204
Repurchase agreements	11,352,000
Cash	942
Receivable for securities sold	5,450,836
Receivable for fund shares sold	5,595,589
Dividends and accrued interest receivable	13,086
Prepaid expenses and other assets	393

Total assets	123,917,050

Liabilities:
Payable for securities purchased	9,161,558
Payable for fund shares redeemed	379,579
Payable for investment management services	78,335
Payable for compliance services	532
Accrued custody expense	2,795
Accrued professional fees	6,128
Accrued accounting fees	6,132
Accrued printing and filing fees	6,259

Total liabilities	9,641,318

Net assets	$114,275,732

Net assets consist of:
Par value, $1 per share	$5,973,328
Paid-in capital in excess of par value	104,033,169
Accumulated net realized gain on investments	2,733,041
Net unrealized appreciation on investments	1,849,860
Accumulated net investment loss	(313,666)

Net assets	$114,275,732

Shares outstanding	5,973,328

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$19.13

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$51,426
Dividends (net of withholding tax of $138)	136,111

Total investment income	187,537

Expenses:
Management fees	451,732
Custodian fees	9,201
Directors’ fees	3,844
Professional fees	7,263
Accounting fees	18,845
Printing and filing fees	6,767
Compliance expense	2,667
Other	884

Total expenses	501,203

Net investment loss	(313,666)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(9,195,087)
Change in unrealized appreciation/depreciation on investments	(8,143,237)

Net realized/unrealized gain (loss) on investments	(17,338,324)

Change in net assets from operations	$(17,651,990)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(313,666)	$(441,172)
Net realized gain (loss) on investments	(9,195,087)	13,393,811
Change in unrealized appreciation/depreciation on investments	(8,143,237)	2,033,871

Change in net assets from operations	(17,651,990)	14,986,510

Capital transactions:
Received from shares sold	33,456,922	35,444,938
Paid for shares redeemed	(16,932,998)	(21,640,740)

Change in net assets from capital transactions	16,523,924	13,804,198

Change in net assets	(1,128,066)	28,790,708
Net Assets:
Beginning of period	115,403,798	86,613,090

End of period	$114,275,732	$115,403,798

Accumulated net investment loss	$(313,666)	$—

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$22.50		$19.09	$17.40	$15.83	$13.94
Operations:
Net investment loss	(0.05)		(0.09)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	(3.32)		3.50	1.78	1.64	1.94

Total from operations	(3.37)		3.41	1.69	1.57	1.89

Net asset value, end of period	$19.13		$22.50	$19.09	$17.40	$15.83

Total return	(14.98	)%(b)	17.86%	9.71%	9.92%	13.56%
Ratios and supplemental data:
Net assets at end of period (millions)	$114.3		$115.4	$86.6	$90.0	$96.6
Ratios to average net assets:
Expenses	0.94	%(a)	0.93%	0.94%	0.95%	0.96%
Net investment loss	(0.59	)%(a)	(0.45)%	(0.45)%	(0.40)%	(0.36)%
Portfolio turnover rate	167%		267%	209%	205%	206%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Objective/Strategy

The S&P 500 Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500 Index.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-13.43%
Five years	7.09%
Ten years	2.80%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the S&P 500 Index Portfolio returned -12.04% versus -11.91% for the current benchmark, the S&P 500 Index.

The Portfolio’s correlation with the S&P 500 Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the benchmark index. The Portfolio also invests in S&P 500 Depository Receipts (“Spiders”) which mimic the return of the S&P 500 Index. At June 30, “Spiders” accounted for 0.6% of the Portfolio’s net assets.(1)

The top five holdings in the Portfolio for were Exxon Mobil Corp., General Electric Co., Microsoft Corp., Chevron Corp. and AT&T Inc.(1)

The largest contributors to the index return were Wal-Mart Stores, Inc., Halliburton Co., Devin Energy Corp., Chesapeake Energy Corp., and International Business Machines Corp. The largest detractors were General Electric Co., American International Group, Inc., Bank of America Corp., Microsoft Corp., and Citigroup, Inc.(1)

The credit crisis caused by the sub-prime mortgage meltdown will continue to weigh on banks and financial institution stocks for the remainder of the year and into 2009. Soaring energy prices and a weak housing market are another concern for the remainder of 2008. The Federal Reserve has taken creative actions to ease the credit condition and provide liquidity by opening the discount window directly to securities dealers. Higher food and energy prices are putting upward pressure on inflationary levels, making it unlikely for the Federal Reserve to ease monetary policy. Stocks in the second part of the year will see high volatility and low growth.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	98.9
Exchange Traded Funds	0.6
Short-Term Notes and Other Net Assets	0.5

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Exxon Mobil Corp.	4.1
2.	General Electric Co.	2.4
3.	Microsoft Corp.	2.0
4.	Chevron Corp.	1.8
5.	AT&T Inc.	1.8
6.	The Procter & Gamble Co.	1.6
7.	Johnson & Johnson	1.6
8.	International Business Machines Corp.	1.4
9.	Apple Inc.	1.3
10.	ConocoPhillips	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	16.2
Energy	16.1
Financials	14.1
Health Care	11.8
Industrials	11.0
Consumer Staples	10.7
Consumer Discretionary	8.0
Utilities	3.9
Materials	3.8
Telecommunication Services	3.3

98.9

Ohio National Fund, Inc.
S&P 500 Index Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.9%	Shares	Value

CONSUMER DISCRETIONARY – 8.0%
Auto Components – 0.2%
Johnson Controls, Inc.	7,800	$223,704
The Goodyear Tire & Rubber Co. (a)	3,200	57,056

		280,760

Automobiles – 0.2%
Ford Motor Co. (a)	29,487	141,832
General Motors Corp.	7,400	85,100
Harley-Davidson, Inc.	3,100	112,406

		339,338

Distributors – 0.1%
Genuine Parts Co.	2,200	87,296

Diversified Consumer Services – 0.1%
Apollo Group, Inc. Class A (a)	1,800	79,668
H&R Block, Inc.	4,300	92,020

		171,688

Hotels, Restaurants & Leisure – 1.2%
Carnival Corp.	5,700	187,872
Darden Restaurants, Inc.	1,800	57,492
International Game Technology	4,100	102,418
Marriott International, Inc. Class A	4,000	104,960
McDonald’s Corp.	14,900	837,678
Starbucks Corp. (a)	9,600	151,104
Starwood Hotels & Resorts Worldwide, Inc.	2,500	100,175
Wendy’s International, Inc.	1,200	32,664
Wyndham Worldwide Corp.	2,360	42,268
Yum! Brands, Inc.	6,200	217,558

		1,834,189

Household Durables – 0.4%
Centex Corp.	1,600	21,392
D.R. Horton, Inc.	3,600	39,060
Fortune Brands, Inc.	2,000	124,820
Harman International Industries, Inc.	800	33,112
KB Home	1,000	16,930
Leggett & Platt, Inc.	2,200	36,894
Lennar Corp. Class A	1,800	22,212
Newell Rubbermaid, Inc.	3,600	60,444
Pulte Homes, Inc.	2,800	26,964
Snap-on, Inc.	800	41,608
The Black & Decker Corp.	800	46,008
The Stanley Works	1,000	44,830
Whirlpool Corp.	955	58,952

		573,226

Internet & Catalog Retail – 0.3%
Amazon.com, Inc. (a)	4,100	300,653
Expedia, Inc. (a)	2,700	49,626
IAC/InterActiveCorp (a)	2,400	46,272

		396,551

Leisure Equipment & Products – 0.1%
Eastman Kodak Co.	3,800	54,834
Hasbro, Inc.	1,800	64,296
Mattel, Inc.	4,800	82,176

		201,306

Media – 2.8%
CBS Corp. Class B	8,950	174,436
Clear Channel Communications, Inc.	6,500	228,800
Comcast Corp. Class A	38,953	738,938
Gannett Co., Inc.	3,000	65,010
Interpublic Group of Companies, Inc. (a)	6,223	53,518
Meredith Corp.	500	14,145
News Corp. Class A	30,300	455,712
Omnicom Group, Inc.	4,200	188,496
The DIRECTV Group Inc. (a)	9,300	240,963
The E.W. Scripps Co. Class A	1,200	49,848
The McGraw-Hill Companies, Inc.	4,200	168,504
The New York Times Co. Class A	1,900	29,241
The Walt Disney Co.	25,100	783,120
The Washington Post Co. Class B	50	29,345
Time Warner, Inc.	47,100	697,080
Viacom, Inc. Class B (a)	8,350	255,009

		4,172,165

Multiline Retail – 0.7%
Big Lots, Inc. (a)	1,100	34,364
Dillard’s Inc. Class A	800	9,256
Family Dollar Stores, Inc.	1,800	35,892
J.C. Penney Co., Inc.	2,900	105,241
Kohl’s Corp. (a)	4,000	160,160
Macy’s, Inc.	5,576	108,286
Nordstrom, Inc.	2,300	69,690
Sears Holdings Corp. (a)	901	66,368
Target Corp.	10,200	474,198

		1,063,455

Specialty Retail – 1.5%
Abercrombie & Fitch Co. Class A	1,100	68,948
AutoNation, Inc. (a)	1,800	18,036
AutoZone, Inc. (a)	600	72,606
Bed Bath & Beyond, Inc. (a)	3,400	95,540
Best Buy Co., Inc.	4,575	181,170
GameStop Corp. Class A (a)	2,100	84,840
Limited Brands, Inc.	3,900	65,715
Lowe’s Companies, Inc.	19,300	400,475
Office Depot, Inc. (a)	3,600	39,384
RadioShack Corp.	1,700	20,859
Staples, Inc.	9,200	218,500
The Gap, Inc.	5,950	99,186
The Home Depot, Inc.	22,300	522,266
The Sherwin-Williams Co.	1,300	59,709
The TJX Cos., Inc.	5,600	176,232
Tiffany & Co.	1,700	69,275

		2,192,741

Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc. (a)	4,500	129,960
Jones Apparel Group, Inc.	1,100	15,125
Liz Claiborne, Inc.	1,200	16,980

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.9%	Shares	Value

Textiles, Apparel & Luxury Goods (continued)

NIKE, Inc. Class B	5,000	$298,050
Polo Ralph Lauren Corp.	800	50,224
V.F. Corp.	1,100	78,298

		588,637

TOTAL CONSUMER DISCRETIONARY		11,901,352

CONSUMER STAPLES – 10.7%
Beverages – 2.5%
Anheuser-Busch Companies, Inc.	9,400	583,928
Brown-Forman Corp. Class B	1,100	83,127
Coca-Cola Enterprises, Inc.	3,800	65,740
Constellation Brands, Inc. Class A (a)	2,600	51,636
Molson Coors Brewing Co. Class B	1,800	97,794
PepsiCo, Inc.	20,900	1,329,031
The Coca-Cola Co.	26,300	1,367,074
The Pepsi Bottling Group, Inc.	1,800	50,256

		3,628,586

Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	5,700	399,798
CVS/Caremark Corp.	18,820	744,707
Safeway, Inc.	5,800	165,590
SUPERVALU, Inc.	2,819	87,079
Sysco Corp.	7,900	217,329
The Kroger Co.	8,700	251,169
Walgreen Co.	13,000	422,630
Wal-Mart Stores, Inc.	30,600	1,719,720
Whole Foods Market, Inc.	1,800	42,642

		4,050,664

Food Products – 1.5%
Archer-Daniels-Midland Co.	8,450	285,188
Campbell Soup Co.	2,800	93,688
ConAgra Foods, Inc.	6,400	123,392
Dean Foods Co. (a)	2,000	39,240
General Mills, Inc.	4,400	267,388
H.J. Heinz Co.	4,100	196,185
Kellogg Co.	3,300	158,466
Kraft Foods, Inc. Class A	19,976	568,317
McCormick & Co., Inc.	1,700	60,622
Sara Lee Corp.	9,300	113,925
The Hershey Company	2,200	72,116
Tyson Foods, Inc. Class A	3,600	53,784
Wm. Wrigley Jr. Co.	2,800	217,784

		2,250,095

Household Products – 2.2%
Colgate-Palmolive Co.	6,700	462,970
Kimberly-Clark Corp.	5,500	328,790
The Clorox Co.	1,800	93,960
The Procter & Gamble Co.	40,122	2,439,819

		3,325,539

Personal Products – 0.2%
Avon Products, Inc.	5,600	201,712
The Estee Lauder Cos. Inc. Class A	1,500	69,675

		271,387

Tobacco – 1.6%
Altria Group, Inc.	27,500	565,400
Lorillard, Inc.	2,297	158,860
Philip Morris International, Inc. (a)	27,700	1,368,103
Reynolds American, Inc.	2,300	107,341
UST, Inc.	1,900	103,759

		2,303,463

TOTAL CONSUMER STAPLES		15,829,734

ENERGY – 16.1%
Energy Equipment & Services – 3.6%
Baker Hughes, Inc.	4,100	358,094
BJ Services Co.	3,900	124,566
Cameron International Corp. (a)	2,900	160,515
ENSCO International, Inc.	1,900	153,406
Halliburton Co.	11,500	610,305
Nabors Industries Ltd. (a)	3,700	182,151
National Oilwell Varco, Inc. (a)	5,500	487,960
Noble Corp.	3,500	227,360
Rowan Cos., Inc.	1,500	70,125
Schlumberger Ltd.	15,700	1,686,651
Smith International, Inc.	2,600	216,164
Transocean, Inc. (a)	4,198	639,733
Weatherford International Ltd. (a)	8,900	441,351

		5,358,381

Oil, Gas & Consumable Fuels – 12.5%
Anadarko Petroleum Corp.	6,200	464,008
Apache Corp.	4,422	614,658
Cabot Oil & Gas Corp.	1,300	88,049
Chesapeake Energy Corp.	6,300	415,548
Chevron Corp.	27,238	2,700,103
ConocoPhillips	20,300	1,916,117
CONSOL Energy, Inc.	2,400	269,688
Devon Energy Corp.	5,900	708,944
El Paso Corp.	9,200	200,008
EOG Resources, Inc.	3,300	432,960
Exxon Mobil Corp.	69,500	6,125,035
Hess Corp.	3,700	466,903
Marathon Oil Corp.	9,320	483,429
Massey Energy Co.	1,100	103,125
Murphy Oil Corp.	2,500	245,125
Noble Energy, Inc.	2,300	231,288
Occidental Petroleum Corp.	10,800	970,488
Peabody Energy Corp.	3,600	316,980
Range Resources Corp.	2,000	131,080
Southwestern Energy Co. (a)	4,500	214,245
Spectra Energy Corp.	8,318	239,059
Sunoco, Inc.	1,500	61,035
Tesoro Corp.	1,800	35,586
Valero Energy Corp.	7,000	288,260
Williams Cos., Inc.	7,700	310,387
XTO Energy, Inc.	6,766	463,539

		18,495,647

TOTAL ENERGY		23,854,028

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.9%	Shares	Value

FINANCIALS – 14.1%
Capital Markets – 2.8%
American Capital Strategies Ltd.	2,700	$64,179
Ameriprise Financial, Inc.	2,880	117,130
E*TRADE Financial Corp. (a)	6,200	19,468
Federated Investors, Inc. Class B	1,100	37,862
Franklin Resources, Inc.	2,100	192,465
Janus Capital Group, Inc.	1,900	50,293
Legg Mason, Inc.	1,900	82,783
Lehman Brothers Holdings, Inc.	9,200	182,252
Merrill Lynch & Co., Inc.	13,000	412,230
Morgan Stanley	14,600	526,622
Northern Trust Corp.	2,500	171,425
State Street Corp.	5,600	358,344
T. Rowe Price Group, Inc.	3,400	191,998
The Bank Of New York Mellon Corp.	15,011	567,866
The Charles Schwab Corp.	12,200	250,588
The Goldman Sachs Group, Inc.	5,200	909,480

		4,134,985

Commercial Banks – 2.2%
BB&T Corp.	7,200	163,944
Comerica, Inc.	2,000	51,260
Fifth Third Bancorp	7,550	76,859
First Horizon National Corp.	2,500	18,575
Huntington Bancshares, Inc.	4,800	27,696
KeyCorp	6,400	70,272
M&T Bank Corp.	1,000	70,540
Marshall & Ilsley Corp.	3,400	52,122
National City Corp.	10,000	47,700
PNC Financial Services Group, Inc.	4,500	256,950
Regions Financial Corp.	9,175	100,099
SunTrust Banks Inc.	4,600	166,612
U.S. Bancorp	22,890	638,402
Wachovia Corp.	28,094	436,300
Wells Fargo & Co.	43,400	1,030,750
Zions Bancorporation	1,400	44,086

		3,252,167

Consumer Finance – 0.6%
American Express Co.	15,200	572,584
Capital One Financial Corp.	4,973	189,024
Discover Financial Services	6,350	83,629
SLM Corp. (a)	6,100	118,035

		963,272

Diversified Financial Services – 3.3%
Bank of America Corp.	58,562	1,397,875
CIT Group, Inc.	3,700	25,197
Citigroup, Inc.	71,569	1,199,496
CME Group, Inc.	750	287,393
IntercontinentalExchange Inc. (a)	900	102,600
JPMorgan Chase & Co.	45,443	1,559,149
Leucadia National Corp.	2,300	107,962
Moody’s Corp.	2,700	92,988
NYSE Euronext Inc.	3,500	177,310

		4,949,970

Insurance – 3.5%
ACE Ltd.	4,400	242,396
AFLAC, Inc.	6,300	395,640
American International Group, Inc.	35,400	936,684
AON Corp.	3,900	179,166
Assurant, Inc.	1,300	85,748
Cincinnati Financial Corp.	2,166	55,016
Genworth Financial, Inc. Class A	5,700	101,517
Lincoln National Corp.	3,386	153,454
Loews Corp.	4,761	223,291
Marsh & McLennan Companies, Inc.	6,700	177,885
MBIA, Inc.	2,800	12,292
MetLife, Inc.	9,300	490,761
Principal Financial Group, Inc.	3,400	142,698
Prudential Financial, Inc.	5,700	340,518
Safeco Corp.	1,200	80,592
The Allstate Corp.	7,200	328,248
The Chubb Corp.	4,800	235,248
The Hartford Financial Services Group, Inc.	4,100	264,737
The Progressive Corp.	8,900	166,608
Torchmark Corp.	1,200	70,380
Travelers Companies, Inc.	7,959	345,421
Unum Group	4,600	94,070
XL Capital Ltd. Class A	2,400	49,344

		5,171,714

Real Estate Investment Trusts – 1.2%
Apartment Investment & Management Co. Class A	1,157	39,407
AvalonBay Communities, Inc.	1,000	89,160
Boston Properties, Inc.	1,600	144,352
Developers Diversified Realty Corp.	1,600	55,536
Equity Residential	3,600	137,772
General Growth Properties, Inc.	3,500	122,605
HCP, Inc.	3,100	98,611
Host Hotels & Resorts Inc.	6,900	94,185
Kimco Realty Corp.	3,300	113,916
Plum Creek Timber Co. Inc.	2,300	98,233
ProLogis	3,400	184,790
Public Storage, Inc.	1,600	129,264
Simon Property Group, Inc.	3,000	269,670
Vornado Realty Trust	1,800	158,400

		1,735,901

Real Estate Management & Development – 0.0%
CB Richard Ellis Group, Inc. (a)	2,300	44,160

Thrifts & Mortgage Finance – 0.5%
Countrywide Financial Corp.	7,698	32,717
Federal National Mortgage Association	14,000	273,140
Freddie Mac	8,500	139,400
Hudson City Bancorp, Inc.	6,800	113,424
MGIC Investment Corp.	1,600	9,776
Sovereign Bancorp, Inc.	6,270	46,147

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.9%	Shares	Value

Thrifts & Mortgage Finance (continued)

Washington Mutual, Inc.	13,952	$68,783

		683,387

TOTAL FINANCIALS		20,935,556

HEALTH CARE – 11.8%
Biotechnology – 1.4%
Amgen, Inc. (a)	14,306	674,671
Biogen Idec, Inc. (a)	3,845	214,897
Celgene Corp. (a)	5,700	364,059
Genzyme Corp. (a)	3,500	252,070
Gilead Sciences, Inc. (a)	12,100	640,695

		2,146,392

Health Care Equipment & Supplies – 2.1%
Baxter International, Inc.	8,300	530,702
Becton, Dickinson & Co.	3,200	260,160
Boston Scientific Corp. (a)	17,703	217,570
C.R. Bard, Inc.	1,300	114,335
Covidien Ltd.	6,550	313,680
Hospira, Inc. (a)	2,110	84,632
Intuitive Surgical, Inc. (a)	500	134,700
Medtronic, Inc.	14,800	765,900
St. Jude Medical, Inc. (a)	4,500	183,960
Stryker Corp.	3,100	194,928
Varian Medical Systems, Inc. (a)	1,700	88,145
Zimmer Holdings, Inc. (a)	3,070	208,913

		3,097,625

Health Care Providers & Services – 1.8%
Aetna, Inc.	6,400	259,392
AmerisourceBergen Corp.	2,100	83,979
Cardinal Health, Inc.	4,700	242,426
CIGNA Corp.	3,700	130,943
Coventry Health Care, Inc. (a)	2,000	60,840
Express Scripts, Inc. (a)	3,300	206,976
Humana, Inc. (a)	2,200	87,494
Laboratory Corp. Of America Holdings (a)	1,500	104,445
McKesson Corp.	3,600	201,276
Medco Health Solutions, Inc. (a)	6,676	315,107
Patterson Cos., Inc. (a)	1,700	49,963
Quest Diagnostics, Inc.	2,100	101,787
Tenet Healthcare Corp. (a)	6,350	35,306
UnitedHealth Group, Inc.	16,200	425,250
WellPoint, Inc. (a)	6,900	328,854

		2,634,038

Health Care Technology – 0.0%
IMS Health, Inc.	2,400	55,920

Life Sciences Tools & Services – 0.4%
Applera Corp. – Applied Biosystems Group	2,200	73,656
Millipore Corp. (a)	700	47,502
PerkinElmer, Inc.	1,600	44,560
Thermo Fisher Scientific, Inc. (a)	5,500	306,515
Waters Corp. (a)	1,300	83,850

		556,083

Pharmaceuticals – 6.1%
Abbott Laboratories	20,300	1,075,291
Allergan, Inc.	4,000	208,200
Barr Pharmaceuticals, Inc. (a)	1,400	63,112
Bristol-Myers Squibb Co.	26,000	533,780
Eli Lilly & Co.	13,000	600,080
Forest Laboratories, Inc. (a)	4,000	138,960
Johnson & Johnson	37,100	2,387,014
King Pharmaceuticals, Inc. (a)	3,200	33,504
Merck & Co., Inc.	28,200	1,062,858
Mylan Inc.	4,000	48,280
Pfizer, Inc.	89,030	1,555,354
Schering-Plough Corp.	21,300	419,397
Watson Pharmaceuticals, Inc. (a)	1,400	38,038
Wyeth	17,500	839,300

		9,003,168

TOTAL HEALTH CARE		17,493,226

INDUSTRIALS – 11.0%
Aerospace & Defense – 2.6%
General Dynamics Corp.	5,200	437,840
Goodrich Corp.	1,600	75,936
Honeywell International, Inc.	9,800	492,744
L-3 Communications Holdings, Inc.	1,600	145,392
Lockheed Martin Corp.	4,400	434,104
Northrop Grumman Corp.	4,500	301,050
Precision Castparts Corp.	1,800	173,466
Raytheon Co.	5,600	315,168
Rockwell Collins, Inc.	2,100	100,716
The Boeing Co.	9,900	650,628
United Technologies Corp.	12,800	789,760

		3,916,804

Air Freight & Logistics – 0.9%
C.H. Robinson Worldwide, Inc.	2,200	120,648
Expeditors International of Washington, Inc.	2,800	120,400
FedEx Corp.	4,100	323,039
United Parcel Service, Inc. Class B	13,400	823,698

		1,387,785

Airlines – 0.1%
Southwest Airlines Co.	9,600	125,184

Building Products – 0.1%
Masco Corp.	4,800	75,504

Commercial Services & Supplies – 0.5%
Allied Waste Industries, Inc. (a)	4,400	55,528
Avery Dennison Corp.	1,400	61,502
Cintas Corp.	1,700	45,067
Equifax, Inc.	1,700	57,154
Monster Worldwide, Inc. (a)	1,600	32,976
Pitney Bowes, Inc.	2,700	92,070

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.9%	Shares	Value

Commercial Services & Supplies (continued)

R.R. Donnelley & Sons Co.	2,800	$83,132
Robert Half International, Inc.	2,100	50,337
Waste Management, Inc.	6,500	245,115

		722,881

Construction & Engineering – 0.2%
Fluor Corp.	1,200	223,296
Jacobs Engineering Group, Inc. (a)	1,600	129,120

		352,416

Electrical Equipment – 0.5%
Cooper Industries Ltd. Class A	2,300	90,850
Emerson Electric Co.	10,300	509,335
Rockwell Automation, Inc.	1,900	83,087

		683,272

Industrial Conglomerates – 3.1%
3M Co.	9,300	647,187
General Electric Co.	131,100	3,499,059
Textron, Inc.	3,300	158,169
Tyco International Ltd.	6,350	254,254

		4,558,669

Machinery – 1.9%
Caterpillar, Inc.	8,100	597,942
Cummins, Inc.	2,700	176,904
Danaher Corp.	3,400	262,820
Deere & Co.	5,700	411,141
Dover Corp.	2,500	120,925
Eaton Corp.	2,200	186,934
Illinois Tool Works, Inc.	5,200	247,052
Ingersoll-Rand Co. Ltd. Class A	4,229	158,292
ITT Corp.	2,400	151,992
Manitowoc Co. Inc.	1,700	55,301
PACCAR, Inc.	4,812	201,286
Pall Corp.	1,600	63,488
Parker Hannifin Corp.	2,200	156,904
Terex Corp. (a)	1,300	66,781

		2,857,762

Road & Rail – 1.1%
Burlington Northern Santa Fe Corp.	3,900	389,571
CSX Corp.	5,300	332,893
Norfolk Southern Corp.	4,900	307,083
Ryder System, Inc.	800	55,104
Union Pacific Corp.	6,800	513,400

		1,598,051

Trading Companies & Distributors – 0.0%
W.W. Grainger, Inc.	900	73,620

TOTAL INDUSTRIALS		16,351,948

INFORMATION TECHNOLOGY – 16.2%
Communications Equipment – 2.5%
Ciena Corp. (a)	1,142	26,460
Cisco Systems, Inc. (a)	77,700	1,807,302
Corning, Inc.	20,700	477,135
JDS Uniphase Corp. (a)	2,975	33,796
Juniper Networks, Inc. (a)	6,900	153,042
Motorola, Inc.	29,700	217,998
QUALCOMM, Inc.	21,300	945,081
Tellabs, Inc. (a)	5,200	24,180

		3,684,994

Computers & Peripherals – 4.7%
Apple Inc. (a)	11,600	1,942,304
Dell, Inc. (a)	26,600	582,008
EMC Corp. (a)	27,200	399,568
Hewlett-Packard Co.	32,400	1,432,404
International Business Machines Corp.	18,100	2,145,393
Lexmark International, Inc. Class A (a)	1,300	43,459
NetApp, Inc. (a)	4,500	97,470
QLogic Corp. (a)	1,700	24,803
SanDisk Corp. (a)	3,000	56,100
Sun Microsystems, Inc. (a)	10,250	111,520
Teradata Corp. (a)	2,400	55,536

		6,890,565

Electronic Equipment & Instruments – 0.3%
Agilent Technologies, Inc. (a)	4,700	167,038
Jabil Circuit, Inc.	2,800	45,948
Molex, Inc.	1,800	43,938
Tyco Electronics Ltd.	6,250	223,875

		480,799

Internet Software & Services – 1.7%
Akamai Technologies, Inc. (a)	2,200	76,538
eBay, Inc. (a)	14,500	396,285
Google, Inc. Class A (a)	3,075	1,618,741
VeriSign, Inc. (a)	2,600	98,280
Yahoo!, Inc. (a)	18,100	373,946

		2,563,790

IT Services – 0.9%
Affiliated Computer Services, Inc. Class A (a)	1,300	69,537
Automatic Data Processing, Inc.	6,800	284,920
Cognizant Technology Solutions Corp. Class A (a)	3,800	123,538
Computer Sciences Corp. (a)	2,000	93,680
Convergys Corp. (a)	1,600	23,776
Electronic Data Systems Corp.	6,600	162,624
Fidelity National Information Services Inc.	2,300	84,893
Fiserv, Inc. (a)	2,200	99,814
Paychex, Inc.	4,200	131,376
The Western Union Co.	9,747	240,946
Total System Services, Inc.	2,577	57,261
Unisys Corp. (a)	4,700	18,565

		1,390,930

Office Electronics – 0.1%
Xerox Corp.	11,800	160,008

Semiconductor & Semiconductor Equipment – 2.5%
Advanced Micro Devices, Inc. (a)	8,000	46,640
Altera Corp.	3,900	80,730
Analog Devices, Inc.	3,800	120,726

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.9%	Shares	Value

Semiconductor & Semiconductor Equipment (continued)

Applied Materials, Inc.	17,800	$339,802
Broadcom Corp. Class A (a)	5,850	159,647
Intel Corp.	75,300	1,617,444
KLA-Tencor Corp.	2,200	89,562
Linear Technology Corp.	2,900	94,453
LSI Corp. (a)	8,400	51,576
MEMC Electronic Materials, Inc. (a)	3,000	184,620
Microchip Technology, Inc.	2,400	73,296
Micron Technology, Inc. (a)	10,000	60,000
National Semiconductor Corp.	2,800	57,512
Novellus Systems, Inc. (a)	1,300	27,547
NVIDIA Corp. (a)	7,300	136,656
Teradyne, Inc. (a)	2,300	25,461
Texas Instruments, Inc.	17,400	489,984
Xilinx, Inc.	3,700	93,425

		3,749,081

Software – 3.5%
Adobe Systems, Inc. (a)	7,000	275,730
Autodesk, Inc. (a)	2,900	98,049
BMC Software, Inc. (a)	2,500	90,000
CA, Inc.	5,100	117,759
Citrix Systems, Inc. (a)	2,400	70,584
Compuware Corp. (a)	3,400	32,436
Electronic Arts, Inc. (a)	4,200	186,606
Intuit, Inc. (a)	4,200	115,794
Microsoft Corp.	105,400	2,899,554
Novell, Inc. (a)	4,700	27,683
Oracle Corp. (a)	52,200	1,096,200
Symantec Corp. (a)	11,094	214,669

		5,225,064

TOTAL INFORMATION TECHNOLOGY		24,145,231

MATERIALS – 3.8%
Chemicals – 2.1%
Air Products and Chemicals, Inc.	2,800	276,808
Ashland Inc.	700	33,740
E.I. du Pont de Nemours & Co.	11,800	506,102
Eastman Chemical Co.	1,000	68,860
Ecolab, Inc.	2,300	98,877
Hercules, Inc.	1,500	25,395
International Flavors & Fragrances, Inc.	1,100	42,966
Monsanto Co.	7,186	908,598
PPG Industries, Inc.	2,200	126,214
Praxair, Inc.	4,100	386,384
Rohm & Haas Co.	1,600	74,304
Sigma-Aldrich Corp.	1,700	91,562
The Dow Chemical Co.	12,200	425,902

		3,065,712

Construction Materials – 0.0%
Vulcan Materials Co.	1,400	83,692

Containers & Packaging – 0.1%
Ball Corp.	1,300	62,062
Bemis Co., Inc	1,300	29,146
Pactiv Corp. (a)	1,700	36,091
Sealed Air Corp.	2,100	39,921

		167,220

Metals & Mining – 1.4%
AK Steel Holding Corp.	1,200	82,800
Alcoa, Inc.	10,700	381,134
Allegheny Technologies, Inc.	1,300	77,064
Freeport-McMoRan Copper & Gold, Inc.	5,076	594,856
Newmont Mining Corp.	6,000	312,960
Nucor Corp.	4,100	306,147
Titanium Metals Corp.	1,300	18,187
United States Steel Corp.	1,500	277,170

		2,050,318

Paper & Forest Products – 0.2%
International Paper Co.	5,600	130,480
MeadWestvaco Corp.	2,300	54,832
Weyerhaeuser Co.	2,800	143,192

		328,504

TOTAL MATERIALS		5,695,446

TELECOMMUNICATION SERVICES – 3.3%
Diversified Telecommunication Services – 2.9%
AT&T Inc.	78,178	2,633,817
CenturyTel, Inc.	1,400	49,826
Citizens Communications Co.	4,300	48,762
Embarq Corp.	1,951	92,224
Qwest Communications International, Inc.	20,000	78,600
Verizon Communications, Inc.	37,500	1,327,500
Windstream Corp.	5,896	72,756

		4,303,485

Wireless Telecommunication Services – 0.4%
American Tower Corp. Class A (a)	5,200	219,700
Sprint Nextel Corp.	37,532	356,554

		576,254

TOTAL TELECOMMUNICATION SERVICES		4,879,739

UTILITIES – 3.9%
Electric Utilities – 2.3%
Allegheny Energy, Inc.	2,200	110,242
American Electric Power Co., Inc.	5,300	213,219
Duke Energy Corp.	16,636	289,134
Edison International	4,300	220,934
Entergy Corp.	2,500	301,200
Exelon Corp.	8,600	773,656
FirstEnergy Corp.	4,000	329,320
FPL Group, Inc.	5,400	354,132
Pepco Holdings, Inc.	2,600	66,690
Pinnacle West Capital Corp.	1,300	40,001
PPL Corp.	4,900	256,123
Progress Energy, Inc.	3,400	142,222
The Southern Co.	10,100	352,692

		3,449,565

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.9%	Shares	Value

Gas Utilities – 0.1%
Nicor, Inc.	600	$25,554
Questar Corp.	2,300	163,392

		188,946

Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group, Inc.	2,300	188,830
Dynegy Inc. Class A (a)	6,499	55,566
The AES Corp. (a)	8,800	169,048

		413,444

Multi-Utilities – 1.2%
Ameren Corp.	2,800	118,244
CenterPoint Energy, Inc.	4,300	69,015
CMS Energy Corp.	3,000	44,700
Consolidated Edison, Inc.	3,600	140,724
Dominion Resources Inc.	7,600	360,924
DTE Energy Co.	2,100	89,124
Integrys Energy Group, Inc.	1,012	51,440
NiSource, Inc.	3,600	64,512
PG&E Corp.	4,700	186,543
Public Service Enterprise Group, Inc.	6,700	307,731
Sempra Energy	3,300	186,285
TECO Energy, Inc.	2,800	60,172
Xcel Energy, Inc.	5,700	114,399

		1,793,813

TOTAL UTILITIES		5,845,768

Total Common Stocks (Cost $134,223,801)		$146,932,028

		Fair
Exchange Traded Funds – 0.6%	Shares	Value

Standard & Poor’s Depository Receipts (SPDRs)	7,025	$899,060

Total Exchange Traded Funds (Cost $940,824)		$899,060

	Face	Fair
Short-Term Notes – 0.1%	Amount	Value

American Express Credit Corp. 1.970%, 07/01/2008	$158,000	$158,000

Total Short-Term Notes (Cost $158,000)		$158,000

Total Investments – 99.6% (Cost $135,322,625) (b)		$147,989,088
Other Assets in Excess of Liabilities – 0.4%		569,779

Net Assets – 100.0%		$148,558,867

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $135,164,625)	$147,831,088
Short-term notes	158,000
Cash	926
Receivable for securities sold	7
Receivable for fund shares sold	768,576
Dividends and accrued interest receivable	198,172
Prepaid expenses and other assets	711

Total assets	148,957,480

Liabilities:
Payable for securities purchased	83,527
Payable for fund shares redeemed	236,681
Payable for investment management services	48,734
Payable for compliance services	532
Accrued custody expense	2,734
Accrued professional fees	6,409
Accrued accounting fees	11,594
Accrued printing and filing fees	8,402

Total liabilities	398,613

Net assets	$148,558,867

Net assets consist of:
Par value, $1 per share	$10,997,147
Paid-in capital in excess of par value	148,580,555
Accumulated net realized loss on investments	(25,292,418)
Net unrealized appreciation on investments	12,666,463
Undistributed net investment income	1,607,120

Net assets	$148,558,867

Shares outstanding	10,997,147

Authorized Fund shares allocated to Portfolio	25,000,000

Net asset value per share	$13.51

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$1,792
Dividends	1,672,146

Total investment income	1,673,938

Expenses:
Management fees	304,648
Custodian fees	11,828
Directors’ fees	5,771
Professional fees	8,060
Accounting fees	34,774
Printing and filing fees	8,944
Compliance expense	2,667
Other	1,608

Total expenses	378,300

Net investment income	1,295,638

Realized/unrealized gain (loss) on investments:
Net realized/unrealized gain (loss) on investments	747,366
Change in unrealized appreciation/depreciation on investments	(23,209,109)

Net realized/unrealized gain (loss) on investments	(22,461,743)

Change in net assets from operations	$(21,166,105)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,295,638	$2,760,037
Net realized gain (loss) on investments	747,366	2,911,630
Change in unrealized appreciation/depreciation on investments	(23,209,109)	3,310,664

Change in net assets from operations	(21,166,105)	8,982,331

Distributions to shareholders:
Distributions from net investment income	—	(2,436,493)

Capital transactions:
Received from shares sold	16,192,879	21,330,432
Received from dividends reinvested	—	2,436,493
Paid for shares redeemed	(25,902,132)	(32,990,849)

Change in net assets from capital transactions	(9,709,253)	(9,223,924)

Change in net assets	(30,875,358)	(2,678,086)
Net Assets:
Beginning of period	179,434,225	182,112,311

End of period	$148,558,867	$179,434,225

Undistributed net investment income	$1,607,120	$311,482

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$15.36		$14.82	$12.99	$12.56	$11.51
Operations:
Net investment income	0.12		0.24	0.22	0.19	0.18
Net realized and unrealized gain (loss) on investments and futures contracts	(1.97)		0.51	1.77	0.37	1.00

Total from operations	(1.85)		0.75	1.99	0.56	1.18

Distributions:
Distributions from net investment income	—		(0.21)	(0.16)	(0.13)	(0.13)

Net asset value, end of period	$13.51		$15.36	$14.82	$12.99	$12.56

Total return	(12.04	)%(b)	5.06%	15.30%	4.47%	10.30%
Ratios and supplemental data:
Net assets at end of period (millions)	$148.6		$179.4	$182.1	$190.5	$195.9
Ratios to average net assets:
Expenses	0.47	%(a)	0.45%	0.47%	0.47%	0.50%
Net investment income	1.62	%(a)	1.50%	1.45%	1.39%	1.52%
Portfolio turnover rate	4%		7%	7%	9%	8%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio)

 Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding companies.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-25.88%
Five years	3.28%
Ten years	0.87%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Strategic Value Portfolio (formerly the Blue Chip Portfolio) returned -16.43% versus -21.40% for the current benchmark, the Dow Jones U.S. Select Dividend Index.

The first half of 2008 was rife with uncertainty, predictably resulting in a high level of market volatility. While the economy was weak, there were no real signs of a severe recession. The rate of unemployment moved up during the second quarter, but remained below the 6% level usually associated with negative growth. Personal income grew, albeit at a slow rate. Industrial production trended down, but much of that weakness was due to the auto sector. While sentiment indicators touched multi-year lows and home prices continued to plummet, reports from retailers suggested that consumers were using much of their tax rebates for discretionary purchases. Meanwhile, the ISM Manufacturing Index, while not robust, seemed to have stabilized.

It was much the same story with inflation. Headline measures rose to levels that generated headlines but core rates, which exclude oil and food, remained within reasonable ranges. At its June 25th meeting, the Federal Reserve left interest rates unchanged, apparently now less worried about economic growth and more focused on inflation. While that statement probably signaled the end of easing, we believe the next rate hike is far from imminent, given a slowing economy.

The price of oil fluctuated in often-dramatic fashion, but the trend was clearly upward. On the other hand, there have been signs that energy consumers are cutting back consumption. Given a dynamic set of variables, it is impossible to predict when energy prices will fall to sustainably lower levels. However, part of the answer probably has to do with the U.S. dollar, the currency in which oil is priced. A weak dollar also tends to drive up the price of imports, an important consideration for inflation. While the long period of weakness may be drawing to a close, we think significant near-term dollar strengthening is unlikely.

Volatility such as we have been seeing can be difficult and returns for the Portfolio will vary. But our strategy should help to mute those variations over the long term. We select stocks for the Portfolio based on our view of their ability to provide increasing levels of income. The income component gives investors a head-start. It locks in a portion of total return, making the Portfolio less susceptible to the market vagaries that drive price changes. Particularly in an environment where price appreciation is unremarkable at best, the income component of stocks we aim to own can be a critical component of total return.

Of course, there’s more to our approach that the mere fact of a dividend. We try to own stocks whose dividends we think will increase over time. That is obviously critical for investors who seek an income stream whose purchasing power can keep up with inflation. Unsurprisingly, income historically has been a critical component of total return, accounting for about 42.1% of total return for S&P 500 Index stocks from 1925 through 2007, according to Ned Davis Research.

In addition, in an environment fraught with uncertainty, a company that is able to responsibly increase its dividend payout also demonstrates the strength of its balance sheet and the likely ability to continue to grow profits.

The Portfolio continues to deliver on its objective of providing a substantially higher than market yield, offering a dividend yield of 6.48% compared to 5.31% for the Dow Jones U.S. Select Dividend Index and 2.24% for the S&P 500 Index. The Portfolio also continues to invest in those stocks that provide growth in dividend income over time. To this point, the Portfolio has experienced 19 dividend increases thus far in 2008 and 1 cut. In general, we believe that dividend increases are a positive indicator of management confidence as our companies continue to raise their dividends in the face of market turmoil surrounding credit and housing. It is important to point out however, that our goal is to manage dividend income over the long term, not to just guard against dividend cuts. We are focused on ensuring your overall income stream increases steadily over time to meet your needs and to protect against inflation.

The first half of 2008 continued to be a challenging investment environment characterized by both high volatility and negative performance across much of the broad market. Those areas that out-performed offered little opportunity to dividend investors. Within the S&P 500, the Energy (up 8.9%) and Materials sectors (up 1.3%), both yield starved groups, continued to advance. While the Utilities sector experienced only a modest decline of -2.8% in the broad market, it was a divided group. Low yielding commodity-linked stocks outpaced, by about 6.5%, the high yielding regulated companies that provide a steady income stream.

Sectors we look to when focusing on our clients need for income such as Financials, Telecommunication Services and Consumer Staples continued under pressure. Nevertheless, our strategy out-performed the Dow Jones U.S. Select Dividend Index in each of these groups. Our picks within Telecommunication Services and Consumer Staples out-performed those in the benchmark by 3.7% and 1.4% respectively. Our Portfolio benefited further from important over-weight positions in both groups. Likewise, our

(continued)

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio) (Continued)

financial stocks out-performed those in the benchmark by 3.2%. A 19.5% under-weight position added further to out-performance as it proved to be an appropriate bet. Although we’re sizably under-weight, this sector represents 45% of the dividend yield opportunity in the U.S. equity market and, therefore, continues to be an important resource for client dividend income.(1)

Overall, we believe our performance is consistent with expectations as we continue to deliver an importantly higher than market dividend yield, grow the Portfolio’s dividend income over time, all the while outpacing the dividend income trance of the market.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. The index presented includes the effects of reinvested dividends.

The S&P 500/Citigroup Value Index methodology measures style across seven different growth and value factors, and acknowledges that some companies exhibit neither strong growth nor value attributes, whereas the S&P/Barra methodology assigns stocks to value or growth indices based on price-to-book ratios, and only identifies stocks as pure growth or pure value. The new methodology’s manner of arriving at stock-level style scores is the same as that for the S&P 500/Citigroup benchmark series style methodology, although the index construction is different and there are two style series (Style and Pure Style) to which stocks may be assigned. The index has a relatively low turnover. The index presented herein includes the effects of reinvested dividends.

We are now using the Dow Jones U.S. Select Dividend Index as the Portfolio’s primary benchmark because we believe the Portfolio’s investments more closely resemble the securities represented in that index than those in the S&P 500/Citigroup Value Index.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	98.3
Repurchase Agreements and Other Net Assets	1.7

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Pfizer, Inc.	4.4
2.	ENI SpA	4.2
3.	H.J. Heinz Co.	3.8
4.	Kraft Foods, Inc. Class A	3.7
5.	Bristol-Myers Squibb Co.	3.6
6.	U.S. Bancorp	3.6
7.	Lloyds TSB Group PLC	3.4
8.	Philip Morris International, Inc.	3.3
9.	ING Groep NV	3.1
10.	Bank of America Corp.	3.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Financials	27.8
Consumer Staples	20.6
Telecommunication Services	18.2
Utilities	12.1
Health Care	9.4
Energy	6.8
Consumer Discretionary	1.4
Industrials	1.4
Materials	0.6

98.3

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.3%	Shares	Value

CONSUMER DISCRETIONARY – 1.4%
Media – 1.4%
Regal Entertainment Group	14,980	$228,894

TOTAL CONSUMER DISCRETIONARY		228,894

CONSUMER STAPLES – 20.6%
Food Products – 8.8%
H.J. Heinz Co.	13,485	645,257
Kraft Foods, Inc. Class A	21,905	623,197
The Hershey Company	6,635	217,496

		1,485,950

Household Products – 1.5%
Kimberly-Clark Corp.	4,320	258,250

Tobacco – 10.3%
Altria Group, Inc.	13,735	282,392
Philip Morris International, Inc. (a)	11,450	565,515
Reynolds American, Inc.	10,465	488,401
UST, Inc.	7,385	403,295

		1,739,603

TOTAL CONSUMER STAPLES		3,483,803

ENERGY – 6.8%
Oil, Gas & Consumable Fuels – 6.8%
BP PLC – ADR	6,370	443,161
ENI SpA (b)	18,935	703,443

TOTAL ENERGY		1,146,604

FINANCIALS – 27.8%
Capital Markets – 0.9%
Deutsche Bank AG (b)	1,845	158,050

Commercial Banks – 15.4%
BB&T Corp.	16,250	370,012
Comerica, Inc.	9,190	235,540
Lloyds TSB Group PLC (b)	92,755	569,075
Regions Financial Corp.	10,180	111,064
SunTrust Banks, Inc.	8,150	295,193
Synovus Financial Corp.	7,190	62,769
U.S. Bancorp	22,000	613,580
Wachovia Corp.	22,770	353,618

		2,610,851

Diversified Financial Services – 6.2%
Bank of America Corp.	22,115	527,885
ING Groep NV (b)	16,735	529,123

		1,057,008

Insurance – 2.7%
Arthur J. Gallagher & Co.	8,240	198,584
Mercury General Corp.	5,435	253,923

		452,507

Thrifts & Mortgage Finance – 2.6%
New York Community Bancorp, Inc.	24,190	431,550

TOTAL FINANCIALS		4,709,966

HEALTH CARE – 9.4%
Pharmaceuticals – 9.4%
Bristol-Myers Squibb Co.	30,005	616,002
GlaxoSmithKline PLC (b)	11,100	245,374
Pfizer, Inc.	42,185	736,972

TOTAL HEALTH CARE		1,598,348

INDUSTRIALS – 1.4%
Industrial Conglomerates – 0.4%
General Electric Co.	2,645	70,595

Transportation Infrastructure – 1.0%
Macquarie Infrastructure Co. LLC	6,675	168,811

TOTAL INDUSTRIALS		239,406

MATERIALS – 0.6%
Containers & Packaging – 0.6%
Packaging Corp of America	5,100	109,701

TOTAL MATERIALS		109,701

TELECOMMUNICATION SERVICES – 18.2%
Diversified Telecommunication Services – 15.4%
AT&T, Inc.	5,715	192,538
BT Group PLC (b)	52,050	206,206
Citizens Communications Co.	28,115	318,824
Deutsche Telekom AG (b)	22,645	371,871
France Telecom SA (b)	9,450	277,141
Telstra Corp. Ltd. (b)	74,525	302,824
Verizon Communications, Inc.	13,840	489,936
Windstream Corp.	36,730	453,248

		2,612,588

Wireless Telecommunication Services – 2.8%
Vodafone Group PLC – ADR	16,080	473,717

TOTAL TELECOMMUNICATION SERVICES		3,086,305

UTILITIES – 12.1%
Electric Utilities – 9.3%
Duke Energy Corp.	27,765	482,556
Pinnacle West Capital Corp.	8,365	257,391
Progress Energy, Inc.	12,150	508,234
The Southern Co.	9,365	327,026

		1,575,207

Multi-Utilities – 2.8%
United Utilities PLC – ADR	17,220	470,537

TOTAL UTILITIES		2,045,744

Total Common Stocks (Cost $20,607,796)		$16,648,771

(continued)

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio) (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)
		Face	Fair
Repurchase Agreements – 1.2%		Amount	Value

U.S. Bank 1.250% 07/01/2008		$195,000	$195,000

Repurchase price $195,007
Collateralized by:
Federal Home Loan Mortgage Corp. #E99430 4.500%, 09/01/2018 Fair Value: $73,959 Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $124,936
Total Repurchase Agreements (Cost $195,000)			$195,000

Total Investments – 99.5% (Cost $20,802,796) (c)			$16,843,771
Other Assets in Excess of Liabilities – 0.5%			91,835

Net Assets – 100.0%			$16,935,606

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $3,363,107 or 19.9% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio)

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $20,607,796)	$16,648,771
Repurchase agreements	195,000
Receivable for fund shares sold	31,379
Dividends and accrued interest receivable	128,668
Prepaid expenses and other assets	129

Total assets	17,003,947

Liabilities:
Cash overdraft	14,181
Payable for fund shares redeemed	29,542
Payable for investment management services	11,286
Payable for compliance services	532
Accrued custody expense	866
Accrued professional fees	5,665
Accrued accounting fees	2,246
Accrued printing and filing fees	796
Withholding tax payable	3,227

Total liabilities	68,341

Net assets	$16,935,606

Net assets consist of:
Par value, $1 per share	$1,715,423
Paid-in capital in excess of par value	19,249,468
Accumulated net realized loss on investments	(682,824)
Net unrealized appreciation/depreciation on:
Investments	(3,959,025)
Foreign currency related transactions	180
Undistributed net investment income	612,384

Net assets	$16,935,606

Shares outstanding	1,715,423

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$9.87

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$21,228
Dividends (net of withholding tax of $18,854)	606,063

Total investment income	627,291

Expenses:
Management fees	83,429
Custodian fees	2,815
Directors’ fees	780
Professional fees	6,080
Accounting fees	6,612
Printing and filing fees	842
Compliance expense	2,667
Other	294

Total expenses	103,519

Net investment income	523,772

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(2,848,392)
Foreign currency related transactions	41,370
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(1,538,228)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(4,345,250)

Change in net assets from operations	$(3,821,478)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio)

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$523,772	$396,455
Net realized gain (loss) on investments and foreign currency related transactions	(2,807,022)	3,849,423
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(1,538,228)	(7,144,854)

Change in net assets from operations	(3,821,478)	(2,898,976)

Distributions to shareholders:
Distributions from net investment income	—	(349,213)

Capital transactions:
Received from shares sold	1,771,479	3,722,156
Received from dividends reinvested	—	349,213
Paid for shares redeemed	(9,413,692)	(7,215,135)

Change in net assets from capital transactions	(7,642,213)	(3,143,766)

Change in net assets	(11,463,691)	(6,391,955)
Net Assets:
Beginning of period	28,399,297	34,791,252

End of period	$16,935,606	$28,399,297

Undistributed net investment income	$612,384	$47,242

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$11.81		$13.10	$11.36	$10.95	$10.12
Operations:
Net investment income	0.31		0.17	0.16	0.15	0.15
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(2.25)		(1.31)	1.70	0.37	0.82

Total from operations	(1.94)		(1.14)	1.86	0.52	0.97

Distributions:
Distributions from net investment income	—		(0.15)	(0.12)	(0.11)	(0.14)

Net asset value, end of period	$9.87		$11.81	$13.10	$11.36	$10.95

Total return	(16.43	)%(b)	(8.74)%	16.35%	4.74%	9.61%
Ratios and supplemental data:
Net assets at end of period (millions)	$16.9		$28.4	$34.8	$30.1	$32.2
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.93	%(a)	0.87%	0.88%	0.92%	0.84%
Net investment income	4.71	%(a)	1.18%	1.38%	1.27%	1.45%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.93	%(a)	0.87%	0.88%	0.92%	0.99%
Portfolio turnover rate	117%		63%	65%	55%	52%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moodys, or BBB or lower by Standard & Poor’s or Fitch.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-1.14%
Five years	6.69%
Ten years	4.76%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the High Income Bond Portfolio returned -1.65% versus -1.08% for the current benchmark, the Lehman Brothers 2% Issuer Constrained High Yield Index (“LB2%HYBI”).

The first half of 2008 showed substantial volatility in the high yield market. Early in the period, problems in mortgage related securities continued to deepen negatively impacting a varied array of structured products and causing large write-downs for many financial related institutions. The uncertainties caused by not knowing where the mortgage related difficulties would surface next resulted in a decline in the availability of credit, surging credit spreads and falling housing prices as the “bubble burst”. While the high yield market has little direct mortgage exposure, the market was negatively impacted as the probability of a consumer led recession increased given the reduced availability of credit and the negative wealth effect caused by falling home prices. However, the mid-March Federal Reserve assisted acquisition of Bear Stearns by JPMorgan calmed financial markets including high yield. It removed the fear of a “market meltdown” and triggered a substantial relief rally. Unfortunately, economic uncertainty returned as the quarter came to an end as continued credit related losses at financial institutions, declining equity markets and record high commodity prices, especially for oil, substantially increased economic concerns. The tremendous volatility in the high yield market is illustrated by the inter-period changes in the yield spread between the Credit Suisse High Yield Bond Index and Treasury securities with comparable maturities. Spreads began the period at 589 basis points (“bps”), widened to roughly 850 bps in mid-March as fears of a market meltdown dominated, tightened to roughly 650 bps by mid-June in the ensuing relief rally before widening again to close the period at 711 bps.

Within the high yield market, the higher quality BB-rated sector returned -.12% out-performing the lower quality B-rated and CCC-rated sectors which returned -1.27% and -1.25% respectively. From a major sector standpoint, the metals, environmental, home construction, health care, supermarket, energy, wireless telecommunication and electric utility sectors out-performed the LB2%HYBI. On the negative side, the financial institution, paper, automotive, gaming, transportation and media non-cable industries substantially under-performed the LB2%HYBI.

Several factors negatively impacted performance. The Portfolio’s over-weight relative to the LB2%HYBI in the poor performing gaming and media non-cable sectors negatively impacted performance as did the Portfolio’s under-weight in the strong performing metals, electric utilities, home construction and supermarket sectors. The Portfolio was also negatively impacted by poor security selection in the food and beverage, health care and retail sectors. Specific high yield issuers held by the Portfolio that substantially under-performed the LB2%HYBI included: Pierre Foods, Inc., Herbst Gaming, Inc., R.H. Donnelly Finance Corp., Idearc, Inc. and Claire’s Stores, Inc. The Portfolio’s total return for the period reflects actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LB2%HYBI.(1)

On the plus side, the Portfolio’s under-weight relative to the LB2%HYBI in the poor performing automotive, financial institution and paper sectors positively impacted performance. The Portfolio’s over-weight in the above average performing industrial- other sector also was a positive. The Portfolio was also aided by strong security selection in the chemical, consumer products and paper sectors. Specific high yield issuers held by the Portfolio that substantially out-performed the LB2%HYBI included: ALLTEL Communications Inc., Eurofresh, Inc., AAC Group Holding Corp. (and its subsidiary American Achievement), Accellent, Inc. and Stanadyne Holdings, Inc. Common stock and warrants of General Chemical Industrial Products, Inc. also aided the Portfolio’s performance.(1)

The high yield market ended the second quarter on a weak note. Soaring energy prices, fading consumer confidence, weak equity markets, a deteriorating jobs market and the seemingly unending weakness in the housing market all contributed to the malaise. While yield spreads have moved wider since the mid-June low point pushing spreads to well above average, the high yield market continues to struggle with the uncertainty of the global economic picture. A return to better performance for high yield securities will most likely coincide with more clarity on the economic front. We continue to search the high yield market using our bottom up driven security selection process to identify attractive risk return opportunities.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Lehman Brothers 2% Issuer Constrained High Yield Index is the 2% Issuer Cap component of the U.S. Corporate High Yield Index. The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

		% of Net Assets

1.	HCA, Inc. 9.625%, 11/15/2016	1.3
2.	GMAC LLC 6.875%, 09/15/2011	0.9
3.	Intelsat Jackson Holdings Ltd. 11.250%, 06/15/2016	0.9
4.	Visant Corp. 7.625%, 10/01/2012	0.9
5.	Qwest Corp. 8.875%, 03/15/2012	0.8
6.	B&G Foods Inc. 8.000%, 10/01/2011	0.7
7.	Texas Competitive Electric Holdings Co. LLC 10.250%, 11/01/2015	0.7
8.	Tennessee Gas Pipeline Co. 8.375%, 06/15/2032	0.7
9.	Visant Holding Corp. 8.750%, 12/01/2013	0.7
10.	Crown Americas LLC/Crown Americas Capital Corp. 7.750%, 11/15/2015	0.7

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Corporate Bonds (3) (4)	88.0
Repurchase Agreements and Other Net Assets	12.0

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Consumer Discretionary	24.7
Industrials	12.6
Energy	8.3
Health Care	7.5
Materials	7.4
Consumer Staples	6.5
Information Technology	6.2
Financials	5.4
Telecommunication Services	4.9
Utilities	4.5

88.0

(4)	Bond Credit Quality (Standard & Poor’s Ratings):

% of Total Bonds

BBB	1.1
BB	21.9
B	46.2
CCC	27.6
CC & Below	3.2

100.0

Ohio National Fund, Inc.
High Income Bond Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 88.0%	Amount	Value

CONSUMER DISCRETIONARY – 24.7%
Auto Components – 1.0%
Cooper-Standard Automotive Inc. 8.375%, 12/15/2014	$250,000	$185,000
Hawk Corp. 8.750%, 11/01/2014	100,000	101,875
Stanadyne Corp. 10.000%, 08/15/2014	150,000	146,250
Tenneco, Inc. 8.625%, 11/15/2014	125,000	110,938
United Components, Inc. 9.375%, 06/15/2013	400,000	376,000

		920,063

Automobiles – 1.1%
Ford Motor Co. 7.450%, 07/16/2031	350,000	205,625
General Motors Corp. 7.400%, 09/01/2025	1,150,000	598,000
8.375%, 07/15/2033	275,000	164,312

		967,937

Distributors – 0.4%
Baker & Taylor Inc. 11.500%, 07/01/2013 (b)	400,000	360,000

Diversified Consumer Services – 1.3%
Education Management LLC/Education Management Finance Corp. 10.250%, 06/01/2016	525,000	485,625
KAR Holdings, Inc. 10.000%, 05/01/2015	275,000	232,375
Knowledge Learning Corp. 7.750%, 02/01/2015 (b)	425,000	393,125

		1,111,125

Hotels, Restaurants & Leisure – 5.8%
Dave & Buster’s, Inc. 11.250%, 03/15/2014	225,000	230,625
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.250%, 06/15/2015 (b)	375,000	245,625
Great Canadian Gaming Corp. 7.250%, 02/15/2015 (b)	400,000	390,000
Herbst Gaming, Inc. 7.000%, 11/15/2014 (Acquired 11/05/04 through 01/03/08, Cost $352,676) (a) (d) (e)	375,000	60,000
Indianapolis Downs LLC & Indiana Downs Capital Corp. 11.000%, 11/01/2012 (b)	375,000	343,125
15.500%, 11/01/2013 (b)	80,844	77,206
Jacobs Entertainment, Inc. 9.750%, 06/15/2014	325,000	245,375
Mandalay Resort Group 9.375%, 02/15/2010	190,000	190,950
MGM Mirage Inc. 8.500%, 09/15/2010	75,000	74,438
8.375%, 02/01/2011	100,000	97,000
5.875%, 02/27/2014	525,000	427,875
7.500%, 06/01/2016	325,000	268,937
NPC International, Inc. 9.500%, 05/01/2014	250,000	217,500
Penn National Gaming Inc. 6.750%, 03/01/2015	400,000	390,000
Royal Caribbean Cruises Ltd. 7.000%, 06/15/2013	125,000	111,250
7.250%, 06/15/2016	275,000	242,000
San Pasqual Casino Development Group 8.000%, 09/15/2013 (b)	250,000	228,750
Seminole Hard Rock International Inc./Seminole Hard Rock International LLC 5.276%, 03/15/2014 (b) (c)	250,000	211,250
Shingle Springs Tribal Gaming Authority 9.375%, 06/15/2015 (b)	325,000	265,688
Tunica-Biloxi Gaming Authority 9.000%, 11/15/2015 (b)	200,000	195,000
Universal City Florida Holding Co. I/II 7.623%, 05/01/2010 (c)	225,000	218,250
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 6.625%, 12/01/2014	425,000	391,000

		5,121,844

Household Durables – 1.4%
American Greetings Corp. 7.375%, 06/01/2016	250,000	245,000
Da-Lite Screen Co, Inc. 9.500%, 05/15/2011	150,000	144,750
Jarden Corp. 7.500%, 05/01/2017	425,000	371,875
Norcraft Companies L.P./Norcraft Capital Corp. 0.000% to 09/01/2008 then 9.750%, 09/01/2012	150,000	140,437
Sealy Mattress Co. 8.250%, 06/15/2014	450,000	371,250

		1,273,312

Leisure Equipment & Products – 2.1%
True Temper Sports, Inc. 8.375%, 09/15/2011	275,000	180,125
Visant Holding Corp. 7.625%, 10/01/2012	800,000	790,000
8.750%, 12/01/2013	625,000	615,625
0.000% to 12/01/2008 then 10.250%, 12/01/2013	250,000	243,750

		1,829,500

Media – 9.8%
AAC Group Holding Corp. 0.000% to 10/01/2008 then 10.250%, 10/01/2012	350,000	336,000
14.750%, 10/01/2012	127,623	118,051

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 88.0%	Amount	Value

Media (continued)

Affinity Group Holding Inc. 9.000%, 02/15/2012	$175,000	$154,875
10.875%, 02/15/2012	225,490	199,559
American Achievement Corp. 8.250%, 04/01/2012	275,000	270,875
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.250%, 09/15/2010	575,000	559,187
Cinemark, Inc. 0.000% to 03/15/2009 then 9.750%, 03/15/2014	425,000	405,875
CSC Holdings, Inc. 7.250%, 07/15/2008	150,000	150,375
Dex Media West LLC/Dex Media Finance Co. 9.875%, 08/15/2013	297,000	268,042
Dex Media, Inc. 0.000% to 11/15/2018 then 9.000%, 11/15/2013	275,000	198,000
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 8.375%, 03/15/2013	325,000	336,375
6.375%, 06/15/2015	200,000	188,500
EchoStar DBS Corp. 6.625%, 10/01/2014	400,000	371,000
Idearc, Inc. 8.000%, 11/15/2016	625,000	396,094
Intelsat Jackson Holdings Ltd. 11.250%, 06/15/2016	800,000	814,000
Kabel Deutschland GmbH 10.625%, 07/01/2014	350,000	359,625
Lamar Media Corp. 7.250%, 01/01/2013	50,000	48,313
6.625%, 08/15/2015	550,000	503,250
MediMedia USA Inc. 11.375%, 11/15/2014 (b)	375,000	376,875
Newport Television LLC/NTV Finance Corp. 13.000%, 03/15/2017 (b)	400,000	354,000
Quebecor Media, Inc. 7.750%, 03/15/2016	325,000	303,875
R.H. Donnelley Finance Corp. 6.875%, 01/15/2013	375,000	225,000
8.875%, 01/15/2016	150,000	90,750
8.875%, 10/15/2017 (b)	450,000	270,000
Rainbow National Services LLC 10.375%, 09/01/2014 (b)	114,000	121,695
The Reader’s Digest Association, Inc. 9.000%, 02/15/2017 (b)	600,000	441,000
TruVo Subsidiary Corp. 8.375%, 12/01/2014 (b) (f)	500,000	360,000
Univision Communications Inc. 9.750%, 03/15/2015 (b)	375,000	277,500
Videotron Ltee 6.375%, 12/15/2015	100,000	93,250
9.125%, 04/15/2018 (b)	75,000	78,750

		8,670,691

Specialty Retail – 1.8%
AutoNation, Inc. 4.713%, 04/15/2013 (c)	100,000	85,000
7.000%, 04/15/2014	250,000	223,750
Claire’s Stores Inc. 10.500%, 06/01/2017	125,000	51,562
FTD, Inc. 7.750%, 02/15/2014	375,000	377,813
NBC Acquisition Corp. 11.000%, 03/15/2013	350,000	292,250
Nebraska Book Co., Inc. 8.625%, 03/15/2012	425,000	352,750
Penske Auto Group, Inc. 7.750%, 12/15/2016	275,000	242,000

		1,625,125

TOTAL CONSUMER DISCRETIONARY		21,879,597

CONSUMER STAPLES – 6.5%
Beverages – 0.5%
Constellation Brands, Inc. 8.375%, 12/15/2014	150,000	152,625
7.250%, 09/01/2016	175,000	165,375
7.250%, 05/15/2017	150,000	141,000

		459,000

Food & Staples Retailing – 1.0%
Couche-Tard U.S. L.P./Couche-Tard Finance Corp. 7.500%, 12/15/2013	550,000	545,875
General Nutrition Centers, Inc. 7.199%, 03/15/2014 (c)	425,000	361,250

		907,125

Food Products – 4.4%
ASG Consolidated LLC/ASG Finance Inc. 0.000% to 11/01/2008 then 11.500%, 11/01/2011	600,000	558,000
B&G Foods Inc. 8.000%, 10/01/2011	650,000	641,875
Dean Foods Co. 7.000%, 06/01/2016	550,000	479,875
Eurofresh, Inc. 11.500%, 01/15/2013 (b)	275,000	187,000
Michael Foods, Inc. 8.000%, 11/15/2013	425,000	420,750
Pierre Foods, Inc. 9.875%, 07/15/2012 (Aquired 06/24/04 through 03/08/07, Cost $281,853) (a) (d) (e)	275,000	31,625
Pilgrims Pride Corp. 8.375%, 05/01/2017	475,000	351,500

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 88.0%	Amount	Value

Food Products (continued)

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 9.250%, 04/01/2015	$250,000	$221,250
10.625%, 04/01/2017	300,000	241,500
Reddy Ice Holdings, Inc. 0.000% to 11/01/2008 then 10.500%, 11/01/2012	550,000	466,125
Smithfield Foods, Inc. 7.750%, 05/15/2013	125,000	110,938
7.750%, 07/01/2017	225,000	187,875

		3,898,313

Tobacco – 0.6%
Reynolds American Inc. 7.750%, 06/01/2018	500,000	526,097

TOTAL CONSUMER STAPLES		5,790,535

ENERGY – 8.3%
Energy Equipment & Services – 1.0%
Basic Energy Services, Inc. 7.125%, 04/15/2016	425,000	415,437
CGG-Veritas 7.750%, 05/15/2017	250,000	251,563
Complete Production Services Inc. 8.000%, 12/15/2016	225,000	225,844

		892,844

Oil, Gas & Consumable Fuels – 7.3%
Chesapeake Energy Corp. 7.500%, 09/15/2013	325,000	326,625
6.875%, 01/15/2016	100,000	97,000
6.875%, 11/15/2020	450,000	425,250
Forest Oil Corp. 7.250%, 06/15/2019	275,000	265,375
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%, 11/01/2015 (b)	400,000	386,000
Holly Energy Partners L.P. 6.250%, 03/01/2015	475,000	432,250
Inergy L.P./Inergy Finance Corp. 6.875%, 12/15/2014	575,000	537,625
MarkWest Energy Partners LP 8.750%, 04/15/2018 (b)	125,000	128,437
Pacific Energy Partners L.P./Pacific Energy Finance Corp. 7.125%, 06/15/2014	100,000	100,928
6.250%, 09/15/2015	100,000	99,300
Petroplus Finance Ltd. 6.750%, 05/01/2014 (b)	75,000	68,250
7.000%, 05/01/2017 (b)	225,000	199,687
Pioneer Natural Resources Co. 6.875%, 05/01/2018	300,000	283,080
Plains Exploration & Production Co. 7.750%, 06/15/2015	450,000	455,625
7.000%, 03/15/2017	125,000	120,625
Range Resources Corp. 7.375%, 07/15/2013	125,000	125,313
6.375%, 03/15/2015	100,000	96,000
7.500%, 05/15/2016	150,000	150,188
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375%, 12/15/2013	300,000	308,250
SandRidge Energy, Inc. 8.000%, 06/01/2018 (b)	100,000	101,000
Southern Star Central Corp. 6.750%, 03/01/2016	225,000	214,875
Southwestern Energy Co. 7.500%, 02/01/2018 (b)	150,000	155,086
Tennessee Gas Pipeline Co. 8.375%, 06/15/2032	560,000	628,156
Williams Cos., Inc. 7.625%, 07/15/2019	450,000	474,750
7.875%, 09/01/2021	250,000	266,250

		6,445,925

TOTAL ENERGY		7,338,769

FINANCIALS – 5.4%
Capital Markets – 0.5%
Nuveen Investments, Inc. 10.500%, 11/15/2015 (b)	500,000	463,750

Consumer Finance – 2.8%
Ford Motor Credit Co. LLC 9.875%, 08/10/2011	225,000	189,696
7.250%, 10/25/2011	375,000	290,809
5.460%, 01/13/2012 (c)	550,000	391,225
8.000%, 12/15/2016	450,000	327,493
GMAC LLC 6.875%, 09/15/2011	1,150,000	826,900
7.000%, 02/01/2012	200,000	139,121
8.000%, 11/01/2031	425,000	277,043

		2,442,287

Real Estate Investment Trusts – 1.6%
Host Hotels & Resorts LP 7.125%, 11/01/2013	200,000	187,000
6.875%, 11/01/2014	150,000	138,750
6.375%, 03/15/2015	175,000	155,750
6.750%, 06/01/2016	100,000	89,250
Ventas Realty L.P./Ventas Capital Corp. 6.625%, 10/15/2014	475,000	458,375
7.125%, 06/01/2015	175,000	171,719
6.500%, 06/01/2016	75,000	72,000
6.750%, 04/01/2017	125,000	120,625

		1,393,469

Real Estate Management & Development – 0.5%
HRP Myrtle Beach Operations LLC/HRP Myrtle Beach Capital Corp. 7.383%, 04/01/2012 (b) (c)	275,000	237,875

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 88.0%	Amount	Value

Real Estate Management & Development (continued)

Icahn Enterprises L.P./Icahn Enterprises Finance Corp. 7.125%, 02/15/2013	$250,000	$228,125

		466,000

TOTAL FINANCIALS		4,765,506

HEALTH CARE – 7.5%
Health Care Equipment & Supplies – 1.6%
Accellent, Inc. 10.500%, 12/01/2013	375,000	345,000
Bausch & Lomb, Inc. 9.875%, 11/01/2015 (b)	200,000	201,500
LVB Acquisition Merger Sub Inc. 10.375%, 10/15/2017 (b)	75,000	79,875
11.625%, 10/15/2017 (b)	350,000	372,750
VWR Funding, Inc. 10.250%, 07/15/2015	425,000	394,188

		1,393,313

Health Care Providers & Services – 5.6%
AMR HoldCo, Inc./EmCare HoldCo, Inc. 10.000%, 02/15/2015	250,000	266,250
CRC Health Corp. 10.750%, 02/01/2016	325,000	268,125
HCA, Inc. 9.250%, 11/15/2016	475,000	490,437
9.625%, 11/15/2016	1,125,000	1,161,563
7.500%, 11/06/2033	225,000	174,375
National Mentor Holdings, Inc. 11.250%, 07/01/2014	425,000	438,812
Omnicare, Inc. 6.875%, 12/15/2015	375,000	348,750
United Surgical Partners International Inc. 9.250%, 05/01/2017	425,000	393,125
Universal Hospital Services Inc. 6.303%, 06/01/2015 (c)	150,000	141,000
8.500%, 06/01/2015	75,000	75,375
Vanguard Health Holding Co. I LLC 9.000%, 10/01/2014	375,000	373,125
11.250%, 10/01/2015	75,000	66,375
Viant Holdings Inc. 10.125%, 07/15/2017 (b)	456,000	389,880
Yankee Acquisition Corp. 9.750%, 02/15/2017	500,000	362,500

		4,949,692

Life Sciences Tools & Services – 0.3%
Bio-Rad Laboratories, Inc. 6.125%, 12/15/2014	275,000	261,250

TOTAL HEALTH CARE		6,604,255

INDUSTRIALS – 12.6%
Aerospace & Defense – 2.8%
Alliant Techsystems, Inc. 6.750%, 04/01/2016	350,000	341,250
DRS Technologies, Inc. 6.625%, 02/01/2016	200,000	204,000
Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co. 8.875%, 04/01/2015	150,000	151,500
9.750%, 04/01/2017	200,000	201,000
L-3 Communications Corp. 6.125%, 07/15/2013	100,000	95,000
6.125%, 01/15/2014	500,000	471,250
5.875%, 01/15/2015	100,000	92,750
6.375%, 10/15/2015	225,000	211,500
Sequa Corporation 11.750%, 12/01/2015 (b)	300,000	268,500
13.500%, 12/01/2015 (b)	150,000	138,750
TransDigm, Inc. 7.750%, 07/15/2014	325,000	322,562

		2,498,062

Air Freight & Logistics – 0.4%
CEVA Group plc 10.000%, 09/01/2014 (b)	350,000	361,375

Building Products – 0.5%
Nortek, Inc. 8.500%, 09/01/2014	150,000	96,750
NTK Holdings, Inc. 0.000% to 09/01/2009 then 10.750%, 03/01/2014	75,000	34,500
Panolam Industries International Inc. 10.750%, 10/01/2013	225,000	178,875
Ply Gem Industries Inc. 11.750%, 06/15/2013 (b)	125,000	115,313

		425,438

Commercial Services & Supplies – 3.8%
Allied Waste North America, Inc. 7.125%, 05/15/2016	375,000	375,000
ARAMARK Corp. 6.373%, 02/01/2015 (c)	250,000	235,000
8.500%, 02/01/2015	375,000	369,375
Browning-Ferris Industries Inc. 9.250%, 05/01/2021	150,000	162,750
Global Cash Access LLC/Global Cash Finance Corp. 8.750%, 03/15/2012	281,000	277,487
RSC Equipment Rental, Inc/ RSC Holdings III, LLC 9.500%, 12/01/2014	500,000	420,000
SGS International, Inc. 12.000%, 12/15/2013	525,000	484,313
US Investigations Services, Inc. 10.500%, 11/01/2015 (b)	225,000	208,125
11.750%, 05/01/2016 (b)	225,000	194,625
West Corp. 9.500%, 10/15/2014	175,000	158,375
11.000%, 10/15/2016	600,000	510,000

		3,395,050

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 88.0%	Amount	Value

Electrical Equipment – 1.6%
Baldor Electric Co. 8.625%, 02/15/2017	$350,000	$353,500
Belden, Inc. 7.000%, 03/15/2017	300,000	289,500
General Cable Corp. 5.073%, 04/01/2015 (c)	325,000	290,062
7.125%, 04/01/2017	100,000	95,750
Sensus Metering Systems Inc. 8.625%, 12/15/2013	275,000	262,625
Superior Essex Communications LLC/Essex Group Inc. 9.000%, 04/15/2012	175,000	179,375

		1,470,812

Machinery – 1.6%
ALH Finance LLC/ALH Finance Corp. 8.500%, 01/15/2013	475,000	437,000
Esco Corp. 6.651%, 12/15/2013 (b) (c)	75,000	70,875
8.625%, 12/15/2013 (b)	250,000	253,750
Mueller Water Products, Inc. 7.375%, 06/01/2017	150,000	129,000
SPX Corp. 7.625%, 12/15/2014 (b)	225,000	228,656
Valmont Industries, Inc. 6.875%, 05/01/2014	275,000	274,313

		1,393,594

Marine – 0.4%
Stena AB 7.500%, 11/01/2013	100,000	99,125
7.000%, 12/01/2016	275,000	264,344

		363,469

Road & Rail – 0.9%
Hertz Corp. 8.875%, 01/01/2014	400,000	368,000
10.500%, 01/01/2016	300,000	274,500
Kansas City Southern Railway Co. 8.000%, 06/01/2015	125,000	126,875

		769,375

Trading Companies & Distributors – 0.6%
American Tire Distributors Holdings Inc. 10.750%, 04/01/2013	175,000	161,875
Interline Brands, Inc. 8.125%, 06/15/2014	375,000	363,750

		525,625

TOTAL INDUSTRIALS		11,202,800

INFORMATION TECHNOLOGY – 6.2%
Computers & Peripherals – 0.5%
Seagate Technology HDD Holdings 6.800%, 10/01/2016	350,000	321,125
Smart Modular Technologies, Inc. 8.198%, 04/01/2012 (c)	114,000	114,570

		435,695

IT Services – 3.6%
Ceridian Corp. 11.250%, 11/15/2015 (b)	350,000	318,500
CompuCom Systems, Inc. 12.500%, 10/01/2015 (b)	450,000	416,250
First Data Corp. 9.875%, 09/24/2015 (b)	450,000	392,062
Intergen NV 9.000%, 06/30/2017 (b)	475,000	494,000
iPayment, Inc. 9.750%, 05/15/2014	350,000	297,500
Lender Processing Services, Inc. 8.125%, 07/01/2016 (b)	100,000	100,625
SunGard Data Systems, Inc. 9.125%, 08/15/2013	350,000	355,250
10.250%, 08/15/2015	550,000	555,500
Unisys Corp. 12.500%, 01/15/2016	250,000	251,250

		3,180,937

Office Electronics – 0.1%
Xerox Corp. 7.625%, 06/15/2013	100,000	103,843

Semiconductor & Semiconductor Equipment – 0.5%
Freescale Semiconductor, Inc. 8.875%, 12/15/2014	375,000	306,562
9.125%, 12/15/2014	125,000	97,813

		404,375

Software – 1.5%
Activant Solutions, Inc. 9.500%, 05/01/2016	400,000	318,000
Open Solutions, Inc. 9.750%, 02/01/2015 (b)	375,000	307,500
Serena Software, Inc. 10.375%, 03/15/2016	375,000	350,625
SS&C Technologies, Inc. 11.750%, 12/01/2013	350,000	369,250

		1,345,375

TOTAL INFORMATION TECHNOLOGY		5,470,225

MATERIALS – 7.4%
Chemicals – 3.3%
Airgas, Inc. 7.125%, 10/01/2018 (b)	100,000	101,000
Chemtura Corp. 6.875%, 06/01/2016	350,000	304,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 9.750%, 11/15/2014	375,000	341,250
Invista 9.250%, 05/01/2012 (b)	275,000	282,563
Koppers Inc. 9.875%, 10/15/2013	251,000	264,805
LyondellBasell AF SCA 8.375%, 08/15/2015 (b)	225,000	144,000

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 88.0%	Amount	Value

Chemicals (continued)

Nalco Finance Holdings LLC/Nalco Finance Holdings Inc.
0.000% to 02/01/2009 then 9.000%, 02/01/2014	$66,000	$61,050
Nalco Co. 7.750%, 11/15/2011	125,000	125,625
8.875%, 11/15/2013	425,000	437,750
Terra Capital, Inc. 7.000%, 02/01/2017	525,000	517,125
The Mosaic Co. 7.875%, 12/01/2016 (b)	175,000	187,250
Union Carbide Chemical & Plastics Co. Inc. 7.875%, 04/01/2023	100,000	100,067
Union Carbide Corp. 7.500%, 06/01/2025	50,000	49,035

		2,916,020

Containers & Packaging – 2.4%
Ball Corp. 6.625%, 03/15/2018	250,000	244,375
Berry Plastic Holdings Corp. 8.875%, 09/15/2014	375,000	326,250
Crown Americas LLC/Crown Americas Capital Corp. 7.750%, 11/15/2015	600,000	603,000
Graphic Packaging International Corp. 9.500%, 08/15/2013	550,000	528,000
Owens-Brockway Glass Container Inc. 8.250%, 05/15/2013	325,000	334,750
Rock-Tenn Co. 9.250%, 03/15/2016 (b)	50,000	53,250
Russell-Stanley Holdings, Inc. 9.000%, 11/30/2008 (Acquired 11/20/2001 and 05/30/2005, Cost $4,325) (a) (b) (d) (e) (f)	3,643	423

		2,090,048

Metals & Mining – 1.1%
Aleris International, Inc. 9.000%, 12/15/2014	175,000	140,219
10.000%, 12/15/2016	250,000	184,375
Compass Minerals International, Inc. 12.000%, 06/01/2013	61,000	64,507
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/2017	400,000	422,656
Novelis, Inc. 7.250%, 02/15/2015	209,000	198,550

		1,010,307

Paper & Forest Products – 0.6%
NewPage Corp. 10.000%, 05/01/2012	100,000	101,750
12.000%, 05/01/2013	425,000	431,375

		533,125

TOTAL MATERIALS		6,549,500

TELECOMMUNICATION SERVICES – 4.9%
Diversified Telecommunication Services – 1.7%
Citizens Communications Co. 9.000%, 08/15/2031	100,000	90,500
Fairpoint Communications Inc. 13.125%, 04/01/2018 (b)	375,000	369,375
Qwest Corp. 8.875%, 03/15/2012	650,000	666,250
Valor Telecommunications Enterprises, LLC/Valor Telecommunications Finance Corp. 7.750%, 02/15/2015	100,000	102,426
Windstream Corp. 8.625%, 08/01/2016	300,000	300,750

		1,529,301

Wireless Telecommunication Services – 3.2%
ALLTEL Communications Inc. 10.375%, 12/01/2017 (b)	300,000	348,000
Centennial Communications Corp. 8.448%, 01/01/2013 (c)	275,000	266,750
10.000%, 01/01/2013	125,000	127,500
8.125%, 02/01/2014	100,000	99,500
Digicel Group Ltd. 9.125%, 01/15/2015 (b)	387,000	366,199
Digicel Ltd. 9.250%, 09/01/2012 (b)	200,000	206,750
MetroPCS Wireless, Inc. 9.250%, 11/01/2014	450,000	435,375
Nextel Communications, Inc. 7.375%, 08/01/2015	425,000	352,979
Rogers Wireless Inc. 8.000%, 12/15/2012	100,000	103,750
Sprint Nextel Corp. 6.000%, 12/01/2016	200,000	172,271
US Unwired, Inc. 10.000%, 06/15/2012	300,000	306,756

		2,785,830

TOTAL TELECOMMUNICATION SERVICES		4,315,131

UTILITIES – 4.5%
Electric Utilities – 2.1%
Edison Mission Energy 7.750%, 06/15/2016	425,000	425,000
7.000%, 05/15/2017	425,000	399,500
Sierra Pacific Resources 6.750%, 08/15/2017	425,000	415,061
Texas Competitive Electric Holdings Co. LLC 10.250%, 11/01/2015 (b)	400,000	394,000
10.250%, 11/01/2015 (b)	250,000	246,250

		1,879,811

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 88.0%	Amount	Value

Gas Utilities – 0.6%
AmeriGas Partners L.P. 7.250%, 05/20/2015	$150,000	$141,000
7.125%, 05/20/2016	400,000	373,000

		514,000

Independent Power Producers & Energy Traders – 1.7%
Dynegy Holdings Inc. 7.750%, 06/01/2019	550,000	503,250
Energy Future Holdings Corp. 10.875%, 11/01/2017 (b)	100,000	101,500
NRG Energy, Inc. 7.250%, 02/01/2014	300,000	287,250
7.375%, 02/01/2016	450,000	424,688
7.375%, 01/15/2017	200,000	189,500

		1,506,188

Multi-Utilities – 0.1%
FPL Energy National Wind Portfolio 6.125%, 03/25/2019 (b)	79,737	78,992
Teco Finance, Inc. 6.750%, 05/01/2015	50,000	50,575

		129,567

TOTAL UTILITIES		4,029,566

Total Corporate Bonds (Cost $84,723,524)		$77,945,884

		Fair
Common Stocks – 0.0%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Virgin Media, Inc.	507	$6,900

Total Common Stocks (Cost $3,640)		$6,900

	Underlying	Fair
Warrants – 0.0%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
XM Satellite Radio Holdings Inc. Expiration: March 2010, Exercise Price: $45.24 (a)	50	$25

INDUSTRIALS – 0.0%
Building Products – 0.0%
Neenah Enterprises, Inc. Expiration: September 2013, Exercise Price: $0.05 (Acquired 10/09/2003, Cost $0) (a) (b) (e) (f)	1,989	4,933

Total Warrants (Cost $0)		$4,958

	Face	Fair
Repurchase Agreements – 2.4%	Amount	Value

U.S. Bank 1.250% 07/01/2008	$2,152,000	$2,152,000

Repurchase price $2,152,075
Collateralized by:
Federal Home Loan Mortgage Corp. #E99430 4.500%, 09/01/2018 Fair Value: $816,203
Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $1,378,781
Total Repurchase Agreements (Cost $2,152,000)		$2,152,000

Total Investments – 90.4% (Cost $86,879,164) (g)		$80,109,742
Other Assets in Excess of Liabilities – 9.6%		8,460,574

Net Assets – 100.0%		$88,570,316

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2008, the value of these securities totaled $14,714,070 or 16.6% of the Portfolio’s net assets. Unless otherwise noted by (e) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2008.

(d)	Represents a security that is in default.

(e)	Represents securities deemed to be illiquid. At June 30, 2008, the value of illiquid securities in the Portfolio totaled $96,981 or 0.1% of the Portfolio’s net assets.

(f)	Market quotations for these investments were not readily available at June 30, 2008. As discussed in Note 2 of the Notes to Financial Statements, prices for theses issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. At June 30, 2008, the value of these securities totaled $365,356 or 0.4% of the Portfolio’s net assets.

(g)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $84,727,164)	$77,957,742
Repurchase agreements	2,152,000
Cash	21,929
Receivable for fund shares sold	7,609,819
Dividends and accrued interest receivable	1,607,287
Prepaid expenses and other assets	343

Total assets	89,349,120

Liabilities:
Payable for securities purchased	100,000
Payable for fund shares redeemed	604,964
Payable for investment management services	51,197
Payable for compliance services	532
Accrued custody expense	1,002
Accrued professional fees	6,010
Accrued accounting fees	10,653
Accrued printing and filing fees	4,446

Total liabilities	778,804

Net assets	$88,570,316

Net assets consist of:
Par value, $1 per share	$9,300,175
Paid-in capital in excess of par value	79,311,950
Accumulated net realized loss on investments	(2,720,618)
Net unrealized depreciation on investments	(6,769,422)
Undistributed net investment income	9,448,231

Net assets	$88,570,316

Shares outstanding	9,300,175

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$9.52

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$3,737,734
Dividends	41

Total investment income	3,737,775

Expenses:
Management fees	316,690
Custodian fees	3,350
Directors’ fees	3,036
Professional fees	6,956
Accounting fees	32,087
Printing and filing fees	4,763
Compliance expense	2,667
Other	775

Total expenses	370,324

Net investment income	3,367,451

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(243,737)
Change in unrealized appreciation/depreciation on investments	(4,491,394)

Net realized/unrealized gain (loss) on investments	(4,735,131)

Change in net assets from operations	$(1,367,680)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,367,451	$6,120,633
Net realized gain (loss) on investments and foreign currency related transactions	(243,737)	663,311
Change in unrealized appreciation/depreciation on investments	(4,491,394)	(4,275,593)

Change in net assets from operations	(1,367,680)	2,508,351

Capital transactions:
Received from shares sold	22,536,282	39,080,391
Paid for shares redeemed	(21,561,787)	(26,929,894)

Change in net assets from capital transactions	974,495	12,150,497

Change in net assets	(393,185)	14,658,848
Net Assets:
Beginning of period	88,963,501	74,304,653

End of period	$88,570,316	$88,963,501

Undistributed net investment income	$9,448,231	$6,080,780

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$9.68		$9.35	$8.49	$8.65	$7.84
Operations:
Net investment income	0.35		0.59	0.47	0.60 (a)	0.52
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.51)		(0.26)	0.39	(0.34)	0.32

Total from operations	(0.16)		0.33	0.86	0.26	0.84

Distributions:
Distributions from net investment income	—		—	—	(0.42)	(0.03)

Net asset value, end of period	$9.52		$9.68	$9.35	$8.49	$8.65

Total return	(1.65	)%(c)	3.53%	10.13%	2.99%	10.67%
Ratios and supplemental data:
Net assets at end of period (millions)	$88.6		$89.0	$74.3	$54.0	$42.0
Ratios to average net assets:
Expenses	0.87	%(b)	0.87%	0.91%	0.97%	0.93%
Net investment income	7.93	%(b)	7.05%	7.12%	6.89%	7.20%
Portfolio turnover rate	11%		32%	32%	36%	40%

(a)	Calculated using the average daily shares method.

(b)	Annualized.

(c)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Objective/Strategy

The Capital Growth Portfolio seeks capital appreciation by investing in and actively managing equity securities of small-cap growth companies.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-9.76%
Five years	12.66%
Ten years	9.84%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Capital Growth Portfolio returned -5.81% versus -8.93% for the current benchmark, the Russell 2000 Growth Index.

Although we are never happy to report negative performance, the Portfolio considerably out-performed its Russell 2000 Growth Index benchmark in the turbulent first half of 2008. Relative to the benchmark, most of our sectors out-performed, with Information Technology and Industrials leading the way due to strong stock selection. Our Energy sector stocks lagged the exceptionally strong benchmark performance on a relative basis but the absolute performance was nevertheless strong.

Reflecting the strength in Energy, our strongest stocks for the first half of 2008 were Bucyrus International, Inc., James River Coal Co., Lufkin Industries, Inc., Cash America International, Inc. and Genesco, Inc. Bucyrus International, Inc. produces surface-mining equipment and the stock continues to experience robust demand from its mining customers due to strong prices for coal, iron ore, copper and oil. Additionally, Bucyrus International, Inc. has a large order backlog that provides visibility into continued earnings growth. There is also potential upside due to an emerging drag-line replacement cycle. We purchased James River Coal Co., a coal producer, in the second quarter in part due to continued expectations for robust coal demand. Additionally, the company correctly anticipated rising coal prices and did not enter into fixed-rate contracts, meaning its revenues are leveraged to the price of coal. Lufkin Industries, Inc. manufactures and sells oil-field pumping units, power-transmission products and highway trailers. The company continues to benefit from the rising price of oil, which we believe should help maintain strong demand especially in international markets. Cash America International, Inc., a payday-loan provider and pawn-shop operator, announced better-than-expected fourth-quarter revenues from its pawn segment and strong growth and margins in its internet payday-loan business. We continue to believe that the company is operating in an ideal economic environment for its pawn-shop segment. We trimmed the position during the second quarter due to concerns that increased unemployment and regulatory changes could place a cap on the interest rate companies charge would affect the payday-loan segment. We repurchased Genesco, Inc. toward the end of the first quarter when its stock reached a valuation attractive to us after its deal to be sold to Finish Line fell through. (We cut our position in Genesco, Inc. last year after the deal was announced at substantially higher prices). The company exceeded first-quarter earnings and revenue expectations and raised full-year guidance due in part to better-than-expected same-store sales. We believe Genesco, Inc. is well-positioned with its diversified portfolio of stores and, with its settlement proceeds (more than $100 million net), should perform well in the back half of 2008.(1)

Laggards during the fist half of the year included FCStone Group, Inc., Centene Corp., Eclipsys Corp., Universal Electronics, Inc. and OYO Geospace Corp. FCStone Group, Inc., a provider of risk-management consultant services to both users and producers of agricultural commodities, traded down on concerns that its customers may be struggling to meet margin calls in the face of surging grain prices. Centene Corp., a managed-care provider serving Medicaid health-plan programs in several states, reported lower-than-expected fourth-quarter earnings. Contract changes with Georgia that mean higher rates for Centene Corp. were excluded in the fourth-quarter results but will be included in first-quarter results. We remain optimistic about the company as its valuation relative to its growth prospects appears to us to be very attractive. We also believe this company would be viewed as an attractive acquisition candidate if the industry consolidates. Eclipsys Corp. provides IT services for the health care industry. We have invested in and followed Eclipsys Corp.’s progress and transition for a long time. The stock traded down during the first half of 2008 due to concerns that hospital capital-expenditure budgets could be cut, thereby impacting sales forecasts. The stock is trading at a discount to its peer group and also has a high insider ownership. With recent changes to its sales force and subscription business, as well as an expanding international presence, we believe it will see significant positive growth. Universal Electronics, Inc. produces pre-programmed universal remote controls and other audio-video accessories. The stock dropped during the period on concerns of a consumer slowdown. We continue to hold the stock as we are optimistic about the company’s strong fundamentals, new products and international expansion. OYO Geospace Corp. had been a big winner; however, it sold off dramatically during the first quarter due to delays in receiving anticipated contracts. The stock started to recover during the second quarter and we believe the rebound will continue due to the launch of the company’s new wireless data-acquisition system.(1)

Economic conditions have become increasingly challenging, especially for companies in the Financials and Consumer Discretionary sectors, with many investors expecting a disappointing earnings season. As most markets experienced a sharp decline in June, much of this pessimism may already be built into the market. The Federal Reserve’s recent decision to postpone a rate adjustment (and intimating that the next adjustment could be an increase) implies that the Federal Reserve no longer

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

sees deteriorating economic drivers as the biggest detractor for economic health. Instead, it has turned its focus to inflation. We could see optimism return to the markets when oil prices stabilize, which should help stabilize the overall economy.

Within the Materials space, the outlook for fertilizer stocks (e.g., Terra Industries, Inc.) has improved. The devastating floods in the Midwest will undoubtedly have a substantial impact on this year’s corn harvest and lead to further declines in record-low U.S. grain inventories. In response, crop prices have continued to surge higher and the tight supply/demand fundamentals underpinning the agricultural cycle appear to us likely to remain in place at least through 2009.(1)

In 2008, our investments in Financials have been fairly defensive because we have been concerned with credit quality in loan and securities portfolios. Consensus estimates for many financial stocks have been overly optimistic, so our focus has been on names whose balance sheets we trust. One example of this approach is SVB Financial Group, which has limited exposure to residential real estate.(1)

In recent months, energy prices have continued their upward spiral at an accelerating pace. Despite further signs of a slowing U.S. economy, energy prices remain supported by continued challenges on the supply side. Global crude-oil supplies appear to have tightened further as production from Russia and Mexico has actually declined in 2008. Similarly, coal prices have surged as production shortfalls have plagued major producing regions, such as Australia and South Africa. The near-term earnings momentum for the sector should be favorable but we believe significant longer-term risks merit attention. Simply put, the cure for high prices is high prices. We are clearly seeing the evidence of demand destruction as $4-per-gallon gasoline may have been a tipping point for U.S. consumers.

Within the Information Technology sector, we remain cautious due to the deteriorating macroeconomic backdrop. Recent surveys of commercial IT spending managers show that technology budgets are relatively stable but there is an increased hesitancy in purchasing. We favor segments like storage hardware because companies have difficulty cutting back on spending there with data volumes growing exponentially. We also favor companies that provide technologies or services that lower costs, such as Ansys, Inc. Consumer-exposed technology companies are seeing the effects of ever-increasing oil prices, the housing crisis and the credit crunch in the form of lower consumer discretionary spending. We have under-weighted our exposure to semiconductor and semiconductor capital-equipment segments, which often are vulnerable to this type of weakness by lower sales of desktop PCs, for example. However, we are cautiously optimistic that attractive investment opportunities in these more cyclical segments will present themselves in the second half of the year with now-lower valuations.(1)

Continued increases in gas prices, falling home prices and modest wage growth have resulted in consumer confidence hitting lows last seen following the Sept. 11, 2001, terrorist attacks. We expect pressures on the consumer to persist and so we remain under-weight the group with a bias for businesses that are likely to post solid growth even in an environment of lower consumer confidence and discretionary spending. We continue to like education, which has non-cyclical elements, and gaming-equipment companies, which we believe will benefit from a product upgrade cycle.(1)

The health care industry is entering a period of unprecedented turmoil. At this point, health care expenditures total $2.3 billion and consume 15 percent of domestic GDP. The Centers for Medicare and Medicaid are trying to implement reimbursement cuts wherever they can. The issue is the magnitude of those cuts and what sectors or companies they will affect. In addition to the challenge of rising costs, the Food and Drug Administration is also torn between two competing agendas: approve new drugs while, at the same time, ensuring they are safe in the years following approval. Further, the agency is facing a leadership change if the Democrats win the elections. Against this backdrop, we have positioned our Portfolio to include the stocks of companies whose primary focus is reducing healthcare expenditures or that provide life-saving and cost-effective therapies. Examples of such stocks include Healthways, Inc. a disease-management provider, and Thoratec Corp., which has developed a device designed to restore normal cardiac output in patients with severe congestive heart failure.(1)

Clearly the list of economic concerns is large. The list starts with real estate, high energy costs, massive write-downs at financial institutions, poor consumer confidence, a pending credit crisis and, most recently, fears that overseas markets are following our domestic economy down. We also have the concern that probable tax increases, initiated by a Democratic congress, will further pressure market returns. We acknowledge these concerns but also are well aware the stock market frequently has reacted in the opposite direction one might believe. Investor sentiment is at extremely low levels and it would not surprise us if the market rallies in the back half of this year as it discounts an economic recovery in 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets
Common Stocks (3)	97.9
Repurchase Agreements
Less Net Liabilities	2.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

		% of Net Assets

1.	Lufkin Industries, Inc.	3.8
2.	OYO Geospace Corp.	3.8
3.	James River Coal Co.	3.1
4.	Ameron International Corp.	2.9
5.	Eclipsys Corp.	2.9
6.	Coherent, Inc.	2.8
7.	Ansys, Inc.	2.6
8.	ICON plc – ADR	2.4
9.	Genesco, Inc.	2.4
10.	American Medical Systems Holdings, Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.9
Health Care	19.6
Industrials	18.2
Energy	12.7
Consumer Discretionary	12.7
Financials	6.3
Materials	4.7
Consumer Staples	0.8

97.9

Ohio National Fund, Inc.
Capital Growth Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

CONSUMER DISCRETIONARY – 12.7%
Diversified Consumer Services – 1.3%
American Public Education, Inc. (a)	10,500	$409,920
K12, Inc. (a)	4,055	86,899

		496,819

Hotels, Restaurants & Leisure – 4.5%
BJ’s Restaurants, Inc. (a)	24,295	236,390
Carrols Restaurant Group, Inc. (a)	33,835	175,604
Red Robin Gourmet Burgers, Inc. (a)	10,610	294,321
The Cheesecake Factory, Inc. (a)	30,880	491,301
WMS Industries, Inc. (a)	16,200	482,274

		1,679,890

Household Durables – 1.8%
Universal Electronics, Inc. (a)	31,695	662,425

Internet & Catalog Retail – 0.2%
U.S. Auto Parts Network, Inc. (a)	16,475	59,640

Media – 1.0%
Entravision Communications Corp. Class A (a)	64,995	261,280
Lions Gate Entertainment Corp. (a)	9,990	103,496

		364,776

Specialty Retail – 2.4%
Genesco, Inc. (a)	28,775	888,284

Textiles, Apparel & Luxury Goods – 1.5%
Volcom, Inc. (a)	23,660	566,184

TOTAL CONSUMER DISCRETIONARY		4,718,018

CONSUMER STAPLES – 0.8%
Personal Products – 0.8%
Physicians Formula Holdings, Inc. (a)	33,235	310,747

TOTAL CONSUMER STAPLES		310,747

ENERGY – 12.7%
Energy Equipment & Services – 8.6%
Core Laboratories N.V. (a)	2,390	340,216
Lufkin Industries, Inc.	17,110	1,424,921
OYO Geospace Corp. (a)	24,120	1,421,633

		3,186,770

Oil, Gas & Consumable Fuels – 4.1%
James River Coal Co. (a)	19,825	1,163,529
Petroleum Development Corp. (a)	5,595	372,012

		1,535,541

TOTAL ENERGY		4,722,311

FINANCIALS – 6.3%
Capital Markets – 2.4%
FCStone Group, Inc. (a)	14,827	414,118
Greenhill & Co, Inc.	2,305	124,147
Investment Technology Group, Inc. (a)	10,225	342,129

		880,394

Commercial Banks – 1.2%
SVB Financial Group (a)	8,980	432,028

Consumer Finance – 0.9%
Cash America International, Inc.	11,485	356,035

Diversified Financial Services – 0.4%
Interactive Brokers Group, Inc. (a)	5,200	167,076

Insurance – 1.0%
American Safety Insurance Holdings Ltd. (a)	10,100	145,238
First Mercury Financial Corp. (a)	13,920	245,549

		390,787

Real Estate Investment Trust – 0.4%
MFA Mortgage Investments, Inc.	21,075	137,409

TOTAL FINANCIALS		2,363,729

HEALTH CARE – 19.6%
Biotechnology – 2.0%
Cubist Pharmaceuticals, Inc. (a)	15,285	272,990
Myriad Genetics, Inc. (a)	10,555	480,464

		753,454

Health Care Equipment & Supplies – 7.5%
American Medical Systems Holdings, Inc. (a)	55,365	827,707
Cutera, Inc. (a)	19,770	178,523
Hansen Medical, Inc. (a)	9,575	160,094
Mentor Corp.	13,410	373,066
SurModics, Inc. (a)	12,205	547,272
Thoratec Corp. (a)	39,995	695,513

		2,782,175

Health Care Providers & Services – 4.4%
Animal Health International, Inc. (a)	38,175	237,830
Centene Corp. (a)	43,845	736,158
Healthways, Inc. (a)	16,095	476,412
MWI Veterinary Supply, Inc. (a)	5,735	189,886

		1,640,286

Health Care Technology – 3.3%
Eclipsys Corp. (a)	58,710	1,077,916
Vital Images, Inc. (a)	12,255	152,452

		1,230,368

Life Sciences Tools & Services – 2.4%
ICON plc – ADR (a)	12,055	910,393

TOTAL HEALTH CARE		7,316,676

INDUSTRIALS – 18.2%
Building Products – 2.9%
Ameron International Corp.	9,010	1,081,020

Commercial Services & Supplies – 5.7%
Corrections Corp. of America (a)	17,144	470,946
Metalico, Inc. (a)	12,630	221,277
School Specialty, Inc. (a)	12,445	369,990
The GEO Group, Inc. (a)	28,040	630,900
Waste Connections, Inc. (a)	13,458	429,714

		2,122,827

Construction & Engineering – 1.6%
Northwest Pipe Co. (a)	10,705	597,339

Electrical Equipment – 2.9%
General Cable Corp. (a)	10,920	664,482

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

Electrical Equipment (continued)

Polypore International, Inc. (a)	15,965	$404,393

		1,068,875

Machinery – 4.6%
Bucyrus International, Inc. Class A	11,084	809,354
CIRCOR International, Inc.	9,190	450,218
RBC Bearings, Inc. (a)	13,525	450,653

		1,710,225

Marine – 0.5%
Ultrapetrol Bahamas Ltd. (a)	16,375	206,489

TOTAL INDUSTRIALS		6,786,775

INFORMATION TECHNOLOGY – 22.9%
Communications Equipment – 1.7%
EMS Technologies, Inc. (a)	29,325	640,458

Computers & Peripherals – 3.0%
Compellent Technologies, Inc. (a)	59,360	673,143
Netezza Corp. (a)	37,975	435,953

		1,109,096

Electronic Equipment & Instruments – 4.4%
Coherent, Inc. (a)	34,280	1,025,143
Dolby Laboratories, Inc. Class A (a)	15,080	607,724

		1,632,867

Internet Software & Services – 2.3%
Greenfield Online, Inc. (a)	14,460	215,743
Internet Capital Group, Inc. (a)	24,230	187,298
Switch & Data Facilities Co., Inc. (a)	26,900	457,031

		860,072

IT Services – 0.9%
Global Cash Access Holdings, Inc. (a)	49,985	342,897

Semiconductor & Semiconductor Equipment – 1.8%
Advanced Energy Industries, Inc. (a)	21,005	287,769
Eagle Test Systems, Inc. (a)	32,950	369,040

		656,809

Software – 8.8%
Ansys, Inc. (a)	20,850	982,452
FactSet Research Systems, Inc.	7,412	417,740
Giant Interactive Group, Inc. – ADR (a)	19,520	236,582
Macrovision Solutions Corp. (a)	19,290	288,579
Quality Systems, Inc.	19,890	582,379
The9 Ltd. – ADR (a)	8,085	182,559
TIBCO Software, Inc. (a)	76,970	588,821

		3,279,112

TOTAL INFORMATION TECHNOLOGY		8,521,311

MATERIALS – 4.7%
Chemicals – 2.5%
Quaker Chemical Corp.	11,835	315,521
Terra Industries, Inc. (a)	12,340	608,979

		924,500

Construction Materials – 2.2%
Texas Industries, Inc.	14,625	820,901

TOTAL MATERIALS		1,745,401

Total Common Stocks (Cost $34,164,655)		$36,484,968

	Underlying	Fair
Warrants – 0.0%	Shares	Value

INFORMATION TECHNOLOGY – 0.0%
Lantronix, Inc. (a) Expiration: February, 2011 Exercise Price: $1.00	305	$—

Total Warrants (Cost $0)		$—

	Face	Fair
Repurchase Agreements – 2.7%	Amount	Value

U.S. Bank 1.250% 07/01/2008	$997,000	$997,000

Repurchase price $997,035
Collateralized by:
Federal Home Loan Mortgage Corp. #E99430 4.500%, 09/01/2018 Fair Value: $378,139
Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $638,775
Total Repurchase Agreements
(Cost $997,000)		$997,000

Total Investments – 100.6%
(Cost $35,161,655) (b)		$37,481,968
Liabilities in Excess of Other Assets – (0.6)%		(216,654)

Net Assets – 100.0%		$37,265,314

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $34,164,655)	$36,484,968
Repurchase agreements	997,000
Cash	194
Receivable for fund shares sold	224,188
Dividends and accrued interest receivable	6,558
Prepaid expenses and other assets	139

Total assets	37,713,047

Liabilities:
Payable for securities purchased	206,260
Payable for fund shares redeemed	201,301
Payable for investment management services	28,587
Payable for compliance services	532
Accrued custody expense	618
Accrued professional fees	5,733
Accrued accounting fees	2,677
Accrued printing and filing fees	2,025

Total liabilities	447,733

Net assets	$37,265,314

Net assets consist of:
Par value, $1 per share	$1,678,240
Paid-in capital in excess of par value	43,458,696
Accumulated net realized loss on investments	(10,067,531)
Net unrealized appreciation on investments	2,320,313
Accumulated net investment loss	(124,404)

Net assets	$37,265,314

Shares outstanding	1,678,240

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$22.20

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$13,565
Dividends	43,828

Total investment income	57,393

Expenses:
Management fees	158,743
Custodian fees	2,204
Directors’ fees	1,253
Professional fees	6,233
Accounting fees	8,185
Printing and filing fees	2,199
Compliance expense	2,667
Other	313

Total expenses	181,797

Net investment loss	(124,404)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	1,685,106
Change in unrealized appreciation/depreciation on investments	(3,855,998)

Net realized/unrealized gain (loss) on investments	(2,170,892)

Change in net assets from operations	$(2,295,296)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(124,404)	$(252,285)
Net realized gain (loss) on investments	1,685,106	5,130,505
Change in unrealized appreciation/depreciation on investments	(3,855,998)	(1,203,316)

Change in net assets from operations	(2,295,296)	3,674,904

Capital transactions:
Received from shares sold	7,897,884	10,064,694
Paid for shares redeemed	(6,545,216)	(8,478,996)

Change in net assets from capital transactions	1,352,668	1,585,698

Change in net assets	(942,628)	5,260,602
Net Assets:
Beginning of period	38,207,942	32,947,340

End of period	$37,265,314	$38,207,942

Accumulated net investment loss	$(124,404)	$—

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of	$23.57		$21.19	$17.64	$17.19	$14.36
Operations:
Net investment loss	(0.07)		(0.16)	(0.16)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	(1.30)		2.54	3.71	0.59	2.95

Total from operations	(1.37)		2.38	3.55	0.45	2.83

Net asset value, end of period	$22.20		$23.57	$21.19	$17.64	$17.19

Total return	(5.81	)%(b)	11.23%	20.12%	2.62%	19.71%
Ratios and supplemental data:
Net assets at end of period (millions)	$37.3		$38.2	$32.9	$28.2	$30.0
Ratios to average net assets:
Expenses	1.03	%(a)	1.02%	1.03%	1.03%	1.03%
Net investment loss	(0.71	)%(a)	(0.70)%	(0.81)%	(0.78)%	(0.74)%
Portfolio turnover rate	27%		63%	69%	52%	64%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Objective/Strategy

The Nasdaq-100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike other portfolios, the Nasdaq-100 Index Portfolio is a non-diversified portfolio for purposes of Section 5(b)(1) of the 1940 Act.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-5.03%
Five years	8.63%
Since inception (5/1/00)	-8.79%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Nasdaq-100 Index Portfolio returned -11.94% versus -11.68% for the current benchmark, the Nasdaq-100 Index.

The correlation to the index was 99.8%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the benchmark index. The Portfolio also invests in PowerShares QQQ, which replicates the investment returns of the Nasdaq-100 Index. At June 30, 3.3% of the Portfolio was invested in PowerShares QQQ.

The top five stock holdings were Apple, Inc., Microsoft Corp., QUALCOMM, Inc., Google, Inc., and Research in Motion Ltd. The largest contributors to the index return for the six months ended June 30, 2008 were QUALCOMM, Inc., Celgene Corp., Gilead Sciences, Inc., Symantec Corp., and Marvell Technology Group LTD. The largest detractors for the index in six months ended June 30 were Apple, Inc., Microsoft Corp., Google, Inc., Garmin LTD., and Intel Corp.(1)

The credit crisis caused by the sub-prime mortgage meltdown will continue to weigh on banks and financial institution stocks for the remainder of the year and into 2009. Soaring energy prices and a weak housing market are another concern for the remainder of 2008. The Federal Reserve has taken creative actions to ease the credit condition and provide liquidity by opening the discount window directly to securities dealers. Higher food and energy price are putting upward pressure on inflationary levels, making it unlikely for the Federal Reserve to ease monetary policy. Stocks in the second part of the year will see high volatility and low growth.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100 Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of the NASDAQ stock market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	98.2
Exchange Traded Funds	3.3
Short-Term Notes Less Net Liabilities	(1.5)

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Apple Inc.	12.9
2.	Microsoft Corp.	5.5
3.	QUALCOMM, Inc.	5.4
4.	Google, Inc. Class A	4.8
5.	Research In Motion Ltd.	4.1
6.	PowerShares QQQ	3.3
7.	Cisco Systems, Inc.	3.1
8.	Gilead Sciences, Inc.	3.0
9.	Oracle Corp.	2.8
10.	Intel Corp.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	63.1
Health Care	14.2
Consumer Discretionary	12.2
Industrials	4.8
Telecommunication Services	1.6
Consumer Staples	1.4
Materials	0.9

98.2

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.2%	Shares	Value

CONSUMER DISCRETIONARY – 12.2%
Diversified Consumer Services – 0.5%
Apollo Group, Inc. Class A (a)	4,625	$204,702

Hotels, Restaurants & Leisure – 1.6%
Starbucks Corp. (a)	27,600	434,424
Wynn Resorts Ltd.	3,325	270,489

		704,913

Household Durables – 0.5%
Garmin Ltd.	5,450	233,478

Internet & Catalog Retail – 2.5%
Amazon.com, Inc. (a)	7,550	553,642
Expedia, Inc. (a)	7,675	141,066
IAC/InterActiveCorp (a)	7,877	151,869
Liberty Media Corp. — Interactive (a)	14,825	218,817

		1,065,394

Media – 5.0%
Comcast Corp. Class A	38,872	737,402
Discovery Holding Co. Class A (a)	6,475	142,191
DISH Network Corp. (a)	5,935	173,777
Focus Media Holding Ltd. – ADR (a)	3,000	83,160
Lamar Advertising Co. Class A (a)	2,000	72,060
Liberty Global, Inc. Class A (a)	4,400	138,292
Sirius Satellite Radio, Inc. (a)	44,250	84,960
The DIRECTV Group Inc. (a)	22,750	589,453
Virgin Media, Inc.	9,750	132,697

		2,153,992

Multiline Retail – 0.6%
Sears Holdings Corp. (a)	3,775	278,066

Specialty Retail – 1.5%
Bed Bath & Beyond, Inc. (a)	9,525	267,653
PetSmart Inc.	3,450	68,827
Staples, Inc.	12,850	305,187

		641,667

TOTAL CONSUMER DISCRETIONARY		5,282,212

CONSUMER STAPLES – 1.4%
Beverages – 0.2%
Hansen Natural Corp. (a)	2,525	72,770

Food & Staples Retailing – 1.2%
Costco Wholesale Corp.	6,210	435,569
Whole Foods Market, Inc.	3,750	88,838

		524,407

TOTAL CONSUMER STAPLES		597,177

HEALTH CARE – 14.2%
Biotechnology – 9.7%
Amgen, Inc. (a)	13,822	651,846
Amylin Pharmaceuticals, Inc. (a)	3,600	91,404
Biogen Idec, Inc. (a)	8,600	480,654
Celgene Corp. (a)	11,775	752,069
Cephalon, Inc. (a)	1,800	120,042
Genzyme Corp. (a)	9,125	657,182
Gilead Sciences, Inc. (a)	24,750	1,310,513
Vertex Pharmaceuticals, Inc. (a)	4,000	133,880

		4,197,590

Health Care Equipment & Supplies – 1.3%
DENTSPLY International, Inc.	3,900	143,520
Hologic, Inc. (a)	7,325	159,685
Intuitive Surgical, Inc. (a)	1,050	282,870

		586,075

Health Care Providers & Services – 1.4%
Express Scripts, Inc. (a)	6,100	382,592
Henry Schein, Inc. (a)	2,450	126,346
Patterson Cos., Inc. (a)	3,380	99,338

		608,276

Pharmaceuticals – 1.8%
Teva Pharmaceutical Industries, Ltd. – ADR	17,185	787,073

TOTAL HEALTH CARE		6,179,014

INDUSTRIALS – 4.8%
Air Freight & Logistics – 1.1%
C.H. Robinson Worldwide, Inc.	4,600	252,264
Expeditors International of Washington, Inc.	5,700	245,100

		497,364

Airlines – 0.2%
Ryanair Holdings plc – ADR (a)	3,175	91,027
UAL Corp.	3,225	16,835

		107,862

Commercial Services & Supplies – 0.8%
Cintas Corp.	5,025	133,213
Monster Worldwide, Inc. (a)	3,450	71,104
Stericycle, Inc. (a)	2,475	127,958

		332,275

Construction & Engineering – 0.7%
Foster Wheeler Ltd. (a)	4,100	299,915

Machinery – 1.6%
Joy Global, Inc.	2,900	219,907
PACCAR, Inc.	11,164	466,990

		686,897

Trading Companies & Distributors – 0.4%
Fastenal Co.	3,875	167,245

TOTAL INDUSTRIALS		2,091,558

INFORMATION TECHNOLOGY – 63.1%
Communications Equipment – 13.2%
Cisco Systems, Inc. (a)	57,525	1,338,032
Juniper Networks, Inc. (a)	9,400	208,492
QUALCOMM, Inc.	53,220	2,361,371
Research In Motion Ltd. (a)	15,375	1,797,337

		5,705,232

Computers & Peripherals – 15.2%
Apple Inc. (a)	33,520	5,612,589
Dell, Inc. (a)	20,275	443,617
Logitech International SA (a)	4,775	127,970
NetApp, Inc. (a)	9,785	211,943
SanDisk Corp. (a)	5,625	105,188

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.2%	Shares	Value

Computers & Peripherals (continued)

Sun Microsystems, Inc. (a)	9,280	$100,966

		6,602,273

Electronic Equipment & Instruments – 0.5%
Flextronics International Ltd. (a)	24,725	232,415

Internet Software & Services – 8.7%
Akamai Technologies, Inc. (a)	4,400	153,076
Baidu.com – ADR (a)	725	226,896
eBay, Inc. (a)	26,760	731,351
Google, Inc. Class A (a)	3,950	2,079,359
VeriSign, Inc. (a)	5,005	189,189
Yahoo!, Inc. (a)	18,035	372,603

		3,752,474

IT Services – 2.1%
Cognizant Technology Solutions Corp. Class A (a)	7,675	249,514
Fiserv, Inc. (a)	5,587	253,482
Infosys Technologies Ltd. – ADR	3,075	133,640
Paychex, Inc.	9,320	291,530

		928,166

Semiconductor & Semiconductor Equipment – 8.4%
Altera Corp.	11,500	238,050
Applied Materials, Inc.	19,100	364,619
Broadcom Corp. Class A (a)	11,100	302,919
Intel Corp.	54,670	1,174,312
KLA-Tencor Corp.	5,625	228,994
Lam Research Corp. (a)	3,525	127,429
Linear Technology Corp.	8,080	263,165
Marvell Technology Group Ltd. (a)	15,700	277,262
Microchip Technology, Inc.	4,200	128,268
NVIDIA Corp. (a)	14,837	277,749
Xilinx, Inc.	10,105	255,151

		3,637,918

Software – 15.0%
Activision, Inc. (a)	7,225	246,156
Adobe Systems, Inc. (a)	14,205	559,535
Autodesk, Inc. (a)	6,350	214,693
CA, Inc.	13,450	310,560
Cadence Design Systems, Inc. (a)	7,375	74,487
Check Point Software Technologies Ltd. (a)	5,895	139,535
Citrix Systems, Inc. (a)	5,950	174,990
Electronic Arts, Inc. (a)	8,755	388,985
Intuit, Inc. (a)	11,030	304,097
Microsoft Corp.	87,350	2,402,998
Oracle Corp. (a)	58,535	1,229,235
Symantec Corp. (a)	23,948	463,394

		6,508,665

TOTAL INFORMATION TECHNOLOGY		27,367,143

MATERIALS – 0.9%
Chemicals – 0.4%
Sigma-Aldrich Corp.	3,375	181,778

Metals & Mining – 0.5%
Steel Dynamics, Inc.	5,300	207,071

TOTAL MATERIALS		388,849

TELECOMMUNICATION SERVICES – 1.6%
Diversified Telecommunication Services – 0.3%
Level 3 Communications, Inc. (a)	41,225	121,614

Wireless Telecommunication Services – 1.3%
Leap Wireless International, Inc. (a)	1,875	80,944
Millicom International Cellular S.A.	2,850	294,975
NII Holdings, Inc. (a)	4,450	211,330

		587,249

TOTAL TELECOMMUNICATION SERVICES		708,863

Total Common Stocks (Cost $36,073,299)		$42,614,816

		Fair
Exchange Traded Funds – 3.3%	Shares	Value

PowerShares QQQ	31,765	$1,434,825

Total Exchange Traded Funds (Cost $1,544,454)		$1,434,825

	Face	Fair
Short-Term Notes – 0.7%	Amount	Value

American Express Credit Corp. 0.000% Coupon, 2.017% Effective Yield, 07/01/2008	$312,000	$312,000

Total Short-Term Notes (Cost $312,000)		$312,000

Total Investments – 102.2% (Cost $37,929,753) (b)		$44,361,641
Liabilities in Excess of Other Assets – (2.2)%		(953,303)

Net Assets – 100.0%		$43,408,338

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $37,617,753)	$44,049,641
Short-term notes	312,000
Cash	117
Receivable for fund shares sold	28,038
Dividends and accrued interest receivable	2,673
Prepaid expenses and other assets	187

Total assets	44,392,656

Liabilities:
Payable for securities purchased	182,177
Payable for fund shares redeemed	772,889
Payable for investment management services	15,306
Payable for compliance services	532
Accrued custody expense	1,852
Accrued professional fees	5,781
Accrued accounting fees	3,197
Accrued printing and filing fees	2,584

Total liabilities	984,318

Net assets	$43,408,338

Net assets consist of:
Par value, $1 per share	$9,204,563
Paid-in capital in excess of par value	32,065,338
Accumulated net realized loss on investments	(4,296,494)
Net unrealized apprecation on investments	6,431,888
Undistributed net investment income	3,043

Net assets	$43,408,338

Shares outstanding	9,204,563

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$4.72

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$2,101
Dividends (net of withholding tax of $1,789)	112,593

Total investment income	114,694

Expenses:
Management fees	86,723
Custodian fees	4,573
Directors’ fees	1,569
Professional fees	6,363
Accounting fees	9,624
Printing and filing fees	2,752
Compliance expense	2,667
Other	420

Total expenses	114,691

Net investment income	3

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	475,312
Change in unrealized appreciation/depreciation on investments	(6,226,184)

Net realized/unrealized gain (loss) on investments	(5,750,872)

Change in net assets from operations	$(5,750,869)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3	$(6,434)
Net realized gain (loss) on investments	475,312	62,064
Change in unrealized appreciation/depreciation on investments	(6,226,184)	8,194,542

Change in net assets from operations	(5,750,869)	8,250,172

Capital transactions:
Received from shares sold	9,672,068	8,066,954
Paid for shares redeemed	(9,133,720)	(13,351,721)

Change in net assets from capital transactions	538,348	(5,284,767)

Change in net assets	(5,212,521)	2,965,405
Net Assets:
Beginning of period	48,620,859	45,655,454

End of period	$43,408,338	$48,620,859

Undistributed net investment income	$3,043	$3,040

 Financial Highlights

	Six-Month Period
	Ended June 30, 20008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$5.36		$4.52	$4.24	$4.18	$3.80
Operations:
Net investment income (loss)	—		—	—	—	0.03
Net realized and unrealized gain (loss) on investments	(0.64)		0.84	0.28	0.06	0.35

Total from operations	(0.64)		0.84	0.28	0.06	0.38

Net asset value, end of period	$4.72		$5.36	$4.52	$4.24	$4.18

Total return	(11.94	)%(b)	18.58%	6.60%	1.44%	10.00%
Ratios and supplemental data:
Net assets at end of period (millions)	$43.4		$48.6	$45.7	$31.3	$19.5
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.53	%(a)	0.51%	0.53%	0.54%	0.58%
Net investment income (loss)	0.00	%(a)	(0.01)%	0.00%	0.05%	0.67%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.53	%(a)	0.51%	0.53%	0.64%	0.93%
Portfolio turnover rate	10%		13%	36%	45%	20%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-9.23%
Five years	10.34%
Since inception (5/1/02)	6.11%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Bristol Portfolio returned -9.77% versus -11.91% for the current benchmark, the S&P 500 Index.

The first half of 2008 proved to be a challenging and volatile period for the market indices. Recessionary concerns deepened, oil prices skyrocketed, inflation remained high, and companies failed to meet earnings expectations. The U.S. unemployment rate jumped to 5.5% in May adding further pressure to the outlook for consumer spending already hurt by rising food and energy prices. The housing market showed no signs of recovery and credit market turmoil persisted. The early stages of a slowdown in international markets also became apparent by the end of the second quarter.

Out-performers included several natural gas stocks benefiting from higher commodity prices, including Chesapeake Energy Corp., up 80%, Cabot Oil & Gas Corp., up 58% and Pioneer Natural Resources Co., up 44%. Chesapeake Energy Corp. and Cabot Oil & Gas Corp. were also up on finds in new shale areas with additional growth potential. Agrium, Inc. was up 49% after beating quarterly earnings due to higher potash prices, and on raised estimates. Hess Corp. was up 25% on improved prospects in Brazil and better expectations for its assets in the Gulf of Mexico. Another out-performer was Fomento Economico Mexicano SAB de CV up 20% after the company beat estimates on increased sales at its convenience store business and share gains.(1)

Detractors to performance included several Financials stocks which under-performed on continued credit concerns and substantial earnings cuts. American International Group, Inc. was down 54%, Citigroup, Inc. was down 42%, and Morgan Stanley was down 31%. Lehman Brothers Holdings, Inc. was down 42% on concerns over liquidity issues following the Bear Stearns collapse and weak investment banking revenue trends. Also, General Electric Co. was down 27% after the company guided lower on weakness in its financial services and health care divisions. Another under-performer was International Game Technology, down 43% on lowered estimates due to replacement spending cuts at casinos. Google, Inc. was down 24% driven by negative revisions due to weak paid search revenues and concerns that economic weakness would impact revenues.(1) During the period we increased our weighting in Financials to a slight over-weight, adding The Hartford Financial Services Group, Inc., Prudential Financial, Inc., and Lincoln Financial Corp. on very attractive valuation with less credit risk exposure. We sold Wachovia Corp., Lehman Brothers Holdings, Inc., and The Goldman Sachs Group, Inc. on continued credit concerns and earnings cuts. We maintained our over-weight in Information Technology, adding Cypress Semiconductor Corp. on valuation and positive revisions in its core business and NetApp, Inc. on weakness following misinterpretation of an earnings report, believing the growth outlook for the company remains intact. We reduced our weighting in Consumer Discretionary during the quarter to a 5% under-weight, selling The Walt Disney Co. on signs of weakness in travel and hotel spending, and Viacom, Inc. fearing cuts in its advertising business.(1)

In the Health Care sector, we initially decreased our weighting, but then increased it in the second quarter to a 2% over-weight. We bought Abbott Laboratories for its robust product pipeline, Savient Pharmaceuticals, Inc. on strong data for its gout drug which reached orphan status and we expect will receive FDA approval and Vertex Pharmaceuticals, Inc. on superior data for its Teleprevir drug used to treat Hepatitis C. We also added Celgene Corp. for its strong product pipeline and potential upside to sales estimates for its cancer drug Vidaza, Mylan, Inc. on valuation and earnings potential in 2009 and 2010 and Wyeth on valuation and optimism for its Alzheimer’s drug. We sold Applied Biosystems Group on valuation, Cardinal Health, Inc. on negative revisions in its drug distribution business, Pfizer, Inc. on lack of earnings revisions and Schering-Plough Corp. on a less positive than expected data release for its cholesterol drug Vytorin.(1)

Going forward, we are maintaining an over-weight in Health Care and Information Technology and a slight over-weight in Financials. We are focused on stocks where we see specific opportunities for earnings growth or where we believe valuations are already discounting bad news. We are also maintaining our under-weight in the Consumer Discretionary sector where we see further downside risk to earnings. We believe the market is likely to remain range bound and we are less optimistic for an economic recovery in the near term since we see a number of challenges continuing.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	96.2
Repurchase Agreements and
Other Net Assets	3.8

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Applied Materials, Inc.	2.5
2.	Halliburton Co.	2.2
3.	Wyeth	2.1
4.	Mylan, Inc.	2.0
5.	Intel Corp.	2.0
6.	Hewlett-Packard Co.	2.0
7.	The Coca-Cola Co.	2.0
8.	Cisco Systems, Inc.	2.0
9.	The Hartford Financial Services Group, Inc.	2.0
10.	Chesapeake Energy Corp.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	25.1
Financials	15.5
Energy	12.9
Health Care	12.6
Consumer Staples	10.5
Industrials	7.8
Materials	5.0
Consumer Discretionary	3.7
Telecommunication Services	3.1

96.2

Ohio National Fund, Inc.
Bristol Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 96.2%	Shares	Value

CONSUMER DISCRETIONARY – 3.7%
Hotels, Restaurants & Leisure – 2.8%
International Game Technology	45,200	$1,129,096
McDonald’s Corp.	29,500	1,658,490

		2,787,586

Specialty Retail – 0.9%
Staples, Inc.	39,400	935,750

TOTAL CONSUMER DISCRETIONARY		3,723,336

CONSUMER STAPLES – 10.5%
Beverages – 5.2%
Fomento Economico Mexicano SAB de CV – ADR	35,700	1,624,707
Molson Coors Brewing Co. Class B	30,000	1,629,900
The Coca-Cola Co.	39,000	2,027,220

		5,281,827

Food & Staples Retailing – 1.0%
Wal-Mart Stores, Inc.	18,400	1,034,080

Food Products – 3.4%
Kraft Foods, Inc. Class A	64,100	1,823,645
Unilever NV – ADR	55,500	1,576,200

		3,399,845

Household Products – 0.9%
Energizer Holdings, Inc. (a)	12,700	928,243

TOTAL CONSUMER STAPLES		10,643,995

ENERGY – 12.9%
Energy Equipment & Services – 2.2%
Halliburton Co.	41,400	2,197,098

Oil, Gas & Consumable Fuels – 10.7%
Anadarko Petroleum Corp.	23,600	1,766,224
Apache Corp.	7,900	1,098,100
Cabot Oil & Gas Corp.	25,300	1,713,569
Chesapeake Energy Corp.	29,900	1,972,204
Hess Corp.	13,000	1,640,470
Marathon Oil Corp.	22,900	1,187,823
Pioneer Natural Resources Co.	18,300	1,432,524

		10,810,914

TOTAL ENERGY		13,008,012

FINANCIALS – 15.5%
Capital Markets – 1.6%
Morgan Stanley	46,000	1,659,220

Commercial Banks – 0.5%
SunTrust Banks, Inc.	13,900	503,458

Diversified Financial Services – 2.8%
Citigroup, Inc.	106,600	1,786,616
JPMorgan Chase & Co.	29,600	1,015,576

		2,802,192

Insurance – 10.6%
American International Group, Inc.	58,000	1,534,680
Lincoln National Corp.	40,100	1,817,332
Prudential Financial, Inc.	28,600	1,708,564
The Chubb Corp.	37,500	1,837,875
The Hartford Financial Services Group, Inc.	30,800	1,988,756
Travelers Companies, Inc.	41,800	1,814,120

		10,701,327

TOTAL FINANCIALS		15,666,197

HEALTH CARE – 12.6%
Biotechnology – 4.4%
Celgene Corp. (a)	23,500	1,500,945
Human Genome Sciences, Inc. (a)	92,300	480,883
Savient Pharmaceuticals, Inc. (a)	40,800	1,032,240
Vertex Pharmaceuticals, Inc. (a)	42,900	1,435,863

		4,449,931

Health Care Equipment & Supplies – 0.9%
Cooper Cos., Inc.	25,500	947,325

Health Care Providers & Services – 0.3%
Laboratory Corp. Of America Holdings (a)	3,700	257,631

Life Sciences Tools & Services – 1.9%
Thermo Fisher Scientific, Inc. (a)	35,200	1,961,696

Pharmaceuticals – 5.1%
Abbott Laboratories	17,200	911,084
Mylan, Inc.	170,600	2,059,142
Wyeth	45,200	2,167,792

		5,138,018

TOTAL HEALTH CARE		12,754,601

INDUSTRIALS – 7.8%
Aerospace & Defense – 5.6%
Honeywell International, Inc.	37,600	1,890,528
Lockheed Martin Corp. (a)	4,300	424,238
Precision Castparts Corp.	17,300	1,667,201
United Technologies Corp.	27,900	1,721,430

		5,703,397

Air Freight & Logistics – 0.9%
FedEx Corp.	12,000	945,480

Industrial Conglomerates – 1.3%
General Electric Co.	47,700	1,273,113

TOTAL INDUSTRIALS		7,921,990

INFORMATION TECHNOLOGY – 25.1%
Communications Equipment – 4.8%
Cisco Systems, Inc. (a)	85,600	1,991,056
Corning, Inc.	77,300	1,781,765
QUALCOMM, Inc.	23,400	1,038,258

		4,811,079

Computers & Peripherals – 6.7%
Apple Inc. (a)	10,600	1,774,864
Hewlett-Packard Co.	45,900	2,029,239
International Business Machines Corp.	16,400	1,943,892
NetApp, Inc. (a)	45,000	974,700

		6,722,695

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 96.2%	Shares	Value

Internet Software & Services – 3.4%
eBay, Inc. (a)	57,700	$1,576,941
Google, Inc. Class A (a)	3,600	1,895,112

		3,472,053

Semiconductor & Semiconductor Equipment – 8.3%
Applied Materials, Inc.	130,000	2,481,700
Broadcom Corp. Class A (a)	64,600	1,762,934
Cypress Semiconductor Corp. (a)	36,100	893,475
Intel Corp.	94,700	2,034,156
Maxim Integrated Products, Inc.	56,600	1,197,090

		8,369,355

Software – 1.9%
Electronic Arts, Inc. (a)	11,300	502,059
Microsoft Corp.	52,700	1,449,777

		1,951,836

TOTAL INFORMATION TECHNOLOGY		25,327,018

MATERIALS – 5.0%
Chemicals – 4.0%
Agrium, Inc.	11,400	1,225,956
Monsanto Co.	8,400	1,062,096
Rohm & Haas Co.	38,300	1,778,652

		4,066,704

Metals & Mining – 1.0%
Freeport-McMoRan Copper & Gold, Inc.	8,800	1,031,272

TOTAL MATERIALS		5,097,976

TELECOMMUNICATION SERVICES – 3.1%
Diversified Telecommunication Services – 3.1%
AT&T, Inc.	34,600	1,165,674
Verizon Communications, Inc.	55,500	1,964,700

TOTAL TELECOMMUNICATION SERVICES		3,130,374

Total Common Stocks (Cost $102,528,882)		$97,273,499

	Face	Fair
Repurchase Agreements – 3.3%	Amount	Value

U.S. Bank 1.250% 07/01/2008	$3,295,000	$3,295,000

Repurchase price $3,295,114
Collateralized by:
Federal Home Loan Mortgage Corp. #E99430 4.500%, 09/01/2018 Fair Value: $1,249,719
Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $2,111,098
Total Repurchase Agreements (Cost $3,295,000)		$3,295,000

Total Investments – 99.5% (Cost $105,823,882) (b)		$100,568,499
Other Assets in Excess of Liabilities – 0.5%		495,906

Net Assets – 100.0%		$101,064,405

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $102,528,882)	$97,273,499
Repurchase agreements	3,295,000
Cash	464
Receivable for securities sold	1,482,137
Receivable for fund shares sold	648,339
Dividends and accrued interest receivable	93,426
Prepaid expenses and other assets	338

Total assets	102,793,203

Liabilities:
Payable for securities purchased	1,191,463
Payable for fund shares redeemed	448,329
Payable for investment management services	68,225
Payable for compliance services	532
Accrued custody expense	2,039
Accrued professional fees	6,082
Accrued accounting fees	5,758
Accrued printing and filing fees	6,254
Other accrued expenses	116

Total liabilities	1,728,798

Net assets	$101,064,405

Net assets consist of:
Par value, $1 per share	$7,991,625
Paid-in capital in excess of par value	93,545,181
Accumulated net realized gain on investments	4,282,506
Net unrealized depreciation on investments	(5,255,383)
Undistributed net investment income	500,476

Net assets	$101,064,405

Shares outstanding	7,991,625

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$12.65

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$26,690
Dividends (net of withholding tax of $6,925)	852,477

Total investment income	879,167

Expenses:
Management fees	385,188
Custodian fees	6,523
Directors’ fees	3,551
Professional fees	7,102
Accounting fees	17,660
Printing and filing fees	6,685
Compliance expense	2,667
Other	763

Total expenses	430,139

Net investment income	449,028

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(2,021,246)
Change in unrealized appreciation/depreciation on investments	(8,440,099)

Net realized/unrealized gain (loss) on investments	(10,461,345)

Change in net assets from operations	$(10,012,317)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$449,028	$559,453
Net realized gain (loss) on investments	(2,021,246)	6,553,033
Change in unrealized appreciation/depreciation on investments	(8,440,099)	(1,432,275)

Change in net assets from operations	(10,012,317)	5,680,211

Distributions to shareholders:
Distributions from net investment income	—	(508,005)

Capital transactions:
Received from shares sold	24,056,596	38,961,676
Received from dividends reinvested	—	508,005
Paid for shares redeemed	(10,045,675)	(10,024,785)

Change in net assets from capital transactions	14,010,921	29,444,896

Change in net assets	3,998,604	34,617,102
Net Assets:
Beginning of period	97,065,801	62,448,699

End of period	$101,064,405	$97,065,801

Undistributed net investment income	$500,476	$51,448

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$14.02		$13.08	$11.27	$10.06	$10.43
Operations:
Net investment income	0.06		0.08	0.04	0.01	0.13
Net realized and unrealized gain (loss) on investments	(1.43)		0.93	1.81	1.20	0.63

Total from operations	(1.37)		1.01	1.85	1.21	0.76

Distributions:
Distributions from net investment income	—		(0.07)	(0.04)	—	(0.10)
Distributions of net realized capital gains	—		—	—	—	(1.03)

Total distributions	—		(0.07)	(0.04)	—	(1.13)

Net asset value, end of period	$12.65		$14.02	$13.08	$11.27	$10.06

Total return	(9.77	)%(b)	7.75%	16.42%	12.03%	8.62%
Ratios and supplemental data:
Net assets at end of period (millions)	$101.1		$97.1	$62.4	$30.0	$8.1
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.89	%(a)	0.89%	0.92%	0.96%	0.27%
Net investment income	0.93	%(a)	0.69%	0.56%	0.54%	1.45%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.89	%(a)	0.89%	0.92%	0.96%	1.07%
Portfolio turnover rate	83%		176%	216%	224%	300%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-8.39%
Five years	9.00%
Since inception (5/1/02)	3.72%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more, or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Bryton Growth Portfolio returned -6.68% versus -8.93% for the current benchmark, the Russell 2000 Growth Index.

The overall market was under pressure from the beginning of the year, rebounded briefly from a March low, but turned south again in June. Areas of concern included slowdown of the economy, dislocation of the financial markets, and inflation. The housing sector showed scant signs of recovery, leading investors to question the soundness of some financial institutions. High energy prices and falling home values resulted in scaled back consumer spending.

In the first half the year, we reduced the Portfolio’s medical stocks holdings from 22% to 18%. We sold Exelixis, Inc. on product pipeline concerns and we sold Luminex Corp. after it reached our price target. We added to our Energy holdings, buying Carbot Ceramics, Inc., an oil field services company that will benefit from unconventional gas exploration and production, and Comstock Resources, Inc., an exploration and production company on improved reserve and production prospects.(1)

We continue to maintain an under-weight position in the Consumer Discretionary sector. We sold Hain Celestial Group, Inc. because of slowing sales momentum and Flowers Food, Inc. on valuation and cost headwinds. We bought Burger King Holdings, Inc. on its improved earnings leverage and Charlotte Russe Holding, Inc. on valuation.(1) Out-performers included PetroHawk Energy Corp. and Comstock Resources, Inc., both up over 100% on higher energy prices, DRS Technologies, Inc., up 45%, after being bought by Italian defense company Finmeccanica, Sequenom, Inc., up 45% on robust clinical data, and The Childrens Place Retail Stores, Inc., up 39% on improved sales trends.(1)

Under-performers included Hologic, Inc., down 36% and Hansen Medical, Inc., down over 40%, as slowing economic activities affected spending on medical equipment, and Corinthian Colleges, Inc., down over 40% on a dimmed outlook due to subprime issues.(1)

Growth around the globe continues to be steady and equity valuations are not expensive in general. Outside of the financial and housing sectors, corporate balance sheets are healthy and earnings growth expectations seem reasonable. An abundance of capital is available as evidenced by the recent pick up of mergers & acquisitions activities. These factors will continue to support equity valuations, despite a slowing economy. We feel the Portfolio is properly positioned in this environment.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	102.0
Repurchase Agreements Less Net Liabilities	(2.0)

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

		% of Net Assets

1.	PetroHawk Energy Corp.	2.6
2.	Central European Distribution Corp.	2.3
3.	Comstock Resources, Inc.	2.3
4.	Berry Petroleum Co. Class A	2.1
5.	DRS Technologies, Inc.	2.0
6.	Arena Resources, Inc.	1.9
7.	NuVasive, Inc.	1.9
8.	Trizetto Group	1.8
9.	Sohu.com, Inc.	1.8
10.	Flir Systems, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	31.0
Health Care	18.3
Industrials	14.3
Energy	11.5
Consumer Discretionary	9.5
Financials	7.8
Materials	4.8
Consumer Staples	4.8

102.0

Ohio National Fund, Inc.
Bryton Growth Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 102.0%	Shares	Value

CONSUMER DISCRETIONARY – 9.5%
Distributors – 1.4%
LKQ Corp. (a)	55,000	$993,850

Hotels, Restaurants & Leisure – 3.5%
Burger King Holdings, Inc.	38,000	1,018,020
O’Charley’s, Inc.	65,000	653,900
WMS Industries, Inc. (a)	28,000	833,560

		2,505,480

Specialty Retail – 4.6%
Charlotte Russe Holding, Inc. (a)	50,000	888,000
New York & Co, Inc. (a)	80,000	730,400
Pacific Sunwear of California, Inc. (a)	80,000	682,400
The Childrens Place Retail Stores, Inc. (a)	26,000	938,600

		3,239,400

TOTAL CONSUMER DISCRETIONARY		6,738,730

CONSUMER STAPLES – 4.8%
Beverages – 2.3%
Central European Distribution Corp. (a)	22,000	1,631,300

Food & Staples Retailing – 1.4%
BJ’s Wholesale Club, Inc. (a)	25,000	967,500

Food Products – 1.1%
Chiquita Brands International, Inc. (a)	52,000	788,840

TOTAL CONSUMER STAPLES		3,387,640

ENERGY – 11.5%
Energy Equipment & Services – 2.6%
Bristow Group, Inc. (a)	17,000	841,330
CARBO Ceramics, Inc.	18,000	1,050,300

		1,891,630

Oil, Gas & Consumable Fuels – 8.9%
Arena Resources, Inc. (a)	26,200	1,383,884
Berry Petroleum Co. Class A	25,000	1,472,000
Comstock Resources, Inc. (a)	19,000	1,604,170
PetroHawk Energy Corp. (a)	40,000	1,852,400

		6,312,454

TOTAL ENERGY		8,204,084

FINANCIALS – 7.8%
Capital Markets – 4.1%
Affiliated Managers Group, Inc. (a)	7,000	630,420
Jefferies Group, Inc.	35,000	588,700
KBW, Inc. (a)	32,000	658,560
Waddell & Reed Financial, Inc. Class A	30,000	1,050,300

		2,927,980

Commercial Banks – 2.7%
First Midwest Bancorp, Inc.	22,000	410,300
Prosperity Bancshares, Inc.	29,000	775,170
Texas Capital Bancshares, Inc. (a)	45,100	721,600

		1,907,070

Diversified Financial Services – 1.0%
Portfolio Recovery Associates, Inc. (a)	20,000	750,000

TOTAL FINANCIALS		5,585,050

HEALTH CARE – 18.3%
Biotechnology – 2.6%
Human Genome Sciences, Inc. (a)	25,600	133,376
OSI Pharmaceuticals, Inc. (a)	24,000	991,680
Savient Pharmaceuticals, Inc. (a)	30,000	759,000

		1,884,056

Health Care Equipment & Supplies – 11.3%
American Medical Systems Holdings, Inc. (a)	75,000	1,121,250
Conceptus, Inc. (a)	25,000	462,250
Hansen Medical, Inc. (a)	50,000	836,000
Hologic, Inc. (a)	36,000	784,800
Integra LifeSciences Holdings Corp. (a)	25,000	1,112,000
Inverness Medical Innovations, Inc. (a)	13,000	431,210
Micrus Endovascular Corp. (a)	53,000	743,060
NuVasive, Inc. (a)	30,000	1,339,800
Wright Medical Group, Inc. (a)	42,000	1,193,220

		8,023,590

Health Care Providers & Services – 1.2%
MWI Veterinary Supply, Inc. (a)	25,000	827,750

Health Care Technology – 1.8%
Trizetto Group (a)	60,000	1,282,800

Life Sciences Tools & Services – 1.4%
Sequenom, Inc. (a)	65,000	1,037,400

TOTAL HEALTH CARE		13,055,596

INDUSTRIALS – 14.3%
Aerospace & Defense – 2.8%
DRS Technologies, Inc.	18,000	1,416,960
Triumph Group, Inc.	11,300	532,230

		1,949,190

Commercial Services & Supplies – 1.6%
Clean Harbors, Inc. (a)	16,000	1,136,960

Construction & Engineering – 1.6%
Quanta Services, Inc. (a)	35,000	1,164,450

Electrical Equipment – 1.1%
Baldor Electric Co.	23,000	804,540

Machinery – 7.2%
Columbus McKinnon Corp. (a)	34,000	818,720
Dynamic Materials Corp.	19,000	626,050
Kaydon Corp.	21,000	1,079,610
Lincoln Electric Holdings, Inc.	11,000	865,700
The Middleby Corp. (a)	14,500	636,695
Westinghouse Air Brake Technologies Corp.	22,000	1,069,640

		5,096,415

TOTAL INDUSTRIALS		10,151,555

INFORMATION TECHNOLOGY – 31.0%
Communications Equipment – 5.8%
Emulex Corp. (a)	50,000	582,500

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 102.0%	Shares	Value

Communications Equipment (continued)

Finisar Corp. (a)	350,000	$416,500
Foundry Networks, Inc. (a)	65,000	768,300
Harmonic, Inc. (a)	95,000	903,450
Infinera Corporation (a)	75,000	661,500
Riverbed Technology, Inc. (a)	60,000	823,200

		4,155,450

Electronic Equipment & Instruments – 1.7%
Flir Systems, Inc. (a)	30,000	1,217,100

Internet Software & Services – 4.3%
Gmarket, Inc. – ADR (a)	40,000	820,000
Sohu.com, Inc. (a)	18,000	1,267,920
ValueClick, Inc. (a)	63,000	954,450

		3,042,370

IT Services – 2.1%
Sapient Corp. (a)	130,000	834,600
Wright Express Corp. (a)	25,000	620,000

		1,454,600

Semiconductor & Semiconductor Equipment – 15.9%
Advanced Energy Industries, Inc. (a)	70,000	959,000
Anadigics, Inc. (a)	65,000	640,250
Applied Micro Circuits Corp. (a)	100,000	856,000
Atheros Communications, Inc. (a)	34,000	1,020,000
Micrel, Inc.	110,000	1,006,500
Microsemi Corp. (a)	43,000	1,082,740
ON Semiconductor Corp. (a)	110,000	1,008,700
PMC – Sierra, Inc. (a)	140,000	1,071,000
RF Micro Devices, Inc. (a)	200,000	580,000
Semtech Corp. (a)	65,000	914,550
Silicon Laboratories, Inc. (a)	30,000	1,082,700
Skyworks Solutions, Inc. (a)	110,000	1,085,700

		11,307,140

Software – 1.2%
Informatica Corp. (a)	57,000	857,280

TOTAL INFORMATION TECHNOLOGY		22,033,940

MATERIALS – 4.8%
Chemicals – 2.6%
Calgon Carbon Corp. (a)	60,000	927,600
CF Industries Holdings, Inc.	6,000	916,800

		1,844,400

Containers & Packaging – 1.4%
Aptargroup, Inc.	24,000	1,006,800

Metals & Mining – 0.8%
FNX Mining Co, Inc. (FNXMF) (a)	25,000	600,500

TOTAL MATERIALS		3,451,700

Total Common Stocks (Cost $69,976,051)		$72,608,295

	Face	Fair
Repurchase Agreements – 6.1%	Amount	Value

U.S. Bank 1.250% 07/01/2008	$4,359,000	$4,359,000

Repurchase price $4,359,151
Collateralized by:
Federal Home Loan Mortgage Corp. #E99430 4.500%, 09/01/2018 Fair Value: $1,653,266
Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $2,792,801
Total Repurchase Agreements (Cost $4,359,000)		$4,359,000

Total Investments – 108.1% (Cost $74,335,051) (b)		$76,967,295
Liabilities in Excess of Other Assets – (8.1)%		(5,789,021)

Net Assets – 100.0%		$71,178,274

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $69,976,051)	$72,608,295
Repurchase agreements	4,359,000
Cash	878
Receivable for securities sold	167,639
Receivable for fund shares sold	311,799
Dividends and accrued interest receivable	16,196
Prepaid expenses and other assets	208

Total assets	77,464,015

Liabilities:
Payable for securities purchased	492,039
Payable for fund shares redeemed	5,722,498
Payable for investment management services	54,682
Payable for compliance services	532
Accrued custody expense	1,342
Accrued professional fees	5,911
Accrued accounting fees	4,017
Accrued printing and filing fees	4,720

Total liabilities	6,285,741

Net assets	$71,178,274

Net assets consist of:
Par value, $1 per share	$5,720,080
Paid-in capital in excess of par value	63,842,216
Accumulated net realized loss on investments	(813,572)
Net unrealized appreciation on investments	2,632,244
Accumulated net investment loss	(202,694)

Net assets	$71,178,274

Shares outstanding	5,720,080

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$12.44

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$34,826
Dividends	96,167

Total investment income	130,993

Expenses:
Management fees	281,688
Custodian fees	3,876
Directors’ fees	2,414
Professional fees	6,655
Accounting fees	12,713
Printing and filing fees	5,057
Compliance expense	2,667
Other	469

Total expenses	315,539

Net investment loss	(184,546)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(2,214,592)
Change in unrealized appreciation/depreciation on investments	(1,307,660)

Net realized/unrealized gain (loss) on investments	(3,522,252)

Change in net assets from operations	$(3,706,798)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(184,546)	$(256,301)
Net realized gain (loss) on investments	(2,214,592)	1,701,363
Change in unrealized appreciation/depreciation on investments	(1,307,660)	1,921,733

Change in net assets from operations	(3,706,798)	3,366,795

Capital transactions:
Received from shares sold	21,870,577	37,547,345
Paid for shares redeemed	(12,219,827)	(4,940,730)

Change in net assets from capital transactions	9,650,750	32,606,615

Change in net assets	5,943,952	35,973,410
Net Assets:
Beginning of period	65,234,322	29,260,912

End of period	$71,178,274	$65,234,322

Accumulated net investment loss	$(202,694)	$(18,148)

 Financial Highlights

	Six-Month Period
	Ended June 30, 2008		Years Ended December 31,
	(Unaudited)		2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of period	$13.33		$12.13	$10.46	$10.03	$9.33
Operations:
Net investment income (loss)	(0.03)		(0.05)	(0.03)	(0.06)	—
Net realized and unrealized gain (loss) on investments	(0.86)		1.25	1.78	0.49	0.70

Total from operations	(0.89)		1.20	1.75	0.43	0.70

Distributions:
Distributions of net realized capital gains	—		—	(0.08)	—	—

Net asset value, end of period	$12.44		$13.33	$12.13	$10.46	$10.03

Total return	(6.68	)%(b)	9.89%	16.74%	4.30%	7.50%
Ratios and supplemental data:
Net assets at end of period (millions)	$71.2		$65.2	$29.3	$11.2	$7.0
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.95	%(a)	0.96%	1.04%	1.11%	0.30%
Net investment income (loss)	(0.56	)%(a)	(0.54)%	(0.67)%	(0.74)%	0.03%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.95	%(a)	0.96%	1.04%	1.11%	1.15%
Portfolio turnover rate	20%		55%	99%	155%	150%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-14.32%
Since inception (5/1/04)	6.25%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the U.S. Equity Portfolio returned -17.22% versus -11.12% for the current benchmark, the S&P Composite 1500 Index.

The dominant theme of the first six months of 2008 has been market volatility as investors were influenced by many different concerns. During this time period, crude oil rose over 46% to $140 per barrel, the Chicago Board Options Exchange Volatility Index (VIX) averaged a value of 23.32 (46% higher than its previous five year average of 15.90), and persistent subprime issues all contributed to investors’ concerns. In order to better explain the market environment during the first six months of 2008, we will break down market movements into 5 different time periods.

The year began with a significant sell-off of the sectors that had been market leaders for the past few years. The biggest sell-offs were in the Energy, Materials, and Information Technology sectors. Recession resistant sectors such as Health Care, Consumer Staples, and Utilities held up better than the other sectors. The sell-off was short but aggressive, as the S&P Composite 1500 Index lost 10.8% between 12/31/07 and 01/22/08.

This initial sell-off was quickly reversed between 01/22/08 and 02/01/08 as the market rebounded with a 6.9% gain in only a 10-day time period. This rebound was led by both the Financials and Consumer Discretionary sectors as they had returns of 13.9% and 10.2% respectively. Additionally, the sectors that held up during the first part of the year — Health Care, Consumer Staples, and Utilities — lagged on the upside.

Next, from 02/01/08 to 03/10/08, the S&P Composite 1500 Index fell another 8.6% as the Financials and Consumer Discretionary sectors offset their earlier gains due to subprime write-offs and recessionary concerns. Financials lost 19.8% while Consumer Discretionary lost 10.8%. This sell-off also sent the S&P Composite 1500 Index into official correction territory on a year-to-date basis, as the index was down 12.9%.

Then from 03/10/08 to 05/19/08 we had indications we believed could signal a market bottom as investors’ concerns began to subside due to an increase in Federal Reserve action, a cut of 100 basis points in the Fed Funds Rate, and a significant drop in the VIX Index. In response to this, the market had a rally with the S&P Composite 1500 Index returning 13.0%. This rally was led by the Energy and Materials sectors which are the same sectors we have seen lead over the past 5 years with both rebounding over 20%.

Unfortunately, the rally proved to be short lived as recessionary concerns spooked investors and the second quarter ended with a strong 9.7% sell-off. Again, the sell-off was lead by the Financials sector, -14.6%, and the Consumer Discretionary sector, -21.2%.

The first half of 2008 proved to be very challenging for ICON’s system as market volatility created a lack of sustainable sector or industry based leadership.

Sector weightings that played a major role in the Portfolio’s under-performance were over-weight positions in the Financials and Consumer Discretionary sectors. Stock selection within the Telecommunication Services, Utilities and Health Care sectors were also a burden on performance. An over-weight allocation and strong stock selection in the Materials and Industrials sectors benefited the Portfolio over this time period.(1)

Top industry contributors to performance included railroads, trucking, oil & gas drilling, home furnishing retail, and steel. A combination of over-weight positions and strong stock selection helped the Portfolio out-perform in these industries. The largest industry detractors to performance included mortgage REITS, managed health care, other diversified financial services, investment banking & brokerage, and diversified banks. Over-weight positions in these poorly performing industries were a drag on performance over this time period.(1)

The top five performers in terms of total returns during the semiannual period were NCI Building Systems Inc., Walter Industries Inc., Ryder System Inc., ArcelorMittal, and Arkansas Best Corp. The five worst performers were Thornburg Mortgage Inc., Humana, Inc., iStar Financial Inc., Wellpoint, Inc., and Redwood Trust, Inc. The five largest detractors to returns were Google, Inc., Humana Inc., Thornberg Mortgage Inc., Bank of America Corp., and Intel Corp. The largest five contributors to returns during the semiannual period were Walter Industries Inc., Ryder System Inc., Weatherford International Ltd., Norfolk Southern Corp., and Atwood Oceanics, Inc.(1)

Although we have seen significant value in both the Financials and Consumer Discretionary sectors and held over-weight positions in both sectors, they both failed to show the significant leadership our system readings expected during this time period.(1)

As of June 30, our quantitative analysis indicated that the U.S. equity market was trading at about a 31% discount to our calculation of fair value. We, therefore, believe that equity prices

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

may reverse course from the first half of the year and rally during the second half. Further, our quantitative analysis suggests to us that the Consumer Discretionary sector and the Financials sector may be positioned to lead the market higher. These two sectors are the most undervalued of the nine we track. While talks of future sub-prime concerns, recession, stagflation, etc. might resonate throughout the market we will maintain our disciplined value based industry rotation investing style that has provided such strong returns in the past.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets
Common Stocks (3)	96.7
Short-Term Notes and Other Net Assets	3.3

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

		% of Net Assets

1.	International Business Machines Corp.	2.6
2.	Weatherford International Ltd.	2.4
3.	Murphy Oil Corp.	2.1
4.	Pacer International, Inc.	2.1
5.	AFLAC, Inc.	2.0
6.	Kirby Corp.	1.8
7.	Polycom, Inc.	1.8
8.	Atwood Oceanics, Inc.	1.7
9.	Credicorp Ltd.	1.7
10.	Walter Industries, Inc.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Industrials	21.2
Information Technology	19.9
Financials	15.3
Consumer Discretionary	14.6
Energy	10.7
Materials	7.6
Consumer Staples	2.5
Health Care	2.0
Telecommunication Services	1.9
Utilities	1.0

96.7

Ohio National Fund, Inc.
U.S. Equity Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 96.7%	Shares	Value

CONSUMER DISCRETIONARY – 14.6%
Auto Components – 1.0%
BorgWarner, Inc.	2,350	$104,293
Johnson Controls, Inc.	3,430	98,372

		202,665

Automobiles – 1.0%
Harley-Davidson, Inc.	5,640	204,506

Hotels, Restaurants & Leisure – 1.9%
CBRL Group, Inc.	6,370	156,129
Darden Restaurants, Inc.	7,820	249,771

		405,900

Household Durables – 1.8%
D.R. Horton, Inc.	8,870	96,240
The Stanley Works	3,320	148,836
Toll Brothers, Inc. (a)	7,180	134,481

		379,557

Media – 1.8%
Comcast Corp. Class A	10,170	192,925
DISH Network Corp. (a)	6,450	188,856

		381,781

Specialty Retail – 4.4%
Foot Locker, Inc.	8,330	103,708
Lowe’s Companies, Inc.	8,620	178,865
Rent-A-Center, Inc. (a)	15,180	312,252
Ross Stores, Inc.	6,240	221,645
The Home Depot, Inc.	4,180	97,896

		914,366

Textiles, Apparel & Luxury Goods – 2.7%
Coach, Inc. (a)	4,540	131,115
NIKE, Inc. Class B	3,920	233,671
V.F. Corp.	2,960	210,693

		575,479

TOTAL CONSUMER DISCRETIONARY		3,064,254

CONSUMER STAPLES – 2.5%
Food & Staples Retailing – 0.5%
CVS/Caremark Corp.	2,630	104,069

Food Products – 2.0%
Nestle SA – ADR	2,830	320,619
Wimm-Bil-Dann Foods OJSC – ADR (a)	970	102,063

		422,682

TOTAL CONSUMER STAPLES		526,751

ENERGY – 10.7%
Energy Equipment & Services – 8.6%
Atwood Oceanics, Inc. (a)	2,920	363,073
Cameron International Corp. (a)	5,510	304,979
Diamond Offshore Drilling, Inc.	2,230	310,282
Transocean, Inc. (a)	2,100	320,019
Weatherford International Ltd. (a)	10,100	500,859

		1,799,212

Oil, Gas & Consumable Fuels – 2.1%
Murphy Oil Corp.	4,560	447,108

TOTAL ENERGY		2,246,320

FINANCIALS – 15.3%
Capital Markets – 2.1%
Credit Suisse Group AG – ADR	2,950	133,665
Morgan Stanley	2,830	102,078
The Goldman Sachs Group, Inc.	1,170	204,633

		440,376

Commercial Banks – 3.4%
Banco Santander S.A. – ADR	12,490	227,193
Credicorp Ltd.	4,230	347,368
Wells Fargo & Co.	5,970	141,787

		716,348

Consumer Finance – 2.8%
Capital One Financial Corp.	2,630	99,967
Discover Financial Services	12,430	163,703
World Acceptance Corp. (a)	9,890	332,996

		596,666

Diversified Financial Services – 1.6%
ING Groep NV – ADR	4,230	133,457
JPMorgan Chase & Co.	5,720	196,253

		329,710

Insurance – 3.8%
AFLAC, Inc.	6,680	419,504
Manulife Financial Corp.	6,090	211,384
MetLife, Inc.	3,320	175,196

		806,084

Real Estate Investment Trusts – 1.6%
Anthracite Capital, Inc.	30,510	214,790
Redwood Trust, Inc.	5,210	118,736

		333,526

TOTAL FINANCIALS		3,222,710

HEALTH CARE – 2.0%
Health Care Providers & Services – 0.9%
Amedisys, Inc. (a)	3,840	193,613

Pharmaceuticals – 1.1%
Johnson & Johnson	3,410	219,399

TOTAL HEALTH CARE		413,012

INDUSTRIALS – 21.2%
Air Freight & Logistics – 2.1%
Pacer International, Inc.	20,700	445,257

Building Products – 2.0%
Apogee Enterprises, Inc.	9,740	157,398
NCI Building Systems, Inc. (a)	7,360	270,333

		427,731

Electrical Equipment – 1.4%
Ametek, Inc.	3,330	157,243
Belden, Inc.	4,040	136,875

		294,118

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 96.7%	Shares	Value

Industrial Conglomerates – 1.6%
Walter Industries, Inc.	3,130	$340,450

Machinery – 1.9%
Cummins, Inc.	3,620	237,182
Manitowoc Co. Inc.	5,130	166,879

		404,061

Marine – 2.3%
DryShips, Inc.	1,300	104,234
Kirby Corp. (a)	7,790	373,920

		478,154

Road & Rail – 6.7%
Arkansas Best Corp.	5,910	216,542
Burlington Northern Santa Fe Corp.	1,970	196,783
Norfolk Southern Corp.	3,300	206,811
Old Dominion Freight Line, Inc. (a)	5,380	161,508
Ryder System, Inc.	4,470	307,894
Union Pacific Corp.	4,100	309,550

		1,399,088

Trading Companies & Distributors – 3.2%
MSC Industrial Direct Co., Inc. Class A	5,920	261,131
Watsco, Inc.	5,010	209,418
WESCO International, Inc. (a)	5,190	207,808

		678,357

TOTAL INDUSTRIALS		4,467,216

INFORMATION TECHNOLOGY – 19.9%
Communications Equipment – 3.2%
Cisco Systems, Inc. (a)	12,920	300,519
Polycom, Inc. (a)	15,330	373,439

		673,958

Computers & Peripherals – 4.0%
Dell, Inc. (a)	6,900	150,972
International Business Machines Corp.	4,620	547,609
Western Digital Corp. (a)	4,400	151,932

		850,513

Electronic Equipment & Instruments – 1.3%
Jabil Circuit, Inc.	16,080	263,873

IT Services – 5.1%
Accenture Ltd.	5,990	243,913
Automatic Data Processing, Inc.	5,190	217,461
Cognizant Technology Solutions Corp. Class A (a)	8,770	285,113
Computer Sciences Corp. (a)	6,900	323,196

		1,069,683

Semiconductor & Semiconductor Equipment – 4.0%
Diodes, Inc. (a)	8,310	229,688
Intel Corp.	14,590	313,393
Microsemi Corp. (a)	11,410	287,304

		830,385

Software – 2.3%
Oracle Corp. (a)	14,600	306,600
The9 Ltd. – ADR (a)	8,180	184,704

		491,304

TOTAL INFORMATION TECHNOLOGY		4,179,716

MATERIALS – 7.6%
Chemicals – 5.0%
Air Products and Chemicals, Inc.	2,650	261,979
CF Industries Holdings, Inc.	1,820	278,096
Lubrizol Corp.	1,860	86,174
Monsanto Co.	2,610	330,008
Valspar Corp.	4,880	92,281

		1,048,538

Metals & Mining – 2.6%
ArcelorMittal – ADR	2,230	220,926
Freeport-McMoRan Copper & Gold, Inc.	1,990	233,208
Nucor Corp.	1,410	105,285

		559,419

TOTAL MATERIALS		1,607,957

TELECOMMUNICATION SERVICES – 1.9%
Diversified Telecommunication Services – 1.9%
AT&T Inc.	9,170	308,937
Telefonica SA – ADR	1,200	95,496

TOTAL TELECOMMUNICATION SERVICES		404,433

UTILITIES – 1.0%
Electric Utilities – 1.0%
DPL, Inc.	7,870	207,611

TOTAL UTILITIES		207,611

Total Common Stocks
(Cost $19,802,754)		$20,339,980

	Face	Fair
Short-Term Notes – 2.9%	Amount	Value

Federal Home Loan Bank Discount Note 0.000% Coupon, 1.862% Effective Yield, 07/01/2008	$614,000	$614,000

Total Short-Term Notes (Cost $614,000)		$614,000

Total Investments – 99.6% (Cost $20,416,754) (b)		$20,953,980
Other Assets in Excess of Liabilities – 0.4%		89,303

Net Assets – 100.0%		$21,043,283

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $19,802,754)	$20,339,980
Short-term notes	614,000
Cash	10
Receivable for securities sold	674,064
Receivable for fund shares sold	103,710
Dividends and accrued interest receivable	23,340
Prepaid expenses and other assets	84

Total assets	21,755,188

Liabilities:
Payable for securities purchased	681,317
Payable for fund shares redeemed	6,220
Payable for investment management services	13,514
Payable for compliance services	532
Accrued custody expense	1,109
Accrued professional fees	5,878
Accrued accounting fees	2,193
Accrued printing and filing fees	1,142

Total liabilities	711,905

Net assets	$21,043,283

Net assets consist of:
Par value, $1 per share	$1,644,649
Paid-in capital in excess of par value	18,617,975
Accumulated net realized gain on investments	120,562
Net unrealized appreciation/depreciation on
investments	537,226
Undistributed net investment income	122,871

Net assets	$21,043,283

Shares outstanding	1,644,649

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$12.79

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$5,141
Dividends (net of withholding tax of $6,035)	212,993

Total investment income	218,134

Expenses:
Management fees	82,760
Custodian fees	3,550
Directors’ fees	792
Professional fees	6,272
Accounting fees	6,550
Printing and filing fees	1,205
Compliance expense	2,667
Other	218

Total expenses	104,014

Net investment income	114,120

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(1,311,691)
Foreign currency related transactions	9
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(3,068,872)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(4,380,554)

Change in net assets from operations	$(4,266,434)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$114,120	$96,464
Net realized gain (loss) on investments and foreign currency related transactions	(1,311,682)	1,432,253
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(3,068,872)	1,401,604

Change in net assets from operations	(4,266,434)	2,930,321

Distributions to shareholders:
Distributions from net investment income	—	(87,722)

Capital transactions:
Received from shares sold	3,128,580	4,702,778
Received from dividends reinvested	—	87,722
Paid for shares redeemed	(2,591,414)	(4,597,095)

Change in net assets from capital transactions	537,166	193,405

Change in net assets	(3,729,268)	3,036,004
Net Assets:
Beginning of period	24,772,551	21,736,547

End of period	$21,043,283	$24,772,551

Undistributed net investment income	$122,871	$8,742

 Financial Highlights

	Six-Month Period					For the Period
	Ended June 30, 2008		Years Ended December 31,			from May 1, 2004*
	(Unaudited)		2007	2006	2005	to December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$15.45		$13.70	$12.73	$11.71	$10.00
Operations:
Net investment income (loss)	0.07		0.06	0.05	—	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(2.73)		1.74	0.96	1.02	1.72

Total from operations	(2.66)		1.80	1.01	1.02	1.71

Distributions:
Distributions from net investment income	—		(0.05)	(0.04)	—	—

Net asset value, end of period	$12.79		$15.45	$13.70	$12.73	$11.71

Total return	(17.22	)%(b)	13.17%	7.93%	8.71%	17.10	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$21.0		$24.8	$21.7	$12.7	$4.8
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.94	%(a)	0.91%	0.96%	1.05%	1.40	%(a)
Net investment income (loss)	1.03	%(a)	0.41%	0.47%	0.03%	(0.30	)%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.94	%(a)	0.91%	0.96%	1.05%	2.02	%(a)
Portfolio turnover rate	99%		128%	139%	136%	39%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-2.85%
Since inception (5/1/04)	8.10%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Balanced Portfolio returned -7.14% versus -6.33% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Lehman Brothers U.S. Universal Index.

The dominant theme of the first six months of 2008 has been market volatility as investors were influenced by many different concerns. During this time period, crude oil rose over 46% to $140 per barrel, the Chicago Board Options Exchange Volatility Index (VIX) averaged a value of 23.32 (46% higher than its previous five year average of 15.90), and persistent subprime issues all contributed to investors’ concerns. In order to better explain the market environment during the first six months of 2008, we will break down market movements into 5 different time periods.

The year began with a significant sell-off of the sectors that had been market leaders for the past few years. The biggest sell-offs were in the Energy, Materials, and Information Technology sectors. Recession resistant sectors such as Health Care, Consumer Staples, and Utilities held up better than the other sectors. The sell-off was short but aggressive, as the S&P Composite 1500 Index lost 10.8% between 12/31/07 and 01/22/08.

This initial sell-off was quickly reversed between 01/22/08 and 02/01/08 as the market rebounded with a 6.9% gain in only a 10-day time period. This rebound was led by both the Financials and Consumer Discretionary sectors as they had returns of 13.9% and 10.2% respectively. Additionally, the sectors that held up during the first part of the year — Health Care, Consumer Staples, and Utilities — lagged on the upside.

Next, from 02/01/08 to 03/10/08, the S&P Composite 1500 Index fell another 8.6% as the Financials and Consumer Discretionary sectors offset their earlier gains due to subprime write-offs and recessionary concerns. Financials lost 19.8% while Consumer Discretionary lost 10.8%. This sell-off also sent the S&P Composite 1500 Index into official correction territory on a year-to-date basis, as the index was down 12.9%.

Then from 03/10/08 to 05/19/08 we had indications we believed could signal a market bottom as investors’ concerns began to subside due to an increase in Federal Reserve action, a cut of 100 basis points in the Fed Funds Rate, and a significant drop in the VIX Index. In response to this, the market had a rally with the S&P Composite 1500 Index returning 13.0%. This rally was led by the Energy and Materials sectors which are the same sectors we have seen lead over the past 5 years with both rebounding over 20%.

Unfortunately, the rally proved to be short lived as recessionary concerns spooked investors and the second quarter ended with a strong 9.7% sell-off. Again, the sell-off was lead by the Financials sector, −14.6%, and the Consumer Discretionary sector, -21.2%.

Volatility also played out in the bond market, as each rally in equities led to inflation fears and rising government yields. Each sell-off in equities led to a flight to safety and falling government yields. Credit spreads also followed suit, widening during equity sell- offs and tightening during the rallies. All in all, heightened volatility was the theme of the first half of the year in both the equity and fixed income markets.

The major factor that led to the Portfolio’s under-performance was its over-weight position in equities. Our quantitative metrics led us to what we perceived as deeper risk adjusted value in the equity markets. This detracted from performance in a semiannual period where bonds out-performed equities: the Lehman U.S. Universal Bond Index returned just under 1% while the S&P 1500 lost just over 11%. The Portfolio’s average weighting in equities during this period was roughly 67% compared to the 60% equity position of the blended benchmark.(1)

However, during this time period the Portfolio’s equity holdings out-performed the equity index returns during the period, falling 10.2% compared to a loss of 11.1% for the S&P Composite 1500 Index.(1)

The Portfolio’s equity out-performance was primarily due to strong stock selection within the Consumer Discretionary and Industrials sectors. Holding the equity portion back was exposure to the Health Care sector, most notably holdings in the managed health care industry.(1)

The top five best performers in the Portfolio were America’s Car-Mart, Inc., Ryder System Inc., Schlumberger Ltd., Corn Products International, Inc., and Atwood Oceanics, Inc. The worst five performers in the Portfolio during the period were Wellpoint, Inc., Arbor Realty Trust Inc., Bank of America Corp., Humana Inc., and Quintana Maritime Ltd. The five largest detractors were Wellpoint, Inc., Humana Inc., Bank of America Corp., National Oilwell Varco, Inc., and Freeport-McMoRan Copper & Gold, Inc. The largest five stock contributors to overall returns during the semiannual period were America’s Car-Mart, Inc., Ryder System Inc., Burlington Northern Santa Fe Corp., Atwood Oceanics, Inc., and Schlumberger Ltd.(1)

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

At the beginning of the time period we saw more value in equities versus fixed income. However over the first six months of this year, our over-weight position in equities did not respond as our system readings suggested.(1)

Looking forward we continue to see greater risk adjusted value in equities and will continue to have the Portfolio weighted in that direction until our metrics suggest otherwise. We are positioned in the sectors we feel are most undervalued, mainly the cyclical type companies that tend to experience the strongest performance in the market rallies. Concurrently, we are under-weight in the Health Care and Consumer Staples sectors where we see less overall value.(1)

In the bond portion of our Portfolio we have significantly reduced our duration as our metrics suggest that rising rates and inflation are the largest risks to the fixed income world. We have also picked up some lower rated-higher yielding short term bonds as our system has suggested that the widening in their credit spreads has been overdone. Overall, our value metrics have led us to take on less interest rate risk but slightly more credit risk.(1)

In summary, we believe the recent market turmoil and sell-offs have created an abundance of under-valuations in both the fixed income and equity markets. As of the end of this period, our quantitative analysis indicated that the U.S. equity market was trading at about a 31% discount to our calculation of fair value.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

The unmanaged Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets
Common Stocks (3)	67.6
Corporate Bonds (3)	19.7
U.S. Government Agency Issues	6.4
U.S. Treasury Obligations	4.2
Short-Term Notes
Less Net Liabilities	2.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

		% of Net Assets

1.	Federal Home Loan Mortgage Corporation 5.125%, 10/15/2008	2.5
2.	General Electric Capital Corp. 2.816%, 03/16/2009	2.5
3.	World Acceptance Corp.	2.1
4.	Burlington Northern Santa Fe Corp.	2.1
5.	Capital One Bank 4.250%, 12/01/2008	2.1
6.	Atwood Oceanics, Inc.	2.1
7.	Rent-A-Center, Inc. 7.500%, 05/01/2010	2.0
8.	Union Pacific Corp.	1.9
9.	Schlumberger Ltd.	1.8
10.	AFLAC, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	25.4
Information Technology	12.7
Industrials	12.4
Consumer Discretionary	11.8
Energy	11.6
Materials	3.3
Consumer Staples	3.3
Telecommunication Services	2.8
Health Care	2.1
Utilities	1.9

87.3

Ohio National Fund, Inc.
Balanced Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 67.6%	Shares	Value

CONSUMER DISCRETIONARY – 8.2%
Auto Components – 1.4%
Standard Motor Products, Inc.	20,000	$163,200

Hotels, Restaurants & Leisure – 1.5%
CBRL Group, Inc.	3,000	73,530
Darden Restaurants, Inc.	3,500	111,790

		185,320

Household Durables – 1.0%
Desarrolladora Homex SAB de CV – ADR (a)	2,000	117,160

Specialty Retail – 3.1%
America’s Car Mart, Inc. (a)	10,000	179,200
The TJX Cos., Inc.	6,000	188,820

		368,020

Textiles, Apparel & Luxury Goods – 1.2%
NIKE, Inc. Class B	2,500	149,025

TOTAL CONSUMER DISCRETIONARY		982,725

CONSUMER STAPLES – 3.3%
Food Products – 0.8%
Archer-Daniels-Midland Co.	2,770	93,487

Household Products – 2.5%
Kimberly-Clark Corp.	2,500	149,450
The Procter & Gamble Co.	2,460	149,593

		299,043

TOTAL CONSUMER STAPLES		392,530

ENERGY – 10.7%
Energy Equipment & Services – 6.6%
Atwood Oceanics, Inc. (a)	2,000	248,680
Diamond Offshore Drilling, Inc.	1,500	208,710
Noble Corp.	2,000	129,920
Schlumberger Ltd.	2,000	214,860

		802,170

Oil, Gas & Consumable Fuels – 4.1%
Exxon Mobil Corp.	1,250	110,163
Marathon Oil Corp.	2,500	129,675
Murphy Oil Corp.	1,500	147,075
Royal Dutch Shell plc – ADR	1,250	102,137

		489,050

TOTAL ENERGY		1,291,220

FINANCIALS – 11.7%
Commercial Banks – 2.0%
M&T Bank Corp.	1,200	84,648
U.S. Bancorp	3,000	83,670
Wells Fargo & Co.	3,210	76,237

		244,555

Consumer Finance – 3.4%
Ezcorp, Inc. (a)	12,500	159,375
World Acceptance Corp. (a)	7,500	252,525

		411,900

Diversified Financial Services – 1.4%
Bank of America Corp.	3,960	94,525
JPMorgan Chase & Co.	2,250	77,198

		171,723

Insurance – 3.7%
AFLAC, Inc.	3,400	213,520
Manulife Financial Corp.	2,590	89,899
MetLife, Inc.	1,690	89,181
Prudential Financial, Inc.	840	50,182

		442,782

Real Estate Investment Trusts – 1.2%
Anthracite Capital, Inc.	20,000	140,800

TOTAL FINANCIALS		1,411,760

HEALTH CARE – 2.1%
Health Care Providers & Services – 2.1%
McKesson Corp.	2,000	111,820
Medco Health Solutions, Inc. (a)	3,000	141,600

TOTAL HEALTH CARE		253,420

INDUSTRIALS – 11.4%
Aerospace & Defense – 2.3%
Lockheed Martin Corp.	1,500	147,990
Northrop Grumman Corp.	2,000	133,800

		281,790

Industrial Conglomerates – 0.5%
General Electric Co.	2,280	60,853

Machinery – 1.9%
Parker Hannifin Corp.	1,500	106,980
Watts Water Technologies, Inc.	5,000	124,500

		231,480

Marine – 1.3%
Diana Shipping, Inc.	5,000	153,550

Road & Rail – 5.4%
Burlington Northern Santa Fe Corp.	2,500	249,725
Ryder System, Inc.	2,500	172,200
Union Pacific Corp.	3,000	226,500

		648,425

TOTAL INDUSTRIALS		1,376,098

INFORMATION TECHNOLOGY – 12.2%
Computers & Peripherals – 1.6%
International Business Machines Corp.	1,600	189,648

Electronic Equipment & Instruments – 2.1%
Ingram Micro, Inc. Class A (a)	7,500	133,125
Tech Data Corp. (a)	3,500	118,615

		251,740

Internet Software & Services – 0.8%
Google, Inc. Class A (a)	180	94,756

IT Services – 3.3%
Accenture Ltd.	3,380	137,634
Cognizant Technology Solutions Corp. Class A (a)	3,810	123,863

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 67.6%	Shares	Value

IT Services (continued)

Mastercard, Inc. Class A	520	$138,070

		399,567

Office Electronics – 1.0%
Canon, Inc. – ADR	2,510	128,537

Semiconductor & Semiconductor Equipment – 1.3%
Intel Corp.	7,500	161,100

Software – 2.1%
Microsoft Corp.	5,020	138,100
The9 Ltd. – ADR (a)	5,000	112,900

		251,000

TOTAL INFORMATION TECHNOLOGY		1,476,348

MATERIALS – 3.3%
Chemicals – 1.6%
Monsanto Co.	1,500	189,660

Metals & Mining – 1.7%
Companhia Vale do Rio Doce – ADR	3,500	125,370
Freeport-McMoRan Copper & Gold, Inc.	750	87,892

		213,262

TOTAL MATERIALS		402,922

TELECOMMUNICATION SERVICES – 2.8%
Diversified Telecommunication Services – 1.6%
AT&T, Inc.	2,200	74,118
Telefonica SA – ADR	1,520	120,962

		195,080

Wireless Telecommunication Services – 1.2%
America Movil S.A.B. de C.V. – ADR	2,600	137,150

TOTAL TELECOMMUNICATION SERVICES		332,230

UTILITIES – 1.9%
Electric Utilities – 0.8%
Edison International	2,000	102,760

Water Utilities – 1.1%
Companhia de Saneamento Basico do Estado de Sao Paulo — ADR	2,500	127,900

TOTAL UTILITIES		230,660

Total Common Stocks (Cost $7,750,750)		$8,149,913

	Face	Fair
Corporate Bonds – 19.7%	Amount	Value

CONSUMER DISCRETIONARY – 3.6%
Automobiles – 0.3%
Daimler Finance North America LLC 6.500%, 11/15/2013	$30,000	$31,144

Leisure Equipment & Products – 0.4%
Eastman Kodak Co. 7.250%, 11/15/2013	50,000	48,875

Media – 0.4%
Time Warner Entertainment Co. LP 7.250%, 09/01/2008	50,000	50,274

Multiline Retail – 0.5%
Dillard’s Inc. 9.500%, 09/01/2009	15,000	15,338
9.125%, 08/01/2011	46,000	45,770

		61,108

Specialty Retail – 2.0%
Rent-A-Center, Inc. 7.500%, 05/01/2010	250,000	243,125

TOTAL CONSUMER DISCRETIONARY		434,526

ENERGY – 0.9%
Oil, Gas & Consumable Fuels – 0.9%
El Paso Corp. 6.750%, 05/15/2009	50,000	50,461
Petrobras International Finance Co. 7.750%, 09/15/2014	50,000	55,000

TOTAL ENERGY		105,461

FINANCIALS – 13.7%
Capital Markets – 4.0%
Lehman Brothers Holdings, Inc. 3.500%, 08/07/2008	50,000	49,917
Merrill Lynch & Co., Inc. 6.030%, 05/05/2014 (b)	150,000	140,688
Merrill Lynch & Co., Inc. 5.000%, 02/03/2014	10,000	9,067
Morgan Stanley 2.993%, 01/15/2010 (b)	100,000	97,926
5.375%, 10/15/2015	100,000	91,625
The Goldman Sachs Group, Inc. 5.125%, 01/15/2015	100,000	95,851

		485,074

Consumer Finance – 5.7%
American Express Credit Corp. 2.602%, 02/24/2012 (b)	200,000	188,394
Capital One Bank 4.250%, 12/01/2008	250,000	249,566
Ford Motor Credit Co. 5.625%, 10/01/2008	30,000	29,493
GMAC LLC 7.750%, 01/19/2010	20,000	17,108
HSBC Finance Corp. 7.000%, 05/15/2012	50,000	51,834
6.375%, 11/27/2012	50,000	51,319
HSBC Finance Corp. 6.230%, 11/10/2013	100,000	98,420

		686,134

Diversified Financial Services – 3.5%
Caterpillar Financial Services Corp. 4.000%, 07/15/2009	10,000	9,929
CIT Group, Inc. 5.850%, 09/15/2016	100,000	69,099
Citigroup, Inc. 5.125%, 05/05/2014	40,000	38,245

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Fair
Corporate Bonds – 19.7%	Amount	Value

Diversified Financial Services (continued)

General Electric Capital Corp. 2.816%, 03/16/2009 (b)	$300,000	$300,064

		417,337

Insurance – 0.5%
GE Insurance Solutions Corp. 7.000%, 02/15/2026	40,000	40,425
Unum Group 7.190%, 02/01/2028	30,000	26,259

		66,684

TOTAL FINANCIALS		1,655,229

INDUSTRIALS – 1.0%
Industrial Conglomerates – 0.1%
General Electric Co. 5.000%, 02/01/2013	15,000	15,123

Machinery – 0.9%
Case New Holland, Inc. 6.000%, 06/01/2009	100,000	99,750

TOTAL INDUSTRIALS		114,873

INFORMATION TECHNOLOGY – 0.5%
Computers & Peripherals – 0.5%
International Business Machines Corp. 8.375%, 11/01/2019	50,000	60,786

TOTAL INFORMATION TECHNOLOGY		60,786

Total Corporate Bonds (Cost $2,436,269)		$2,370,875

	Face	Fair
U.S. Government Agency Issues – 6.4%	Amount	Value

Federal Home Loan Bank 4.500%, 09/16/2013	$20,000	$20,299
5.375%, 08/15/2018	20,000	20,931
Federal Home Loan Mortgage Corporation 5.125%, 10/15/2008	300,000	302,301
5.000%, 09/09/2016	15,000	14,946
5.250%, 07/27/2017	25,000	25,019
Federal National Mortgage Association 3.375%, 12/15/2008	40,000	40,156
4.875%, 04/15/2009	100,000	101,580
5.500%, 03/15/2011	100,000	105,133
Pool #099999, 5.250%, 08/01/2012	100,000	101,295
5.000%, 07/09/2018	25,000	24,763
5.250%, 04/15/2019	20,000	19,890

Total U.S. Government Agency Issues
(Cost $764,735)		$776,313

	Face	Fair
U.S. Treasury Obligations – 4.2%	Amount	Value

U.S. Treasury Notes 3.125% 09/15/2008	$500,000	$501,485

Total U.S. Treasury Obligations (Cost $499,807)		$501,485

	Face	Fair
Short-Term Notes – 4.7%	Amount	Value

Federal Home Loan Bank Discount Note 2.040%, 07/01/2008	$563,000	$563,000

Total Short-Term Notes
(Cost $563,000)		$563,000

Total Investments – 102.6% (Cost $12,014,561) (c)		$12,361,586
Liabilities in Excess of Other Assets – (2.6)%		(310,614)

Net Assets – 100.0%		$12,050,972

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is a variable rate instrument in which the coupon rate is adjusted monthly or quarterly in concert with U.S. LIBOR or Consumer Price Index. Interest rates stated are those in effect at June 30, 2008.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements

Ohio National Fund, Inc.
Balanced Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $11,451,561)	$11,798,586
Short-term notes	563,000
Cash	833
Receivable for securities sold	208,217
Receivable for fund shares sold	20,721
Dividends and accrued interest receivable	51,353
Prepaid expenses and other assets	45

Total assets	12,642,755

Liabilities:
Payable for securities purchased	559,583
Payable for fund shares redeemed	14,936
Payable for investment management services	7,578
Payable for compliance services	532
Accrued custody expense	479
Accrued professional fees	5,606
Accrued accounting fees	2,217
Accrued printing and filing fees	738
Other accrued expenses	114

Total liabilities	591,783

Net assets	$12,050,972

Net assets consist of:
Par value, $1 per share	$882,708
Paid-in capital in excess of par value	10,396,566
Accumulated net realized gain on investments	150,763
Net unrealized appreciation on investments	347,025
Undistributed net investment income	273,910

Net assets	$12,050,972

Shares outstanding	882,708

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$13.65

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$91,460
Dividends (net of withholding tax of $1,246)	85,145

Total investment income	176,605

Expenses:
Management fees	42,260
Custodian fees	1,891
Directors’ fees	415
Professional fees	5,896
Accounting fees	6,719
Printing and filing fees	767
Compliance expense	2,667
Other	73

Total expenses	60,688

Net investment income	115,917

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(408,642)
Change in unrealized appreciation/depreciation on investments	(527,589)

Net realized/unrealized gain (loss) on investments	(936,231)

Change in net assets from operations	$(820,314)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$115,917	$157,993
Net realized gain (loss) on investments	(408,642)	559,405
Change in unrealized appreciation/depreciation on investments	(527,589)	300,375

Change in net assets from operations	(820,314)	1,017,773

Capital transactions:
Received from shares sold	3,525,449	4,698,040
Paid for shares redeemed	(1,611,554)	(2,402,259)

Change in net assets from capital transactions	1,913,895	2,295,781

Change in net assets	1,093,581	3,313,554
Net Assets:
Beginning of period	10,957,391	7,643,837

End of period	$12,050,972	$10,957,391

Undistributed net investment income	$273,910	$157,993

 Financial Highlights

	Six-Month Period					Period from
	Ended June 30, 2008		Years Ended December 31,			May 1, 2004* to
	(Unaudited)		2007	2006	2005	December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$14.70		$13.09	$11.70	$11.33	$10.00
Operations:
Net investment income	0.10		0.20	0.17	0.06	0.04
Net realized and unrealized gain (loss) on investments	(1.15)		1.41	1.37	0.33	1.29

Total from operations	(1.05)		1.61	1.54	0.39	1.33

Distributions:
Distributions from net investment income	—		—	(0.15)	(0.02)	—

Net asset value, end of period	$13.65		$14.70	$13.09	$11.70	$11.33

Total return	(7.14	)%(b)	12.30%	13.12%	3.47%	13.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$12.1		$11.0	$7.6	$4.1	$1.7
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.08	%(a)	1.13%	1.31%	1.50%	1.46	%(a)
Net investment income	2.06	%(a)	1.77%	1.95%	0.99%	0.78	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.08	%(a)	1.13%	1.31%	1.55%	3.52	%(a)
Portfolio turnover rate	41%		81%	105%	118%	39%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing within under-priced industries.

 Performance as of June 30, 2008

Average Annual Total Returns:

One year	-2.63%
Since inception (5/1/04)	4.16%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Income Opportunity Portfolio returned -5.12% versus -11.12% for the current benchmark, the S&P Composite 1500 Index.

The dominant theme of the first six months of 2008 has been market volatility as investors were influenced by many different concerns. During this time period, crude oil rose over 46% to $140 per barrel, the Chicago Board Options Exchange Volatility Index (VIX) averaged a value of 23.32 (46% higher than its previous five year average of 15.90), and persistent subprime issues all contributed to investors’ concerns. In order to better explain the market environment during the first six months of 2008, we will break down market movements into 5 different time periods.

The year began with a significant sell-off of the sectors that had been market leaders for the past few years. The biggest sell-offs were in the Energy, Materials, and Information Technology sectors. Recession resistant sectors such as Health Care, Consumer Staples, and Utilities held up better than the other sectors. The sell-off was short but aggressive, as the S&P Composite 1500 Index lost 10.8% between 12/31/07 and 01/22/08.

This initial sell-off was quickly reversed between 01/22/08 and 02/01/08 as the market rebounded with a 6.9% gain in only a 10-day time period. This rebound was led by both the Financials and Consumer Discretionary sectors as they had returns of 13.9% and 10.2% respectively. Additionally, the sectors that held up during the first part of the year — Health Care, Consumer Staples, and Utilities — lagged on the upside.

Next, from 02/01/08 to 03/10/08, the S&P Composite 1500 Index fell another 8.6% as the Financials and Consumer Discretionary sectors offset their earlier gains due to subprime write-offs and recessionary concerns. Financials lost 19.8% while Consumer Discretionary lost 10.8%. This sell-off also sent the S&P Composite 1500 Index into official correction territory on a year-to-date basis, as the index was down 12.9%.

Then from 03/10/08 to 05/19/08 we had indications we believed could signal a market bottom as investors’ concerns began to subside due to an increase in Federal Reserve action, a cut of 100 basis points in the Fed Funds Rate, and a significant drop in the VIX Index. In response to this, the market had a rally with the S&P Composite 1500 Index returning 13.0%. This rally was led by the Energy and Materials sectors which are the same sectors we have seen lead over the past 5 years with both rebounding over 20%. Unfortunately, the rally proved to be short lived as recessionary concerns spooked investors and the second quarter ended with a strong 9.7% sell-off. Again, the sell-off was lead by the Financials sector, -14.6%, and the Consumer Discretionary sector, -21.2%.

The first half of 2008 proved to be very challenging for ICON’s system as market volatility created a lack of sustainable sector or industry based leadership. The primary factor that led to the Portfolio out-performing the index during this down market period was our option hedging strategy. Sectors that played a role in the Portfolio’s out-performance were Industrials and Information Technology. Exposure to the Telecommunications Services, Utilities and Financials sectors were a drag on performance for the first half of the year. From an industry perspective, over-weight positions in the trucking, oil & gas equipment & services, data processing & outsourced services, and steel industries all had a positive impact on performance. Exposure to mortgage REITS and managed health care industries were the largest burden on performance.(1)

The five best performers in the Portfolio were Ryder System Inc., Helmerich & Payne Inc., Weatherford International Ltd., ArcelorMittal, and Halliburton Co. The five worst performers in the Portfolio were Thornburg Mortgage Inc., Arbor Realty Trust Inc., Redwood, Trust Inc., UnitedHealth Group Inc., and Suntech Power Holdings Co. Ltd. The five largest contributors to the Portfolio’s out-performance were Ryder System Inc., Weatherford International Ltd., ArcelorMittal, Mastercard, Inc., and Visa, Inc. The five largest detractors to the Portfolio’s returns were Intel Corp., Vimpel-Communications, Thornburg Mortgage Inc., UnitedHealth Group Inc., and First Solar Inc.(1)

As of June 30, our quantitative analysis indicated that the U.S. equity market was trading at about a 31% discount to our calculation of fair value. We therefore believe that equity prices may reverse course from the first half of the year and rally during the second half. Further, our quantitative analysis suggests to us that the Consumer Discretionary sector and the Financials sector may be positioned to lead the market higher. These two sectors are the most undervalued of the nine we track. Lastly, in evaluating the outlook for how our options hedging strategy may influence the Portfolio going forward, the level of market volatility will have the most impact. Should volatility in the market remain high, option market-makers will most likely pay more, relative to historical averages, for the calls we write. On the other hand, if market volatility declines the reverse will occur. Since predicting market volatility is virtually impossible, we will simply continue to implement our disciplined hedging strategy.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	98.4
Purchased Options	0.5
Written Options Outstanding	(2.0)
Short-Term Notes and Other Net Assets	3.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Union Pacific Corp.	2.4
2.	Google, Inc. Class A	2.1
3.	Ryder System, Inc.	1.9
4.	The Goldman Sachs Group, Inc.	1.8
5.	ConocoPhillips	1.7
6.	Entergy Corp.	1.7
7.	International Business Machines Corp.	1.7
8.	America Movil S.A.B. de C.V. – ADR	1.6
9.	Murphy Oil Corp.	1.6
10.	Eaton Corp.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Industrials	19.9
Information Technology	19.0
Consumer Discretionary	13.5
Energy	11.7
Financials	11.3
Materials	5.9
Health Care	5.1
Consumer Staples	4.5
Utilities	4.3
Telecommunication Services	3.2

98.4

Ohio National Fund, Inc.
Income Opportunity Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.4%	Shares	Value

CONSUMER DISCRETIONARY – 13.5%
Auto Components – 0.4%
Johnson Controls, Inc. (b)	700	$20,076

Household Durables – 0.5%
Toll Brothers, Inc. (a) (b)	1,300	24,349

Leisure Equipment & Products – 0.9%
Polaris Industries, Inc. (b)	1,100	44,418

Media – 2.0%
Comcast Corp. Class A	2,400	45,528
DISH Network Corp. (a)	900	26,352
Time Warner, Inc.	1,700	25,160

		97,040

Multiline Retail – 1.3%
Dollar Tree, Inc. (a)	600	19,614
Kohl’s Corp. (a) (b)	1,100	44,044

		63,658

Specialty Retail – 5.3%
Foot Locker, Inc.	1,400	17,430
Guess ?, Inc.	500	18,725
Lowe’s Companies, Inc. (b)	1,400	29,050
Rent-A-Center, Inc. (a) (b)	3,100	63,767
Ross Stores, Inc.	1,300	46,176
The Home Depot, Inc. (b)	2,600	60,892
The TJX Cos., Inc. (b)	900	28,323

		264,363

Textiles, Apparel & Luxury Goods – 3.1%
Coach, Inc. (a) (b)	900	25,992
NIKE Inc., Class B (b)	1,200	71,532
V.F. Corp. (b)	800	56,944

		154,468

TOTAL CONSUMER DISCRETIONARY		668,372

CONSUMER STAPLES – 4.5%
Food & Staples Retailing – 3.3%
CVS/Caremark Corp.	1,200	47,484
SUPERVALU, Inc.	1,200	37,068
Sysco Corp.	900	24,759
Wal-Mart Stores, Inc. (b)	1,000	56,200

		165,511

Household Products – 1.2%
The Procter & Gamble Co. (b)	1,000	60,810

TOTAL CONSUMER STAPLES		226,321

ENERGY – 11.7%
Energy Equipment & Services – 6.6%
Diamond Offshore Drilling, Inc. (b)	300	41,742
Halliburton Co.	900	47,763
Nabors Industries Ltd. (a) (b)	1,500	73,845
Smith International, Inc. (b)	600	49,884
Transocean, Inc. (a) (b)	300	45,717
Weatherford International Ltd. (a) (b)	1,400	69,426

		328,377

Oil, Gas & Consumable Fuels – 5.1%
ConocoPhillips	900	84,951
Frontline Ltd.	600	41,868
General Maritime Corp.	1,800	46,764
Murphy Oil Corp. (b)	800	78,440

		252,023

TOTAL ENERGY		580,400

FINANCIALS – 11.3%
Capital Markets – 3.1%
Credit Suisse Group AG – ADR	500	22,655
The Bank Of New York Mellon Corp. (b)	1,100	41,613
The Goldman Sachs Group, Inc. (b)	500	87,450

		151,718

Commercial Banks – 1.6%
Banco Santander S.A. – ADR (b)	2,900	52,751
Wells Fargo & Co.	1,200	28,500

		81,251

Consumer Finance – 2.9%
Capital One Financial Corp. (b)	1,500	57,015
Cash America International, Inc.	1,200	37,200
World Acceptance Corp. (a) (b)	1,500	50,505

		144,720

Diversified Financial Services – 2.5%
ING Groep NV – ADR	1,800	56,790
JPMorgan Chase & Co.	1,900	65,189

		121,979

Insurance – 0.8%
AFLAC, Inc. (b)	600	37,680

Real Estate Investment Trust – 0.4%
Redwood Trust, Inc.	800	18,232

TOTAL FINANCIALS		555,580

HEALTH CARE – 5.1%
Health Care Equipment & Supplies – 1.0%
Baxter International, Inc.	800	51,152

Health Care Providers & Services – 0.5%
Express Scripts, Inc. (a)	400	25,088

Pharmaceuticals – 3.6%
Abbott Laboratories	1,400	74,158
Johnson & Johnson	1,000	64,340
Novartis AG – ADR	700	38,528

		177,026

TOTAL HEALTH CARE		253,266

INDUSTRIALS – 19.9%
Aerospace & Defense – 0.6%
Lockheed Martin Corp.	300	29,598

Air Freight & Logistics – 0.6%
Pacer International, Inc. (b)	1,400	30,114

Building Products – 0.4%
Apogee Enterprises, Inc. (b)	1,300	21,008

Commercial Services & Supplies – 0.6%
Manpower, Inc.	500	29,120

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.4%	Shares	Value

Electrical Equipment – 0.9%
Acuity Brands, Inc.	900	$43,272

Machinery – 5.8%
Caterpillar, Inc. (b)	700	51,674
Cummins, Inc. (b)	900	58,968
Eaton Corp. (b)	900	76,473
Ingersoll-Rand Co. Ltd. Class A (b)	1,400	52,402
Manitowoc Co., Inc. (b)	800	26,024
Parker Hannifin Corp. (b)	300	21,396

		286,937

Marine – 2.3%
DryShips, Inc.	300	24,054
Eagle Bulk Shipping, Inc.	1,100	32,527
Genco Shipping & Trading Ltd.	600	39,120
Kirby Corp. (a)	400	19,200

		114,901

Road & Rail – 6.9%
Arkansas Best Corp. (b)	1,100	40,304
Norfolk Southern Corp. (b)	800	50,136
Old Dominion Freight Line, Inc. (a)	1,100	33,022
Ryder System, Inc. (b)	1,400	96,432
Union Pacific Corp. (b)	1,600	120,800

		340,694

Trading Companies & Distributors – 1.8%
MSC Industrial Direct Co., Inc. Class A (b)	900	39,699
WESCO International, Inc. (a) (b)	1,200	48,048

		87,747

TOTAL INDUSTRIALS		983,391

INFORMATION TECHNOLOGY – 19.0%
Communications Equipment – 2.1%
Harris Corp. (b)	700	35,343
Research In Motion Ltd. (a) (b)	600	70,140

		105,483

Computers & Peripherals – 3.4%
Dell, Inc. (a)	1,500	32,820
International Business Machines Corp. (b)	700	82,971
Western Digital Corp. (a) (b)	1,500	51,795

		167,586

Electronic Equipment & Instruments – 1.1%
Jabil Circuit, Inc.	3,200	52,512

Internet Software & Services – 2.1%
Google, Inc. Class A (a) (b)	200	105,284

IT Services – 3.8%
Accenture Ltd. (b)	900	36,648
Cognizant Technology Solutions Corp. Class A (a) (b)	800	26,008
Computer Sciences Corp. (a)	900	42,156
Mastercard, Inc. Class A	100	26,552
Visa, Inc. (a)	700	56,917

		188,281

Office Electronics – 0.7%
Canon, Inc. – ADR (b)	700	35,847

Semiconductor & Semiconductor Equipment – 3.8%
Altera Corp. (b)	1,500	31,050
Intel Corp. (b)	2,500	53,700
Linear Technology Corp. (b)	1,000	32,570
Microsemi Corp. (a) (b)	1,400	35,252
Xilinx, Inc.	1,400	35,350

		187,922

Software – 2.0%
Microsoft Corp. (b)	1,700	46,767
Oracle Corp. (a) (b)	2,400	50,400

		97,167

TOTAL INFORMATION TECHNOLOGY		940,082

MATERIALS – 5.9%
Chemicals – 3.0%
CF Industries Holdings, Inc.	200	30,560
Monsanto Co.	600	75,864
Valspar Corp.	2,200	41,602

		148,026

Construction Materials – 0.9%
Cemex S.A.B. de C.V. – ADR (a) (b)	1,800	44,460

Metals & Mining – 2.0%
ArcelorMittal – ADR	300	29,721
Freeport-McMoRan Copper & Gold, Inc. (b)	600	70,314

		100,035

TOTAL MATERIALS		292,521

TELECOMMUNICATION SERVICES – 3.2%
Diversified Telecommunication Services – 1.1%
Telefonica SA – ADR (b)	300	23,874
Telefonos de Mexico S.A.B. de C.V. – ADR (b)	800	18,944
Telmex Internacional S.A.B. de C.V. – ADR (a) (b)	800	12,880

		55,698

Wireless Telecommunication Services – 2.1%
America Movil S.A.B. de C.V. – ADR (b)	1,500	79,125
Vimpel-Communications – ADR	800	23,744

		102,869

TOTAL TELECOMMUNICATION SERVICES		158,567

UTILITIES – 4.3%
Electric Utilities – 4.0%
DPL, Inc.	1,800	47,484
Edison International	400	20,552
Entergy Corp. (b)	700	84,336

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.4%	Shares	Value

Electric Utilities (continued)

FPL Group, Inc.	700	$45,906

		198,278

Independent Power Producers & Energy Traders – 0.3%
NRG Energy, Inc. (a)	300	12,870

TOTAL UTILITIES		211,148

Total Common Stocks (Cost $4,695,358)		$4,869,648

		Fair
Purchased Options – 0.5%	Contracts	Value

S&P 500 Index Put Options (a) Expiration: July 2008, Exercise Price: $1,260.00	15	$26,250

Total Purchased Options (Cost $27,025)		$26,250

	Face	Fair
Short-Term Notes – 0.7%	Amount	Value

Federal Home Loan Bank Discount Note 1.820%, 07/01/2008	$33,000	$33,000

Total Short-Term Notes (Cost $33,000)		$33,000

Total Investments – 99.6% (Cost $4,755,383) (c)		$4,928,898
Total Written Options Outstanding – (2.0%) (see following schedule)		(96,200)
Other Assets in Excess of Liabilities – 2.4%		117,891

Net Assets – 100.0%		$4,950,589

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding at June 30, 2008. Outstanding written call options are presented in the following schedule.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

Schedule of Written Options Outstanding — Call Options	June 30, 2008 (Unaudited)

		Fair
	Contracts	Value

S&P 500 Index Call Option
Expiration: July 2008,
Exercise Price: $1,280.00	37	$96,200

Total Written Options Outstanding (Premiums received of $110,950)	37	$96,200

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $4,722,383)	$4,895,898
Short-term notes	33,000
Cash	144,817
Receivable for fund shares sold	1,196
Dividends and accrued interest receivable	3,222
Prepaid expenses and other assets	22

Total assets	5,078,155

Liabilities:
Options written, at fair value (premiums received of $110,950)	96,200
Payable for fund shares redeemed	18,229
Payable for investment management services	3,317
Payable for compliance services	532
Accrued custody expense	970
Accrued professional fees	6,561
Accrued accounting fees	1,353
Accrued printing and filing fees	281
Other accrued expenses	123

Total liabilities	127,566

Net assets	$4,950,589

Net assets consist of:
Par value, $1 per share	$417,717
Paid-in capital in excess of par value	3,893,690
Accumulated net realized gain on investments and written options	436,827
Net unrealized appreciation/depreciation on:
Investments	173,515
Written options	14,750
Undistributed net investment income	14,090

Net assets	$4,950,589

Shares outstanding	417,717

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$11.85

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$4,098
Dividends (net of withholding tax of $1,372)	49,730

Total investment income	53,828

Expenses:
Management fees	19,638
Custodian fees	7,660
Directors’ fees	179
Professional fees	5,806
Accounting fees	3,444
Printing and filing fees	308
Compliance expense	2,667
Other	40

Total expenses	39,742

Net investment income	14,086

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on investments and written options	242,156
Foreign currency related transactions	4
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	(513,248)

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	(271,088)

Change in net assets from operations	$(257,002)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$14,086	$(1,922)
Net realized gain (loss) on investments, foreign currency related transactions, and written options	242,160	213,928
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	(513,248)	188,903

Change in net assets from operations	(257,002)	400,909

Capital transactions:
Received from shares sold	540,128	1,519,385
Paid for shares redeemed	(515,319)	(2,407,019)

Change in net assets from capital transactions	24,809	(887,634)

Change in net assets	(232,193)	(486,725)
Net Assets:
Beginning of period	5,182,782	5,669,507

End of period	$4,950,589	$5,182,782

Undistributed net investment income	$14,090	$—

 Financial Highlights

	Six-Month Period					For the Period from
	Ended June 30, 2008		Years Ended December 31,			May 1, 2004* to
	(Unaudited)		2007	2006	2005	December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$12.49		$11.53	$11.07	$10.75	$10.00
Operations:
Net investment income (loss)	0.03		—	0.01	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	(0.67)		0.96	0.45	0.36	0.78

Total from operations	(0.64)		0.96	0.46	0.32	0.75

Net asset value, end of period	$11.85		$12.49	$11.53	$11.07	$10.75

Total return	(5.12	)%(b)	8.33%	4.16%	2.98%	7.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$5.0		$5.2	$5.7	$4.2	$2.0
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.62	%(a)	1.46%	1.52%	1.60%	1.49	%(a)
Net investment income (loss)	0.57	%(a)	(0.04)%	0.12%	(0.48)%	(0.53	)%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.62	%(a)	1.46%	1.52%	1.67%	2.91	%(a)
Portfolio turnover rate	107%		159%	140%	158%	70%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

 Performance as of June 30, 2008

Average Annual Total Returns:
One Year	-11.61%
Since inception (11/2/05)	2.40%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Target VIP Portfolio returned -13.57% versus -11.05% for the current benchmark, the Russell 3000 Index.

The combination of continued weakness in the residential housing market, higher energy prices, falling dollar, rising inflation and substantial losses taken by financial institutions on subprime-related mortgage debt pushed stock indices down both domestically and abroad in the first half of 2008. These and other factors also slashed economic growth in the U.S. over the past couple of quarters. The following data reflects the sharp deterioration in real GDP growth: Q3’07 up 4.9%, Q4’07 up 0.6% and Q1’08 up 1.0%. While technically not a recessionary environment (two consecutive quarters of negative growth), this climate has had a similar impact on equity valuations, particularly those of companies operating in the financial, Consumer Discretionary, Information Technology and Telecommunication Services sectors. Had the Federal Reserve (“Fed”) not moved to aggressively lower short-term lending rates (September ’07 through April ’08) the economy more than likely would have slid into a full-fledged recession.

With the bulk of the economic and financial news skewed towards the negative it is little surprise that the Conference Board’s Consumer Confidence Index reading fell from an already modest 88.6 in December 2007 to 50.4 in June 2008. The last time it was this low was February 1992 when it registered 47.3 — a period also remedied by the Fed cutting short-term lending rates to stimulate growth. In addition to the Fed’s monetary stimulus, the Bush Administration pushed through a $168 billion fiscal stimulus plan in February that entailed rebate checks for individuals totaling approximately $117 billion. Consumer spending accounts for roughly two-thirds of annual economic output in the U.S. and the surge in the price of gasoline and food has certainly crimped discretionary spending. Those rebate checks were mailed out in the second quarter. Since it can take up to nine months for a Fed rate action to impact the economy, the initial 0.50% rate cut last September 18 most likely did not work its way into the economy until June 2008. Five of the remaining six rate cuts made by the Fed will reach the nine month mark in the second half of 2008. All in all, the Fed lowered the federal funds target rate from 5.25% to 2.00%. In light of the substantial amount of stimulus being pumped into the economy, we believe the equity markets are poised for a better showing over the next six months.

Of the 10 major sectors in the S&P 500 Index, only two were in positive territory over the six-month span: Energy up 8.9% and Materials up 1.3%. Both benefited from the weakness in the U.S. dollar and rising inflation. Natural resources can be a potential hedge against such events. Only 27 of the 130 sub-sectors that comprise the S&P 500 were up, indicating how broad the sell-off was. Even the most recognizable blue chip names, such as those referenced below, were not spared.

The Portfolio lagged the S&P Composite 1500 Index and Russell 3000 Index in the first half of 2008. The top performing stocks were the following: Olympic Steel, Inc. up 139.7%; Potash Corp. of Saskatchewan, Inc. up 58.9%; Mosaic Co. up 53.4%; Axsys Technologies, Inc. up 42.0%; and Enersys up 37.1%. The worst performing stocks were the following: Sigma Designs, Inc. down 74.8%; TheStreet.com down 59.0%; Garmin Ltd. down 55.8%; Air Methods Corp. down 49.7%; and Geoeye, Inc. down 47.4%. (1)

The sector that contributed the most to the Portfolio’s return was Materials. The Portfolio was over-weighted in Materials relative to the Russell 3000 and the Portfolio’s stock selection performed significantly better than those in the index. The sectors that did not perform well were Information Technology and Energy. The Portfolio was considerably over-weighted in Information Technology stocks relative to the Russell 3000 and under-weighted in Energy. Energy stocks performed well in the first half, while technology stocks declined a little more than the Portfolio’s benchmark indices.(1)

In the first half of 2008, growth investing outpaced value investing, as measured by Standard & Poor’s. The S&P 500/Citigroup Growth Index declined 8.07%, while the S&P 500/Citigroup Value Index fell 16.02%.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

We are now using the Russell 3000 Index as the Portfolio’s primary benchmark because we believe the Portfolio’s investments more closely resemble the securities represented in that index than those in the S&P Composite 1500 Index.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	97.6
Repurchase Agreements and Other Net Assets	2.4

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	International Business Machines Corp.	4.4
2.	Apple Inc.	4.1
3.	The Walt Disney Co.	4.1
4.	Microsoft Corp.	3.7
5.	Honeywell International, Inc.	3.5
6.	JPMorgan Chase & Co.	3.4
7.	Research In Motion Ltd.	3.2
8.	Intel Corp.	3.2
9.	Google, Inc. Class A	3.1
10.	BHP Billiton Ltd. – ADR	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	32.9
Financials	15.2
Industrials	12.7
Materials	7.9
Telecommunication Services	7.8
Consumer Discretionary	7.1
Energy	6.6
Health Care	5.4
Consumer Staples	2.0

97.6

Ohio National Fund, Inc.
Target VIP Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 97.6%	Shares	Value

CONSUMER DISCRETIONARY – 7.1%
Diversified Consumer Services – 0.7%
Apollo Group, Inc. Class A (a)	4,325	$191,425

Household Durables – 0.7%
Garmin Ltd.	2,784	119,267
Universal Electronics, Inc. (a)	2,425	50,682

		169,949

Internet & Catalog Retail – 0.2%
priceline.com, Inc. (a)	455	52,534

Media – 4.1%
The Walt Disney Co.	34,191	1,066,759

Specialty Retail – 1.1%
AutoZone, Inc. (a)	687	83,134
Best Buy Co., Inc.	4,509	178,556
GameStop Corp. Class A (a)	861	34,784

		296,474

Textiles, Apparel & Luxury Goods – 0.3%
Deckers Outdoor Corp. (a)	335	46,632
Fossil, Inc. (a)	1,258	36,570

		83,202

TOTAL CONSUMER DISCRETIONARY		1,860,343

CONSUMER STAPLES – 2.0%
Beverages – 1.9%
Anheuser-Busch Companies, Inc.	2,525	156,853
PepsiCo, Inc.	5,502	349,872

		506,725

Household Products – 0.1%
The Clorox Co.	477	24,900

TOTAL CONSUMER STAPLES		531,625

ENERGY – 6.6%
Energy Equipment & Services – 1.5%
Bolt Technology Corp. (a)	1,417	31,982
ENSCO International, Inc.	175	14,129
NATCO Group, Inc. (a)	3,010	164,135
National Oilwell Varco, Inc. (a)	1,891	167,770

		378,016

Oil, Gas & Consumable Fuels – 5.1%
ENI SpA – ADR	4,521	335,594
Exxon Mobil Corp.	6,494	572,316
StatoilHydro ASA – ADR	10,756	402,059
Valero Energy Corp.	659	27,138

		1,337,107

TOTAL ENERGY		1,715,123

FINANCIALS – 15.2%
Capital Markets – 0.4%
Janus Capital Group, Inc.	3,964	104,927

Commercial Banks – 5.1%
Barclays plc – ADR	8,285	191,798
HSBC Holdings plc – ADR	3,975	304,882
Intesa Sanpaolo SpA – ADR	7,021	240,763
Lloyds TSB Group plc – ADR	8,840	218,083
Royal Bank of Scotland Group plc – ADR	37,256	159,828
Societe Generale – ADR	11,478	199,974

		1,315,328

Diversified Financial Services – 5.2%
Fortis – ADR	12,475	199,695
ING Groep NV – ADR	8,489	267,828
JPMorgan Chase & Co.	25,623	879,125

		1,346,648

Insurance – 4.5%
Aegon NV – ADR	18,701	245,170
Amtrust Financial Services, Inc.	9,990	125,874
AON Corp.	6,789	311,887
eHealth, Inc. (a)	3,924	69,298
The Chubb Corp.	8,816	432,072

		1,184,301

TOTAL FINANCIALS		3,951,204

HEALTH CARE – 5.4%
Health Care Equipment & Supplies – 1.1%
Cynosure, Inc. (a)	1,427	28,283
Intuitive Surgical, Inc. (a)	488	131,467
SurModics, Inc. (a)	3,001	134,565

		294,315

Health Care Providers & Services – 3.6%
Air Methods Corp. (a)	1,959	48,975
Amedisys, Inc. (a)	4,305	217,058
Emergency Medical Services Corp. (a)	1,576	35,665
Express Scripts, Inc. (a)	5,366	336,555
Medco Health Solutions, Inc. (a)	6,449	304,393

		942,646

Life Sciences Tools & Services – 0.7%
Kendle International, Inc. (a)	2,400	87,192
Waters Corp. (a)	1,193	76,949

		164,141

TOTAL HEALTH CARE		1,401,102

INDUSTRIALS – 12.7%
Aerospace & Defense – 5.2%
Axsys Technologies, Inc. (a)	1,479	76,967
Honeywell International, Inc.	18,113	910,722
Lockheed Martin Corp.	3,731	368,100

		1,355,789

Commercial Services & Supplies – 0.3%
GeoEye, Inc. (a)	2,895	51,270
ICF International Inc. (a)	2,377	39,506

		90,776

Construction & Engineering – 1.6%
Foster Wheeler Ltd. (a)	947	69,273
Jacobs Engineering Group, Inc. (a)	651	52,536
Layne Christensen Co. (a)	3,476	152,214
Perini Corp. (a)	4,595	151,865

		425,888

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 97.6%	Shares	Value

Electrical Equipment – 1.3%
EnerSys (a)	7,892	$270,143
Rockwell Automation, Inc.	1,351	59,079

		329,222

Industrial Conglomerates – 0.3%
McDermott International, Inc. (a)	1,206	74,639

Machinery – 3.4%
Columbus McKinnon Corp. (a)	3,060	73,685
Dynamic Materials Corp.	882	29,062
Parker Hannifin Corp.	1,489	106,195
RBC Bearings, Inc. (a)	3,506	116,820
Robbins & Myers, Inc.	5,318	265,209
Sun Hydraulics Corp.	2,748	88,678
Tennant Co.	3,094	93,037
The Middleby Corp. (a)	2,695	118,337

		891,023

Trading Companies & Distributors – 0.6%
Kaman Corp.	4,088	93,043
Rush Enterprises, Inc. Class A (a)	4,250	51,043

		144,086

TOTAL INDUSTRIALS		3,311,423

INFORMATION TECHNOLOGY – 32.9%
Communications Equipment – 5.7%
Harmonic, Inc. (a)	15,200	144,552
Nokia Corp. – ADR	20,713	507,469
Research In Motion Ltd. (a)	7,110	831,159

		1,483,180

Computers & Peripherals – 9.2%
Apple Inc. (a)	6,381	1,068,434
International Business Machines Corp.	9,732	1,153,534
Novatel Wireless, Inc. (a)	5,392	60,013
Stratasys, Inc. (a)	3,426	63,244
Western Digital Corp. (a)	1,792	61,878

		2,407,103

Electronic Equipment & Instruments – 0.5%
Flir Systems, Inc. (a)	1,647	66,819
Methode Electronics, Inc.	5,999	62,689

		129,508

Internet Software & Services – 3.4%
Baidu.com – ADR (a)	153	47,883
Google, Inc. Class A (a)	1,540	810,687
theStreet.com	4,786	31,157

		889,727

IT Services – 1.2%
Cybersource Corp. (a)	10,878	181,989
Sapient Corp. (a)	20,445	131,257

		313,246

Semiconductor & Semiconductor Equipment – 8.3%
Altera Corp.	9,320	192,924
Cypress Semiconductor Corp. (a)	1,458	36,085
Intel Corp.	38,444	825,777
MEMC Electronic Materials, Inc. (a)	7,525	463,088
National Semiconductor Corp.	7,441	152,838
Netlogic Microsystems, Inc. (a)	3,446	114,407
NVIDIA Corp. (a)	3,680	68,890
Power Integrations, Inc. (a)	4,659	147,271
Sigma Designs, Inc. (a)	930	12,918
TriQuint Semiconductor, Inc. (a)	23,312	141,271

		2,155,469

Software – 4.6%
EPIQ Systems, Inc. (a)	5,745	81,579
JDA Software Group, Inc. (a)	4,996	90,428
Microsoft Corp.	35,305	971,241
Radiant Systems, Inc. (a)	5,065	54,347

		1,197,595

TOTAL INFORMATION TECHNOLOGY		8,575,828

MATERIALS – 7.9%
Chemicals – 3.5%
Koppers Holdings, Inc.	3,340	139,846
Mosaic Co. (a)	2,349	339,900
Potash Corp. of Saskatchewan, Inc.	1,703	389,255
Sigma-Aldrich Corp.	1,098	59,138

		928,139

Metals & Mining – 4.4%
BHP Billiton Ltd. – ADR	8,948	762,280
Olympic Steel, Inc.	1,748	132,708
Southern Copper Corp.	1,587	169,222
Steel Dynamics, Inc.	2,018	78,843

		1,143,053

TOTAL MATERIALS		2,071,192

TELECOMMUNICATION SERVICES – 7.8%
Diversified Telecommunication Services – 7.5%
BT Group plc – ADR	6,168	245,055
CenturyTel, Inc.	146	5,196
Deutsche Telekom AG – ADR	15,192	248,693
France Telecom SA – ADR	9,255	274,226
Premiere Global Services, Inc. (a)	9,823	143,219
Qwest Communications International, Inc.	2,418	9,503
Telecom Italia SpA – ADR	10,690	213,372
Telefonica SA – ADR	8,499	676,350
Verizon Communications, Inc.	3,800	134,520

		1,950,134

Wireless Telecommunication Services – 0.3%
Millicom International Cellular S.A.	675	69,863

TOTAL TELECOMMUNICATION SERVICES		2,019,997

Total Common Stocks (Cost $28,252,416)		$25,437,837

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)
		Face	Fair
Repurchase Agreements – 2.2%		Amount	Value

U.S. Bank 1.250% 07/01/2008		$583,000	$583,000

Repurchase price $583,020
Collateralized by:
Federal Home Loan Mortgage Corp.
#E99430 4.500%, 09/01/2018 Fair Value: $221,118 Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $373,527
Total Repurchase Agreements (Cost $583,000)			$583,000

Total Investments – 99.8% (Cost $28,835,416) (b)			$26,020,837
Other Assets in Excess of Liabilities – 0.2%			40,497

Net Assets – 100.0%			$26,061,334

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $28,252,416)	$25,437,837
Repurchase agreements	583,000
Cash	1,386
Receivable for fund shares sold	57,595
Dividends and accrued interest receivable	12,270
Prepaid expenses and other assets	75

Total assets	26,092,163

Liabilities:
Payable for fund shares redeemed	5,897
Payable for investment management services	13,369
Payable for compliance services	532
Accrued custody expense	648
Accrued professional fees	5,683
Accrued accounting fees	2,419
Accrued printing and filing fees	1,798
Other accrued expenses	483

Total liabilities	30,829

Net assets	$26,061,334

Net assets consist of:
Par value, $1 per share	$2,464,759
Paid-in capital in excess of par value	25,082,554
Accumulated net realized gain on investments	1,091,173
Net unrealized depreciation on investments	(2,814,579)
Undistributed net investment income	237,427

Net assets	$26,061,334

Shares outstanding	2,464,759

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$10.57

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$6,609
Dividends (net of withholding tax of $33,019)	303,627

Total investment income	310,236

Expenses:
Management fees	73,830
Custodian fees	5,050
Directors’ fees	920
Professional fees	6,082
Accounting fees	7,454
Printing and filing fees	1,913
Compliance expense	2,667
Other	169

Total expenses	98,085

Net investment income	212,151

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	274,584
Change in unrealized appreciation/depreciation on investments	(3,870,448)

Net realized/unrealized gain (loss) on investments	(3,595,864)

Change in net assets from operations	$(3,383,713)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$212,151	$201,924
Net realized gain (loss) on investments	274,584	823,032
Change in unrealized appreciation/depreciation on investments	(3,870,448)	328,577

Change in net assets from operations	(3,383,713)	1,353,533

Distributions to shareholders:
Distributions from net investment income	—	(175,630)

Capital transactions:
Received from shares sold	9,107,368	12,908,446
Received from dividends reinvested	—	175,630
Paid for shares redeemed	(2,784,279)	(1,724,818)

Change in net assets from capital transactions	6,323,089	11,359,258

Change in net assets	2,939,376	12,537,161
Net Assets:
Beginning of period	23,121,958	10,584,797

End of period	$26,061,334	$23,121,958

Undistributed net investment income	$237,427	$25,276

 Financial Highlights

	Six-Month Period Ended June 30, 2008		Years Ended December 31,		For the Period from November 2, 2005* to
	(Unaudited)		2007	2006	December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$12.23		$11.23	$10.14	$10.00
Operations:
Net investment income	0.08		0.09	0.02	0.01
Net realized and unrealized gain (loss) on investments	(1.74)		1.00	1.07	0.13

Total from operations	(1.66)		1.09	1.09	0.14

Distributions:
Distributions from net investment income	—		(0.09)	—	—

Net asset value, end of period	$10.57		$12.23	$11.23	$10.14

Total return	(13.57	)%(b)	9.74%	10.76%	1.40	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$26.1		$23.1	$10.6	$1.5
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.80	%(a)	0.83%	1.26%	1.60	%(a)
Net investment income	1.72	%(a)	1.22%	0.53%	0.74	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.80	%(a)	0.83%	1.30%	7.39	%(a)
Portfolio turnover rate	71%		52%	24%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-13.14%
Since inception (11/2/05)	1.33%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Target Equity/Income Portfolio returned -15.33% versus -11.05% for the current benchmark, the Russell 3000 Index.

The combination of continued weakness in the residential housing market, higher energy prices, falling dollar, rising inflation and substantial losses taken by financial institutions on subprime-related mortgage debt pushed stock indices down both domestically and abroad in the first half of 2008. These and other factors also slashed economic growth in the U.S. over the past couple of quarters. The following data reflects the sharp deterioration in real GDP growth: Q3’07 up 4.9%, Q4’07 up 0.6% and Q1’08 up 1.0%. While technically not a recessionary environment (two consecutive quarters of negative growth), this climate has had a similar impact on equity valuations, particularly those of companies operating in the financial, Consumer Discretionary, Information Technology and Telecommunication Services sectors. Had the Federal Reserve Bank (“Fed”) not moved to aggressively lower short-term lending rates (September ’07 through April ’08) the economy more than likely would have slid into a full-fledged recession.

With the bulk of the economic and financial news skewed towards the negative it is little surprise that the Conference Board’s Consumer Confidence Index reading fell from an already modest 88.6 in December 2007 to 50.4 in June 2008. The last time it was this low was February 1992 when it registered 47.3 — a period also remedied by the Fed cutting short-term lending rates to stimulate growth. In addition to the Fed’s monetary stimulus, the Bush Administration pushed through a $168 billion fiscal stimulus plan in February that entailed rebate checks for individuals totaling approximately $117 billion. Consumer spending accounts for roughly two-thirds of annual economic output in the U.S. and the surge in the price of gasoline and food has certainly crimped discretionary spending. Those rebate checks were mailed out in the second quarter. Since it can take up to nine months for a Fed rate action to impact the economy, the initial 0.50% rate cut last September 18 most likely did not work its way into the economy until June 2008. Five of the remaining six rate cuts made by the Fed will reach the nine month mark in the second half of 2008. All in all, the Fed lowered the federal funds target rate from 5.25% to 2.00%. In light of the substantial amount of stimulus being pumped into the economy, we believe the equity markets are poised for a better showing over the next six months.

Of the 10 major sectors in the S&P 500 Index, only two were in positive territory over the six-month span: Energy up 8.9% and Materials up 1.3%. Both benefited from the weakness in the U.S. dollar and rising inflation. Natural resources can be a potential hedge against such events. Only 27 of the 130 sub-sectors that comprise the S&P 500 were up, indicating how broad the sell-off was. Even the most recognizable blue chip names, such as those referenced below, were not spared.

The Portfolio lagged the S&P 500 Index and the Russell 3000 Index in the first half of 2008. The top performing stocks were the following: Potash Corp. of Saskatchewan, Inc. up 58.9%; Mosaic Co. up 53.4%; Axsys Technologies, Inc. up 42.0%; Flir Systems, Inc. up 29.6%; and BHP Billiton Ltd. up 22.5%. The worst performing stocks were the following: Sigma Designs, Inc. down 74.8%; The South Financial Group, Inc. down 72.5%; Lee Enterprises, Inc. down 70.2%; The Colonial BancGroup Inc. down 65.3%; and Washington Mutual, Inc. down 62.6%.(1)

The sector that contributed the most to the Portfolio’s return was Materials. The Portfolio was over-weight Materials relative to the Russell 3000 and the Portfolio’s stock selection performed significantly better than those in the index. The sectors that did not perform well were Financials and Consumer Discretionary. The Portfolio was considerably over-weighted in Financials and slightly over-weighted in Consumer Discretionary stocks relative to the Russell 3000. Financial stocks were down more than double the broader market indices in the first half. The Portfolio’s stock selection in Consumer Discretionary stocks lagged those in the index.(1)

In the first half of 2008, growth investing outpaced value investing, as measured by Standard & Poor’s. The S&P 500/Citigroup Growth Index declined 8.07%, while the S&P 500/Citigroup Value Index fell 16.02%.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

We are now using the Russell 3000 Index as the Portfolio’s primary benchmark because we believe that the Portfolio’s investments more closely resemble the securities represented in that index than those in the S&P 500 Index.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets

Common Stocks (3)	97.9
Repurchase Agreements and Other Net Assets	2.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

	% of Net Assets

1.	Apple Inc.	6.5
2.	BHP Billiton Ltd. – ADR	6.4
3.	Telefonica SA – ADR	5.9
4.	Potash Corp. of Saskatchewan, Inc.	4.8
5.	Mosaic Co.	4.6
6.	Nokia Corp. – ADR	4.3
7.	Research In Motion Ltd.	4.0
8.	First Niagara Financial Group, Inc.	3.2
9.	RPM International, Inc.	3.1
10.	Sensient Technologies Corp.	3.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Materials	26.7
Financials	21.3
Information Technology	18.6
Consumer Discretionary	10.1
Telecommunication Services	5.9
Utilities	5.8
Industrials	3.5
Consumer Staples	2.6
Energy	2.5
Health Care	0.9

97.9

Ohio National Fund, Inc.
Target Equity/Income Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

CONSUMER DISCRETIONARY – 10.1%
Auto Components – 2.8%
Superior Industries International Inc.	63,103	$1,065,179

Diversified Consumer Services – 0.6%
Apollo Group, Inc. Class A (a)	5,172	228,913

Household Durables – 3.3%
Garmin Ltd.	6,786	290,712
La-Z-Boy, Inc.	124,483	952,295

		1,243,007

Internet & Catalog Retail – 0.8%
priceline.com, Inc. (a)	2,618	302,274

Media – 0.8%
Lee Enterprises, Inc.	79,301	316,411

Specialty Retail – 0.5%
GameStop Corp. Class A (a)	4,959	200,343

Textiles, Apparel & Luxury Goods – 1.3%
Deckers Outdoor Corp. (a)	1,930	268,656
Fossil, Inc. (a)	7,240	210,467

		479,123

TOTAL CONSUMER DISCRETIONARY		3,835,250

CONSUMER STAPLES – 2.6%
Tobacco – 2.6%
Universal Corp.	22,083	998,593

TOTAL CONSUMER STAPLES		998,593

ENERGY – 2.5%
Energy Equipment & Services – 2.5%
National Oilwell Varco, Inc. (a)	10,892	966,338

TOTAL ENERGY		966,338

FINANCIALS – 21.3%
Commercial Banks – 9.4%
First Bancorp/Puerto Rico	156,340	991,195
KeyCorp	48,719	534,935
The Colonial BancGroup Inc.	86,830	383,789
The South Financial Group, Inc.	74,003	290,092
Umpqua Holdings Corp.	76,307	925,604
Wachovia Corp.	30,281	470,264

		3,595,879

Diversified Financial Services – 2.4%
JPMorgan Chase & Co.	26,636	913,881

Insurance – 2.4%
Zenith National Insurance Corp.	26,127	918,625

Thrifts & Mortgage Finance – 7.1%
First Niagara Financial Group, Inc.	95,463	1,227,654
Peoples United Financial, Inc.	65,955	1,028,898
Washington Mutual, Inc.	88,159	434,624

		2,691,176

TOTAL FINANCIALS		8,119,561

HEALTH CARE – 0.9%
Health Care Equipment & Supplies – 0.9%
Intuitive Surgical, Inc. (a)	1,192	321,125

TOTAL HEALTH CARE		321,125

INDUSTRIALS – 3.5%
Aerospace & Defense – 1.2%
Axsys Technologies, Inc. (a)	8,520	443,381

Construction & Engineering – 0.8%
Jacobs Engineering Group, Inc. (a)	3,752	302,786

Industrial Conglomerates – 1.1%
McDermott International, Inc. (a)	6,946	429,888

Machinery – 0.4%
Dynamic Materials Corp.	5,078	167,320

TOTAL INDUSTRIALS		1,343,375

INFORMATION TECHNOLOGY – 18.6%
Communications Equipment – 8.3%
Nokia Corp. – ADR	66,603	1,631,774
Research In Motion Ltd. (a)	12,982	1,517,596

		3,149,370

Computers & Peripherals – 7.4%
Apple Inc. (a)	14,804	2,478,782
Western Digital Corp. (a)	10,316	356,211

		2,834,993

Electronic Equipment & Instruments – 1.0%
Flir Systems, Inc. (a)	9,481	384,644

Semiconductor & Semiconductor Equipment – 1.9%
Cypress Semiconductor Corp. (a)	8,396	207,801
MEMC Electronic Materials, Inc. (a)	7,100	436,934
Sigma Designs, Inc. (a)	5,357	74,409

		719,144

TOTAL INFORMATION TECHNOLOGY		7,088,151

MATERIALS – 26.7%
Chemicals – 15.5%
Mosaic Co. (a)	12,213	1,767,221
Potash Corp. of Saskatchewan, Inc.	8,013	1,831,531
RPM International, Inc.	56,538	1,164,683
Sensient Technologies Corp.	40,063	1,128,174

		5,891,609

Metals & Mining – 8.9%
BHP Billiton Ltd. – ADR	28,469	2,425,274
Southern Copper Corp.	9,139	974,492

		3,399,766

Paper & Forest Products – 2.3%
MeadWestvaco Corp.	36,326	866,012

TOTAL MATERIALS		10,157,387

TELECOMMUNICATION SERVICES – 5.9%
Diversified Telecommunication Services – 5.9%
Telefonica SA – ADR	28,121	2,237,869

TOTAL TELECOMMUNICATION SERVICES		2,237,869

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

UTILITIES – 5.8%
Multi-Utilities – 5.8%
DTE Energy Co.	25,795	$1,094,740
NiSource, Inc.	61,094	1,094,805

TOTAL UTILITIES		2,189,545

Total Common Stocks (Cost $43,201,975)		$37,257,194

	Face	Fair
Repurchase Agreements – 1.7%	Amount	Value

U.S. Bank 1.250% 07/01/2008	$659,000	$659,000

Repurchase price $659,023 Collateralized by:
Federal Home Loan Mortgage Corp. #E99430 4.500%, 09/01/2018 Fair Value: $249,943 Federal National Mortgage Association #555408 5.000%, 04/01/2033 Fair Value: $422,220
Total Repurchase Agreements (Cost $659,000)		$659,000

Total Investments – 99.6% (Cost $43,860,975) (b)		$37,916,194
Other Assets in Excess of Liabilities – 0.4%		157,704

Net Assets – 100.0%		$38,073,898

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $43,201,975)	$37,257,194
Repurchase agreements	659,000
Cash	10,592
Receivable for fund shares sold	134,621
Dividends and accrued interest receivable	52,384
Prepaid expenses and other assets	135

Total assets	38,113,926

Liabilities:
Payable for fund shares redeemed	8,701
Payable for investment management services	19,732
Payable for compliance services	532
Accrued custody expense	80
Accrued professional fees	5,761
Accrued accounting fees	2,854
Accrued printing and filing fees	2,368

Total liabilities	40,028

Net assets	$38,073,898

Net assets consist of:
Par value, $1 per share	$3,746,348
Paid-in capital in excess of par value	37,716,037
Accumulated net realized gain on investments	2,095,589
Net unrealized depreciation on investments	(5,944,781)
Undistributed net investment income	460,705

Net assets	$38,073,898

Shares outstanding	3,746,348

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$10.16

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$10,500
Dividends (net of withholding tax of $18,118)	537,458

Total investment income	547,958

Expenses:
Management fees	117,373
Custodian fees	2,740
Directors’ fees	1,445
Professional fees	6,296
Accounting fees	8,603
Printing and filing	2,554
Compliance expense	2,667
Other	303

Total expenses	141,981

Net investment income	405,977

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	357,662
Change in unrealized appreciation/depreciation on investments	(7,333,800)

Net realized/unrealized gain (loss) on investments	(6,976,138)

Change in net assets from operations	$(6,570,161)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2008	December 31,
	(Unaudited)	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$405,977	$574,329
Net realized gain (loss) on investments	357,662	1,865,153
Change in unrealized appreciation/depreciation on investments	(7,333,800)	394,795

Change in net assets from operations	(6,570,161)	2,834,277

Distributions to shareholders:
Distributions from net investment income	—	(519,601)

Capital transactions:
Received from shares sold	9,856,454	19,700,073
Received from dividends reinvested	—	519,601
Paid for shares redeemed	(5,651,233)	(3,021,658)

Change in net assets from capital transactions	4,205,221	17,198,016

Change in net assets	(2,364,940)	19,512,692
Net Assets:
Beginning of period	40,438,838	20,926,146

End of period	$38,073,898	$40,438,838

Undistributed net investment income	$460,705	$54,728

 Financial Highlights

	Six-Month Period Ended June 30, 2008		Years Ended December 31,		For the Period from November 2, 2005* to
	(Unaudited)		2007	2006	December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$12.00		$11.01	$10.13	$10.00
Operations:
Net investment income	0.11		0.16	0.08	0.01
Net realized and unrealized gain (loss) on investments	(1.95)		0.99	0.87	0.12

Total from operations	(1.84)		1.15	0.95	0.13

Distributions:
Distributions from net investment income	—		(0.16)	(0.07)	—

Net asset value, end of period	$10.16		$12.00	$11.01	$10.13

Total return	(15.33	)%(b)	10.42%	9.36%	1.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$38.1		$40.4	$20.9	$3.6
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.73	%(a)	0.73%	0.88%	1.60	%(a)
Net investment income	2.08	%(a)	1.83%	1.28%	1.22	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.73	%(a)	0.73%	0.88%	3.38	%(a)
Portfolio turnover rate	88%		54%	52%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in term of market capitalization.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-6.93%
Since inception (5/1/07)	-4.13%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2008, the Bristol Growth Portfolio returned -7.92% versus -9.06% for the current benchmark, the Russell 1000 Growth Index.

The first half of 2008 proved to be a challenging and volatile period for the market indices. Recessionary concerns deepened, oil prices skyrocketed, inflation remained high, and companies failed to meet earnings expectations. The U.S. unemployment rate jumped to 5.5% in May adding further pressure to the outlook for consumer spending already hurt by rising food and energy prices. The housing market showed no signs of recovery and credit market turmoil persisted. The early stages of a slowdown in international markets also became apparent by the end of the second quarter.

Out-performers included natural gas stocks, Chesapeake Energy Corp., up 80%, and Cabot Oil & Gas Corp., up 58% benefiting from higher commodity prices and finds in new shale areas with additional growth potential. Agrium, Inc. was up 49% after beating quarterly earnings due to higher potash prices, and on raised estimates. Halliburton Co. was up 41% on raised estimates for increased drilling and services prospects and Fomento Economico Mexicano SAB de CV was up 37% after the company beat estimates on increased sales at its convenience store business and on share gains. Another out-performer was Celgene Corp., up 29% after the company successfully completed a merger with Pharmion Corp. and on strong Revlimid sales.(1)

Detractors to performance included American International Group, Inc., down 54% on continued credit concerns and earnings cuts. Microsoft Corp. was down 22% on an announced hostile bid for Yahoo at a significant premium and Google, Inc. was down 24% on negative revisions due to weak paid search revenues and concerns that economic weakness would impact revenues. General Electric Co. was down 27% after the company guided lower on weakness in its financial services and health care divisions. Human Genome Sciences, Inc. was down 44% after the company halted tests on the highest dosage of its drug Albuferon. Another detractor was International Game Technology, down 43% on lowered estimates due to replacement spending cuts at casinos.(1)

During the period, we maintained our over-weight in Information Technology, adding Cypress Semiconductor Corp. on valuation and positive revisions in its core business and NetApp, Inc. on weakness following misinterpretation of an earnings report, believing the growth outlook for the company remains intact.(1)

In Financials, we moved from a slight under-weight to market-weight, with the addition of some insurance companies. We added The Hartford Financial Services Group, Inc. and Prudential Financial, Inc. on very attractive valuation with less credit risk exposure. We sold Citigroup, Inc. due to valuation relative to tangible book value, and their exposure to security write-downs and ongoing credit risk.(1)

We reduced our weighting in Consumer Discretionary during the quarter to a 5% under-weight, selling The Walt Disney Co. on signs of weakness in travel and hotel spending, Viacom, Inc. fearing cuts in its advertising business, and Phillips-Van Heusen Corp. on earnings cuts at competitor stores.(1)

In the Health Care sector, we initially decreased our weighting, but then increased it in the second quarter to a 5% over-weight. We bought Abbott Laboratories for its robust product pipeline, Savient Pharmaceuticals, Inc. on strong data for its gout drug which reached orphan status and we expect will receive FDA approval and Vertex Pharmaceuticals, Inc. on superior data for its Teleprevir drug used to treat Hepatitis C. We also added Celgene Corp. for its strong product pipeline and potential upside to sales estimates for its cancer drug Vidaza and Wyeth on valuation and optimism for its Alzheimer’s drug. We sold Applied Biosystems Group on valuation, Cardinal Health, Inc. on negative revisions in its drug distribution business and Schering-Plough Corp. on a weaker than expected data release for its cholesterol drug, Vytorin.(1)

Going forward, we are maintaining an over-weight in Health Care and Information Technology and a market-weight in Financials. We are focused on stocks where we see specific opportunities for earnings growth or where we believe valuations are already discounting bad news. We are also maintaining our under-weight in the Consumer Discretionary sector where we see further downside risk to earnings. We believe the market is likely to remain range bound and we are less optimistic for an economic recovery in the near term since we see a number of challenges continuing.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2008.

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The index presented herein includes the effects of requested dividends.

 Portfolio Composition as of June 30, 2008 (1)

% of Net Assets
Common Stocks (3)	98.6
Repurchase Agreements and Other Net Assets	1.4

100.0

 Top 10 Portfolio Holdings as of June 30, 2008 (1) (2)

		% of Net Assets

1.	Microsoft Corp.	3.4
2.	Cisco Systems, Inc.	3.1
3.	Intel Corp.	2.8
4.	Google, Inc. Class A	2.8
5.	International Business Machines Corp.	2.7
6.	Hewlett-Packard Co.	2.6
7.	Applied Materials, Inc.	2.5
8.	The Coca-Cola Co.	2.4
9.	Halliburton Co.	2.3
10.	Apple Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	36.4
Health Care	17.1
Energy	10.0
Consumer Staples	9.8
Industrials	9.5
Materials	6.2
Financials	4.4
Consumer Discretionary	3.6
Telecommunication Services	1.6

98.6

Ohio National Fund, Inc.
Bristol Growth Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.6%	Shares	Value

CONSUMER DISCRETIONARY – 3.6%
Hotels, Restaurants & Leisure – 2.7%
International Game Technology	3,200	$79,936
McDonald’s Corp.	2,000	112,440

		192,376

Specialty Retail – 0.9%
Staples, Inc.	2,800	66,500

TOTAL CONSUMER DISCRETIONARY		258,876

CONSUMER STAPLES – 9.8%
Beverages – 4.0%
Molson Coors Brewing Co. Class B	2,000	108,660
The Coca-Cola Co.	3,300	171,534

		280,194

Food & Staples Retailing – 1.6%
Wal-Mart Stores, Inc.	2,000	112,400

Food Products – 3.3%
General Mills, Inc.	1,700	103,309
Kraft Foods, Inc. Class A	4,700	133,715

		237,024

Household Products – 0.9%
Energizer Holdings, Inc. (a)	900	65,781

TOTAL CONSUMER STAPLES		695,399

ENERGY – 10.0%
Energy Equipment & Services – 4.1%
Halliburton Co.	3,000	159,210
Schlumberger Ltd.	1,200	128,916

		288,126

Oil, Gas & Consumable Fuels – 5.9%
Cabot Oil & Gas Corp.	2,100	142,233
Chesapeake Energy Corp.	1,900	125,324
Hess Corp.	800	100,952
Marathon Oil Corp.	1,000	51,870

		420,379

TOTAL ENERGY		708,505

FINANCIALS – 4.4%
Capital Markets – 1.0%
Merrill Lynch & Co., Inc.	2,300	72,933

Insurance – 3.4%
American International Group, Inc.	2,400	63,504
Prudential Financial, Inc.	1,400	83,636
The Hartford Financial Services Group, Inc.	1,400	90,398

		237,538

TOTAL FINANCIALS		310,471

HEALTH CARE – 17.1%
Biotechnology – 6.7%
Celgene Corp. (a)	1,700	108,579
Genentech, Inc. (a)	1,750	132,825
Human Genome Sciences, Inc. (a)	10,200	53,142
Savient Pharmaceuticals, Inc. (a)	2,900	73,370
Vertex Pharmaceuticals, Inc. (a)	3,100	103,757

		471,673

Health Care Equipment & Supplies – 0.9%
Cooper Cos., Inc.	1,800	66,870

Health Care Providers & Services – 0.3%
Laboratory Corp. of America Holdings (a)	300	20,889

Life Sciences Tools & Services – 2.0%
Thermo Fisher Scientific, Inc. (a)	2,500	139,325

Pharmaceuticals – 7.2%
Abbott Laboratories	2,000	105,940
Johnson & Johnson	1,700	109,378
Mylan, Inc.	11,700	141,219
Wyeth	3,200	153,472

		510,009

TOTAL HEALTH CARE		1,208,766

INDUSTRIALS – 9.5%
Aerospace & Defense – 5.9%
Honeywell International, Inc.	2,400	120,672
Lockheed Martin Corp. (a)	300	29,598
Precision Castparts Corp.	1,500	144,555
United Technologies Corp.	2,000	123,400

		418,225

Air Freight & Logistics – 1.0%
FedEx Corp.	900	70,911

Industrial Conglomerates – 1.6%
General Electric Co.	4,300	114,766

Machinery – 1.0%
Caterpillar, Inc.	903	66,660

TOTAL INDUSTRIALS		670,562

INFORMATION TECHNOLOGY – 36.4%
Communications Equipment – 6.5%
Cisco Systems, Inc. (a)	9,300	216,318
Corning, Inc.	5,600	129,080
QUALCOMM, Inc.	2,500	110,925

		456,323

Computers & Peripherals – 8.4%
Apple, Inc. (a)	950	159,068
Hewlett-Packard Co.	4,100	181,261
International Business Machines Corp.	1,600	189,648
NetApp, Inc. (a)	2,900	62,814

		592,791

Internet Software & Services – 4.2%
eBay, Inc. (a)	3,800	103,854
Google, Inc. Class A (a)	370	194,775

		298,629

Semiconductor & Semiconductor Equipment – 12.5%
Applied Materials, Inc.	9,300	177,537
Broadcom Corp. Class A (a)	5,000	136,450
Cypress Semiconductor Corp. (a)	2,600	64,350
Intel Corp.	9,100	195,468

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

		Fair
Common Stocks – 98.6%	Shares	Value

Semiconductor & Semiconductor Equipment (continued)

Maxim Integrated Products, Inc.	5,100	$107,865
ON Semiconductor Corp. (a)	16,900	154,973
Varian Semiconductor Equipment Associates, Inc. (a)	1,400	48,748

		885,391

Software – 4.8%
Electronic Arts, Inc. (a)	2,200	97,746
Microsoft Corp.	8,800	242,088

		339,834

TOTAL INFORMATION TECHNOLOGY		2,572,968

MATERIALS – 6.2%
Chemicals – 4.7%
Agrium, Inc.	800	86,032
Monsanto Co.	950	120,118
Rohm & Haas Co.	2,700	125,388

		331,538

Metals & Mining – 1.5%
Freeport-McMoRan Copper & Gold, Inc.	900	105,471

TOTAL MATERIALS		437,009

TELECOMMUNICATION SERVICES – 1.6%
Diversified Telecommunication Services – 1.6%
Verizon Communications, Inc.	3,100	109,740

TOTAL TELECOMMUNICATION SERVICES		109,740

Total Common Stocks (Cost $7,232,097)		$6,972,296

	Face	Fair
Repurchase Agreements — 1.4%	Amount	Value

U.S. Bank 1.250% 07/01/2008	$98,000	$98,000

Repurchase price $98,003
Collateralized by:
Federal Home Loan Mortgage Corp.
#E99430 4.500%, 09/01/2018
Fair Value: $37,169
Federal National Mortgage Association
#555408 5.000%, 04/01/2033
Fair Value: $62,788
Total Repurchase Agreements
(Cost $98,000)		$98,000

Total Investments – 100.0%
(Cost $7,330,097) (b)		$7,070,296
Other Assets in Excess of Liabilities – 0.0%		4,044

Net Assets – 100.0%		$7,074,340

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $7,232,097)	$6,972,296
Repurchase agreements	98,000
Cash	561
Receivable for securities sold	177,397
Receivable for fund shares sold	81
Dividends and accrued interest receivable	6,233
Prepaid expenses and other assets	27

Total assets	7,254,595

Liabilities:
Payable for securities purchased	162,612
Payable for fund shares redeemed	3,431
Payable for investment management services	4,821
Payable for compliance services	525
Accrued custody expense	1,628
Accrued professional fees	5,583
Accrued accounting fees	1,234
Accrued printing and filing fees	413
Other accrued expenses	8

Total liabilities	180,255

Net assets	$7,074,340

Net assets consist of:
Par value, $1 per share	$741,934
Paid-in capital in excess of par value	6,689,645
Accumulated net realized loss on investments	(103,513)
Net unrealized depreciation on investments	(259,801)
Undistributed net investment income	6,075

Net assets	$7,074,340

Shares outstanding	741,934

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$9.53

 Statement of Operations

For the Six-Month Period Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$807
Dividends (net of withholding tax of $36)	45,287

Total investment income	46,094

Expenses:
Management fees	27,941
Custodian fees	3,619
Directors’ fees	255
Professional fees	5,836
Accounting fees	3,713
Printing and filing fees	453
Compliance expense	2,667
Other	60

Total expenses	44,544

Net investment income	1,550

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(236,833)
Change in unrealized appreciation/depreciation on investments	(347,190)

Net realized/unrealized gain (loss) on investments	(584,023)

Change in net assets from operations	$(582,473)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statement of Changes in Net Assets

	Six-Month Period	Period from
	Ended June 30, 2008	May 1, 2007* to
	(Unaudited)	December 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,550	$4,525
Net realized gain (loss) on investments	(236,833)	133,320
Change in unrealized appreciation/depreciation on investments	(347,190)	87,389

Change in net assets from operations	(582,473)	225,234

Capital transactions:
Received from shares sold	513,954	7,201,582
Paid for shares redeemed	(202,738)	(81,219)

Change in net assets from capital transactions	311,216	7,120,363

Change in net assets	(271,257)	7,345,597
Net Assets:
Beginning of period	7,345,597	—

End of period	$7,074,340	$7,345,597

Undistributed net investment income	$6,075	$4,525

 Financial Highlights

	Six-Month Period		Period from
	Ended June 30, 2008		May 1, 2007* to
	(Unaudited)		December 31, 2007

Selected Per-Share Data:
Net asset value, beginning of period	$10.35		$10.00
Operations:
Net investment income	—		0.01
Net realized and unrealized gain (loss) on investments	(0.82)		0.34

Total from operations	(0.82)		0.35

Net asset value, end of period	$9.53		$10.35

Total return	(7.92	)%(b)	3.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$7.1		$7.3
Ratios to average net assets:
Expenses	1.28	%(a)	1.30	%(a)
Net investment income	0.04	%(a)	0.10	%(a)
Portfolio turnover rate	80%		107%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2008 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund consists of twenty four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

■	Equity Portfolio — Long-term growth of capital by investing primarily in common stocks or other equity securities.

■	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

■	Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

■	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

■	International Portfolio — Total return on assets by investing primarily in equity securities of foreign companies.

■	Capital Appreciation Portfolio — Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

■	Millennium Portfolio — Maximum capital growth by investing primarily in common stocks of small sized companies.

■	International Small-Mid Company Portfolio (formerly the International Small Company Portfolio) — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

■	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

■	Small Cap Growth Portfolio — Long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

■	Mid Cap Opportunity Portfolio — Long-term total return by investing primarily in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

■	S&P 500 Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500 Index.

■	Strategic Value Portfolio (formerly the Blue Chip Portfolio) — Growth of capital and income by investing primarily in securities of high dividend yielding companies.

■	High Income Bond Portfolio — High current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

■	Capital Growth Portfolio — Long-term capital appreciation by investing in and actively managing equity securities of small cap growth companies.

■	Nasdaq-100 Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike the other Portfolios of the Fund, the Nasdaq-100 Index Portfolio is a non-diversified portfolio for purposes of Section 5 (b)(1) of the 1940 Act.

■	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

■	Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

■	U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

■	Balanced Portfolio — Capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

■	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing within under-priced industries.

■	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

■	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

■	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100 Index Portfolio, is classified as diversified for purposes of Section 5 (b)(1) of the 1940 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each class represents an undivided interest in the assets of the Portfolio corresponding to that class. Each share of a Portfolio may participate equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 350 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund. 40 million shares are allocated to the Money Market Portfolio, 35 million shares are allocated to the International Portfolio, 30 million shares are allocated to the Equity Portfolio, 25 million shares are allocated to each of the Bond and S&P 500 Index Portfolios, 20 million shares are allocated to the Capital Appreciation Portfolio, 15 million shares are allocated to each of the High Income Bond and Nasdaq-100 Index Portfolios, 10 million shares are allocated to each of the Omni, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Target VIP, and Target Equity/Income Portfolios. 5 million shares are allocated to each of the Balanced, Income Opportunity, and Bristol Growth Portfolios. The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

All investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. Should the short-term debt securities held in the Omni Portfolio maintain a dollar-weighted average maturity of 120 days or less and have no maturities greater than one year, such instruments will be valued at amortized cost. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the fair value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolios would receive if a security were sold.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the daily closing price on the exchange on which each security is principally traded. Option securities are currently valued on a composite price basis. Over-the-counter domestic equity securities are valued at the last sale price reported daily as of 4:00 pm Eastern Time. If, on a particular day, a domestic equity security is not traded, the mean between the bid and ask prices reported at 4:00 pm Eastern Time will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

Fixed income securities with a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices, as provided by independent pricing services approved by the Board.

Repurchase agreements are valued at amortized cost.

Restricted securities, illiquid securities, and other investments for which market quotations are not readily available are valued at estimated fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the last sale price at the close of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and the ask quotes at daily close, or the last sale price when appropriate. Non-traded foreign equity securities are priced on last trades or at the mean value between the daily close bid and ask quotes where readily available. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Securities that are primarily traded on foreign exchanges are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time. Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related ADRs, NY registered shares, iShares, and futures. The assumptions selected by the Fund that are used in the valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 Index from the

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

time of local close to the 4:00 pm Eastern Time U.S. market close for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by the management of the Fund as well as the Fund’s Board. Prior results have indicated that the fair value procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and fair market values of investments are reflected as unrealized appreciation or unrealized depreciation.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a three-tier hierarchy framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

Effective January 1, 2008, the Fund adopted SFAS No. 157, as required. The hierarchy of pricing inputs is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at fair value as of June 30, 2008:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Equity	Investments in Securities, Repurchase Agreements	$304,843,413	$43,087,112	$—
Money Market*	Investments in Securities, Repurchase Agreements	—	373,269,577	—
Bond	Investments in Securities, Short-Term Notes	—	165,117,330	—
Omni	Investments in Securities, Repurchase Agreements	34,761,821	18,380,687	—
International	Investments in Securities, Repurchase Agreements Futures contracts	61,006,740 (761,126)	285,944,584 —	— —
Capital Appreciation	Investments in Securities, Repurchase Agreements	152,271,283	13,200,883	—
Millennium	Investments in Securities, Repurchase Agreements	57,822,904	1,887,000	—
International Small-Mid Company	Investments in Securities, Repurchase Agreements	16,403,279	89,013,256	—
Aggressive Growth	Investments in Securities, Repurchase Agreements and Short-Term Notes	23,849,708	7,685,329	—
Small Cap Growth	Investments in Securities, Repurchase Agreements and Short-Term Notes	19,011,731	552,735	460,424
Mid Cap Opportunity	Investments in Securities, Repurchase Agreements	101,504,204	11,352,000	—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

S&P 500 Index	Investments in Securities, Short-Term Notes	$147,831,088	$158,000	$—
Strategic Value	Investments in Securities, Repurchase Agreements	12,815,128	4,028,643	—
High Income Bond	Investments in Securities, Repurchase Agreements	6,925	79,737,461	365,356
Capital Growth	Investments in Securities, Repurchase Agreements	36,484,968	997,000	—
Nasdaq-100 Index	Investments in Securities, Short-Term Notes	44,049,641	312,000	—
Bristol	Investments in Securities, Repurchase Agreements	96,076,409	4,492,090	—
Bryton Growth	Investments in Securities, Repurchase Agreements	72,007,795	4,959,500	—
U.S. Equity	Investments in Securities, Short-Term Notes	20,019,361	934,619	—
Balanced	Investments in Securities, Short-Term Notes	8,149,913	4,211,673	—
Income Opportunity	Investments in Securities, Short-Term Notes	4,895,898	33,000	—
	Outstanding written options	(96,200)	—	—
Target VIP	Investments in Securities, Repurchase Agreements	24,797,405	1,223,432	—
Target Equity/Income	Investments in Securities, Repurchase Agreements	37,257,194	659,000	—
Bristol Growth	Investments in Securities, Repurchase Agreements	6,864,431	205,865	—

*	At June 30, 2008, 100% of the Money Market Fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

Below is a reconciliation that details the activity of securities in Level 3 since the adoption of the pronouncement on January 1, 2008 to June 30, 2008:

	Portfolio
	Small Cap Growth	High Income Bond
	(Investments in Securities)	(Investments in Securities)

Beginning Balance – January 1, 2008	$622,491	$438,643
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	(292,063)	(64,631)
Purchases, issuances, and settlements	129,996	(8,656)
Transfers in and/or out of Level 3	—	—

Ending Balance – June 30, 2008	$460,424	$365,356

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$(292,063)	$(80,316)

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depository receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Options

Each Portfolio, other than the Money Market and Small Cap Growth Portfolios, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio’s total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The S&P 500 Index and Income Opportunity Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with the Portfolios’ stated investment objectives. Options are recorded at fair value, and the related realized and unrealized gains and losses, if any, are included in the Statements of Operations. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

underlying the options and are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

The Small Cap Growth Portfolio may, for hedging purposes or to protect against adverse changes in securities prices and interest rates, (i) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options, (ii) purchase put options on securities owned, and sell put options, (iii) purchase and sell financial futures contracts and options thereon, and (iv) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio’s total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts.

Futures Contracts

Each Portfolio, other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as “variation margin”, are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market.

The S&P 500 Index Portfolio may purchase or sell stock index futures contracts, and options thereon, and the Nasdaq-100 Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index in accordance with their stated investment objectives.

Foreign Currency Contracts, Futures, and Options

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures, generally. A forward contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. These contracts are recorded at fair value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Portfolios could be exposed to foreign currency fluctuations. The use of foreign currency hedging transactions might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other securities.

Repurchase Agreements

The Portfolios routinely acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its assets in illiquid securities.

When-issued Securities

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios may hold liquid assets as collateral that is deemed to be sufficient to cover the purchase price.

Borrowing and Securities Lending

Certain Portfolios in the Fund are allowed to borrow for investment purposes. Borrowings would generally be unsecured, except to the extent the Portfolios enter into reverse repurchase agreements. The 1940 Act requires the Portfolios to maintain continuous asset coverage equal to three times the amount borrowed. No borrowings were conducted by any of the Fund’s Portfolios during the six-month period ended June 30, 2008.

All Portfolios, with the exception of the Money Market Portfolio, are able to lend securities if the loan is adequately secured, is immediately callable and allows for all interest and dividend payments; and the aggregate value of securities loaned does not exceed one third of the total assets. There were no securities lent by any of the Portfolios during the six-month period ended June 30, 2008.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise. Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s accounting agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

New Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Fund’s financial statement disclosures.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. Typically, contract renewals are approved by the Board in the meeting held subsequent to the close of the Fund’s second quarter. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

Equity
 0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
 0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
 0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Millennium
 0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
Aggressive Growth
 0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
 0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
 0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
 0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
 0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
U.S. Equity
 0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million
Money Market
 0.30% of first $100 million*
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
 0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
 0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
 1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth
 0.95% of first $100 million
0.90% of next $50 million
0.80% of next $150 million
0.75% over $300 million
S&P 500 Index
 0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
 0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100 Index
 0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
 0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Balanced
 0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

Target VIP 0.60% of first $100 million	Income Opportunity 0.80% of first $200 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

0.55% of next $400 million 0.50% over $500 million Bristol Growth 0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million	0.75% of next $300 million 0.70% over $500 million Target Equity/Income 0.60% of first $100 million 0.55% of next $400 million 0.50% over $500 million

*	For the six-month period ended June 30, 2008, ONI waived advisory fees in excess of the following amounts:

Money Market	0.25% of average daily net assets

Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent fiscal periods.

If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the period ended June 30, 2008 would have been higher than the net expenses reflected in the financial statements.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for the Equity, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Growth, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Neuberger Berman Management, Inc. (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), RS Investment Co. LLC (“RSIM”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board — approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million
Millennium (Neuberger Berman)
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (RSIM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Small Cap Growth (Janus)
0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
U.S. Equity and Balanced (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million
Target VIP and Target Equity/Income (First Trust)
0.35% of first $500 million
0.25% over $500 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Income Opportunity (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 81% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at June 30, 2008 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to the Investment Advisory Agreement, if in any calendar quarter the total of all ordinary expenses of any Portfolio should exceed approximately one quarter of one percent of the average daily net assets, ONI shall reimburse the Portfolio for such excess expenses. Ordinary expenses for purposes of this calculation exclude the advisory fee paid to ONI, taxes, brokerage commissions, and interest. There were no expenses reimbursed by ONI for the six-month period ended June 30, 2008.

The Investment Advisory Agreement also allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the six-month period ended June 30, 2008, the Fund incurred compliance expenses totaling $64,008, equally allocated to each of the Portfolios. Of this amount, $50,168 was paid, resulting in a combined Fund payable to ONI at period end of $13,840. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Under a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Each director who is not an officer of the Fund nor an employee of ONI or its corporate affiliates is currently paid a quarterly retainer fee of $7,500, $2,000 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The lead independent director of the Board receives an

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

additional quarterly retainer fee of $3,125 and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the six-month period ended June 30, 2008, compensation of these directors by the Fund totaled $90,000.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2008 and the year ended December 31, 2007 were as follows:

	Equity		Money Market		Bond
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	06/30/08	Year Ended	06/30/08	Year Ended	06/30/08	Year Ended
	(Unaudited)	12/31/07	(Unaudited)	12/31/07	(Unaudited)	12/31/07

Capital shares issued on sales	2,708,812	2,411,750	47,009,598	58,324,992	2,178,849	3,546,774
Capital shares issued on reinvested dividends	—	7,713	449,442	1,455,601	—	—
Capital shares redeemed	(4,726,734)	(2,836,632)	(43,667,808)	(51,597,161)	(4,422,012)	(3,539,091)

Net increase/(decrease)	(2,017,922)	(417,169)	3,791,232	8,183,432	(2,243,163)	7,683

	Omni		International		Capital Appreciation
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	06/30/08	Year Ended	06/30/08	Year Ended	06/30/08	Year Ended
	(Unaudited)	12/31/07	(Unaudited)	12/31/07	(Unaudited)	12/31/07

Capital shares issued on sales	253,420	193,760	3,895,580	6,049,120	557,930	844,146
Capital shares issued on reinvested dividends	—	64,689	—	—	—	44,859
Capital shares redeemed	(496,350)	(781,233)	(8,312,254)	(4,282,045)	(1,359,798)	(2,467,737)

Net increase/(decrease)	(242,930)	(522,784)	(4,416,674)	1,767,075	(801,868)	(1,578,732)

	Millennium		International Small-Mid Company		Aggressive Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	06/30/08	Year Ended	06/30/08	Year Ended	06/30/08	Year Ended
	(Unaudited)	12/31/07	(Unaudited)	12/31/07	(Unaudited)	12/31/07

Capital shares issued on sales	351,192	456,467	799,298	1,779,463	1,239,140	1,288,738
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(528,108)	(768,342)	(855,089)	(883,746)	(790,407)	(667,265)

Net increase/(decrease)	(176,916)	(311,875)	(55,791)	895,717	448,733	621,473

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

	Small Cap Growth		Mid Cap Opportunity		S&P 500 Index
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	06/30/08	Year Ended	06/30/08	Year Ended	06/30/08	Year Ended
	(Unaudited)	12/31/07	(Unaudited)	12/31/07	(Unaudited)	12/31/07

Capital shares issued on sales	294,553	764,771	1,695,455	1,598,392	1,135,337	1,369,406
Capital shares issued on reinvested dividends	—	—	—	—	—	157,498
Capital shares redeemed	(405,591)	(509,745)	(850,471)	(1,007,034)	(1,818,648)	(2,134,193)

Net increase/(decrease)	(111,038)	255,026	844,984	591,358	(683,311)	(607,289)

	Strategic Value		High Income Bond		Capital Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	06/30/08	Year Ended	06/30/08	Year Ended	06/30/08	Year Ended
	(Unaudited)	12/31/07	(Unaudited)	12/31/07	(Unaudited)	12/31/07

Capital shares issued on sales	160,180	287,554	2,363,476	4,046,820	359,727	429,971
Capital shares issued on reinvested dividends	—	29,445	—	—	—	—
Capital shares redeemed	(849,638)	(568,110)	(2,252,027)	(2,807,414)	(302,449)	(363,563)

Net increase/(decrease)	(689,458)	(251,111)	111,449	1,239,406	57,278	66,408

	Nasdaq-100 Index		Bristol		Bryton Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	06/30/08	Year Ended	06/30/08	Year Ended	06/30/08	Year Ended
	(Unaudited)	12/31/07	(Unaudited)	12/31/07	(Unaudited)	12/31/07

Capital shares issued on sales	2,012,611	1,585,378	1,837,867	2,818,290	1,830,792	2,849,339
Capital shares issued on reinvested dividends	—	—	—	35,978	—	—
Capital shares redeemed	(1,881,791)	(2,619,323)	(767,226)	(706,885)	(1,004,224)	(367,350)

Net increase/(decrease)	130,820	(1,033,945)	1,070,641	2,147,383	826,568	2,481,989

	U.S. Equity		Balanced		Income Opportunity
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	06/30/08	Year Ended	06/30/08	Year Ended	06/30/08	Year Ended
	(Unaudited)	12/31/07	(Unaudited)	12/31/07	(Unaudited)	12/31/07

Capital shares issued on sales	229,538	320,646	253,359	333,004	46,223	126,720
Capital shares issued on reinvested dividends	—	5,638	—	—	—	—
Capital shares redeemed	(187,838)	(309,461)	(116,187)	(171,361)	(43,584)	(203,158)

Net increase/(decrease)	41,700	16,823	137,172	161,643	2,639	(76,438)

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

	Target VIP		Target Equity/Income		Bristol Growth
	Six-Month		Six-Month		Six-Month	Period from
	Period Ended		Period Ended		Period Ended	5/1/07
	06/30/08	Year Ended	06/30/08	Year Ended	06/30/08	(inception) to
	(Unaudited)	12/31/07	(Unaudited)	12/31/07	(Unaudited)	12/31/07

Capital shares issued on sales	826,628	1,073,827	886,133	1,672,244	53,346	717,455
Capital shares issued on reinvested dividends	—	14,210	—	42,871	—	—
Capital shares redeemed	(252,122)	(140,398)	(508,463)	(247,785)	(21,066)	(7,801)

Net increase/(decrease)	574,506	947,639	377,670	1,467,330	32,280	709,654

(5)	Investment Transactions

Purchases and sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2008 were as follows:

					Capital
	Equity	Bond	Omni	International	Appreciation

Stocks and Bonds:
Purchases	$75,419,800	$14,151,480	$34,270,729	$377,907,891	$59,645,502
Sales	$120,549,650	$33,547,612	$37,716,333	$427,907,353	$70,657,744

		International
		Small-Mid	Aggressive		Mid Cap
	Millennium	Company	Growth	Small Cap Growth	Opportunity
Stocks and Bonds:
Purchases	$59,943,566	$28,694,063	$9,124,658	$4,657,976	$183,488,225
Sales	$63,038,136	$29,090,580	$5,607,134	$5,326,469	$175,071,292

	S&P 500 Index	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100 Index

Stocks and Bonds:
Purchases	$6,775,335	$25,534,417	$8,817,329	$11,277,869	$6,150,790
Sales	$14,848,616	$31,949,315	$10,816,511	$9,479,008	$4,295,156

	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity

Stocks and Bonds:
Purchases	$93,617,936	$27,413,067	$21,808,294	$5,507,858	$5,912,828
Sales	$78,588,363	$13,026,958	$21,556,916	$2,998,163	$5,315,260

		Target
	Target VIP	Equity/Income	Bristol Growth

Stocks and Bonds:
Purchases	$23,644,962	$38,652,031	$6,056,296
Sales	$17,236,233	$33,698,377	$5,606,518

Purchases and sales of government securities for the six-month period ended June 30, 2008 were as follows:

Balanced

Purchases	$176,156
Sales	$1,088,875

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

(6)	Option Contracts Written

The activity in the option contracts written and the premiums received by the Income Opportunity Portfolio for the six-month period ended June 30, 2008 is detailed as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of period	33	$151,689
Options written during period	652	2,367,960
Options exercised during period	—	—
Options expired during period	—	—
Options closed during period	(648)	(2,408,699)

Options outstanding, end of period	37	$110,950

(7)	Futures contracts

At June 30, 2008, the International Portfolio had outstanding futures contract commitments as follows:

	Number
	of Long	Expiration	Notional	Unrealized
Description	Contracts	Date	Value	Depreciation

The Dow Jones Euro STOXX 50 Future	309	9/19/2008	16,443,882	(309,257)
The MSCI Taiwan Stock Index Future	100	7/30/2008	2,875,000	(85,386)
The New Financial Times Stock Exchange 100 Index Future	178	9/19/2008	20,024,938	(78,136)
The S&P ASX 200 Index Future	59	9/18/2008	7,342,944	(95,341)
Tokyo Price Index Future	83	9/11/2008	10,306,117	(193,006)

				(761,126)

The above contracts are collateralized by:

Deposits with broker for margin requirements on futures, net of variation margin on futures contracts	$324,546
U.S. Treasury Bill 1.430%, 07/17/2008 Par Value $5,000,000	4,996,822

Total fair value	$5,321,368

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

(8)	Federal Income Tax Information

At December 31, 2007, the Fund’s most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Undistributed				Total
	Undistributed	Long-Term		Accumulated	Unrealized	Accumulated
	Ordinary	Capital Gains	Accumulated	Capital and	Appreciation	Earnings
Portfolio	Income	(Losses)	Earnings	Other Losses	(Depreciation)(1)	(Deficit)

Equity	$2,497	$37,018,679	$37,021,176	$—	$65,659,179	$106,680,355
Money Market	—	—	—	—	—	—
Bond	8,981,766	—	8,981,766	(2,753,787)	(1,487,602)	4,740,377
Omni	2,825,809	1,391,237	4,217,046	(135,926)	704,944	4,786,064
International	16,773,034	36,833,972	53,607,006	(499,281)	19,549,875	72,657,600
Capital Appreciation	9,724,076	19,351,943	29,076,019	—	471,484	29,547,503
Millennium	—	—	—	(18,741,622)	12,513,185	(6,228,437)
International Small-Mid Company	1,594,729	8,344,175	9,938,904	(23,089)	25,261,227	35,177,042
Aggressive Growth	53,051	—	53,051	(11,793,679)	5,989,230	(5,751,398)
Small Cap Growth	—	—	—	(11,235,517)	3,423,577	(7,811,940)
Mid Cap Opportunity	7,054,548	5,530,444	12,584,992	—	9,336,233	21,921,225
S&P 500 Index	296,444	—	296,444	(25,298,470)	35,149,296	10,147,270
Strategic Value	477,854	2,983,197	3,461,051	(1,245,486)	(2,423,372)	(207,807)
High Income Bond	6,080,780	—	6,080,780	(2,476,704)	(2,278,205)	1,325,871
Capital Growth	—	—	—	(11,751,658)	6,220,975	(5,530,683)
Nasdaq-100 Index	—	—	—	(4,075,651)	11,964,957	7,889,306
Bristol	6,1967,038	1,149,828	7,346,866	(438,735)	2,631,785	9,539,916
Bryton Growth	1,376,290	542,872	1,919,162	(394,600)	3,798,214	5,322,776
U.S. Equity	682,067	802,295	1,484,362	(43,367)	3,606,098	5,047,093
Balanced	395,5354	321,863	717,398	—	874,614	1,592,012
Income Opportunity	45,682	225,664	271,346	—	624,838	896,184
Target VIP	738042	104,482	842,524	—	1,055,210	1,897,734
Target Equity/Income	1,329,896	470,079	1,799,975	—	1,381,699	3,181,674
Bristol Growth	195,780	—	195,780	(5,475)	34,929	225,234

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain instruments, and the difference between book and tax amortization methods for premium and market discounts.

Under current tax regulations, capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year. The following Portfolios had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2008:

	Post-October	Post-October
Portfolio	Currency Losses	Losses

Bond	$—	$73,325
Omni	—	135,926
International	499,281	—
International Small-Mid Company	23,089	—
Aggressive Growth	482	—
Small Cap Growth	1,636	—
Nasdaq-100 Index	—	273,860
Bristol	—	438,735
Bryton Growth	—	394,600
U.S. Equity	—	43,367
Bristol Growth	—	5,475

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2007, which are available to offset future realized gains, if any:

	Total Loss	Expiration Amount by Year
Portfolio	Carryforward	2008	2009	2010	2011	2012	2013	2014	2015

Bond	$2,680,462	$—	$—	$—	$1,386,670	$—	$560,097	$733,695	$—
Millennium	18,741,622	—	—	17,131,037	1,610,585	—	—	—	—
Aggressive Growth	11,793,197	—	7,378,038	4,415,159	—	—	—	—	—
Small Cap Growth	11,233,881	—	7,561,943	3,671,938	—	—	—	—	—
S&P 500 Index	25,298,470	—	11,619,600	13,544,388	134,482	—	—	—	—
Strategic Value	1,245,486	—	—	1,170,471	75,015	—	—	—	—
High Income Bond	2,476,704	—	628,788	1,284,828	563,088	—	—	—	—
Capital Growth	11,751,658	—	2,432,876	9,318,782	—	—	—	—	—
Nasdaq-100 Index	3,801,791	35,446	—	1,176,725	1,110,252	701,524	531,984	215,042	30,818

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

During the year ended December 31, 2007, the Fund recorded reclassifications within the composition of net assets for permanent book/tax differences. These reclassifications were due principally to net operating losses, which for tax purposes cannot be used to offset future taxable income, and consent dividends. Consent dividends are constructive dividends in which distributions are deemed, for tax purposes, to be passed through from the Fund to shareholders upon written consent from all shareholders of the Fund. These reclassifications have no impact on the net asset values of the Fund and are designed to present the Fund’s accumulated net realized income and gain(loss) accounts on a tax basis.

The tax characteristics of dividends paid to shareholders for the year ended December 31, 2007, were as follows:

		Net	Net	Total
		Short-Term	Long-Term	Distribution
Portfolio	Ordinary Income	Capital Gains	Capital Gains	Paid

Equity	$229,856	$—	$—	$229,856
Money Market	14,487,500	—	—	14,487,500
Omni	1,077,718	—	—	1,077,718
Capital Appreciation	919,601	—	—	919,601
S&P 500 Index	2,436,493	—	—	2,436,493
Strategic Value	349,213	—	—	349,213
Bristol	508,005	—	—	508,005
U.S. Equity	87,722	—	—	87,722
Target VIP	175,630	—	—	175,630
Target Equity/Income	519,601	—	—	519,601

Cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2008 for Federal income tax purposes.

					Capital
	Equity	Bond	Omni	International	Appreciation	Millennium

Gross unrealized:
Appreciation	$58,121,542	$1,004,559	$2,413,073	$13,214,289	$12,344,884	$8,259,338
Depreciation	(98,505,674)	(7,466,297)	(5,851,913)	(33,069,573)	(28,614,363)	(1,619,532)

Net unrealized:
Appreciation (depreciation)	$(40,384,132)	$(6,461,738)	$(3,438,840)	$(19,855,284)	$(16,269,479)	$6,639,806

Aggregate cost of securities:	$388,314,657	$171,579,068	$56,581,348	$366,806,608	$181,741,645	$53,070,098

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2008 (Unaudited)

	International
	Small-Mid	Aggressive	Small Cap	Mid Cap	S&P 500	Strategic
	Company	Growth	Growth	Opportunity	Index	Value

Gross unrealized:
Appreciation	$26,739,164	$6,224,412	$2,465,073	$7,794,107	$39,080,549	$219,329
Depreciation	(5,831,885)	(2,523,391)	(4,581,767)	(6,601,111)	(27,140,362)	(4,181,109)

Net unrealized:
Appreciation (depreciation)	$20,907,279	$3,701,021	$(2,116,694)	$1,192,996	$11,940,187	$(3,961,780)

Aggregate cost of securities:	$84,509,256	$27,834,016	$22,141,584	$111,663,208	$136,048,901	$20,805,551

	High Income	Capital	Nasdaq-100		Bryton
	Bond	Growth	Index	Bristol	Growth	U.S. Equity

Gross unrealized:
Appreciation	$690,036	$6,270,757	$10,367,715	$6,008,629	$10,933,278	$1,924,331
Depreciation	(7,459,635)	(3,951,423)	(4,628,942)	(11,816,943)	(8,442,724)	(1,387,105)

Net unrealized:
Appreciation (depreciation)	$(6,769,599)	$2,319,334	$5,738,773	$(5,808,314)	$2,490,554	$537,226

Aggregate cost of securities:	$86,879,341	$35,162,634	$38,622,868	$106,376,813	$74,476,741	$20,416,754

		Income		Target	Bristol
	Balanced	Opportunity	Target VIP	Equity/Income	Growth

Gross unrealized:
Appreciation	$916,390	$487,827	$1,387,099	$3,074,708	$420,724
Depreciation	(569,365)	(390,987)	(4,202,337)	(9,026,810)	(732,985)

Net unrealized:
Appreciation (depreciation)	$347,025	$96,840	$(2,815,238)	$(5,952,102)	$(312,261)

Aggregate cost of securities	$12,014,561	$4,832,058	$28,836,075	$43,868,296	$7,382,557

Ohio National Fund, Inc.

Additional Information	June 30, 2008 (Unaudited)

(1) Review and Approval of Advisory and Sub-Advisory Agreements

There were no approvals of advisory or sub-advisory contracts during the six-month period ended June 30, 2008. The most recent comprehensive annual approval of advisory and sub-advisory contracts occurred during the August 17, 2007 meeting of the Fund’s Board.

Effective May 1, 2008, upon prior Board approval, the name of the Blue Chip Portfolio was changed to the Strategic Value Portfolio.

Effective August 1, 2008, upon prior Board approval, the name of the International Small Company Portfolio was changed to the International Small-Mid Company Portfolio.

(2)	Expense Disclosure

An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2008 and held through June 30, 2008.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	1/1/08 – 6/30/08
Portfolio	1/1/08	6/30/08	1/1/08 – 6/30/08	(Annualized)

Equity	$1,000.00	$725.13	$3.55	0.83%
Money Market	1,000.00	1,012.00	1.59	0.32%
Bond	1,000.00	990.38	3.17	0.64%
Omni	1,000.00	929.52	3.51	0.73%
International	1,000.00	883.74	4.17	0.89%
Capital Appreciation	1,000.00	899.27	4.03	0.85%
Millennium	1,000.00	879.82	4.23	0.90%
International Small-Mid Company	1,000.00	928.91	5.64	1.18%
Aggressive Growth	1,000.00	956.76	4.74	0.97%
Small Cap Growth	1,000.00	781.50	5.10	1.15%
Mid Cap Opportunity	1,000.00	850.22	4.32	0.94%
S&P 500 Index	1,000.00	879.56	2.21	0.47%
Strategic Value	1,000.00	835.73	4.25	0.93%
High Income Bond	1,000.00	983.47	4.30	0.87%
Capital Growth	1,000.00	941.88	4.98	1.03%
Nasdaq-100 Index	1,000.00	880.60	2.47	0.53%
Bristol	1,000.00	902.28	4.22	0.89%
Bryton Growth	1,000.00	933.23	4.58	0.95%
U.S. Equity	1,000.00	827.83	4.28	0.94%
Balanced	1,000.00	928.57	5.18	1.08%
Income Opportunity	1,000.00	948.76	7.84	1.62%
Target VIP	1,000.00	864.27	3.69	0.80%
Target Equity/Income	1,000.00	846.67	3.33	0.73%
Bristol Growth	1,000.00	920.77	6.09	1.28%

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2008 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	1/1/08 – 6/30/08
Portfolio	1/1/08	6/30/08	1/1/08 – 6/30/08	(Annualized)

Equity	$1,000.00	$1,020.75	$4.16	0.83%
Money Market	1,000.00	1,023.29	1.60	0.32%
Bond	1,000.00	1,021.68	3.22	0.64%
Omni	1,000.00	1,021.23	3.67	0.73%
International	1,000.00	1,020.44	4.47	0.89%
Capital Appreciation	1,000.00	1,020.62	4.29	0.85%
Millennium	1,000.00	1,020.37	4.54	0.90%
International Small-Mid Company	1,000.00	1,019.01	5.91	1.18%
Aggressive Growth	1,000.00	1,020.02	4.90	0.97%
Small Cap Growth	1,000.00	1,019.14	5.78	1.15%
Mid Cap Opportunity	1,000.00	1,020.19	4.72	0.94%
S&P 500 Index	1,000.00	1,022.51	2.38	0.47%
Strategic Value	1,000.00	1,020.24	4.67	0.93%
High Income Bond	1,000.00	1,020.53	4.38	0.87%
Capital Growth	1,000.00	1,019.74	5.18	1.03%
Nasdaq-100 Index	1,000.00	1,022.23	2.66	0.53%
Bristol	1,000.00	1,020.43	4.48	0.89%
Bryton Growth	1,000.00	1,020.13	4.78	0.95%
U.S. Equity	1,000.00	1,020.18	4.73	0.94%
Balanced	1,000.00	1,019.49	5.42	1.08%
Income Opportunity	1,000.00	1,016.81	8.12	1.62%
Target VIP	1,000.00	1,020.90	4.01	0.80%
Target Equity/Income	1,000.00	1,021.25	3.65	0.73%
Bristol Growth	1,000.00	1,018.52	6.40	1.28%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2008 (Unaudited)

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex	Directorships During Past Five Years

Independent Directors
James E. Bushman 3040 Forrer Street Cincinnati, Ohio	63	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: Air Transport Services Group, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.
L. Ross Love 615 Windings Way Cincinnati, Ohio	62	Director, Member of Audit and Independent Directors Committees	Since October 1998	32	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the communications and medical equipment industries); Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce.
George M. Vredeveld University of Cincinnati P.O. Box 210223 Cincinnati, Ohio	65	Lead Independent Director, Member of Audit and Independent Directors Committees	Since March 1996	32	Alpaugh Professor of Economics, University of Cincinnati; President: Economics Center for Education & Research; Trustee: National Council on Economic Education.
John I. Von Lehman 10340 Carriage Trail Cincinnati, Ohio	55	Director, Member of Audit and Independent Directors Committees	Since August 2007	32	Former Executive Vice President, CFO, Secretary, and Director: The Midland Company; Board Member: Life Enriching Communities.
Interested Director and Officers
John J. Palmer One Financial Way Cincinnati, Ohio	68	President, Chairman of the Board and Director	Since July 1997	32	Director and Vice Chairman: ONLIC; Chairman, CEO and President: NSLA; Director: ONI and various other Ohio National-affiliated companies; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera
Thomas A. Barefield One Financial Way Cincinnnati, Ohio	55	Vice President	Since February 1998	32	Executive Vice President and Chief Marketing Officer- Institutional Sales: ONLIC; Recent graduate of class XXIX of Leadership Cincinnati. Director: NSLA and ONI.
Christopher A. Carlson One Financial Way Cincinnnati, Ohio	49	Vice President	Since March 2000	32	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI.
Dennis R. Taney One Financial Way Cincinnnati, Ohio	60	Chief Compliance Officer	Since June 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC and ONI; Prior to August 2004 was Treasurer of the Fund.
R. Todd Brockman One Financial Way Cincinnati, Ohio	39	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI; Prior to July 2004 was an Assurance Manager with Grant Thornton LLP, a certified public accounting firm.
Kimberly A. Plante One Financial Way Cincinnnati, Ohio	34	Secretary	Since March 2005	32	Associate Counsel: ONLIC; Secretary: ONI; Prior to August 2007 was Assistant Secretary; Prior to December 2004 was an Associate with Dinsmore & Shohl LLP, attorneys at law.
Catherine E. Gehr One Financial Way Cincinnnati, Ohio	36	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI; Prior to April 2004 was an Accounting Consultant in the Financial Control Department of ONLIC.
Katherine L. Carter One Financial Way Cincinnnati, Ohio	28	Assistant Secretary	Since July 2007	32	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

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Ohio National Fund, Inc. Post Office Box 371 Cincinnati, Ohio 4520I Form I325 Rev. 8-08
L32623_2_Ohio Nat_cover.pmd 2 8/6/2008, 12:38 PM

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics (the “Code”) that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of the Code is filed as Exhibit EX-99.CODE to this Form N-CSR.
Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has a financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.
Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.
Fiscal year ended December 31, 2007: $255,600
Fiscal year ended December 31, 2006: $233,450
(b)	Audit-Related Fees.
Professional services rendered in connection with the consent on the Fund’s N1A filing.
Fiscal year ended December 31, 2007: $4,600
Fiscal year ended December 31, 2006: $4,500

(c)	Tax Fees.	None.

(d)	All Other Fees.	None.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
During the fiscal years ended December 31, 2007 and 2006, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.
Item 5.	Audit Committee Of Listed Registrants.

Not applicable.
Item 6.	Schedule of Investments.

Not applicable.
Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.
Item 11.	Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12.	Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Ohio National Fund, Inc.

By:	/s/ John J. Palmer
John J. Palmer
President and Director
September 5, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Ohio National Fund, Inc.

By:	/s/ John J. Palmer
John J. Palmer
President and Director
September 5, 2008

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
September 5, 2008